UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07912

Old Westbury Funds, Inc.

(Exact name of registrant as specified in charter)

103 Bellevue Parkway
Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Nicola R. Knight, Esq.
Bessemer Investment Management LLC
1271 Ave. of Americas
New York, NY 10020

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-607-2200

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2025

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Old Westbury All Cap Core Fund (OWACX)

Old Westbury Funds, Inc.

Annual Shareholder Report

October 31, 2025

This annual shareholder report contains important information about the Old Westbury All Cap Core Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025.You can find additional information about the Fund at www.oldwestburyfunds.com. You can also request this information by contacting us at (800) 607-2200. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Old Westbury All Cap Core Fund	$101	0.95%

What drove Fund performance during the past 12 months?

  Global equities delivered strong returns during the 12-month period, supported by a resilient economic backdrop and heightened enthusiasm for advances in technology and artificial intelligence.

  Both U.S. and international markets contributed. In the U.S., performance benefited from exposure to several large companies with strong fundamentals and earnings growth, such as NVIDIA, Broadcom, and Microsoft. International performance was broad-based across multiple sectors and regions.

What contributed to performance?

The All Cap Core Fund underperformed during the 12-month period, increasing 13.18% versus an increase of 22.26% for the Fund’s secondary benchmark, 90% MSCI USA and 10% MSCI ACWI ex USA (Net). Performance of the Fund’s primary benchmark is provided in the table below. Here, we discuss the Fund's performance against its secondary benchmark.

Contributors included an underweight allocation to consumer staples and stock selection within communication services. The consumer staples sector lagged the benchmark, and within the sector, the Fund avoided many larger underperforming constituents while owning Walmart, which outperformed both peers and the benchmark.

Stock selection in communication services included Alphabet and Take-Two Interactive, both of which significantly outperformed the sector and the benchmark.

What detracted from performance?

The largest detractor was stock selection within the U.S. information technology sector. The Fund’s holdings in Gartner, Motorola Solutions, and Manhattan Associates underperformed the sector and the benchmark. Additionally, not owning large outperformers such as Palantir, Advanced Micro Devices, and Oracle detracted from relative performance.

How has the Fund performed?

Cumulative Returns of a Hypothetical $10,000 Investment as of 10/31/2025

	Old Westbury All Cap Core Fund	MSCI ACWI Investable Market Index (Net)	90% MSCI USA Index & 10% MSCI ACWI ex USA Index (Net)
2015	$10,000	$10,000	$10,000
2016	$10,073	$10,234	$10,393
2017	$12,270	$12,641	$12,842
2018	$12,957	$12,520	$13,562
2019	$14,984	$14,024	$15,468
2020	$17,579	$14,630	$17,031
2021	$24,569	$20,216	$24,177
2022	$19,325	$16,129	$19,990
2023	$21,387	$17,649	$22,055
2024	$28,946	$23,356	$30,207
2025	$32,760	$28,495	$36,930

Average Annual Total Returns as of 10/31/2025

Fund	1 Year	5 Years	10 Years
Old Westbury All Cap Core Fund	13.18%	13.26%	12.60%
MSCI ACWI Investable Market Index (Net)	22.00%	14.26%	11.04%
90% MSCI USA Index & 10% MSCI ACWI ex USA Index (Net)	22.26%	16.74%	13.96%

The above graph compares a hypothetical investment of $10,000 in the Fund to a hypothetical investment of $10,000 in the MSCI ACWI Investable Market Index (Net) and a blended index (90% MSCI USA Index & 10% MSCI ACWI ex USA Index (Net)) over the past 10 fiscal years. Indexes are gross of withholding taxes unless otherwise noted as (Net) of withholding taxes. The indices' performance is not illustrative of the Fund's performance and performance of the Fund will differ. Market index returns do not include expenses, which are deducted from Fund returns. The Fund's total return figures reflect the reinvestment of dividends and capital gains, if any. Indexes also include the reinvestment of distributions but do not include fees, expenses and income taxes associated with an investment in the Fund. Fund performance reflects fees, waivers and/or expense reimbursements for applicable periods. Without such waivers/reimbursements, performance would have been lower. Prior to December 30, 2016, the Fund was named the Old Westbury Large Cap Core Fund and operated under a different investment strategy. The performance information shown above before such date represents the Fund's prior investment strategies.

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Fund Statistics as of 10/31/2025

  Total Net Assets$3,510,846,400
  # of Portfolio Holdings102
  Portfolio Turnover Rate38%
  Total Advisory Fees Paid (Net of Waivers)$22,816,322

What did the Fund invest in?

Sector Weightings (as a % of Net Assets) as of 10/31/2025

Information Technology	30.8%
Communication Services	10.9%
Health Care	10.8%
Industrials	9.8%
Financial Services	7.5%
Consumer Discretionary	7.4%
Banks	4.4%
Consumer Staples	3.9%
Other Sectors	7.4%
Other Assets and Liabilities	7.1%

Top Ten Holdings (as a % of Net Assets) as of 10/31/2025

NVIDIA Corp.	7.2%
Microsoft Corp.	6.2%
Alphabet, Inc.	5.1%
Apple, Inc.	5.1%
Amazon.com, Inc.	4.2%
Broadcom, Inc.	3.1%
Meta Platforms, Inc.	3.0%
Visa, Inc.	2.5%
JP Morgan Chase & Co.	2.4%
SPDR S&P 500 ETF Trust	2.2%

Where can I find additional information about the Fund?

You can find the Fund’s prospectus, financial information, holdings, and proxy voting information at www.oldwestburyfunds.com. You can also request this information by contacting us at (800) 607-2200.

Householding

In order to reduce shareholder expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call (800) 607-2200, or if your shares are held through a financial institution, please contact the financial institution directly. We will begin sending your individual copies with the next scheduled mailing.

Material Fund Changes

This is a summary of certain changes to the Fund for the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by March 1, 2026 at www.oldwestburyfunds.com or upon request by calling (800) 607-2200.

Effective October 15, 2025, Bessemer Investment Management LLC, the Fund's investment adviser, has contractually committed through October 31, 2028 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 0.95%.

NOT FDIC INSURED|MAY LOSE VALUE|NO BANK GUARANTEE

Old Westbury Funds, Inc.

Old Westbury All Cap Core Fund

Annual Shareholder Report

October 31, 2025

OWF_A21-AR2025 861014

Old Westbury Large Cap Strategies Fund (OWLSX)

Old Westbury Funds, Inc.

Annual Shareholder Report

October 31, 2025

This annual shareholder report contains important information about the Old Westbury Large Cap Strategies Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025.You can find additional information about the Fund at www.oldwestburyfunds.com. You can also request this information by contacting us at (800) 607-2200. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Old Westbury Large Cap Strategies Fund	$121	1.10%

What drove Fund performance during the past 12 months?

  The Large Cap Strategies Fund underperformed during the 12-month period, increasing 19.20% versus an increase of 23.76% for the Fund’s secondary benchmark, the MSCI ACWI Large Cap Index (Net).

  Global growth stocks outperformed value for the 12-month period.

  Emerging markets outperformed both developed-international and U.S. markets.

What contributed to performance?

Performance of the Fund’s primary benchmark is provided in the table below. Here, we discuss the Fund’s performance against its secondary benchmark. Sands Capital Management, LLC’s portfolio was the top absolute and relative contributor. The Fund benefited from its exposure to the pharmaceutical theme through an underweight position in Novo Nordisk A/S and an overweight position in Galderma, as well as from exposure to the technology hardware storage and peripherals theme via an overweight position in Samsung Electronics.

From a sector standpoint, the Fund’s allocation to materials and utilities as well as stock selection in healthcare contributed positively to performance.

Regionally, strong stock selection in developed Europe was the primary driver of the Fund’s relative gains, while allocation to Japan also added modestly to results.

What detracted from performance?

Despite overall gains for the 12-month period, several areas detracted from relative performance. Aikya Investment Management Limited’s portfolio was the Fund’s top absolute and relative detractor. The Fund’s performance was negatively impacted by its exposure to the automobile manufacturing and electric utilities sectors. Underweight positions in benchmark names such as Tesla and TSMC detracted from relative returns, while an overweight position in NVIDIA also weighed on performance.

Within sectors, stock selection in consumer discretionary and industrials weighed on Fund results, along with an underweight allocation to technology.

On a regional basis, weak stock selection in the U.S., Japan, and emerging Asia Pacific offset some of the Fund’s positive contributions.

How has the Fund performed?

Cumulative Returns of a Hypothetical $10,000 Investment as of 10/31/2025

	Old Westbury Large Cap Strategies Fund	MSCI ACWI Investable Market Index (Net)	MSCI ACWI Large Cap Index (Net)
2015	$10,000	$10,000	$10,000
2016	$10,193	$10,234	$10,201
2017	$11,897	$12,641	$12,595
2018	$11,772	$12,520	$12,608
2019	$13,293	$14,024	$14,206
2020	$14,221	$14,630	$15,011
2021	$19,005	$20,216	$20,541
2022	$14,487	$16,129	$16,542
2023	$15,559	$17,649	$18,503
2024	$20,974	$23,356	$24,689
2025	$25,001	$28,495	$30,556

Average Annual Total Returns as of 10/31/2025

Fund	1 Year	5 Years	10 Years
Old Westbury Large Cap Strategies Fund	19.20%	11.95%	9.60%
MSCI ACWI Investable Market Index (Net)	22.00%	14.26%	11.04%
MSCI ACWI Large Cap Index (Net)	23.76%	15.27%	11.82%

The above graph compares a hypothetical investment of $10,000 in the Fund to a hypothetical investment of $10,000 in the MSCI ACWI Investable Market Index (Net) and the MSCI ACWI Large Cap Index (Net) over the past 10 fiscal years. Indexes are gross of withholding taxes unless otherwise noted as (Net) of withholding taxes. The indices' performance is not illustrative of the Fund's performance and performance of the Fund will differ. Market index returns do not include expenses, which are deducted from Fund returns. The Fund's total return figures reflect the reinvestment of dividends and capital gains, if any. Indexes also include the reinvestment of distributions but do not include fees, expenses, and income taxes associated with an investment in the Fund. Fund performance reflects fees, waivers and/or expense reimbursements for applicable periods. Without such waivers/reimbursements, performance would have been lower.

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Fund Statistics as of 10/31/2025

  Total Net Assets$26,390,000,800
  # of Portfolio Holdings526
  Portfolio Turnover Rate48%
  Total Advisory Fees Paid (Net of Waivers)$200,417,828

What did the Fund invest in?

Sector Weightings (as a % of Net Assets) as of 10/31/2025

Information Technology	28.1%
Industrials	10.7%
Consumer Discretionary	10.3%
Banks	9.0%
Communication Services	8.9%
Health Care	8.8%
Financial Services	5.2%
Consumer Staples	5.2%
Other Sectors	11.0%
Other Assets and Liabilities	2.8%

Top Ten Holdings (as a % of Net Assets) as of 10/31/2025

NVIDIA Corp.	6.7%
Microsoft Corp.	5.0%
Alphabet, Inc.	4.4%
Apple, Inc.	4.0%
Amazon.com, Inc.	3.3%
Broadcom, Inc.	2.9%
JP Morgan Chase & Co.	2.3%
Meta Platforms, Inc.	1.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	1.3%
Chevron Corp.	1.1%

Where can I find additional information about the Fund?

You can find the Fund’s prospectus, financial information, holdings, and proxy voting information at www.oldwestburyfunds.com. You can also request this information by contacting us at (800) 607-2200.

Householding

In order to reduce shareholder expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call (800) 607-2200, or if your shares are held through a financial institution, please contact the financial institution directly. We will begin sending your individual copies with the next scheduled mailing.

Material Fund Changes

This is a summary of certain changes to the Fund for the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by March 1, 2026 at www.oldwestburyfunds.com or upon request by calling (800) 607-2200.

Effective October 15, 2025, Bessemer Investment Management LLC, the Fund's investment adviser, has contractually committed through October 31, 2028 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 1.10%.

NOT FDIC INSURED|MAY LOSE VALUE|NO BANK GUARANTEE

Old Westbury Funds, Inc.

Old Westbury Large Cap Strategies Fund

Annual Shareholder Report

October 31, 2025

OWF_A21-AR2025 943344

Old Westbury Small & Mid Cap Strategies Fund (OWSMX)

Old Westbury Funds, Inc.

Annual Shareholder Report

October 31, 2025

This annual shareholder report contains important information about the Old Westbury Small & Mid Cap Strategies Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025.You can find additional information about the Fund at www.oldwestburyfunds.com. You can also request this information by contacting us at (800) 607-2200. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Old Westbury Small & Mid Cap Strategies Fund	$118	1.10%

What drove Fund performance during the past 12 months?

  The Small & Mid Cap Strategies Fund underperformed during the 12-month period, increasing 13.77% versus an increase of 16.71% for the MSCI ACWI SMID Cap Index (Net), the Fund’s secondary benchmark.

  Global small-to-mid-cap growth stocks outperformed value for the 12-month period.

  Developed international markets outperformed both emerging and U.S. markets.

What contributed to performance?

Performance of the Fund’s primary benchmark is provided in the table below. Here, we discuss the Fund’s performance against its secondary benchmark. Portfolios managed by Polunin Capital Partners Limited and Acadian Asset Management LLC were the top two absolute and relative contributors in the Fund. The Fund benefited from its exposure to the gold theme through overweight positions in Evolution Mining Limited and Perseus Mining Limited, as well as from exposure to the broadline retail sector via overweight positions in companies such as Alibaba Group and Dollarama. From a sector perspective, stock selection in materials and consumer discretionary contributed meaningfully to Fund performance, while an overweight allocation to industrials also added to returns. On a regional basis, strong stock selection in emerging Asia Pacific and developed Europe were key drivers of Fund outperformance, supported by additional gains from Asia Pacific ex-Japan stock selection.

What detracted from performance?

Despite overall gains for the period, a few areas detracted from relative performance. Portfolios managed by Bessemer Investment Management LLC and Champlain Investment Partners LLC were the top two absolute and relative detractors in the Fund. The Fund was negatively impacted by its exposure to the application software theme, with overweight positions in Alkami Technology, Manhattan Associates, Inc., and Vertex, Inc. detracting from performance.

Additionally, the underweight exposure to strong secondary benchmark names within the aerospace and defense sector further weighed on the Fund’s relative returns. Within sectors, stock selection in technology and industrials as well as overweight allocation to healthcare negatively impacted results.

From a regional standpoint, weak stock selection in the U.S. and Israel detracted from Fund performance, partially offsetting strength in other regions.

How has the Fund performed?

Cumulative Returns of a Hypothetical $10,000 Investment as of 10/31/2025

	Old Westbury Small & Mid Cap Strategies Fund	MSCI ACWI Investable Market Index (Net)	MSCI ACWI SMID Cap Index (Net)
2015	$10,000	$10,000	$10,000
2016	$10,513	$10,234	$10,317
2017	$12,368	$12,641	$12,759
2018	$12,045	$12,520	$12,287
2019	$13,182	$14,024	$13,545
2020	$13,961	$14,630	$13,628
2021	$18,446	$20,216	$19,365
2022	$13,391	$16,129	$15,056
2023	$13,320	$17,649	$15,399
2024	$16,818	$23,356	$19,867
2025	$19,134	$28,495	$23,186

Average Annual Total Returns as of 10/31/2025

Fund	1 Year	5 Years	10 Years
Old Westbury Small & Mid Cap Strategies Fund	13.77%	6.51%	6.70%
MSCI ACWI Investable Market Index (Net)	22.00%	14.26%	11.04%
MSCI ACWI SMID Cap Index (Net)	16.71%	11.21%	8.77%

The above graph compares a hypothetical investment of $10,000 in the Fund to a hypothetical investment of $10,000 in the MSCI ACWI Investable Market Index (Net) and the MSCI ACWI SMID Cap Index (Net) over the past 10 fiscal years. Indexes are gross of withholding taxes unless otherwise noted as (Net) of withholding taxes. The indices' performance is not illustrative of the Fund's performance and performance of the Fund will differ. Market index returns do not include expenses, which are deducted from Fund returns. The Fund's total return figures reflect the reinvestment of dividends and capital gains, if any. Indexes also include the reinvestment of distributions but do not include fees, expenses, and income taxes associated with an investment in the Fund. Fund performance reflects fees, waivers and/or expense reimbursements for applicable periods. Without such waivers/reimbursements, performance would have been lower. Prior to December 30, 2016, the Fund was named the Old Westbury Small & Mid Cap Fund and operated under a different investment strategy. The performance information shown above before such date represents the Fund's prior investment strategies.

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Fund Statistics as of 10/31/2025

  Total Net Assets$8,904,037,731
  # of Portfolio Holdings2,088
  Portfolio Turnover Rate61%
  Total Advisory Fees Paid (Net of Waivers)$70,888,934

What did the Fund invest in?

Country Weightings (as a % of Net Assets) as of 10/31/2025

United States	38.3%
Japan	12.2%
China	5.2%
United Kingdom	4.9%
Australia	2.9%
South Korea	2.6%
France	2.1%
Switzerland	2.1%
Other Countries	21.3%
Other Assets and Liabilities	8.4%

Top Ten Holdings (as a % of Net Assets) as of 10/31/2025

VanEck Junior Gold Miners ETF	3.0%
State Street SPDR S&P Biotech ETF	1.1%
Keysight Technologies, Inc.	0.6%
Esab Corp.	0.6%
Nasdaq, Inc.	0.6%
STERIS Plc	0.6%
Alibaba Group Holding Ltd.	0.6%
Pure Storage, Inc.	0.5%
Utilities Select Sector SPDR Fund	0.5%
Clean Harbors, Inc.	0.5%

Where can I find additional information about the Fund?

You can find the Fund’s prospectus, financial information, holdings, and proxy voting information at www.oldwestburyfunds.com. You can also request this information by contacting us at (800) 607-2200.

Householding

In order to reduce shareholder expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call (800) 607-2200, or if your shares are held through a financial institution, please contact the financial institution directly. We will begin sending your individual copies with the next scheduled mailing.

Old Westbury Funds, Inc.

Old Westbury Small & Mid Cap Strategies Fund (OWSMX)

Annual Shareholder Report

October 31, 2025

Material Fund Changes

This is a summary of certain changes to the Fund for the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by March 1, 2026 at www.oldwestburyfunds.com or upon request by calling (800) 607-2200.

Effective February 27, 2025, Artisan Partners Limited Partnership no longer serves as a sub-adviser to the Fund.

Effective December 2, 2025, Champlain Investment Partners, LLC no longer serves as a sub-adviser to the Fund.

Effective October 15, 2025, Bessemer Investment Management LLC, the Fund's investment adviser, has contractually committed through October 31, 2028 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 1.10%.

NOT FDIC INSURED|MAY LOSE VALUE|NO BANK GUARANTEE

Old Westbury Funds, Inc.

Old Westbury Small & Mid Cap Strategies Fund

Annual Shareholder Report

October 31, 2025

OWF_A21-AR2025 905637

Old Westbury Total Equity Fund (OWTEX)

Old Westbury Funds, Inc.

Annual Shareholder Report

October 31, 2025

This annual shareholder report contains important information about the Old Westbury Total Equity Fund (the "Fund") for the period of February 28, 2025, the Fund's inception, to October 31, 2025 (the "reporting period").You can find additional information about the Fund at www.oldwestburyfunds.com. You can also request this information by contacting us at (800) 607-2200. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the reporting period?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Old Westbury Total Equity Fund	$70Footnote Reference^	0.97%Footnote Reference*
Footnote	Description
Footnote*	Annualized
Footnote^	The Fund commenced operations during the reporting period. Expenses for a full reporting period would be higher than the amount shown.

What drove Fund performance during the reporting period?

  The Total Equity Fund underperformed in the eight months since inception, increasing 12.80% versus an increase of 17.88% for the Fund’s benchmark, the MSCI ACWI IMI Index (Net) in the same period.

  Technology and communication services were the market’s strongest performing sectors in the eight-month period.

  Global growth stocks outperformed value for the eight-month period.

  Aided by a weakening dollar, developed-international and emerging markets significantly outperformed U.S. markets.

What contributed to performance?

Performance of the Fund’s benchmark is provided in the table below. The Fund delivered strong gains during the period. The Fund benefited from exposure to the overall technology, artificial intelligence, and semiconductor themes through U.S. positions in Microsoft, chip manufacturer NVIDIA, and semiconductor solutions business Broadcom. Stock selection in the healthcare and communication service sectors also contributed to the Fund’s performance. From a regional perspective, strong stock selection in developed Europe benefited the Fund as well.

What detracted from performance?

Despite portfolio gains for the reporting period, a few areas detracted from performance during the period. Due to a rising market, cash positions across the Fund were a net drag. On a strategy basis, underperformance in Sands Capital Management, LLC’s portfolio and Aikya Investment Management Limited’s portfolio also detracted from relative returns.

Underweight positions to lower-quality and smaller-cap benchmark names hurt relative returns. Stock selection in the financials, information technology, and industrial sectors also detracted from performance.

On a regional basis, weak stock selection in the U.S. and Japan and an underweight position to emerging markets hurt performance.

How has the Fund performed?

Cumulative Returns of a Hypothetical $10,000 Investment as of 10/31/2025

	Old Westbury Total Equity Fund	MSCI ACWI Investable Market Index (Net)
02/28/2025	$10,000	$10,000
03/31/2025	$9,580	$9,612
04/30/2025	$9,630	$9,702
05/31/2025	$10,150	$10,264
06/30/2025	$10,570	$10,729
07/31/2025	$10,690	$10,871
08/31/2025	$10,890	$11,167
09/30/2025	$11,140	$11,552
10/31/2025	$11,280	$11,788

Average Annual Total Returns as of 10/31/2025

Fund	Since Inception (February 28, 2025)
Old Westbury Total Equity Fund	12.80%
MSCI ACWI Investable Market Index (Net)	17.88%

The above graph compares a hypothetical investment of $10,000 in the Fund to a hypothetical investment of $10,000 in the MSCI ACWI Investable Market Index (Net) since the Fund’s inception (February 28, 2025). Indexes are gross of withholding taxes unless otherwise noted as (Net) of withholding taxes. The index's performance is not illustrative of the Fund's performance and performance of the Fund will differ. Market index returns do not include expenses, which are deducted from Fund returns. The Fund's total return figures reflect the reinvestment of dividends and capital gains, if any. Indexes also include the reinvestment of distributions but do not include fees, expenses, and income taxes associated with an investment in the Fund. Fund performance reflects fees, waivers and/or expense reimbursements for applicable periods. Without such waivers/reimbursements, performance would have been lower.

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Fund Statistics as of 10/31/2025

  Total Net Assets$905,624,636
  # of Portfolio Holdings481
  Portfolio Turnover Rate25%
  Total Advisory Fees Paid (Net of Waivers)$2,785,962

What did the Fund invest in?

Sector Weightings (as a % of Net Assets) as of 10/31/2025

Information Technology	26.1%
Industrials	11.9%
Consumer Discretionary	9.5%
Health Care	9.0%
Communication Services	8.3%
Banks	8.0%
Financial Services	5.9%
Consumer Staples	5.3%
Other Sectors	10.3%
Other Assets and Liabilities	5.7%

Top Ten Holdings (as a % of Net Assets) as of 10/31/2025

NVIDIA Corp.	5.6%
Microsoft Corp.	4.4%
Alphabet, Inc.	3.8%
Apple, Inc.	3.5%
Amazon.com, Inc.	3.0%
Broadcom, Inc.	2.4%
JP Morgan Chase & Co.	1.9%
Meta Platforms, Inc.	1.8%
Visa, Inc.	1.2%
NextEra Energy, Inc.	1.0%

Where can I find additional information about the Fund?

You can find the Fund’s prospectus, financial information, holdings, and proxy voting information at www.oldwestburyfunds.com. You can also request this information by contacting us at (800) 607-2200.

Householding

In order to reduce shareholder expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call (800) 607-2200, or if your shares are held through a financial institution, please contact the financial institution directly. We will begin sending your individual copies with the next scheduled mailing.

Material Fund Changes

This is a summary of certain changes to the Fund for the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by March 1, 2026 at www.oldwestburyfunds.com or upon request by calling (800) 607-2200.

Effective October 15, 2025, Bessemer Investment Management LLC, the Fund's investment adviser, has contractually committed through October 31, 2028 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 0.98%.

NOT FDIC INSURED|MAY LOSE VALUE|NO BANK GUARANTEE

Old Westbury Funds, Inc.

Old Westbury Total Equity Fund

Annual Shareholder Report

October 31, 2025

OWF_A21-AR2025 728866

Old Westbury Credit Income Fund (OWCIX)

Old Westbury Funds, Inc.

Annual Shareholder Report

October 31, 2025

This annual shareholder report contains important information about the Old Westbury Credit Income Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025.You can find additional information about the Fund at www.oldwestburyfunds.com. You can also request this information by contacting us at (800) 607-2200. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Old Westbury Credit Income Fund	$88	0.85%

What drove Fund performance during the past 12 months?

  The Credit Income Fund outperformed during the 12-month period, increasing 7.27% versus an increase of 7.17% for the Fund’s secondary benchmark, the ICE BofA 1-10 Year U.S. Corporate Index.

  The U.S. fixed income market generally enjoyed strong performance in the period, as inflation remained contained and the U.S. Federal Reserve (the "Fed") resumed interest rate cuts as it continued to recalibrate policy.

  The U.S. economy remained resilient, yet the labor market began to soften, prompting policy recalibration.

  Favorable policy and resilient company earnings supported fixed income spreads as default levels were low, consumer balance sheets were healthy, and market volatility was contained.

What contributed to performance?

Performance of the Fund’s primary benchmark is provided in the table below. Here, we discuss the Fund’s performance against its secondary benchmark. The Fund benefited from lower interest rates throughout the year. This policy environment helped reduce overall fixed income market volatility relative to prior years. Inflation remained contained but above the Fed's target. Core services inflation slowly declined, but tariff-related price increases muddied the picture. The U.S. labor market began to soften from strong levels while overall company earnings and household balance sheets remained resilient.

Despite tariff-related uncertainty, this economic backdrop increased confidence that the U.S. would be able to avoid a recession, which helped fixed income assets with decent, and even somewhat overvalued, spread levels to continue to generate excess returns.

What detracted from performance?

Even with the Fed resuming its adjustment of policy rates downward, the shape of the yield curve remained quite flat. A flat yield curve does not support roll yield — that is, the potential to earn extra returns as a bond approaches its maturity date and its yield declines, which typically occurs with normal or steeper yield curves. Given the Fund’s barbell approach to portfolio construction, a flat yield curve reduced the benefits of roll yield and removed a key source of return from positioning in longer-dated Treasury securities. The investment team expects this aspect of the yield curve to continue to normalize as the Fed continues to recalibrate policy.

How has the Fund performed?

Cumulative Returns of a Hypothetical $10,000 Investment as of 10/31/2025

	Old Westbury Credit Income Fund	ICE BofA U.S. Broad Market Index	ICE BofA 1-10 Year U.S. Corporate Index
10/01/2020	$10,000	$10,000	$10,000
2020	$9,990	$9,950	$10,006
2021	$10,580	$9,893	$10,107
2022	$8,697	$8,331	$8,837
2023	$8,606	$8,369	$9,205
2024	$9,761	$9,252	$10,222
2025	$10,470	$9,820	$10,955

Average Annual Total Returns as of 10/31/2025

Fund	1 Year	5 Years	Since Inception (October 1, 2020)
Old Westbury Credit Income Fund	7.27%	0.94%	0.91%
ICE BofA U.S. Broad Market Index	6.13%	-0.26%	-0.36%
ICE BofA 1-10 Year U.S. Corporate Index	7.17%	1.84%	1.81%

The above graph compares a hypothetical investment of $10,000 in the Fund to a hypothetical investment of $10,000 in the ICE BofA U.S. Broad Market Index and the ICE BofA 1-10 Year U.S. Corporate Index since the Fund's inception (October 1, 2020). The indices' performance is not illustrative of the Fund's performance and performance of the Fund will differ. Market index returns do not include expenses, which are deducted from Fund returns. The Fund's total return figures reflect the reinvestment of dividends and capital gains, if any. Indexes also include the reinvestment of distributions but do not include fees, expenses, and income taxes associated with an investment in the Fund. Fund performance reflects fees, waivers and/or expense reimbursements for applicable periods. Without such waivers/reimbursements, performance would have been lower.

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Fund Statistics as of 10/31/2025

  Total Net Assets$2,407,404,066
  # of Portfolio Holdings811
  Portfolio Turnover Rate14%
  Total Advisory Fees Paid (Net of Waivers)$13,155,079

What did the Fund invest in?

Asset Allocations (as a % of Net Assets) as of 10/31/2025

U.S. Government Agencies and Securities	30.8%
Non-Agency Mortgage-Backed Securities	24.4%
Exchange-Traded Funds	19.8%
Asset-Backed Securities	14.3%
Corporate Bonds	5.7%
U.S. Government Sponsored Agency Mortgage-Backed Securities	0.3%
Preferred Stocks	0.2%
Other Assets and Liabilities	4.5%

Top Ten Holdings (as a % of Net Assets) as of 10/31/2025

U.S. Treasury Bonds	24.7%
iShares JP Morgan USD Emerging Markets Bond ETF	8.3%
U.S. Treasury Notes	6.1%
iShares MBS ETF	5.6%
Barclays Mortgage Loan Trust	5.1%
State Street SPDR Bloomberg Convertible Securities ETF	4.3%
Ajax Mortgage Loan Trust	3.8%
Invesco Preferred ETF	1.6%
Countrywide Alternative Loan Trust	1.6%
Velocity Commercial Capital Loan Trust	1.6%

Where can I find additional information about the Fund?

You can find the Fund’s prospectus, financial information, holdings, and proxy voting information at www.oldwestburyfunds.com. You can also request this information by contacting us at (800) 607-2200.

Householding

In order to reduce shareholder expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call (800) 607-2200, or if your shares are held through a financial institution, please contact the financial institution directly. We will begin sending your individual copies with the next scheduled mailing.

Material Fund Changes

This is a summary of certain changes to the Fund for the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by March 1, 2026 at www.oldwestburyfunds.com or upon request by calling (800) 607-2200.

Effective October 15, 2025, Bessemer Investment Management LLC, the Fund's investment adviser, has contractually committed through October 31, 2028 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 0.85%.

NOT FDIC INSURED|MAY LOSE VALUE|NO BANK GUARANTEE

Old Westbury Funds, Inc.

Old Westbury Credit Income Fund

Annual Shareholder Report

October 31, 2025

OWF_A21-AR2025 723092

Old Westbury Fixed Income Fund (OWFIX)

Old Westbury Funds, Inc.

Annual Shareholder Report

October 31, 2025

This annual shareholder report contains important information about the Old Westbury Fixed Income Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025.You can find additional information about the Fund at www.oldwestburyfunds.com. You can also request this information by contacting us at (800) 607-2200. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Old Westbury Fixed Income Fund	$59	0.57%

What drove Fund performance during the past 12 months?

  The Fixed Income Fund underperformed during the 12-month period, increasing 5.65% versus an increase of 5.95% for the Fund’s secondary benchmark, the ICE BofA 1-10 Year AAA-A US Corporate & Government Index.

  Yields on U.S. Treasury securities declined across all maturities except for the 20-year and 30-year maturities in response to moderating inflation and the U.S. Federal Reserve beginning to lower interest rates again.

  Credit spreads tightened throughout the year as a stronger-than-expected U.S. economy, combined with lower inflation, buoyed credit fundamentals.

  Demand for fixed income assets was strong throughout the period as investors were attracted to the relatively high yields; strong demand was supportive of fixed-income securities’ prices.

What contributed to performance?

Performance of the Fund’s primary benchmark is provided in the table below. Here, we discuss the Fund’s performance against its secondary benchmark. Relative to the Fund’s secondary benchmark, the Fund had a longer duration during the period. Duration is a measure of a portfolio’s price sensitivity to interest rate moves. As interest rates declined, the Fund’s positioning in longer-duration securities contributed to its performance.

Asset allocation also contributed to performance, as credit spreads tightened for investment-grade corporate bonds and structured products. The Fund’s slight overweight position in corporate bonds and its out-of-benchmark exposure to asset-backed securities and collateralized loan obligations contributed to performance.

What detracted from performance?

During the period, the move lower in interest rates was led by securities with maturities between 2 and 3 years. Relative to the Fund’s secondary benchmark, the Fund was underweight shorter-dated securities and overweight securities with maturities beyond 10 years. That positioning detracted from performance.

How has the Fund performed?

Cumulative Returns of a Hypothetical $10,000 Investment as of 10/31/2025

	Old Westbury Fixed Income Fund	ICE BofA U.S. Broad Market Index	ICE BofA 1-10 Year AAA-A U.S. Corporate & Government Index
2015	$10,000	$10,000	$10,000
2016	$10,208	$10,437	$10,269
2017	$10,198	$10,532	$10,289
2018	$10,048	$10,320	$10,193
2019	$10,893	$11,529	$11,021
2020	$11,463	$12,248	$11,622
2021	$11,323	$12,178	$11,491
2022	$10,146	$10,255	$10,408
2023	$10,265	$10,302	$10,605
2024	$11,093	$11,389	$11,412
2025	$11,719	$12,087	$12,092

Average Annual Total Returns as of 10/31/2025

Fund	1 Year	5 Years	10 Years
Old Westbury Fixed Income Fund	5.65%	0.44%	1.60%
ICE BofA U.S. Broad Market Index	6.13%	-0.26%	1.91%
ICE BofA 1-10 Year AAA-A U.S. Corporate & Government Index	5.95%	0.80%	1.92%

The above graph compares a hypothetical investment of $10,000 in the Fund to a hypothetical investment of $10,000 in the ICE BofA U.S. Broad Market Index and the ICE BofA 1-10 Year AAA-A U.S. Corporate & Government Index over the past 10 fiscal years. The indices' performance is not illustrative of the Fund's performance and performance of the Fund will differ. Market index returns do not include expenses, which are deducted from Fund returns. The Fund's total return figures reflect the reinvestment of dividends and capital gains, if any. Indexes also include the reinvestment of distributions but do not include fees, expenses, and income taxes associated with an investment in the Fund. Fund performance reflects fees, waivers and/or expense reimbursements for applicable periods. Without such waivers/reimbursements, performance would have been lower.

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Fund Statistics as of 10/31/2025

  Total Net Assets$1,546,898,074
  # of Portfolio Holdings150
  Portfolio Turnover Rate84%
  Total Advisory Fees Paid (Net of Waivers)$4,180,480

What did the Fund invest in?

Asset Allocations (as a % of Net Assets) as of 10/31/2025

U.S. Government Agencies and Securities	64.9%
Corporate Bonds	28.4%
Asset-Backed Securities	5.5%
Other Assets and Liabilities	1.2%

Top Ten Holdings (as a % of Net Assets) as of 10/31/2025

U.S. Treasury Notes	62.4%
U.S. Treasury Inflation Indexed Notes	2.5%
Bank of America Corp.	0.7%
JP Morgan Chase & Co.	0.7%
Brixmor Operating Partnership LP	0.6%
Capital One Financial Corp.	0.5%
Fiserv, Inc.	0.4%
PayPal Holdings, Inc.	0.4%
L3Harris Technologies, Inc.	0.4%
Fifth Third Bancorp	0.4%

Where can I find additional information about the Fund?

You can find the Fund’s prospectus, financial information, holdings, and proxy voting information at www.oldwestburyfunds.com. You can also request this information by contacting us at (800) 607-2200.

Householding

In order to reduce shareholder expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call (800) 607-2200, or if your shares are held through a financial institution, please contact the financial institution directly. We will begin sending your individual copies with the next scheduled mailing.

Material Fund Changes

This is a summary of certain changes to the Fund for the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by March 1, 2026 at www.oldwestburyfunds.com or upon request by calling (800) 607-2200.

Effective October 15, 2025, Bessemer Investment Management LLC, the Fund's investment adviser, has contractually committed through October 31, 2028 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 0.57%.

NOT FDIC INSURED|MAY LOSE VALUE|NO BANK GUARANTEE

Old Westbury Funds, Inc.

Old Westbury Fixed Income Fund

Annual Shareholder Report

October 31, 2025

OWF_A21-AR2025 861017

Old Westbury Short-Term Bond Fund (OWSBX)

Old Westbury Funds, Inc.

Annual Shareholder Report

October 31, 2025

This annual shareholder report contains important information about the Old Westbury Short-Term Bond Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025.You can find additional information about the Fund at www.oldwestburyfunds.com. You can also request this information by contacting us at (800) 607-2200. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Old Westbury Short-Term Bond Fund	$38	0.37%

What drove Fund performance during the past 12 months?

  The Short-Term Bond Fund underperformed during the 12-month period, increasing 4.96% versus an increase of 4.97% for the Fund’s secondary benchmark, the ICE BofA 1-3 Year AAA-A US Corporate & Government Index.

  Yields at the front of the yield curve declined, as the U.S. Federal Reserve (the “Fed”) began lowering interest rates again.

  Credit spreads tightened, and risk assets outperformed U.S. Treasuries as economic growth continued at a healthy pace.

What contributed to performance?

Performance of the Fund’s primary benchmark is provided in the table below. Here, we discuss the Fund’s performance against its secondary benchmark.

Investment-grade corporate bonds, asset-backed securities, and collateralized loan obligations outperformed U.S. Treasuries during the year as economic data remained resilient and inflation continued to decline. This led credit spreads to tighten across the investment-grade market. The Fund’s overweight to corporate bonds and asset-backed securities aided performance. In addition, the Fund’s overweight to U.S. Treasuries and corporate bonds with 3- to 5-year maturities also contributed to performance due to interest rates declining.

What detracted from performance?

Despite portfolio gains for the 12-month period, an allocation to floating-rate notes instead of fixed rate notes with maturities beyond 3 years inhibited broader outperformance, as the credit curve flattened and longer-dated credit benefited from the underlying Treasury move following the Fed’s rate cuts.

How has the Fund performed?

Cumulative Returns of a Hypothetical $10,000 Investment as of 10/31/2025

	Old Westbury Short-Term Bond Fund	ICE BofA U.S. Broad Market Index	ICE BofA 1-3 Year AAA-A U.S. Corporate & Government Index
02/29/2024	$10,000	$10,000	$10,000
2024	$10,368	$10,365	$10,369
2025	$10,883	$11,001	$10,884

Average Annual Total Returns as of 10/31/2025

Fund	1 Year	Since Inception (February 29, 2024)
Old Westbury Short-Term Bond Fund	4.96%	5.19%
ICE BofA U.S. Broad Market Index	6.13%	5.89%
ICE BofA 1-3 Year AAA-A U.S. Corporate & Government Index	4.97%	5.22%

The above graph compares a hypothetical investment of $10,000 in the Fund to a hypothetical investment of $10,000 in the ICE BofA U.S. Broad Market Index and the ICE BofA 1-3 Year AAA-A U.S. Corporate & Government Index since the Fund’s inception (February 29, 2024). The indices' performance is not illustrative of the Fund's performance and performance of the Fund will differ. Market index returns do not include expenses, which are deducted from Fund returns. The Fund's total return figures reflect the reinvestment of dividends and capital gains, if any. Indexes also include the reinvestment of distributions but do not include fees, expenses, and income taxes associated with an investment in the Fund. Fund performance reflects fees, waivers and/or expense reimbursements for applicable periods. Without such waivers/reimbursements, performance would have been lower.

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Fund Statistics as of 10/31/2025

  Total Net Assets$103,049,687
  # of Portfolio Holdings116
  Portfolio Turnover Rate28%
  Total Advisory Fees Paid (Net of Waivers)$0

What did the Fund invest in?

Asset Allocations (as a % of Net Assets) as of 10/31/2025

U.S. Government Agencies and Securities	57.4%
Corporate Bonds	34.6%
Asset-Backed Securities	7.0%
Other Assets and Liabilities	1.0%

Top Ten Holdings (as a % of Net Assets) as of 10/31/2025

U.S. Treasury Notes	56.0%
U.S. Treasury Bills	1.4%
Bank of New York Mellon Corp. (The)	1.1%
CarMax Auto Owner Trust	1.0%
Microchip Technology, Inc.	1.0%
PayPal Holdings, Inc.	1.0%
Duke Energy Progress LLC	1.0%
Advanced Micro Devices, Inc.	1.0%
Metropolitan Life Global Funding I	1.0%
Uber Technologies, Inc.	1.0%

Where can I find additional information about the Fund?

You can find the Fund’s prospectus, financial information, holdings, and proxy voting information at www.oldwestburyfunds.com. You can also request this information by contacting us at (800) 607-2200.

Householding

In order to reduce shareholder expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call (800) 607-2200, or if your shares are held through a financial institution, please contact the financial institution directly. We will begin sending your individual copies with the next scheduled mailing.

Old Westbury Funds, Inc.

Old Westbury Short-Term Bond Fund (OWSBX)

Annual Shareholder Report

October 31, 2025

Material Fund Changes

This is a summary of certain changes to the Fund for the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by March 1, 2026 at www.oldwestburyfunds.com or upon request by calling (800) 607-2200.

Effective October 15, 2025, Bessemer Investment Management LLC, the Fund's investment adviser, has contractually committed through October 31, 2028 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 0.37%.

The Fund’s ratio of expenses to average net assets (before expense waivers) decreased from 0.98% to 0.74%. The decrease is attributable to the increase in the Fund’s net assets during the period.

The Fund added “Developing Market Countries Risk” disclosure to its Prospectus’ Principal Risks as of February 15, 2025. The disclosure was added to better align the Fund's risk disclosure with the Fund’s Principal Investment Strategies.

NOT FDIC INSURED|MAY LOSE VALUE|NO BANK GUARANTEE

Old Westbury Funds, Inc.

Old Westbury Short-Term Bond Fund

Annual Shareholder Report

October 31, 2025

OWF_A21-AR2025 727714

Old Westbury Municipal Bond Fund (OWMBX)

Old Westbury Funds, Inc.

Annual Shareholder Report

October 31, 2025

This annual shareholder report contains important information about the Old Westbury Municipal Bond Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025.You can find additional information about the Fund at www.oldwestburyfunds.com. You can also request this information by contacting us at (800) 607-2200. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Old Westbury Municipal Bond Fund	$58	0.57%

What drove Fund performance during the past 12 months?

  The Municipal Bond Fund underperformed during the 12-month period, increasing 4.04% versus an increase of 4.61% for the Fund’s secondary benchmark, the ICE BofA 1-12 Year AAA-AA Municipal Securities Index.

  Throughout the year, U.S. fixed income market performance was driven by the continuation of the U.S. Federal Reserve’s (the “Fed”) rate cutting cycle, heightened investor demand for bonds amid economic uncertainty, and market volatility influenced by fluctuating economic indicators.

  In the municipal bond market, supply and demand garnered much of investors’ focus. Supply once again surprised significantly to the upside as changes to Tax Cuts and Jobs Act provisions proved to be less disruptive than feared and issuers looked to capitalize on investor interest, while demand surged as investors looked to capitalize upon particularly attractive tax-exempt yields.

  The above dynamics led to a continued longer-duration posture relative to the Fund’s secondary benchmark, which contributed to performance.

What contributed to performance?

Performance of the Fund’s primary benchmark is provided in the table below. Here, we discuss the Fund’s performance against its secondary benchmark. Throughout the year, the Fund maintained a longer-duration posture compared to its secondary benchmark, reflective of strong municipal fundamentals, a favorable supply/demand mix, attractive tax-adjusted yields, and a high-tax environment conducive to elevated demand for the asset class. Despite heightened volatility, the investment team’s thesis remained unchanged, specifically the investment team believed that the Fed’s hiking cycle over the past several years would ultimately lead to lower inflation and slower domestic growth, driving higher demand for municipals as a flight-to-quality trade ensued. Furthermore, the passage of the One Big Beautiful Bill Act proved to be less onerous for the asset class than feared, catalyzing a significant rally as the year unfolded. As a result, the longer-duration posture of the Fund contributed significantly to performance, as did roll-down (driven by a steeper curve in the longer-dated portion of the municipal curve).

What detracted from performance?

Despite portfolio gains for the 12-month period, certain challenges inhibited broader outperformance compared to the Fund’s secondary benchmark. In particular, the credit rating profile of the Fund’s portfolio holdings (overweights to AAA and A credits, funded by an underweight to AA credits) created a performance drag as AAA spreads in the belly of the yield curve compressed less than comparable-maturity AA and A spreads.

How has the Fund performed?

Cumulative Returns of a Hypothetical $10,000 Investment as of 10/31/2025

	Old Westbury Municipal Bond Fund	ICE BofA U.S. Municipal Securities Index	ICE BofA 1-12 Year AAA-AA Municipal Securities Index
2015	$10,000	$10,000	$10,000
2016	$10,205	$10,444	$10,209
2017	$10,250	$10,664	$10,331
2018	$10,114	$10,593	$10,246
2019	$10,815	$11,615	$10,944
2020	$11,180	$12,021	$11,335
2021	$11,175	$12,394	$11,406
2022	$10,271	$10,845	$10,597
2023	$10,409	$11,121	$10,794
2024	$11,069	$12,270	$11,457
2025	$11,516	$12,749	$11,985

Average Annual Total Returns as of 10/31/2025

Fund	1 Year	5 Years	10 Years
Old Westbury Municipal Bond Fund	4.04%	0.59%	1.42%
ICE BofA U.S. Municipal Securities Index	3.90%	1.18%	2.46%
ICE BofA 1-12 Year AAA-AA Municipal Securities Index	4.61%	1.12%	1.83%

The above graph compares a hypothetical investment of $10,000 in the Fund to a hypothetical investment of $10,000 in the ICE BofA U.S. Municipal Securities Index and the ICE BofA 1-12 Year AAA-AA Municipal Securities Index over the past 10 fiscal years. The indices' performance is not illustrative of the Fund's performance and performance of the Fund will differ. Market index returns do not include expenses, which are deducted from Fund returns. The Fund's total return figures reflect the reinvestment of dividends and capital gains, if any. Indexes also include the reinvestment of distributions but do not include fees, expenses, and income taxes associated with an investment in the Fund. Fund performance reflects fees, waivers and/or expense reimbursements for applicable periods. Without such waivers/reimbursements, performance would have been lower.

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Fund Statistics as of 10/31/2025

  Total Net Assets$4,332,640,600
  # of Portfolio Holdings552
  Portfolio Turnover Rate52%
  Total Advisory Fees Paid (Net of Waivers)$12,234,974

What did the Fund invest in?

State Diversification (as a % of Net Assets) as of 10/31/2025

Texas	25.9%
New York	8.4%
New Jersey	6.7%
Washington	6.0%
Connecticut	4.2%
Virginia	3.8%
Massachusetts	3.8%
California	3.4%
Other States	34.3%
Other Assets and Liabilities	3.5%

Top Ten Holdings (as a % of Net Assets) as of 10/31/2025

State of Washington School Improvements GO, Series A	1.8%
Ohio Water Development Authority Water Utility Improvements Revenue Bonds, Series A	1.8%
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Sub-Series D-2	1.6%
State of Connecticut Public Improvements GO, Series C	1.3%
State of Maryland School Improvements GO, Series A	1.2%
Idaho State Building Authority School Improvements Revenue Bonds, Series A	1.1%
Metro Recreational Facilities Improvements GO	1.1%
Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE	1.1%
Texas State University System University & College Improvements Revenue Bonds	1.1%
Board of Regents of the University of Texas System Current Refunding Revenue Bonds, Series A	1.0%

Where can I find additional information about the Fund?

You can find the Fund’s prospectus, financial information, holdings, and proxy voting information at www.oldwestburyfunds.com. You can also request this information by contacting us at (800) 607-2200.

Householding

In order to reduce shareholder expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call (800) 607-2200, or if your shares are held through a financial institution, please contact the financial institution directly. We will begin sending your individual copies with the next scheduled mailing.

Old Westbury Municipal Bond Fund (OWMBX)

Old Westbury Funds, Inc.

Annual Shareholder Report

October 31, 2025

Material Fund Changes

This is a summary of certain changes to the Fund for the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by March 1, 2026 at www.oldwestburyfunds.com or upon request by calling (800) 607-2200.

Effective October 15, 2025, Bessemer Investment Management LLC, the Fund's investment adviser, has contractually committed through October 31, 2028 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 0.57%.

The Fund added “U.S. Government Obligations Risk” disclosure to its Prospectus’ Principal Risks as of February 15, 2025. The disclosure was added to better align the Fund's risk disclosure with the Fund’s Principal Investment Strategies.

NOT FDIC INSURED|MAY LOSE VALUE|NO BANK GUARANTEE

Old Westbury Funds, Inc.

Old Westbury Municipal Bond Fund

Annual Shareholder Report

October 31, 2025

OWF_A21-AR2025 861016

Old Westbury California Municipal Bond Fund (OWCAX)

Old Westbury Funds, Inc.

Annual Shareholder Report

October 31, 2025

This annual shareholder report contains important information about the Old Westbury California Municipal Bond Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025.You can find additional information about the Fund at www.oldwestburyfunds.com. You can also request this information by contacting us at (800) 607-2200. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Old Westbury California Municipal Bond Fund	$58	0.57%

What drove Fund performance during the past 12 months?

  The California Municipal Bond Fund underperformed during the 12-month period, increasing 4.16% versus an increase of 4.45% for the Fund’s secondary benchmark, the ICE BofA 3-7 Year AAA-AA Municipal Securities Index.

  Throughout the year, U.S. fixed income market performance was driven by the continuation of the U.S. Federal Reserve’s (the "Fed") rate cutting cycle, heightened investor demand for bonds amid economic uncertainty, and market volatility influenced by fluctuating economic indicators.

  In the municipal bond market, supply and demand garnered much of investors’ focus. Supply once again surprised significantly to the upside as changes to Tax Cuts and Jobs Act provisions proved to be less disruptive than feared and issuers looked to capitalize on investor interest, while demand surged as investors looked to capitalize upon particularly attractive tax-exempt yields.

  California credits in particular experienced very strong demand throughout the period given the onerous tax burden in the state; new issues tended to price at much tighter spreads than the rest of the market and also tended to be highly oversubscribed.

What contributed to performance?

Performance of the Fund’s primary benchmark is provided in the table below. Here, we discuss the Fund’s performance against its secondary benchmark. Throughout the year, the Fund maintained a longer-duration posture compared to its secondary benchmark, reflective of strong municipal fundamentals, a favorable supply/demand mix, attractive tax-adjusted yields, and a high-tax environment conducive to elevated demand for the asset class.Despite heightened volatility, the investment team’s thesis remained unchanged, specifically the investment team believed that the Fed’s hiking cycle over the past several years would ultimately lead to lower inflation and slower domestic growth, driving higher demand for municipals as a flight-to-quality trade ensued. Furthermore, the passage of the One Big Beautiful Bill Act proved to be less onerous for the asset class than feared, catalyzing a significant rally as the year unfolded. As a result, the longer-duration posture of the Fund contributed significantly to performance, as did roll-down (driven by a steeper curve in the shorter-dated and longer-dated portions of the municipal curve).

What detracted from performance?

Despite portfolio gains for the 12-month period, certain headwinds did inhibit broader outperformance. In particular, the credit rating profile of the Fund’s portfolio holdings (overweights to AAA and A credits, funded by an underweight to AA credits) created a slight performance drag as AA spreads in the intermediate part of the yield curve compressed less than comparable-maturity AAA and A spreads for California municipals.

How has the Fund performed?

Cumulative Returns of a Hypothetical $10,000 Investment as of 10/31/2025

	Old Westbury California Municipal Bond Fund	ICE BofA U.S. Municipal Securities Index	ICE BofA 3-7 Year AAA-AA Municipal Securities Index
12/04/2018	$10,000	$10,000	$10,000
2019	$10,478	$10,841	$10,550
2020	$10,823	$11,221	$10,957
2021	$10,818	$11,569	$10,993
2022	$9,984	$10,122	$10,149
2023	$10,168	$10,381	$10,312
2024	$10,800	$11,453	$10,966
2025	$11,249	$11,900	$11,454

Average Annual Total Returns as of 10/31/2025

Fund	1 Year	5 Years	Since Inception (December 4, 2018)
Old Westbury California Municipal Bond Fund	4.16%	0.77%	1.72%
ICE BofA U.S. Municipal Securities Index	3.90%	1.18%	2.55%
ICE BofA 3-7 Year AAA-AA Municipal Securities Index	4.45%	0.89%	1.98%

The above graph compares a hypothetical investment of $10,000 in the Fund to a hypothetical investment of $10,000 in the ICE BofA U.S. Municipal Securities Index and the ICE BofA 3-7 Year AAA-AA Municipal Securities Index since the Fund's inception (December 4, 2018). The indices' performance is not illustrative of the Fund's performance and performance of the Fund will differ. Market index returns do not include expenses, which are deducted from Fund returns. The Fund's total return figures reflect the reinvestment of dividends and capital gains, if any. Indexes also include the reinvestment of distributions but do not include fees, expenses, and income taxes associated with an investment in the Fund. Fund performance reflects fees, waivers and/or expense reimbursements for applicable periods. Without such waivers/reimbursements, performance would have been lower.

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Fund Statistics as of 10/31/2025

  Total Net Assets$388,756,778
  # of Portfolio Holdings109
  Portfolio Turnover Rate24%
  Total Advisory Fees Paid (Net of Waivers)$978,801

What did the Fund invest in?

State Diversification (as a % of Net Assets) as of 10/31/2025

California	87.2%
Other Assets and Liabilities	12.8%

Top Ten Holdings (as a % of Net Assets) as of 10/31/2025

U.S. Treasury Notes	7.2%
California Infrastructure & Economic Development Bank Current Refunding Revenue Bonds, Series A	4.9%
San Francisco City & County Airport Current Refunding Revenue Bonds, Series A	4.8%
State of California Current Refunding GO	4.6%
State of California Water Utility Improvements GO	4.1%
California Educational Facilities Authority University & College Improvements Revenue Bonds, Series V-3	3.1%
County of Santa Clara GO, Series C	2.8%
Los Angeles Department of Water & Power Water System Revenue Bonds, Series A	2.6%
Santa Clara Valley Water District Refunding Revenue Bonds, Series A-2	2.6%
Los Rios Community College District Current Refunding GO	2.5%

Where can I find additional information about the Fund?

You can find the Fund’s prospectus, financial information, holdings, and proxy voting information at www.oldwestburyfunds.com. You can also request this information by contacting us at (800) 607-2200.

Householding

In order to reduce shareholder expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call (800) 607-2200, or if your shares are held through a financial institution, please contact the financial institution directly. We will begin sending your individual copies with the next scheduled mailing.

Old Westbury California Municipal Bond Fund (OWCAX)

Old Westbury Funds, Inc.

Annual Shareholder Report

October 31, 2025

Material Fund Changes

This is a summary of certain changes to the Fund for the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by March 1, 2026 at www.oldwestburyfunds.com or upon request by calling (800) 607-2200.

Effective October 15, 2025, Bessemer Investment Management LLC, the Fund's investment adviser, has contractually committed through October 31, 2028 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 0.57%.

NOT FDIC INSURED|MAY LOSE VALUE|NO BANK GUARANTEE

Old Westbury Funds, Inc.

Old Westbury California Municipal Bond Fund

Annual Shareholder Report

October 31, 2025

OWF_A21-AR2025 861785

Old Westbury New York Municipal Bond Fund (OWNYX)

Old Westbury Funds, Inc.

Annual Shareholder Report

October 31, 2025

This annual shareholder report contains important information about the Old Westbury New York Municipal Bond Fund (the "Fund") for the period of November 1, 2024 to October 31, 2025.You can find additional information about the Fund at www.oldwestburyfunds.com. You can also request this information by contacting us at (800) 607-2200. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Old Westbury New York Municipal Bond Fund	$58	0.57%

What drove Fund performance during the past 12 months?

  The New York Municipal Bond Fund underperformed during the 12-month period, increasing 3.75% versus an increase of 4.45% for the Fund’s secondary benchmark, the ICE BofA 3-7 Year AAA-AA Municipal Securities Index.

  Throughout the year, U.S. fixed income market performance was driven by the continuation of the U.S. Federal Reserve’s (the “Fed”) interest rate cutting cycle, heightened investor demand for bonds amid economic uncertainty, and market volatility influenced by fluctuating economic indicators.

  In the municipal bond market, supply and demand garnered much of investors’ focus. Supply once again surprised significantly to the upside as changes to Tax Cuts and Jobs Act provisions proved to be less disruptive than feared and issuers looked to capitalize on investor interest, while demand surged as investors looked to capitalize upon particularly attractive tax-exempt yields.

  New York credits experienced very strong demand throughout the period given the onerous tax burden in the state; in particular, smaller/more unique issuers tended to price at tighter spreads than more generic issuers, and despite the embedded premium, were generally well-oversubscribed given the inherent value of the tax exemption for residents of the state.

What contributed to performance?

Performance of the Fund’s primary benchmark is provided in the table below. Here, we discuss the Fund’s performance against its secondary benchmark. Throughout the year, the Fund maintained a longer-duration posture compared to its secondary benchmark, reflective of strong municipal fundamentals, a favorable supply/demand mix, attractive tax-adjusted yields, and a high-tax environment conducive to elevated demand for the asset class. Despite heightened volatility, the investment team’s thesis remained unchanged, specifically the investment team believed that the Fed’s hiking cycle over the past several years would ultimately lead to lower inflation and slower domestic growth, driving higher demand for municipals as a flight-to-quality trade ensued. Furthermore, the passage of the One Big Beautiful Bill Act proved to be less onerous for the asset class than feared, catalyzing a significant rally as the year unfolded. As a result, the longer-duration posture of the Fund contributed significantly to performance, as did roll-down (driven by a steeper curve in the shorter-dated and longer-dated portions of the municipal curve).

What detracted from performance?

Despite portfolio gains for the 12-month period, certain headwinds did inhibit broader outperformance compared to the Fund’s secondary benchmark. In particular, the credit rating profile of the Fund's portfolio holdings (overweights to AAA and A credits, funded by an underweight to AA credits) created a slight performance drag as AA spreads in the intermediate part of the yield curve compressed less than comparable-maturity AAA spreads for New York municipals.

How has the Fund performed?

Cumulative Returns of a Hypothetical $10,000 Investment as of 10/31/2025

	Old Westbury New York Municipal Bond Fund	ICE BofA U.S. Municipal Securities Index	ICE BofA 3-7 Year AAA-AA Municipal Securities Index
12/04/2018	$10,000	$10,000	$10,000
2019	$10,536	$10,841	$10,550
2020	$10,819	$11,221	$10,957
2021	$10,879	$11,569	$10,993
2022	$10,039	$10,122	$10,149
2023	$10,197	$10,381	$10,312
2024	$10,833	$11,453	$10,966
2025	$11,239	$11,900	$11,454

Average Annual Total Returns as of 10/31/2025

Fund	1 Year	5 Years	Since Inception (December 4, 2018)
Old Westbury New York Municipal Bond Fund	3.75%	0.77%	1.71%
ICE BofA U.S. Municipal Securities Index	3.90%	1.18%	2.55%
ICE BofA 3-7 Year AAA-AA Municipal Securities Index	4.45%	0.89%	1.98%

The above graph compares a hypothetical investment of $10,000 in the Fund to a hypothetical investment of $10,000 in the ICE BofA U.S. Municipal Securities Index and the ICE BofA 3-7 Year AAA-AA Municipal Securities Index since the Fund's inception (December 4, 2018). The indices' performance is not illustrative of the Fund's performance and performance of the Fund will differ. Market index returns do not include expenses, which are deducted from Fund returns. The Fund's total return figures reflect the reinvestment of dividends and capital gains, if any. Indexes also include the reinvestment of distributions but do not include fees, expenses, and income taxes associated with an investment in the Fund. Fund performance reflects fees, waivers and/or expense reimbursements for applicable periods. Without such waivers/reimbursements, performance would have been lower.

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Fund Statistics as of 10/31/2025

  Total Net Assets$603,674,062
  # of Portfolio Holdings160
  Portfolio Turnover Rate19%
  Total Advisory Fees Paid (Net of Waivers)$1,632,103

What did the Fund invest in?

State Diversification (as a % of Net Assets) as of 10/31/2025

New York	92.7%
Other Assets and Liabilities	7.3%

Top Ten Holdings (as a % of Net Assets) as of 10/31/2025

County of Westchester NY Recreation Facilities Improvements GO, Series A	8.1%
New York State Dormitory Authority University & College Improvements Revenue Bonds, Series A	4.9%
Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE	4.9%
New York City Transitional Finance Authority Future Tax Secured Current Refunding Revenue Bonds	4.3%
New York Power Authority Electric Light & Power Improvements Revenue Bonds, Series A	3.6%
U.S. Treasury Notes	3.5%
Nassau County Interim Finance Authority Cash Flow Management Revenue Bonds, Series A	3.2%
New York State Dormitory Authority Cash Flow Management Revenue Bonds, Series B	2.7%
Long Island Power Authority Green Bond Revenue Bonds, Series E	2.6%
New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds	2.5%

Where can I find additional information about the Fund?

You can find the Fund’s prospectus, financial information, holdings, and proxy voting information at www.oldwestburyfunds.com. You can also request this information by contacting us at (800) 607-2200.

Householding

In order to reduce shareholder expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call (800) 607-2200, or if your shares are held through a financial institution, please contact the financial institution directly. We will begin sending your individual copies with the next scheduled mailing.

Old Westbury New York Municipal Bond Fund (OWNYX)

Old Westbury Funds, Inc.

Annual Shareholder Report

October 31, 2025

Material Fund Changes

This is a summary of certain changes to the Fund for the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by March 1, 2026 at www.oldwestburyfunds.com or upon request by calling (800) 607-2200.

Effective October 15, 2025, Bessemer Investment Management LLC, the Fund's investment adviser, has contractually committed through October 31, 2028 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 0.57%.

NOT FDIC INSURED|MAY LOSE VALUE|NO BANK GUARANTEE

Old Westbury Funds, Inc.

Old Westbury New York Municipal Bond Fund

Annual Shareholder Report

October 31, 2025

OWF_A21-AR2025 861786

Item 1. Reports to Stockholders (cont.).

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The Code of Ethics for Principal Executive and Principal Financial Officers is attached as an Exhibit under Item 19(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. These audit committee financial experts (Diane Durnin, Alexander Ellis III, Daphne Foster, and R. Keith Walton) are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $827,595 in 2025 and $765,160 in 2024.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $10,710 in 2025 and $10,500 in 2024. Fees for both 2025 and 2024 relate to the review of financial statement data incorporated in the Funds’ periodic N-1A filings.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $371,804 in 2025 and $315,785 in 2024. Fees for both 2025 and 2024 relate to the review of federal income and excise tax returns, review of capital gains distribution calculations and certain global tax compliance services.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $58,340 in 2025 and $57,200 in 2024. Fees for both 2025 and 2024 relate to the review of holdings for the Funds’ affiliated custodian under Rule 17f-2.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Before an auditor is engaged by the Funds to render audit services, the Audit Committee reviews and approves the engagement, including all related fees.  The Audit Committee also reviews and approves in advance, unless excepted under Rule 2-01(c)(7) of Regulation S-X, any proposal that the Funds employ their auditor to render “permissible non-audit services” to the Funds, including all related fees.  In addition, the Audit Committee reviews and approves in advance, unless excepted under Rule 2-01(c)(7) of Regulation S-X, any proposal that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds, employ the Funds’ Auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds.  As a part of its review, the Audit Committee considers whether the provision of such services does not impact the Auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $444,144 in 2025 and $386,985 in 2024.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the financial statements filed under Item 7(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

Old Westbury Funds, Inc.

Annual Financial Statements and Additional Information

Old Westbury All Cap Core Fund	OWACX
Old Westbury Large Cap Strategies Fund	OWLSX
Old Westbury Small & Mid Cap Strategies Fund	OWSMX
Old Westbury Total Equity Fund	OWTEX
Old Westbury Credit Income Fund	OWCIX
Old Westbury Fixed Income Fund	OWFIX
Old Westbury Short-Term Bond Fund	OWSBX
Old Westbury Municipal Bond Fund	OWMBX
Old Westbury California Municipal Bond Fund	OWCAX
Old Westbury New York Municipal Bond Fund	OWNYX

October 31, 2025

BESSEMER INVESTMENT MANAGEMENT LLC

Investment Adviser

Old Westbury Funds, Inc.

Old Westbury Funds, Inc.
All Cap Core Fund
Portfolio of Investments	October 31, 2025

Shares		Value
COMMON STOCKS — 92.9%
Banks — 4.4%
1,314,973	Bank of America Corp.	$70,285,307
276,695	JP Morgan Chase & Co.	86,085,348
		156,370,655
Communication Services — 10.9%
632,497	Alphabet, Inc. - Class C	178,250,305
111,651	Live Nation Entertainment, Inc.(a)	16,695,174
165,381	Meta Platforms, Inc. - Class A	107,224,771
28,097	Reddit, Inc. - Class A(a)	5,870,868
66,200	Spotify Technology SA(a)	43,382,184
118,392	Take-Two Interactive Software, Inc.(a)	30,352,157
		381,775,459
Consumer Discretionary — 7.4%
606,060	Amazon.com, Inc.(a)	148,011,973
175,183	Dollarama, Inc.	22,771,104
107,455	Hilton Worldwide Holdings, Inc.	27,611,637
111,941	Light & Wonder, Inc.(a)	8,138,111
5,756	MercadoLibre, Inc.(a)	13,395,708
191,436	Moncler SpA	11,474,253
212,990	O’Reilly Automotive, Inc.(a)	20,114,776
99,816	Wyndham Hotels & Resorts, Inc.	7,329,489
		258,847,051
Consumer Staples — 3.9%
461,287	Alimentation Couche-Tard, Inc.	23,443,398
217,741	BJ’s Wholesale Club Holdings, Inc.(a)	19,217,821
37,675	Costco Wholesale Corp.	34,338,879
299,383	US Foods Holding Corp.(a)	21,741,193
377,242	Walmart, Inc.	38,169,345
		136,910,636
Energy — 1.8%
300,873	Baker Hughes Co.	14,565,262
292,932	ConocoPhillips	26,029,938
189,490	Exxon Mobil Corp.	21,670,076
		62,265,276
Financial Services — 7.5%
1,081	Apollo Global Management, Inc.	134,379
899,739	Brookfield Corp.	41,432,981
297,803	Intercontinental Exchange, Inc.	43,565,601
255	MSCI, Inc.	150,080
303,414	Nasdaq, Inc.	25,938,863
7,458	Partners Group Holding AG	9,104,367
73,299	S&P Global, Inc.	35,712,006
170,035	Tradeweb Markets, Inc. - Class A	17,919,988
257,507	Visa, Inc. - Class A	87,742,935
		261,701,200
Health Care — 10.8%
221,556	AbbVie, Inc.	48,308,070
378,622	Boston Scientific Corp.(a)	38,134,808
121,714	Cencora, Inc.	41,116,206
Shares		Value
Health Care (continued)
97,617	Cooper Cos., Inc. (The)(a)	$6,824,405
121,922	Danaher Corp.	26,259,560
35,985	IDEXX Laboratories, Inc.(a)	22,652,917
64,857	Intuitive Surgical, Inc.(a)	34,651,798
33,745	Labcorp Holdings, Inc.	8,569,880
57,824	McKesson Corp.	46,914,924
33,357	Medpace Holdings, Inc.(a)	19,510,843
108,421	STERIS Plc	25,554,830
104,067	Straumann Holding AG	13,060,910
42,771	Thermo Fisher Scientific, Inc.	24,267,838
71,271	UnitedHealth Group, Inc.	24,343,323
		380,170,312
Industrials — 9.8%
532,501	API Group Corp.(a)	19,606,687
348,899	Ashtead Group Plc	23,256,609
118,254	Booz Allen Hamilton Holding Corp.	10,307,019
74,104	BWX Technologies, Inc.	15,829,355
45,311	Carlisle Cos., Inc.	14,728,341
25,165	Caterpillar, Inc.	14,526,748
114,759	Clean Harbors, Inc.(a)	24,157,917
337,172	Copart, Inc.(a)	14,501,768
303,608	Core & Main, Inc. - Class A(a)	15,842,265
63	Eaton Corp. Plc	24,038
62,030	Equifax, Inc.	13,094,533
74,275	Esab Corp.	8,676,805
11,870	GE Vernova, Inc.	6,945,612
173,079	Howmet Aerospace, Inc.	35,645,620
49,465	Northrop Grumman Corp.	28,860,354
16,285	Quanta Services, Inc.	7,314,082
107,407	Republic Services, Inc.	22,366,434
23,278	Saia, Inc.(a)	6,808,815
170,909	StandardAero, Inc.(a)	4,937,561
481,865	TransUnion	39,117,801
236,898	UL Solutions, Inc. - Class A	18,447,247
		344,995,611
Information Technology — 30.8%
656,815	Apple, Inc.	177,583,072
198,983	Applied Materials, Inc.	46,382,937
12,169	ASM International NV	7,882,948
37,509	ASML Holding NV	39,693,823
256,012	Bentley Systems, Inc. - Class B	13,013,090
294,540	Broadcom, Inc.	108,870,820
26,288	Cadence Design Systems, Inc.(a)	8,903,483
1,423,937	CCC Intelligent Solutions Holdings, Inc.(a)	12,416,731
118,851	CDW Corp.	18,941,284
106,026	Entegris, Inc.	9,708,801
275,736	Fortinet, Inc.(a)	23,831,862
116,281	Gartner, Inc.(a)	28,877,224
147,020	Keysight Technologies, Inc.(a)	26,898,779
69,241	Manhattan Associates, Inc.(a)	12,606,709
422,526	Microsoft Corp.	218,788,188

2

Old Westbury Funds, Inc.
All Cap Core Fund
Portfolio of Investments - (Continued)	October 31, 2025

Shares		Value
Information Technology (continued)
70,613	Motorola Solutions, Inc.	$28,719,013
1,255,368	NVIDIA Corp.	254,199,466
90,825	Palo Alto Networks, Inc.(a)	20,003,298
24,490	ServiceNow, Inc.(a)	22,513,167
		1,079,834,695
Insurance — 0.5%
295,702	Ryan Specialty Holdings, Inc.	16,204,470
Materials — 2.4%
333,024	CRH Plc	39,663,158
41,066	Heidelberg Materials AG	9,613,683
108,528	Holcim AG	9,620,861
77,329	Sherwin-Williams Co. (The)	26,673,865
		85,571,567
Utilities — 2.7%
345,389	Ameren Corp.	35,236,586
612,998	NextEra Energy, Inc.	49,898,037
64,208	NRG Energy, Inc.	11,034,787
		96,169,410
Total Common Stocks (Cost $1,714,170,544)		3,260,816,342

EXCHANGE-TRADED FUNDS(b) — 4.7%
539,891	iShares MSCI EAFE ETF	51,014,300
114,097	SPDR S&P 500 ETF Trust	77,821,000
21,610	SPDR S&P MidCap 400 ETF Trust	12,814,298
54,048	State Street SPDR S&P Oil & Gas Exploration & Production ETF	6,854,367
152,044	State Street SPDR S&P Regional Banking ETF	9,122,640
101,248	Utilities Select Sector SPDR Fund	9,021,197

Total Exchange-Traded Funds (Cost $164,555,900)		166,647,802

INVESTMENT COMPANY — 2.1%
71,995,994	Federated Hermes U.S. Treasury Cash Reserves, Premier Class, 3.90%(c)	71,995,994
Total Investment Company (Cost $71,995,994)		71,995,994

TOTAL INVESTMENTS — 99.7% (Cost $1,950,722,438)		$3,499,460,138
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%		11,386,262
NET ASSETS — 100.0%		$3,510,846,400

(a)	Non-income producing security.
(b)	A copy of the underlying funds’ financial statements is available upon request.
(c)	The rate shown represents the current yield as of October 31, 2025.

The following abbreviations are used in the report:

ETF — Exchange-Traded Fund
MSCI — Morgan Stanley Capital International
SPDR — Standard & Poor’s Depositary Receipt

PORTFOLIO DIVERSIFICATION BY COUNTRY

Country:	Value	Value as a percentage of Net Assets
United States	$2,952,996,317	84.1%
Canada	87,647,483	2.5
Netherlands	47,576,771	1.4
Sweden	43,382,184	1.2
Ireland	39,687,196	1.1
Switzerland	31,786,138	0.9
United Kingdom	23,256,609	0.7
Uruguay	13,395,708	0.4
Italy	11,474,253	0.3
Germany	9,613,683	0.3
Other*	250,030,058	7.1
	$3,510,846,400	100.0%

*	Includes cash and equivalents, exchange-traded funds, investment company, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.

3

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments	October 31, 2025

Shares		Value
COMMON STOCKS — 97.2%
Banks — 9.0%
63,126	ANZ Group Holdings Ltd.	$1,513,767
2,133,227	Banco Bilbao Vizcaya Argentaria SA	42,870,296
12,362,423	Banco Bradesco SA - Preference Shares	41,798,246
225,108,743	Banco de Chile	39,504,787
861,484	Banco Santander SA	8,764,126
97,044,949	Bank Central Asia Tbk PT	49,747,937
2,989,710	Bank of America Corp.	159,799,999
38,795	Bank of Montreal	4,819,260
60,759	Bank of Nova Scotia (The)	3,985,042
10,525,527	Barclays Plc	56,277,456
364,551	BNP Paribas SA	28,178,593
164,980	CaixaBank SA	1,742,284
103,965	Canadian Imperial Bank of Commerce	8,614,147
105,563	Capitec Bank Holdings Ltd.	23,335,405
1,721,656	Citigroup, Inc.	174,283,237
2,046	Citizens Financial Group, Inc.	104,080
1,460,278	Commerzbank AG	53,037,299
48,885	Credit Agricole SA	881,272
151,070	DBS Group Holdings Ltd.	6,259,377
1,219,021	DNB Bank ASA	31,085,532
1,666	Fifth Third Bancorp	69,339
34	First Citizens BancShares, Inc. - Class A	62,044
20,104,664	HDFC Bank Ltd.	223,600,938
4,619,028	HSBC Holdings Plc	64,527,294
7,271,395	ING Groep NV	182,043,431
737,470	Intesa Sanpaolo SpA	4,739,850
90,203	Japan Post Bank Co. Ltd.	1,011,425
1,908,918	JP Morgan Chase & Co.	593,902,568
11,155	KBC Group NV	1,340,427
2,586,766	Lloyds Banking Group Plc	3,027,147
14,363,103	Mitsubishi UFJ Financial Group, Inc.	217,156,771
308,537	Mizuho Financial Group, Inc.	10,308,591
14,390	National Bank of Canada	1,607,724
4,683,313	NatWest Group Plc	35,930,415
174,520	Nordea Bank Abp	2,980,192
181,750	Oversea-Chinese Banking Corp. Ltd.	2,377,998
695	PNC Financial Services Group, Inc. (The)	126,872
15,819,267	Public Bank Bhd	15,940,140
2,583	Regions Financial Corp.	62,509
45,869	Royal Bank of Canada	6,719,692
2,832,286	Skandinaviska Enskilda Banken AB - Class A	54,080,333
48,405	Standard Chartered Plc	991,681
211,850	Sumitomo Mitsui Financial Group, Inc.	5,722,741
80,655	Svenska Handelsbanken AB - Class A	1,058,675
1,048,282	Swedbank AB - Class A	31,889,003
545,168	Toronto-Dominion Bank (The)	44,762,430
1,196,458	Truist Financial Corp.	53,397,920
Shares		Value
Banks (continued)
480,686	UniCredit SpA	$35,476,636
1,810,711	United Overseas Bank Ltd.	48,230,908
4,160	US Bancorp	194,189
4,725	Wells Fargo & Co.	410,933
142,210	Westpac Banking Corp.	3,604,680
		2,383,957,638
Communication Services — 8.9%
396,203	Alphabet, Inc. - Class A	111,408,321
3,773,313	Alphabet, Inc. - Class C	1,063,395,070
8,465	AT&T, Inc.	209,509
234,207	CTS Eventim AG & Co. KGaA	20,948,795
3,723,055	Deutsche Telekom AG	115,395,191
912,946	Info Edge India Ltd.	14,174,786
522,065	KDDI Corp.	8,338,609
8,568,972	LY Corp.	25,188,140
2,265	Match Group, Inc.	73,250
755,069	Meta Platforms, Inc. - Class A	489,548,986
1,279,210	NetEase, Inc.	35,723,156
79,376	Netflix, Inc.(a)	88,810,631
578	News Corp. - Class A	15,317
161,207	Nintendo Co. Ltd.	13,645,742
1,002,295	NTT, Inc.	1,030,196
2,088,287	Orange SA	33,301,731
1,329,404	Quebecor, Inc. - Class B	42,406,713
3,350,345	Rightmove Plc	29,401,006
559,615	Singapore Telecommunications Ltd.	1,827,262
1,862	Sirius XM Holdings, Inc.	40,387
3,978,017	SoftBank Corp.	5,645,268
76,949	SoftBank Group Corp.	13,513,884
100,626	Spotify Technology SA(a)	65,942,230
40,650	Swisscom AG	29,777,167
245,625	Telefonica SA	1,242,046
397,910	Telstra Group Ltd.	1,270,520
2,979,874	TELUS Corp.	43,575,784
1,096	T-Mobile US, Inc.	230,215
2,390,807	Verizon Communications, Inc.	95,010,670
1,877,470	Vodafone Group Plc	2,272,571
		2,353,363,153
Consumer Discretionary — 10.3%
8,377,366	Alibaba Group Holding Ltd.	177,992,951
33,118	Amadeus IT Group SA	2,531,664
3,593,753	Amazon.com, Inc.(a)	877,666,358
17,525	Aristocrat Leisure Ltd.	726,410
34	AutoZone, Inc.(a)	124,931
4,935,042	B&M European Value Retail SA	11,647,005
64,321	Bandai Namco Holdings, Inc.	2,004,214
26,304	Booking Holdings, Inc.	133,564,873
1,472	BorgWarner, Inc.	63,237
765,664	Bridgestone Corp.	33,605,550
251,704	Canadian Tire Corp. Ltd. - Class A	28,866,414
78,795	Carvana Co.(a)	24,153,819
1,615	Chipotle Mexican Grill, Inc.(a)	51,179

4

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2025

Shares		Value
Consumer Discretionary (continued)
87,465	Denso Corp.	$1,226,758
292,687	Dollarama, Inc.	38,044,823
480,324	DoorDash, Inc. - Class A(a)	122,180,016
363	DR Horton, Inc.	54,116
1,581	eBay, Inc.	128,551
410	Expedia Group, Inc.	90,200
31,120	Fast Retailing Co. Ltd.	11,441,563
3,410	Ferrari NV	1,361,931
261,190	Flutter Entertainment Plc(a)	60,750,182
1,635	General Motors Co.	112,962
178,898	Genuine Parts Co.	22,775,504
88,420	H & M Hennes & Mauritz AB - Class B	1,678,074
9,165,012	Hangzhou Robam Appliances Co. Ltd. - A Shares	25,152,449
514	Hermes International SCA	1,273,201
499	Hilton Worldwide Holdings, Inc.	128,223
323,000	Home Depot, Inc. (The)	122,607,570
151,140	Honda Motor Co. Ltd.	1,529,936
73,338	Industria de Diseno Textil SA	4,049,133
16,684	Isuzu Motors Ltd.	205,153
739	Lowe’s Cos., Inc.	175,978
142,279	LVMH Moet Hennessy Louis Vuitton SE	100,383,108
894,977	Mahindra & Mahindra Ltd.	35,157,371
357,723	McDonald’s Corp.	106,755,275
2,947,528	Meituan - B Shares(a)(b)(c)	38,690,679
36,160	MercadoLibre, Inc.(a)	84,153,722
677	Mohawk Industries, Inc.(a)	76,934
1,466,307	O’Reilly Automotive, Inc.(a)	138,478,033
381,963	Panasonic Holdings Corp.	4,457,598
232,677	Pandora A/S	31,157,914
1,474,330	Prosus NV	101,844,231
459	PulteGroup, Inc.	55,020
353	Ralph Lauren Corp.	112,840
597	Ross Stores, Inc.	94,875
322,296	Royal Caribbean Cruises Ltd.	92,444,162
111,457	Sekisui House Ltd.	2,394,615
2,199,357	Sony Group Corp.	61,823,467
1,367,695	Subaru Corp.	29,135,959
23,453	Sumitomo Electric Industries Ltd.	859,837
316,597	Suzuki Motor Corp.	4,741,457
1,314	Tapestry, Inc.	144,303
2,196	Tesla, Inc.(a)	1,002,606
1,417,231	Titan Co. Ltd.	59,815,981
1,283	TJX Cos., Inc. (The)	179,800
36,140	Toyota Motor Corp.	735,886
330,904	Tube Investments of India Ltd.	11,268,545
1,805,789	Wesfarmers Ltd.	99,248,330
123	Yum! Brands, Inc.	17,000
		2,713,194,476
Shares		Value
Consumer Staples — 5.2%
301,885	Aeon Co. Ltd.	$4,778,719
160,966	Ajinomoto Co., Inc.	4,567,545
46,082	Alimentation Couche-Tard, Inc.	2,341,966
1,194	Altria Group, Inc.	67,318
12,415	Anheuser-Busch InBev SA	757,007
291,983	Asahi Group Holdings Ltd.	3,146,997
3,933,648	AVI Ltd.	21,894,566
45,680	British American Tobacco Plc	2,342,783
629,036	Clicks Group Ltd.	13,244,314
923,901	Coca-Cola Co. (The)	63,656,779
1,251,854	Coca-Cola Europacific Partners Plc	111,202,191
193,628	Costco Wholesale Corp.	176,482,241
365,340	Danone SA	32,290,650
59,655	Diageo Plc	1,371,453
6,312,481	Fomento Economico Mexicano SAB de CV - Units	59,470,547
7,401,402	Foshan Haitian Flavouring & Food Co. Ltd. - A Shares	39,596,192
2,654,500	Foshan Haitian Flavouring & Food Co. Ltd. - H Shares	10,931,530
122,470	Hershey Co. (The)	20,774,586
72,470	Imperial Brands Plc	2,879,916
155,329	Japan Tobacco, Inc.	5,407,437
1,056,809	Jeronimo Martins SGPS SA	27,213,044
65,979	Kao Corp.	2,791,403
4,764,322	Kenvue, Inc.	68,463,307
858,210	Koninklijke Ahold Delhaize NV	35,127,051
154,107	L’Oreal SA	64,418,039
4,606,374	Marico Ltd.	37,358,480
1,633	Mondelez International, Inc. - Class A	93,832
674	Monster Beverage Corp.(a)	45,043
18,627,922	Natura Cosmeticos SA(a)	31,266,115
2,507,370	Orkla ASA	25,422,109
198,431	PepsiCo, Inc.	28,988,785
430,239	Philip Morris International, Inc.	62,096,395
424,640	Procter & Gamble Co. (The)	63,853,117
9,198,000	Raia Drogasil SA	34,227,820
509,577	Reckitt Benckiser Group Plc	38,934,125
244,055	Tesco Plc	1,472,906
2,150,179	Unicharm Corp.	13,303,456
17,619,500	Unilever Indonesia Tbk PT	2,733,512
1,800,367	Unilever Plc	108,536,372
26,450,873	Uni-President Enterprises Corp.	67,716,851
726,354	Walmart, Inc.	73,492,498
39,275	Woolworths Group Ltd.	730,070
		1,365,489,067
Energy — 2.4%
41,991	Aker BP ASA	1,089,857
469,956	BP Plc	2,730,677
48,436	Canadian Natural Resources Ltd.	1,549,551
304	Cheniere Energy, Inc.	64,448
1,848,103	Chevron Corp.	291,482,805

5

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2025

Shares		Value
Energy (continued)
1,878	ConocoPhillips	$166,879
98,938	Enbridge, Inc.	4,613,415
79,829	ENEOS Holdings, Inc.	503,911
58,700	Eni SpA	1,078,780
1,171	EOG Resources, Inc.	123,939
44,050	Equinor ASA	1,052,408
683,705	Exxon Mobil Corp.	78,188,504
3,325,000	Idemitsu Kosan Co. Ltd.	23,118,146
15,785	Imperial Oil Ltd.	1,396,121
3,983,096	Kinder Morgan, Inc.	104,317,284
526	Marathon Petroleum Corp.	102,523
540,703	OMV AG	29,579,033
12,755	Pembina Pipeline Corp.	482,536
758	Phillips 66	103,194
323,955	Shell Plc	12,118,381
57,750	Suncor Energy, Inc.	2,299,624
657,661	TC Energy Corp.	33,001,448
1,363,606	Tenaris SA	27,167,879
79,209	TotalEnergies SE	4,925,649
388	Valero Energy Corp.	65,789
1,448	Williams Cos, Inc. (The)	83,796
70,616	Woodside Energy Group Ltd.	1,145,860
		622,552,437
Financial Services — 5.2%
1,401,825	3i Group Plc	81,029,410
35,017	Adyen NV(a)(b)(c)	60,083,387
823	American Express Co.	296,881
5,564,280	Bajaj Finance Ltd.	65,363,856
882	Bank of New York Mellon Corp. (The)	95,194
319,027	Berkshire Hathaway, Inc. - Class B(a)	152,348,154
438,864	Blackstone, Inc.	64,355,017
357,067	Block, Inc.(a)	27,115,668
541,404	CME Group, Inc.	143,737,348
108,465	Deutsche Bank AG	3,866,936
11,224	Deutsche Boerse AG	2,839,747
576	Goldman Sachs Group, Inc. (The)	454,677
466,173	IGM Financial, Inc.	17,931,648
370,424	Intercontinental Exchange, Inc.	54,189,327
3,732	Invesco Ltd.	88,448
249,850	Investor AB - Class B	8,246,148
629,607	KKR & Co., Inc.	74,501,396
300,157	Mastercard, Inc. - Class A	165,683,663
865,659	Morgan Stanley	141,968,076
784	Northern Trust Corp.	100,877
223,502	ORIX Corp.	5,453,037
2,951,738	Poste Italiane SpA(b)(c)	71,074,482
766	Raymond James Financial, Inc.	121,541
2,199,357	Sony Financial Group, Inc.(a)	2,217,767
644	State Street Corp.	74,485
1,309	Synchrony Financial	97,363
665,066	Visa, Inc. - Class A	226,614,589
		1,369,949,122
Shares		Value
Health Care — 8.8%
641,280	Abbott Laboratories	$79,275,034
633,789	AbbVie, Inc.	138,191,354
769,000	Agilent Technologies, Inc.	112,550,840
731	Amgen, Inc.	218,152
2,960	Argenx SE - ADR(a)	2,422,760
1,096,412	AstraZeneca Plc	179,612,449
674	Cardinal Health, Inc.	128,579
471,818	Cencora, Inc.	159,384,839
115,411	Chugai Pharmaceutical Co. Ltd.	5,278,906
438	Cigna Group (The)	107,052
1,908	CVS Health Corp.	149,110
709,488	Danaher Corp.	152,809,525
258,402	Dexcom, Inc.(a)	15,044,164
2,561,716	Dr Reddy’s Laboratories Ltd.	34,559,737
725	Edwards Lifesciences Corp.(a)	59,776
91,687	Elevance Health, Inc.	29,083,116
221,160	Eli Lilly & Co.	190,830,118
395,598	Galderma Group AG	72,999,444
1,826	Gilead Sciences, Inc.	218,736
167,577	GSK Plc	3,919,698
5,612,029	Guangzhou Kingmed Diagnostics Group Co. Ltd. - A Shares	23,555,459
237	HCA Healthcare, Inc.	108,944
41,869	Hoya Corp.	6,815,157
180,697	Intuitive Surgical, Inc.(a)	96,542,793
282,652	iRhythm Technologies, Inc.(a)	52,940,720
408,943	Johnson & Johnson	77,237,064
184,632	Lonza Group AG	127,148,872
202	McKesson Corp.	163,891
1,895,091	Medtronic Plc	171,884,754
941,375	Merck & Co., Inc.	80,939,422
140	Mettler-Toledo International, Inc.(a)	198,281
1,115,825	Novartis AG	137,642,681
19,082	Ono Pharmaceutical Co. Ltd.	232,349
72,246	Otsuka Holdings Co. Ltd.	3,925,689
103,636	Pro Medicus Ltd.	17,875,140
160	Regeneron Pharmaceuticals, Inc.	104,288
204,943	Roche Holding AG	65,933,200
4,605	Roche Holding AG	1,555,314
27,051	Sanofi SA	2,731,397
170,852	Shionogi & Co. Ltd.	2,860,283
100,200	Takeda Pharmaceutical Co. Ltd.	2,700,218
89,105	Terumo Corp.	1,440,563
459	Thermo Fisher Scientific, Inc.	260,432
821,685	UnitedHealth Group, Inc.	280,654,729
310	Universal Health Services, Inc. - Class B	67,273
		2,332,362,302
Industrials — 10.7%
657	3M Co.	109,390
655	A.O. Smith Corp.	43,223
50,110	ABB Ltd.	3,714,896

6

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2025

Shares		Value
Industrials (continued)
1,231,350	Aena SME SA(b)(c)	$33,424,882
607,420	Airtac International Group	18,000,703
704	Allegion Plc	116,702
3,773,999	Amada Co. Ltd.	45,133,218
5,901	American Airlines Group, Inc.(a)	77,480
371,231	AMETEK, Inc.	75,029,497
34,840	Ashtead Group Plc	2,322,335
40,090	Assa Abloy AB - Class B	1,513,674
33,069	Atlas Copco AB - Class A	557,459
129,690	Automatic Data Processing, Inc.	33,758,307
115,872	Axon Enterprise, Inc.(a)	84,844,955
96,945	BAE Systems Plc	2,382,843
496,481	Boeing Co. (The)(a)	99,802,611
634,805	Bouygues SA	28,631,733
4,558,428	Brambles Ltd.	74,146,925
175	Broadridge Financial Solutions, Inc.	38,570
307,452	Builders FirstSource, Inc.(a)	35,716,699
107,446	Carlisle Cos., Inc.	34,925,322
806	Caterpillar, Inc.	465,272
1,537,639	Central Japan Railway Co.	37,575,423
18,737,499	Centre Testing International Group Co. Ltd. - A Shares	37,508,666
655	CH Robinson Worldwide, Inc.	100,863
9,550	Cie de Saint-Gobain SA	925,316
330	Cintas Corp.	60,479
3,815	CSX Corp.	137,416
116,289	Deere & Co.	53,682,491
1,438,465	Deutsche Post AG	65,990,258
170,509	East Japan Railway Co.	4,155,680
299,260	Eaton Corp. Plc	114,185,646
74,680	Experian Plc	3,479,859
230,112	FANUC Corp.	7,329,958
1,658	Fastenal Co.	68,227
446	FedEx Corp.	113,204
21,750	Ferrovial SE	1,333,731
116,349	GE Vernova, Inc.	68,080,454
403	General Dynamics Corp.	138,995
963,250	Hitachi Construction Machinery Co. Ltd.	31,445,790
664,661	Hitachi Ltd.	22,936,002
102,125	HOCHTIEF AG	29,263,795
152,972	Honeywell International, Inc.	30,797,853
557,735	Howmet Aerospace, Inc.	114,865,523
246	Huntington Ingalls Industries, Inc.	79,217
247,603	ITOCHU Corp.	14,349,117
2,164,247	Komatsu Ltd.	72,548,829
465,291	Kone Oyj - Class B	31,063,519
475,762	L3Harris Technologies, Inc.	137,542,794
21,140	Legrand SA	3,642,870
441	Leidos Holdings, Inc.	83,997
330	Lockheed Martin Corp.	162,320
13,456	Makita Corp.	408,281
177,248	Mitsubishi Corp.	4,269,318
Shares		Value
Industrials (continued)
315,482	Mitsubishi Electric Corp.	$8,837,426
206,002	Mitsubishi Heavy Industries Ltd.	6,219,761
188,298	Mitsui & Co. Ltd.	4,645,442
85,950	Northrop Grumman Corp.	50,147,527
971	PACCAR, Inc.	95,546
227	Parker-Hannifin Corp.	175,432
780,176	Pentair Plc	82,971,718
178,844	Quanta Services, Inc.	80,324,206
1,050,446	QXO, Inc.(a)	18,561,381
265,933	Recruit Holdings Co. Ltd.	13,300,964
620,872	RELX Plc	27,381,020
700	Republic Services, Inc.	145,768
42,389	Rheinmetall AG	83,134,747
1,078	Rollins, Inc.	62,104
7,895,293	Rolls-Royce Holdings Plc	121,041,782
115,653	Sandvik AB	3,512,107
986,249	Sanwa Holdings Corp.	26,942,497
3,500	Schindler Holding AG	1,180,801
87,008	Schindler Holding AG - Participation Certificates	30,921,762
11,397	Schneider Electric SE	3,232,955
87,011	Secom Co. Ltd.	2,943,276
42,100	SG Holdings Co. Ltd.	386,962
252,202	SGS SA	28,399,559
1,065,100	Shenzhen Inovance Technology Co. Ltd. - A Shares	11,514,312
487,179	Siemens AG	137,887,835
4,306,165	Singapore Airlines Ltd.	21,934,445
169,815	Techtronic Industries Co. Ltd.	1,984,313
907,979	Tetra Tech, Inc.	29,037,168
3,655	Thales SA	1,040,174
21,040	Thomson Reuters Corp.	3,222,868
2,315,066	Toyota Tsusho Corp.	70,859,557
526	Trane Technologies Plc	235,990
405,696	Union Pacific Corp.	89,403,228
105,314	United Rentals, Inc.	91,747,451
615,455	Valmet Oyj	20,012,293
29,455	Vinci SA	3,934,956
282,180	Voltronic Power Technology Corp.	11,106,919
37,160	Volvo AB - Class A	1,022,460
98,785	Volvo AB - Class B	2,724,315
356,503	Waste Management, Inc.	71,218,604
1,899,079	WEG SA	14,850,371
1,234,603	West Japan Railway Co.	25,323,341
685,959	Westinghouse Air Brake Technologies Corp.	140,237,458
143,695	Wolters Kluwer NV	17,598,192
84	WW Grainger, Inc.	82,236
		2,824,625,816
Information Technology — 28.1%
950	Accenture Plc - Class A	237,595
3,726,420	Advantech Co. Ltd.	38,002,429

7

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2025

Shares		Value
Information Technology (continued)
80,356	Advantest Corp.	$12,063,046
3,913,624	Apple, Inc.	1,058,126,521
1,204	Applied Materials, Inc.	280,652
56,625	AppLovin Corp. - Class A(a)	36,088,811
1,782	Arista Networks, Inc.(a)	281,004
180,160	ASML Holding NV	190,653,953
56,095	ASML Holding NV - New York	59,417,507
347	Autodesk, Inc.(a)	104,565
2,051,395	Broadcom, Inc.	758,257,134
255,910	Cadence Design Systems, Inc.(a)	86,674,158
129,435	Canon, Inc.	3,723,220
1,800	Capgemini SE	276,982
192,334	CGI, Inc.	16,738,290
7,388	Check Point Software Technologies Ltd.(a)	1,445,684
4,919	Cisco Systems, Inc.	359,628
249,288	Cloudflare, Inc. - Class A(a)	63,144,650
1,764	Constellation Software, Inc.	4,642,305
127,935	EPAM Systems, Inc.(a)	20,922,490
270	F5, Inc.(a)	68,324
64	Fair Isaac Corp.(a)	106,210
683,521	Fortinet, Inc.(a)	59,076,720
6,497,858	Fujitsu Ltd.	169,962,141
80,391	Hexagon AB - Class B	986,245
340,161	Infosys Ltd.	5,679,999
383,180	International Business Machines Corp.	117,793,364
408	Intuit, Inc.	272,360
766	Jabil, Inc.	169,202
158,700	Keyence Corp.	59,078,704
126,206	KLA Corp.	152,550,240
2,351	Lam Research Corp.	370,188
2,540,867	Microsoft Corp.	1,315,686,341
263,536	Motorola Solutions, Inc.	107,182,727
45,885	Murata Manufacturing Co. Ltd.	1,009,940
25,934	NEC Corp.	945,411
629	NetApp, Inc.	74,084
1,140,576	Nomura Research Institute Ltd.	44,628,339
8,780,867	NVIDIA Corp.	1,778,037,759
350	NXP Semiconductors NV	73,192
88,614	Obic Co. Ltd.	2,752,548
300,026	Oracle Corp.	78,789,828
690,521	QUALCOMM, Inc.	124,915,249
1,151,631	Samsara, Inc. - Class A(a)	46,261,017
3,365,656	Samsung Electronics Co. Ltd.	253,944,917
65,725	SAP SE	17,003,865
722	Seagate Technology Holdings Plc	184,745
55,619	ServiceNow, Inc.(a)	51,129,434
447,157	Shopify, Inc. - Class A(a)	77,742,716
313,945	Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	94,318,496
4,894,643	Taiwan Semiconductor Manufacturing Co. Ltd.	238,832,976
664,583	Tata Consultancy Services Ltd.	22,893,615
Shares		Value
Information Technology (continued)
558,405	TE Connectivity Plc	$137,931,619
3,604,120	Telefonaktiebolaget LM Ericsson - Class B	36,343,748
443,256	Texas Instruments, Inc.	71,568,114
151	Tyler Technologies, Inc.(a)	71,915
421	Zebra Technologies Corp. - Class A(a)	113,354
		7,419,990,270
Insurance — 2.4%
1,105	Aflac, Inc.	118,445
436,590	Ageas SA	28,885,716
5,181,566	AIA Group Ltd.	50,311,645
248,507	Allianz SE	99,738,963
304,740	Arthur J Gallagher & Co.	76,029,582
624	Assurant, Inc.	132,113
88,290	AXA SA	3,829,510
552	Chubb Ltd.	152,871
608,039	Dai-ichi Life Holdings, Inc.	4,280,853
21,762	Fairfax Financial Holdings Ltd.	35,331,384
92,035	Generali	3,537,906
399	Globe Life, Inc.	52,472
753,724	Great-West Lifeco, Inc.	31,953,534
4,150	Hannover Rueck SE	1,183,437
566	Hartford Insurance Group, Inc. (The)	70,286
3,720	Intact Financial Corp.	693,924
216,562	Japan Post Holdings Co. Ltd.	2,032,684
673	Loews Corp.	67,004
130,350	Manulife Financial Corp.	4,218,450
7,169,775	Mapfre SA	31,668,572
1,324,240	MetLife, Inc.	105,700,837
144,324	MS&AD Insurance Group Holdings, Inc.	2,983,689
8,455	Muenchener Rueckversicherungs- Gesellschaft AG	5,227,570
695	Principal Financial Group, Inc.	58,408
538,570	Prudential Financial, Inc.	56,011,280
48,065	Sampo Oyj - Class A	535,628
152,434	Sompo Holdings, Inc.	4,656,799
46,295	Sun Life Financial, Inc.	2,815,890
17,600	Swiss Re AG	3,206,163
250,035	Tokio Marine Holdings, Inc.	9,380,977
276	Travelers Cos, Inc. (The)	74,139
1,962,597	Unipol Assicurazioni SpA	42,902,385
976	W R Berkley Corp.	69,628
54,699	Zurich Insurance Group AG	37,995,329
		645,908,073
Materials — 1.8%
19,640	Agnico Eagle Mines Ltd.	3,158,812
34,132	Air Liquide SA	6,606,351
38,520	Barrick Mining Corp.	1,264,455
2,176,740	BHP Group Ltd.	61,883,271
928,455	CRH Plc	110,578,990
47,385	CRH Plc	5,592,511

8

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2025

Shares		Value
Materials (continued)
660	Ecolab, Inc.	$169,224
1,511,034	Fortescue Ltd.	21,048,775
8,735	Franco-Nevada Corp.	1,631,658
15	Givaudan SA	61,472
666,816	Heidelberg Materials AG	156,103,769
263,441	Holcim AG	23,353,689
1,756,575	International Paper Co.	67,874,058
19,934	JFE Holdings, Inc.	228,754
770	Linde Plc	322,091
16,025	Novonesis Novozymes B - Class B	957,698
37,430	Rio Tinto Plc	2,697,564
63,550	Shin-Etsu Chemical Co. Ltd.	1,919,572
38,509	Solstice Advanced Materials, Inc.(a)	1,735,601
426	Steel Dynamics, Inc.	66,797
		467,255,112
Real Estate — 1.3%
175,542	American Tower Corp. REIT	31,418,507
829	BXP, Inc. REIT	59,016
1,586	Camden Property Trust REIT	157,775
15,780,105	CapitaLand Integrated Commercial Trust REIT	28,732,982
977,498	Daiwa House Industry Co. Ltd.	33,192,181
661	Digital Realty Trust, Inc. REIT	112,641
231	Mid-America Apartment Communities, Inc. REIT	29,621
141,786	Mitsubishi Estate Co. Ltd.	3,002,982
311,939	Mitsui Fudosan Co. Ltd.	3,241,648
350	Nippon Building Fund, Inc. REIT	322,951
1,122,396	Prologis, Inc. REIT	139,278,120
419,681	Simon Property Group, Inc. REIT	73,763,133
3,561,781	Sun Hung Kai Properties Ltd.	43,292,973
		356,604,530
Utilities — 3.1%
2,499	Alliant Energy Corp.	166,983
1,298,965	American Electric Power Co., Inc.	156,213,531
443,520	CLP Holdings Ltd.	3,784,208
816,379	Duke Energy Corp.	101,475,910
92,785	Endesa SA	3,325,033
399,480	Enel SpA	4,039,161
2,169,277	Iberdrola SA	43,919,827
164,705	National Grid Plc	2,466,652
41,930	Naturgy Energy Group SA	1,270,129
3,328,803	NextEra Energy, Inc.	270,964,564
356	Pinnacle West Capital Corp.	31,513
1,401,647	Sempra	128,867,425
1,301	Southern Co. (The)	122,346
14,250	Verbund AG	1,099,671
Shares		Value
Utilities (continued)
790,428	WEC Energy Group, Inc.	$88,314,520
		806,061,473
Total Common Stocks (Cost $15,014,914,818)		25,661,313,469

RIGHTS/WARRANTS — 0.0%
Information Technology — 0.0%
489	Constellation Software, Inc. Warrants, Expire 03/31/40(a)(d)(e)	0

Total Rights/Warrants (Cost $0)		0

EXCHANGE-TRADED FUNDS(f) — 1.5%
691,711	Health Care Select Sector SPDR Fund	99,779,312
785,000	iShares MSCI ACWI ETF	111,006,850
4,403,413	KraneShares CSI China Internet ETF	175,916,349
Total Exchange-Traded Funds (Cost $359,657,817)		386,702,511

INVESTMENT COMPANY — 0.7%
196,315,096	Federated Hermes U.S. Treasury Cash Reserves, Premier Class, 3.90%(g)	196,315,096
Total Investment Company (Cost $196,315,096)		196,315,096

TOTAL INVESTMENTS — 99.4% (Cost $15,570,887,731)		$26,244,331,076
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.6%		145,669,724
NET ASSETS — 100.0%		$26,390,000,800

(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors except as indicated in (e).
(c)	Security offered and sold outside of the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. The aggregate value of fair valued securities is $0 which is 0.00% of net assets and the cost is $0.
(e)	These securities have been determined to be illiquid in accordance with procedures adopted by the Fund’s Board of Directors.

9

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2025

(f)	A copy of the underlying funds’ financial statements is available upon request.
(g)	The rate shown represents the current yield as of October 31, 2025.

The following abbreviations are used in the report:

ACWI — All Country World Index

ADR — American Depositary Receipt

CSI — China Securities Index

ETF — Exchange-Traded Fund

MSCI — Morgan Stanley Capital International

REIT — Real Estate Investment Trust

SPDR — Standard & Poor’s Depositary Receipt

PORTFOLIO DIVERSIFICATION BY COUNTRY

Country:	Value	Value as a percentage of Net Assets
United States	$16,657,120,218	63.1%
Japan	1,303,282,224	4.9
United Kingdom	991,488,850	3.8
Germany	791,622,207	3.0
Netherlands	650,597,435	2.5
Switzerland	564,043,220	2.1
Ireland	544,243,666	2.1
India	509,873,308	1.9
Canada	470,432,623	1.8
Taiwan	467,978,374	1.8
France	320,504,487	1.2
Australia	283,193,748	1.1
Hong Kong	277,366,090	1.1
South Korea	253,944,917	1.0
China	222,672,443	0.8
Sweden	209,554,471	0.8
Spain	174,807,992	0.7
Italy	164,211,131	0.6
Brazil	122,142,552	0.5
Singapore	109,362,972	0.4
Uruguay	84,153,722	0.3
Mexico	59,470,547	0.2
Norway	58,649,906	0.2
South Africa	58,474,285	0.2
Finland	54,591,632	0.2
Indonesia	52,481,449	0.2
Chile	39,504,787	0.1
Denmark	32,115,612	0.1
Belgium	30,983,150	0.1
Austria	30,678,704	0.1
Portugal	27,213,044	0.1
Luxembourg	27,167,879	0.1
Malaysia	15,940,140	0.1
Country:	Value	Value as a percentage of Net Assets
Israel	$1,445,684	0.0	%*
Other**	728,687,331	2.8
	$26,390,000,800	100.0%

*	Represents less than 0.05% of net assets.
**	Includes cash and equivalents, rights/warrants, exchange-traded funds, investment company, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.

10

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments	October 31, 2025

Shares		Value
COMMON STOCKS — 91.6%
AUSTRALIA — 2.9%
708,342	29Metals Ltd.(a)	$220,147
496,804	Abacus Group REIT	390,071
569,990	Aeris Resources Ltd.(a)	171,554
4,756	AGL Energy Ltd.	28,816
357,247	AIC Mines Ltd.(a)	112,198
223,219	Alkane Resources Ltd.(a)	146,782
238,714	Ampol Ltd.	4,795,050
40,887	Ansell Ltd.	976,729
46,380	ARB Corp. Ltd.	1,095,506
650,787	Arena REIT	1,554,206
235,207	Aspen Group Ltd. REIT	812,571
15,400	ASX Ltd.	568,803
165,145	Aura Energy Ltd.(a)	23,232
3,324,192	Aurelia Metals Ltd.(a)	532,880
879,937	Aurizon Holdings Ltd.	1,974,798
33,596	Austal Ltd.(a)	149,257
249,703	Australian Clinical Labs Ltd.(b)	424,790
29,663	Australian Ethical Investment Ltd.	135,665
23,028	Baby Bunting Group Ltd.(a)(b)	41,284
1,872,945	Beach Energy Ltd.	1,519,580
443,423	Bega Cheese Ltd.	1,540,599
825,496	Bendigo & Adelaide Bank Ltd.	6,832,544
68,313	Bhagwan Marine Ltd.	26,148
256,790	Brambles Ltd.	4,176,920
769,761	Bravura Solutions Ltd.	1,450,525
50,900	Breville Group Ltd.	988,792
114,669	BWP Property Group Ltd.	288,107
507,277	Capricorn Metals Ltd.(a)	4,265,061
7,987	Cedar Woods Properties Ltd.	47,190
1,027,291	Centuria Industrial REIT	2,379,434
662,193	Challenger Ltd.	4,033,770
435,376	Charter Hall Social Infrastructure REIT	920,119
52,815	Codan Ltd.	1,252,686
47,453	Collins Foods Ltd.	332,219
74,670	Computershare Ltd.	1,786,685
454,083	Coronado Global Resources, Inc.(b)(c)	108,444
414,232	Cromwell Property Group REIT	126,030
16,497	Cuscal Ltd.	45,011
1,457,502	Downer EDI Ltd.	7,371,665
5,442,032	Dyno Nobel Ltd.	11,465,523
35,777	Eagers Automotive Ltd.	797,307
63,300	EBOS Group Ltd.	1,046,857
282,947	Emerald Resources NL(a)	877,527
325,800	Evolution Mining Ltd.	2,315,036
171,783	Fenix Resources Ltd.	59,009
155,133	Genesis Minerals Ltd.(a)	592,781
10,437	GenusPlus Group Ltd.(b)	47,461
2,668,475	GPT Group (The) REIT	9,358,470
715,088	GrainCorp Ltd. - Class A	4,140,756
226,859	Grange Resources Ltd.(a)	40,077
921,118	Harvey Norman Holdings Ltd.	4,357,431
Shares		Value
AUSTRALIA (continued)
114,708	Healius Ltd.	$66,798
1,033,653	Helia Group Ltd.	3,645,360
680,261	HMC Capital Ltd. REIT	1,379,794
86,470	HUB24 Ltd.	6,458,867
276,569	Imdex Ltd.	622,499
317,639	Insurance Australia Group Ltd.	1,633,553
181,531	JB Hi-Fi Ltd.	12,438,195
159,397	Jumbo Interactive Ltd.	1,224,405
1,189,546	Karoon Energy Ltd.	1,249,204
310,259	Kelsian Group Ltd.	988,622
3,847	Lindian Resources Ltd.(a)	818
177,165	Lynas Rare Earths Ltd.(a)	1,767,766
1,033,952	Macmahon Holdings Ltd.	317,962
29,545	Mader Group Ltd.	171,469
187,600	Magellan Financial Group Ltd.	1,180,823
1,254,550	Medibank Pvt Ltd.	4,005,758
3,847,577	Metals X Ltd.(a)	2,127,262
2,021,535	Metro Mining Ltd.(a)	96,556
181,114	Mineral Resources Ltd.(a)	5,735,540
99,963	Monadelphous Group Ltd.	1,520,031
737,603	Mount Gibson Iron Ltd.(a)	173,741
668,934	Nanosonics Ltd.(a)	2,004,590
57,294	Navigator Global Investments Ltd.	93,344
154,121	Netwealth Group Ltd.	3,108,939
1,170,172	New Hope Corp. Ltd.	3,177,421
108,100	Nick Scali Ltd.	1,797,952
80,619	NRW Holdings Ltd.	255,833
130,238	Nuix Ltd.(a)	208,776
30,307	Objective Corp. Ltd.	365,861
376,159	OFX Group Ltd.(a)	151,364
1,088,119	Orica Ltd.	15,841,027
65,580	Origin Energy Ltd.	525,635
19,787	Peet Ltd.	24,728
1,299,336	Perenti Ltd.	2,303,922
5,510,055	Perseus Mining Ltd.	17,557,465
1,519	Playside Studios Ltd.(a)	239
9,896	Pro Medicus Ltd.	1,706,862
140,400	Qantas Airways Ltd.	937,010
134,180	QBE Insurance Group Ltd.	1,741,832
494,252	Ramelius Resources Ltd.	1,073,652
7,926	REA Group Ltd.	1,105,081
149,445	Region Group REIT	238,588
809,884	Regis Healthcare Ltd.	3,926,612
878,148	Regis Resources Ltd.	3,700,245
204,444	Renascor Resources Ltd.(a)	11,370
10,279,915	Resolute Mining Ltd.(a)	6,423,472
3,651	Ricegrowers Ltd.	40,945
52,826	Ridley Corp. Ltd.	102,310
68,170	Sandfire Resources Ltd.(a)	724,363
404,901	Seeing Machines Ltd.(a)	18,351
188,430	SEEK Ltd.	3,341,152
681,182	Service Stream Ltd.	1,011,733
18,430	SKS Technologies Group Ltd.	45,823

11

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2025

Shares		Value
AUSTRALIA (continued)
46,944	SmartGroup Corp. Ltd.	$251,252
80,636	Solvar Ltd.	82,570
133,085	Southern Cross Electrical Engineering Ltd.	214,211
47,291	SRG Global Ltd.	85,092
832	St. Barbara Ltd.(a)	280
129,912	Suncorp Group Ltd.	1,667,728
5,146,040	Tabcorp Holdings Ltd.	3,585,912
181,946	Technology One Ltd.	4,392,844
231,435	Temple & Webster Group Ltd.(a)	3,605,499
3,111	Universal Store Holdings Ltd.	18,035
6,902,351	Vault Minerals Ltd.(a)	3,296,832
1,555,882	Ventia Services Group Pty Ltd.	5,833,218
338,383	Virgin Australia Holdings Ltd.(a)	732,847
197,015	Viva Energy Group Ltd.(b)(c)	236,544
106,444	Vysarn Ltd.(a)	44,922
898,846	WEB Travel Group Ltd.(a)	2,458,320
2,240,347	West African Resources Ltd.(a)(d)(e)	4,456,211
1,845,454	Whitehaven Coal Ltd.	8,693,860
223,979	Yancoal Australia Ltd.	816,280
2,443,448	Zip Co. Ltd.(a)	6,187,155
		255,775,235
AUSTRIA — 1.0%
259,893	ams-OSRAM AG(a)	3,581,502
164,034	ANDRITZ AG	12,403,241
76,506	BAWAG Group AG(b)(c)	9,867,861
2,008	DO & CO AG	479,106
171,347	Erste Group Bank AG	17,725,905
353	EVN AG	10,294
669	Fabasoft AG	11,644
4,182	Mayr Melnhof Karton AG	380,810
200,881	OMV AG	10,989,149
6,738	Palfinger AG	252,413
8,563	Porr AG	271,922
457,502	Raiffeisen Bank International AG	17,054,165
26,349	UNIQA Insurance Group AG	386,929
16,855	Vienna Insurance Group AG Wiener Versicherung Gruppe	864,542
458,278	voestalpine AG	16,311,870
		90,591,353
BAHAMAS — 0.2%
936,148	OneSpaWorld Holdings Ltd.	21,784,164
BELGIUM — 0.4%
11,032	Ackermans & van Haaren NV	2,746,664
18,900	Ageas SA	1,250,464
2,523	Ascencio REIT	146,279
147,683	Barco NV	2,107,408
195,090	Bekaert SA	8,151,555
3,608	Cie d’Entreprises CFE	37,263
16,850	Deme Group NV	2,544,302
25,354	EVS Broadcast Equipment SA	1,059,380
Shares		Value
BELGIUM (continued)
9,250	Groupe Bruxelles Lambert NV	$812,979
11,900	KBC Ancora	935,468
5,481	Materialise NV - ADR(a)	35,078
22,194	Retail Estates NV REIT	1,609,102
726	Sipef NV	65,272
5,912	Tessenderlo Group SA	178,539
477,659	Umicore SA	9,106,488
1,051	Wereldhave Belgium Comm VA REIT	64,206
		30,850,447
BERMUDA — 0.1%
207,318	Essent Group Ltd.	12,557,251
1,645	FLEX LNG Ltd.	42,721
		12,599,972
BRAZIL — 0.3%
2,375,484	B3 SA - Brasil Bolsa Balcao	5,598,776
829,578	Hapvida Participacoes e Investimentos SA(a)(b)(c)	4,835,651
2,364,982	MBRF Global Foods Co. SA - ADR	7,662,543
584,800	StoneCo Ltd. - Class A(a)	11,117,048
		29,214,018
CANADA — 1.6%
21,166	AGF Management Ltd. - Class B	210,973
9,314	Agnico Eagle Mines Ltd.	1,497,965
61,900	Air Canada(a)	813,829
65,640	Allied Properties Real Estate Investment Trust REIT	691,711
68,478	Altius Minerals Corp.	1,853,356
17,800	Altus Group Ltd.	731,265
35,802	ARC Resources Ltd.	660,367
43,700	Canada Goose Holdings, Inc.(a)	608,507
4,220	Canada Goose Holdings, Inc.(a)	58,785
22,500	Canadian Apartment Properties REIT	618,748
346,240	Canadian Solar, Inc.(a)	7,187,942
11,400	Canadian Tire Corp. Ltd. - Class A	1,307,397
42,485	CCL Industries, Inc. - Class B	2,369,988
190,307	Centerra Gold, Inc.	2,229,328
144,861	Choice Properties Real Estate Investment Trust REIT	1,532,735
65,100	Crombie Real Estate Investment Trust REIT	692,983
91,777	Descartes Systems Group, Inc. (The)(a)	8,095,649
11,900	Descartes Systems Group, Inc. (The)(a)	1,050,981
333,121	Dollarama, Inc.	43,300,623
108,200	DPM Metals, Inc.	2,314,356
116,300	Dream Industrial Real Estate Investment Trust REIT	1,002,508
10,986	DREAM Unlimited Corp. - Class A	145,613
25,760	Evertz Technologies Ltd.	235,459
15,915	Exco Technologies Ltd.	74,211
51,400	Finning International, Inc.	2,779,716
73,593	FirstService Corp.	11,731,460

12

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2025

Shares		Value
CANADA (continued)
3,850	FirstService Corp.	$612,849
20,500	Fortuna Mining Corp.(a)	169,402
23,760	Gildan Activewear, Inc.	1,385,569
4,600	Groupe Dynamite, Inc.(a)	223,383
3	Hammond Power Solutions, Inc.	458
267,100	Hudbay Minerals, Inc.	4,281,065
7,400	iA Financial Corp, Inc.	873,512
21,200	IGM Financial, Inc.	815,472
126,591	Killam Apartment Real Estate Investment Trust REIT	1,564,167
155,200	Kinross Gold Corp.	3,609,585
246,614	Knight Therapeutics, Inc.(a)	1,026,862
121,360	Labrador Iron Ore Royalty Corp.	2,504,123
1,015	Lululemon Athletica, Inc.(a)	173,098
22,000	Lundin Gold, Inc.	1,495,633
36,800	Maple Leaf Foods, Inc.	707,374
208,653	Martinrea International, Inc.	1,505,521
1,345	Morguard Corp.	111,557
53,166	Morguard North American Residential Real Estate Investment Trust REIT	659,955
33,702	North West Co., Inc. (The)	1,093,324
79,600	OceanaGold Corp.	1,780,366
9,900	Onex Corp.	861,146
52,200	Open Text Corp.	2,002,697
55,100	OR Royalties, Inc.	1,767,851
81,500	Orla Mining Ltd.(a)	840,829
115,590	Pason Systems, Inc.	984,849
43,300	Power Corp. of Canada	2,028,313
42,149	Quebecor, Inc. - Class B	1,344,513
75,126	RioCan Real Estate Investment Trust REIT	1,005,394
44,200	Russel Metals, Inc.	1,368,024
85,520	Secure Waste Infrastructure Corp.	1,067,666
36,500	SmartCentres Real Estate Investment Trust REIT	692,239
19,649	Stella-Jones, Inc.	1,115,295
1,900	TECSYS, Inc.	48,091
25,124	TFI International, Inc.	2,257,765
18,265	TMX Group Ltd.	673,665
14,103	Tourmaline Oil Corp.	620,309
68,300	TransAlta Corp.	1,207,199
136,766	Transcontinental, Inc. - Class A	1,920,019
18,200	True North Commercial Real Estate Investment Trust REIT	117,696
9,369	Wajax Corp.	166,131
15,978	Westshore Terminals Investment Corp.	293,688
216,633	Whitecap Resources, Inc.	1,612,526
16,600	WSP Global, Inc.	3,173,594
		145,559,229
Shares		Value
CHINA — 5.2%
9,993,309	Agricultural Bank of China Ltd. - H Shares	$7,613,411
196,600	Autohome, Inc. - ADR	4,954,320
82,263	Baidu, Inc. - ADR(a)	9,943,129
8,852,200	Baiyin Nonferrous Group Co. Ltd. - A Shares	6,561,235
3,179,057	Baowu Magnesium Technology Co. Ltd. - A Shares	6,386,140
10,953,190	Beiqi Foton Motor Co. Ltd. - A Shares(a)	4,612,776
8,509,044	China Construction Bank Corp. - H Shares	8,431,789
6,863,000	China Railway Group Ltd. - H Shares	3,479,833
7,924,544	China Railway Tielong Container Logistics Co. Ltd. - A Shares	7,186,332
5,082,046	China Tower Corp. Ltd. - H Shares(b)(c)	7,344,574
1,062,400	CNGR Advanced Material Co. Ltd. - A Shares	6,866,317
219,225	Daqo New Energy Corp. - ADR(a)	7,159,889
5,968,600	Dongfang Electric Corp. Ltd. - H Shares	14,586,318
9,901,877	Dongfeng Motor Group Co. Ltd. - H Shares(a)	11,978,257
2,073,432	Fujian Star-net Communication Co. Ltd. - A Shares	7,797,637
633,219	Full Truck Alliance Co. Ltd. - ADR	8,231,847
6,932,500	Greentown China Holdings Ltd.	7,404,849
4,720,700	Guangxi Liugong Machinery Co. Ltd. - A Shares	7,713,649
1,971,307	Han’s Laser Technology Industry Group Co. Ltd. - A Shares	11,395,702
3,921,300	Henan Mingtai Al Industrial Co. Ltd. - A Shares	8,295,524
10,851,000	Industrial & Commercial Bank of China Ltd. - H Shares	8,406,486
4,018,651	JA Solar Technology Co. Ltd. - A Shares(a)	7,942,979
1,037,358	JCET Group Co. Ltd. - A Shares	5,827,821
4,703,600	JD Logistics, Inc.(a)(b)(c)	7,663,238
438,440	JD.com, Inc. - ADR	14,486,058
3,208,165	Jiangxi Copper Co. Ltd. - H Shares	13,401,501
1,283,241	Kuaishou Technology(b)(c)	11,947,994
2,076,000	Lens Technology Co. Ltd. - A Shares	8,576,658
2,181,790	Lizhong Sitong Light Alloys Group Co. Ltd. - A Shares	7,491,519
4,443,127	Longfor Group Holdings Ltd.(b)(c)	5,494,907
4,195,305	Ming Yang Smart Energy Group Ltd. - A Shares	8,916,407
2,593,800	MLS Co. Ltd. - A Shares	3,175,071
2,559,734	MLS Co. Ltd. - A Shares	3,133,371
8,168,500	ORG Technology Co. Ltd. - A Shares	6,903,022

13

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2025

Shares		Value
CHINA (continued)
3,838,600	Oriental Pearl Group Co. Ltd. - A Shares	$5,226,911
3,890,400	Ping An Bank Co. Ltd. - A Shares	6,182,173
1,426,894	Ping An Insurance Group Co. of China Ltd. - H Shares	10,310,737
7,043,600	Postal Savings Bank of China Co. Ltd. - A Shares	5,685,426
834,111	Raytron Technology Co. Ltd. - A Shares	9,724,426
3,601,500	Riyue Heavy Industry Co. Ltd. - A Shares	7,351,032
12,981,400	Rizhao Port Co. Ltd. - A Shares	5,794,942
2,652,100	Sany Heavy Industry Co. Ltd. - A Shares	8,242,671
13,548,350	Shandong Nanshan Aluminum Co. Ltd. - A Shares	8,767,743
2,459,900	Shanghai Mechanical and Electrical Industry Co. Ltd. - A Shares	9,358,090
313,369	Shanghai United Imaging Healthcare Co. Ltd. - A Shares	6,155,117
3,780,300	Shenzhen Laibao Hi-tech Co. Ltd. - A Shares	5,922,307
1,551,265	Sichuan Kelun Pharmaceutical Co. Ltd. - A Shares	7,621,747
8,068,500	Sinopec Engineering Group Co. Ltd. - H Shares	7,600,674
1,864,000	Sinopharm Group Co. Ltd. - H Shares	4,646,477
2,698,240	Tasly Pharmaceutical Group Co. Ltd. - A Shares	5,852,070
8,853,628	Tianjin Port Co. Ltd. - A Shares	5,978,150
2,164,637	Triangle Tyre Co. Ltd. - A Shares	4,494,214
551,141	Weibo Corp. - ADR	5,996,414
4,087,200	Wuxi Taiji Industry Ltd. Co. - A Shares	4,974,455
17,293,954	Xinyi Solar Holdings Ltd.	7,967,564
12,978,735	Xinyu Iron & Steel Co. Ltd. - A Shares	7,652,126
2,065,574	Xuji Electric Co. Ltd. - A Shares	7,666,598
359,800	Yangzijiang Shipbuilding Holdings Ltd.	973,030
4,336,000	Yunnan Copper Co. Ltd. - A Shares	10,980,605
10,133,757	Zoomlion Heavy Industry Science and Technology Co. Ltd. - H Shares	9,780,926
372,578	ZTO Express Cayman, Inc.	6,837,305
		459,054,490
DENMARK — 0.7%
68,548	ALK-Abello A/S(a)	2,257,795
267,500	Alm Brand A/S	753,085
8,576	Bang & Olufsen A/S(a)	17,525
28,074	Chemometec A/S	3,427,490
20,419	D/S Norden A/S	816,262
65,700	Danske Bank A/S	2,933,656
17,500	Demant A/S(a)	581,807
Shares		Value
DENMARK (continued)
35,480	FLSmidth & Co. A/S	$2,765,479
143,350	GN Store Nord AS(a)	2,510,138
3,519	H Lundbeck A/S	25,626
76,151	H Lundbeck A/S - Class A	429,594
16,400	Invisio AB	522,197
612,683	ISS A/S	19,310,207
44,122	Jyske Bank A/S	5,175,641
15,500	Netcompany Group A/S(a)(b)(c)	774,169
45,515	NKT A/S(a)	5,100,192
7,963	Pandora A/S	1,066,330
18,064	Per Aarsleff Holding A/S	2,052,046
283,630	ROCKWOOL A/S - Class B	9,714,151
32,620	Royal Unibrew A/S	2,465,022
1,419	Schouw & Co. A/S	130,315
5,002	Sparekassen Sjaelland-Fyn A/S	260,563
24,280	Zealand Pharma A/S(a)	1,920,979
		65,010,269
FINLAND — 0.5%
309	Aspo Oyj	2,230
23,500	Elisa Oyj	1,035,817
1,865	GRK Infra Oyj(a)	28,999
97,694	Hiab Oyj - Class B	5,407,388
3,994	Incap Oyj(a)	43,091
88,718	Kalmar Oyj - Class B	3,675,253
33,400	Kemira Oyj	735,322
30,400	Kesko Oyj - Class B	641,242
172,080	Konecranes Oyj	16,978,590
3,535	Marimekko Oyj	52,074
2,494	Olvi Oyj - Class A	85,091
56,821	Oriola Oyj - Class B	77,284
64,697	Orion Oyj - Class B	4,515,395
91,804	Puuilo Oyj	1,502,614
23,327	Raisio Oyj - Class V	67,623
10,758	Sanoma Oyj	131,442
4,889	Terveystalo Oyj(b)(c)	52,577
29,800	TietoEVRY Oyj	639,234
8,365	Vaisala Oyj - Class A	413,638
38,900	Valmet Oyj	1,264,882
81,061	Wartsila Oyj Abp	2,650,750
125,075	YIT Oyj(a)	422,700
		40,423,236
FRANCE — 2.1%
23,900	Accor SA	1,216,259
36,718	Alten SA	3,023,979
14,835	Amundi SA(b)(c)	1,099,502
3,640	ARGAN SA REIT	283,206
1,322	Aubay	76,190
105,764	BNP Paribas SA	8,175,209
45,000	Bouygues SA	2,029,644
60,600	Bureau Veritas SA	1,989,345
99,220	Canal+ SA	312,438
125,964	Carmila SA REIT	2,296,944

14

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2025

Shares		Value
FRANCE (continued)
83,800	Carrefour SA	$1,260,526
14,982	Cie des Alpes	343,653
63,270	Coface SA	1,114,342
13,772	Covivio SA REIT	882,611
2,000	Dassault Aviation SA	642,718
98,013	Eiffage SA	12,054,399
162	Electricite de Strasbourg SA	32,678
1,081,510	Elior Group SA(a)(b)(c)	3,492,980
13,835	Esso SA Francaise	1,554,027
38,866	Euroapi SA(a)	143,715
18,600	FDJ UNITED	541,985
31,498	Fnac Darty SA	1,031,095
511,985	Forvia SE(a)	6,556,450
17,481	Gaztransport Et Technigaz SA	3,457,650
10,681	Gecina SA REIT	991,688
1,755	GL Events SACA	56,034
1,570,037	Havas NV	2,744,415
1,525	ID Logistics Group SACA(a)	692,570
8,206	Ipsen SA	1,152,063
91,336	IPSOS SA	3,499,455
60,500	JCDecaux SE	1,101,121
21,661	Kaufman & Broad SA	729,052
41,199	Klepierre SA REIT	1,573,753
1,109	Lagardere SA	24,160
2,681	Lectra	71,076
5,332	LISI SA	312,213
891,930	Louis Hachette Group	1,532,358
36,102	Manitou BF SA	724,898
132,761	Mercialys SA REIT	1,619,025
15,312	Mersen SA	386,521
304,052	Metropole Television SA	4,191,568
527	Neurones	23,933
229,134	Opmobility	3,739,816
817,676	Orange SA	13,039,408
11,640	Publicis Groupe SA	1,164,582
241,444	Rubis SCA	8,760,897
14,170	SEB SA	783,660
62,428	SMCP SA(a)(b)(c)	439,661
97,469	Societe BIC SA	5,426,391
230,885	Societe Generale SA	14,599,870
1,165	Societe LDC SADIR	123,944
21,652	Sopra Steria Group	3,366,723
117,646	SPIE SA	5,982,878
323,291	Technip Energies NV	13,124,429
56,422	Television Francaise 1 SA	515,726
533,411	Ubisoft Entertainment SA(a)	4,762,521
769,262	Valeo SE	10,626,978
2,255	Vetoquinol SA	193,902
121,003	Vicat SACA	9,065,817
3,737	VIEL & Cie SA	75,811
86,308	Vinci SA	11,530,070
1,950	Viridien(a)	238,253
209,100	Vivendi SE	752,462
Shares		Value
FRANCE (continued)
20,350	Wendel SE	$1,909,353
		185,260,600
GERMANY — 2.0%
4,159	AlzChem Group AG	798,659
8,323	Atoss Software SE	1,114,765
70,144	Aumovio SE(a)	3,015,739
13,855	Aurubis AG	1,803,009
10,111	Bilfinger SE	1,089,691
125,168	Brenntag SE	6,946,836
531,694	CECONOMY AG(a)	2,718,021
5,865	Cewe Stiftung & Co. KGAA	671,973
416,371	Commerzbank AG	15,122,595
158,987	Continental AG	11,999,627
11,350	CTS Eventim AG & Co. KGaA	1,015,208
217,914	Deutsche Post AG	9,996,907
2,481	Deutsche Rohstoff AG	135,837
403,733	Deutz AG	3,997,467
9,333	Draegerwerk AG & Co. KGaA - Preference Shares	785,311
148,647	Duerr AG	3,461,027
3,224	Einhell Germany AG - Preference Shares	305,467
11,943	Elmos Semiconductor SE	1,126,067
155,772	EuroEyes International Eye Clinic Ltd.	67,156
11,758	Fielmann Group AG	641,728
126,264	flatexDEGIRO AG	4,785,296
33,216	Freenet AG	1,032,968
256,727	Fresenius SE & Co. KGaA	14,801,737
16,780	Friedrich Vorwerk Group SE	1,800,691
141,089	FUCHS SE - Preference Shares	6,306,645
10,400	GEA Group AG	743,229
16,100	Heidelberg Materials AG	3,769,062
219,932	Heidelberger Druckmaschinen AG(a)	494,841
105,764	Henkel AG & Co. KGaA - Preference Shares	8,565,318
5,426	Hornbach Holding AG & Co. KGaA	542,246
286,587	HUGO BOSS AG	12,701,362
41,458	Indus Holding AG	1,072,808
232,980	Infineon Technologies AG	9,216,444
80,866	IONOS Group SE(a)	2,866,214
2,786	JOST Werke SE(b)(c)	162,170
20,880	Jungheinrich AG - Preference Shares	745,606
6,370	KION Group AG	451,556
16,737	Koenig & Bauer AG(a)	256,582
33,261	Krones AG	4,822,957
450	KSB SE & Co. KGaA - Preference Shares	466,823
15,207	KWS Saat SE & Co. KGaA	1,170,894
583	MBB SE	127,948
5,250	Nemetschek SE	605,141
217,776	Nordex SE(a)	6,421,079
99	Paul Hartmann AG	26,360

15

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2025

Shares		Value
GERMANY (continued)
2,406	Pfisterer Holding SE(a)	$203,558
25,679	ProCredit Holding AG	229,096
1,075	Rational AG	787,447
157,038	Schaeffler AG	1,271,594
49,227	Scout24 SE(b)(c)	5,685,498
1,147	Sixt SE	100,743
1,220	STO SE & Co. KGaA - Preference Shares	167,623
24,600	Stroeer SE & Co. KGaA	1,076,079
286,941	TeamViewer SE(a)(b)(c)	2,106,830
814	Technotrans SE	33,402
511,703	thyssenkrupp AG	5,353,156
32,344	Tkms AG& Co. KGaA(a)	3,047,728
87,500	TUI AG(a)	744,525
75,616	United Internet AG	2,330,626
28,867	Wacker Neuson SE	628,205
5,146	Washtec AG	244,973
124	Zeal Network SE	6,946
		174,787,096
HONG KONG — 1.3%
281,340	Alibaba Group Holding Ltd. - ADR	47,948,776
98,000	APT Satellite Holdings Ltd.	26,737
932,103	Bank of East Asia Ltd. (The)	1,607,374
66,035	Build King Holdings Ltd.	13,002
32,324,000	China Jinmao Holdings Group Ltd.	5,574,143
2,116,500	China Overseas Land & Investment Ltd.	3,549,040
3,742,987	China Taiping Insurance Holdings Co. Ltd.	8,516,258
755,452	Chow Sang Sang Holdings International Ltd.	1,354,273
1,412,162	Chow Tai Fook Jewellery Group Ltd.	2,765,970
138,900	CK Asset Holdings Ltd.	687,122
98,800	CK Hutchison Holdings Ltd.	654,806
381,000	Crystal International Group Ltd.(b)(c)	333,903
570,787	Dah Sing Banking Group Ltd.	808,007
176,000	Dah Sing Financial Holdings Ltd.	814,027
20,900	DFI Retail Group Holdings Ltd.	73,359
163,000	Great Eagle Holdings Ltd.	305,420
676,000	Hang Lung Group Ltd.	1,288,398
483,000	Hang Lung Properties Ltd.	537,665
787,300	Hong Kong & China Gas Co. Ltd.	732,532
235,000	Hong Kong Technology Venture Co. Ltd.	43,247
2,022,700	Hutchison Port Holdings Trust - U Shares- Units	424,767
704,000	Hutchison Telecommunications Hong Kong Holdings Ltd.	98,752
733,567	Hysan Development Co. Ltd.	1,519,896
431,247	International Housewares Retail Co. Ltd.	43,843
427,000	Intron Technology Holdings Ltd.	113,749
Shares		Value
HONG KONG (continued)
205,918	Jacobson Pharma Corp. Ltd.(b)	$38,425
981,682	Johnson Electric Holdings Ltd.	4,616,232
3,459,676	JS Global Lifestyle Co. Ltd.(a)(b)(c)	792,508
968,277	Kerry Properties Ltd.	2,437,343
385,531	KLN Logistics Group Ltd.	356,231
10,867	Langham Hospitality Investments and Langham Hospitality Investments Ltd.	713
122,000	LH GROUP Ltd.(a)(b)	5,888
1,117,374	Luk Fook Holdings International Ltd.	3,577,644
730,196	Man Wah Holdings Ltd.	445,416
526,384	Melco Resorts & Entertainment Ltd. - ADR(a)	4,316,349
45,000	Modern Dental Group Ltd.	30,230
8,898,130	Nine Dragons Paper Holdings Ltd.(a)	6,378,259
3,163,402	Pacific Basin Shipping Ltd.	1,046,251
156,000	Paradise Entertainment Ltd.	15,458
788,208	PC Partner Group Ltd.	630,927
4,778,308	PCCW Ltd.	3,412,836
139,496	Prosperity REIT	25,133
1,269,477	Shun Tak Holdings Ltd.(a)	119,260
1,310,326	Singamas Container Holdings Ltd.	109,608
463,399	SITC International Holdings Co. Ltd.	1,706,762
284,500	SmarTone Telecommunications Holdings Ltd.	176,839
200,000	SOCAM Development Ltd.(a)	9,780
323,000	Sun Hung Kai & Co. Ltd.	160,449
1,098,612	Tai Hing Group Holdings Ltd.(b)	158,347
1,397	Tang Palace China Holdings Ltd.	38
549,000	Texhong International Group Ltd.	322,170
1,774,000	Truly International Holdings Ltd.	260,260
289,000	TS Lines Ltd.	324,684
2,018,000	United Laboratories International Holdings Ltd. (The)	3,264,410
88,000	VSTECS Holdings Ltd.	109,171
200,700	VTech Holdings Ltd.	1,638,805
123,676	Wai Kee Holdings Ltd.(a)	12,574
150,100	Wharf Real Estate Investment Co. Ltd.	426,895
1,139,196	Yue Yuen Industrial Holdings Ltd.	2,090,577
		118,851,538
INDIA — 0.2%
4,782,665	Bank of India	7,536,215
222,253	Lupin Ltd.	4,915,936
719,909	Sun TV Network Ltd.	4,556,034
		17,008,185
INDONESIA — 0.2%
35,325,900	Perusahaan Gas Negara Tbk PT	3,696,155
10,058,889	Semen Indonesia Persero Tbk PT	1,669,425
42,480,157	Telkom Indonesia Persero Tbk PT	8,199,718
		13,565,298

16

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2025

Shares		Value
IRELAND — 0.3%
1,047,687	AIB Group Plc	$9,642,817
55,730	Amarin Corp. Plc - ADR(a)	907,835
282,753	Cairn Homes Plc	629,984
114,682	Dole Plc	1,461,049
57,000	Grafton Group Plc - Units	712,866
644,606	Greencore Group Plc	2,019,663
3,015	Jazz Pharmaceuticals Plc(a)	414,984
210,331	Ryanair Holdings Plc - ADR	13,141,481
		28,930,679
ISRAEL — 1.3%
32	Afcon Holdings Ltd.	2,743
1,817	Analyst IMS Investment Management Services Ltd.	75,837
118,960	B Communications Ltd.(a)	881,672
124,040	Bank Hapoalim BM	2,523,854
215,598	Bank Leumi Le-Israel BM	4,388,779
2,057,748	Bezeq The Israeli Telecommunication Corp. Ltd.	4,212,812
50,627	Brainsway Ltd.(a)	433,952
17,115	Camtek Ltd.(a)	2,120,433
131,344	Cellcom Israel Ltd.(a)	1,370,094
28,054	Cognyte Software Ltd.(a)	234,251
5,680	Delek Group Ltd.	1,492,842
465	Delta Galil Ltd.	25,944
1,010,056	El Al Israel Airlines(a)	4,200,236
52,530	FIBI Holdings Ltd.	4,039,963
455,269	First International Bank of Israel Ltd. (The)	32,834,082
95,017	Fiverr International Ltd.(a)	2,151,185
34,940	Formula Systems 1985 Ltd.	5,039,758
58,460	Gilat Satellite Networks Ltd.(a)	847,085
89,300	Harel Insurance Investments & Financial Services Ltd.	3,124,246
6,350	Hilan Ltd.	500,252
196,400	ICL Group Ltd.	1,289,262
376,215	Inmode Ltd.(a)	5,556,696
8,038	Israel Corp. Ltd.	2,853,861
84,200	Israel Discount Bank Ltd. - Class A	843,434
639	Isras Investment Co. Ltd.	178,887
6,855	Ituran Location and Control Ltd.	263,986
33,106	Max Stock Ltd.	237,745
23,050	Mizrahi Tefahot Bank Ltd.	1,501,085
337	Naphtha Israel Petroleum Corp. Ltd.	2,823
98,345	Nexxen International Ltd.(a)	808,396
12,040	Nova Ltd.(a)	4,169,078
136,248	Oddity Tech Ltd. - Class A(a)	6,165,222
3,602	One Software Technologies Ltd.	96,803
87,431	Partner Communications Co. Ltd.	870,164
26,617	Perion Network Ltd.(a)	247,538
57,130	Playtika Holding Corp.	209,667
304,176	Plus500 Ltd.	12,651,210
7,575	RADCOM Ltd.(a)	104,156
Shares		Value
ISRAEL (continued)
64,963	Reit 1 Ltd.	$531,515
105,496	Riskified Ltd. - Class A(a)	498,996
178,015	Sella Capital Real Estate Ltd. REIT	633,729
3,060	SimilarWeb Ltd.(a)	26,163
138,801	Tel Aviv Stock Exchange Ltd.	3,237,391
36,826	Tower Semiconductor Ltd.(a)	3,043,546
31,300	ZIM Integrated Shipping Services Ltd.	481,394
		117,002,767
ITALY — 1.7%
5,865,279	A2A SpA	17,077,311
101,542	Ascopiave SpA	376,876
15,114	Avio SpA(b)	654,164
39,856	Azimut Holding SpA	1,557,375
5,953	Banca Generali SpA	336,225
299,974	Banca IFIS SpA	7,745,137
86,700	Banca Monte dei Paschi di Siena SpA	757,905
166,260	BPER Banca SpA	1,984,428
20,642	Buzzi SpA	1,240,805
2,552	Carel Industries SpA(b)(c)	66,332
63,211	Cementir Holding NV	1,164,305
266,900	CIR SpA-Compagnie Industriali(a)	212,581
149,401	Credito Emiliano SpA	2,362,681
64,777	Danieli & C Officine Meccaniche SpA	2,481,872
3,504	Danieli & C Officine Meccaniche SpA	189,424
22,083	Datalogic SpA	116,834
197,054	De’ Longhi SpA	7,181,986
7,980	DiaSorin SpA	705,498
15,644	El.En. SpA	204,664
259,735	Enav SpA(b)(c)	1,356,806
593,276	Eni SpA	10,903,138
31,400	ERG SpA	809,280
3,563	Fine Foods & Pharmaceuticals NTM	38,194
2,120,696	Hera SpA	9,508,795
142,429	Immobiliare Grande Distribuzione SIIQ SpA REIT	577,060
299,831	Intercos SpA	4,078,082
40,700	Interpump Group SpA	2,097,005
597,057	Iren SpA	1,760,410
94,300	Italgas SpA	988,037
355,121	Iveco Group NV	7,548,049
927	LU-VE SpA	38,573
919,372	Maire SpA	13,924,644
561,052	MFE-MediaForEurope NV - Class A	1,985,358
5,387	MFE-MediaForEurope NV - Class B	25,110
364,132	Moncler SpA	21,825,271
4,471	NewPrinces SpA(a)	102,658
5,250	Next Geosolutions Europe SpA(a)	80,181
13,307	Orsero SpA	278,544
510,900	Piaggio & C SpA	1,161,878
173,100	Pirelli & C SpA(b)(c)	1,212,306
121,300	Poste Italiane SpA(b)(c)	2,920,765

17

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2025

Shares		Value
ITALY (continued)
15,400	Recordati Industria Chimica e Farmaceutica SpA	$914,167
58,426	Rizzoli Corriere Della Sera Mediagroup SpA	69,365
717,863	Safilo Group SpA(a)	1,401,691
19,204	SOL SpA	1,124,483
410,000	Stevanato Group SpA	10,340,200
51,185	Technogym SpA(b)(c)	926,275
2,169,200	Telecom Italia SpA(a)	1,278,168
670,918	TREVI - Finanziaria Industriale SpA(a)	337,947
267,200	Unipol Assicurazioni SpA	5,840,994
572,559	Webuild SpA	2,308,540
		154,178,377
JAPAN — 12.2%
98,400	77 Bank Ltd. (The)	4,223,710
4,500	A&A Material Corp.	37,113
7,700	A&D HOLON Holdings Co. Ltd.	101,278
366,834	ABC-Mart, Inc.	6,292,425
4,400	Abist Co. Ltd.	88,936
173	Activia Properties, Inc. REIT	158,283
103,240	ADEKA Corp.	2,343,349
24,200	Ad-sol Nissin Corp.	230,835
7,900	Advanced Media, Inc.	55,312
17,200	Adways, Inc.	32,590
157,100	AEON Financial Service Co. Ltd.	1,537,258
1,369	AEON REIT Investment Corp.	1,158,378
1,000	AI inside, Inc.(a)	18,902
36,400	Aida Engineering Ltd.	218,008
13,300	Ain Holdings, Inc.	557,597
6,600	Aiphone Co. Ltd.	120,728
19,900	Airtrip Corp.(a)	112,213
63,800	Aisan Industry Co. Ltd.	867,723
52,900	Aisin Corp.	952,379
48,200	Akatsuki, Inc.	822,568
359,500	Alfresa Holdings Corp.	5,077,229
10,300	Alpha Systems, Inc.	241,610
307,300	Alps Alpine Co. Ltd.	3,880,383
432,900	ALSOK Co. Ltd.	2,959,316
316,600	Amada Co. Ltd.	3,786,216
56,200	Amano Corp.	1,492,978
74,800	Amvis Holdings, Inc.	254,333
32,300	ANA Holdings, Inc.	605,507
89,900	and ST HD Co. Ltd.	1,519,626
34,926	Anest Iwata Corp.	344,251
851,618	Anritsu Corp.	12,635,290
13,500	Anycolor, Inc.	529,103
2,900	AOI Electronics Co. Ltd.	43,544
58,920	ARE Holdings, Inc.	937,459
8,300	Artience Co. Ltd.	169,382
30,200	Artiza Networks, Inc.	120,910
87,940	As One Corp.	1,437,135
Shares		Value
JAPAN (continued)
22,100	Asahi Diamond Industrial Co. Ltd.	$120,173
49,900	Asahi Group Holdings Ltd.	537,823
218,300	Asahi Intecc Co. Ltd.	3,466,226
6,188	Asahi Net, Inc.	28,228
58,120	Asics Corp.	1,487,036
55,262	ASKUL Corp.	503,458
76,300	Atrae, Inc.	346,571
15,400	Aucnet, Inc.	201,256
53,996	Avant Group Corp.	555,692
53,300	Avex, Inc.	417,795
23,900	Awa Bank Ltd. (The)	564,506
11,200	Axell Corp.	100,510
71,200	Axial Retailing, Inc.	503,126
435,700	Azbil Corp.	4,304,414
38,700	Bandai Namco Holdings, Inc.	1,205,875
35,200	Bando Chemical Industries Ltd.	442,655
10,700	Bank of Iwate Ltd. (The)	281,195
8,400	Bank of Nagoya Ltd. (The)	214,483
11,300	Bank of Saga Ltd. (The)	235,004
53,600	BayCurrent, Inc.	2,457,232
363,400	BIPROGY, Inc.	14,704,837
82,100	BML, Inc.	1,947,151
298,500	Brother Industries Ltd.	5,093,153
24,200	Buffalo, Inc.	544,897
293,700	Bunka Shutter Co. Ltd.	3,878,266
7,500	Business Brain Showa-Ota, Inc.	149,893
4,900	Business Engineering Corp.	200,947
1,300	C Uyemura & Co. Ltd.	105,950
1,700	Canare Electric Co. Ltd.	20,683
8,100	Canon Marketing Japan, Inc.	337,697
27,500	Capcom Co. Ltd.	719,843
4,300	Career Design Center Co. Ltd.	61,189
334,700	Casio Computer Co. Ltd.	2,626,823
69,900	Central Glass Co. Ltd.	1,460,502
28,452	Central Security Patrols Co. Ltd.	503,278
27,200	Chiyoda Corp.(a)	72,187
28,100	Chugin Financial Group, Inc.	392,025
180,700	Citizen Watch Co. Ltd.	1,256,962
392	Cleanup Corp.	1,936
135,600	Coca-Cola Bottlers Japan Holdings, Inc.	2,167,611
155,500	COLOPL, Inc.	450,023
542	Comforia Residential REIT, Inc.	1,143,015
204,500	Computer Engineering & Consulting Ltd.	2,870,245
37,700	COMSYS Holdings Corp.	952,346
111,400	Cosmo Energy Holdings Co. Ltd.	2,543,023
34,680	Cosmos Pharmaceutical Corp.	1,552,510
201,020	Credit Saison Co. Ltd.	4,913,648
49,600	Creek & River Co. Ltd.	471,829
74,500	Cresco Ltd.	785,559
19,400	CTS Co. Ltd.	111,911
12,300	Curves Holdings Co. Ltd.	58,024

18

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2025

Shares		Value
JAPAN (continued)
791,400	CyberAgent, Inc.	$7,892,945
24,200	Cybozu, Inc.	482,869
43,000	Dai Nippon Printing Co. Ltd.	719,736
70,900	Daicel Corp.	611,191
87,200	Daido Steel Co. Ltd.	826,960
26,100	Daifuku Co. Ltd.	834,604
5,900	Dai-Ichi Cutter Kogyo KK	49,999
862,876	Dai-ichi Life Holdings, Inc.	6,075,014
51,100	Daiken Medical Co. Ltd.	147,885
4,400	Daiseki Co. Ltd.	92,648
88,620	Daito Pharmaceutical Co. Ltd.	715,355
30,250	Daito Trust Construction Co. Ltd.	564,623
13,900	Daitron Co. Ltd.	418,055
8,060	Daiwa House REIT Investment Corp.	6,945,481
375	Daiwa Office Investment Corp. REIT	917,364
955,400	Daiwa Securities Group, Inc.	7,374,267
13,200	Daiwabo Holdings Co. Ltd.	247,109
58,200	Denka Co. Ltd.	845,752
95,300	Dentsu Group, Inc.	1,882,378
47,520	Dentsu Soken, Inc.	2,355,803
5,600	Dexerials Corp.	90,772
117,700	Doshisha Co. Ltd.	2,214,083
41,300	Doutor Nichires Holdings Co. Ltd.	644,249
32,180	Dowa Holdings Co. Ltd.	1,169,347
91,200	DTS Corp.	761,036
48,100	Duskin Co. Ltd.	1,160,130
24,400	Ehime Bank Ltd. (The)	197,911
133,500	Elecom Co. Ltd.	1,562,741
48,600	Electric Power Development Co. Ltd.	924,160
118,200	en, Inc.	1,194,195
2,900	Endo Lighting Corp.	42,528
120,000	ENEOS Holdings, Inc.	757,485
1,800	Enplas Corp.	95,075
4,300	eSOL Co. Ltd.	15,374
213,080	EXEO Group, Inc.	3,073,628
7,200	FALCO HOLDINGS Co. Ltd.	115,959
12,100	Fast Fitness Japan, Inc.	140,621
12,843	Ferrotec Corp.	422,516
77,180	Financial Partners Group Co. Ltd.	1,071,736
23,400	Food & Life Cos. Ltd.	1,141,075
8,300	Forum Engineering, Inc.	66,299
6,200	Foster Electric Co. Ltd.	107,578
39,400	Freee KK(a)	882,032
2,610	Frontier Real Estate Investment Corp. REIT	1,532,704
81,900	Fuji Corp.	1,592,987
54,900	Fujimi, Inc.	862,099
3,030	Fujisash Co. Ltd.	15,650
37,300	Fujitec Co. Ltd.	1,371,128
5,500	Fukuda Denshi Co. Ltd.	249,108
81,253	Fukui Computer Holdings, Inc.	1,626,536
7,000	Fukuyama Transporting Co. Ltd.	173,740
133,700	FULLCAST Holdings Co. Ltd.	1,467,915
Shares		Value
JAPAN (continued)
19,920	Furukawa Electric Co. Ltd.	$1,421,842
14,000	Furuno Electric Co. Ltd.	814,873
23,200	Furyu Corp.	157,316
27,400	Fuso Chemical Co. Ltd.	910,311
4,400	Fuso Pharmaceutical Industries Ltd.	60,471
167,160	Future Corp.	2,360,263
20,420	Fuyo General Lease Co. Ltd.	534,649
3,200	G-7 Holdings, Inc.	26,558
76,500	Gakken Holdings Co. Ltd.	509,801
11,051	Gecoss Corp.	98,312
1,475	Global One Real Estate Investment Corp. REIT	1,356,223
204,300	Glory Ltd.	4,890,420
4,426	GLP J-Reit	4,012,148
3,700	GMO GlobalSign Holdings KK	49,842
4,400	GREE Holdings, Inc.	11,506
370,980	GungHo Online Entertainment, Inc.	6,278,086
4,500	H.U. Group Holdings, Inc.	109,792
11,600	H2O Retailing Corp.	157,203
138,500	Hachijuni Bank Ltd. (The)	1,396,144
165,100	Hakuhodo DY Holdings, Inc.	1,194,514
100	Hamakyorex Co. Ltd.	993
231,100	Hamamatsu Photonics KK	2,595,020
68,780	Hanwa Co. Ltd.	2,874,202
29,300	Happinet Corp.	1,195,880
84,800	Heiwa Corp.	1,102,714
750	Heiwa Real Estate REIT, Inc.	751,411
21,500	Hennge KK	204,662
35,500	Hirogin Holdings, Inc.	331,711
40,100	Hirose Electric Co. Ltd.	5,386,218
103,900	Hisamitsu Pharmaceutical Co., Inc.	2,699,472
23,500	Hitachi Construction Machinery Co. Ltd.	767,170
13,811	Hito Communications Holdings, Inc.	89,707
81,500	Hokuhoku Financial Group, Inc.	1,998,498
61,900	Hokuriku Electric Power Co.	344,625
167,740	Horiba Ltd.	15,635,488
22,000	Hoshizaki Corp.	775,161
14,500	Hosokawa Micron Corp.	536,305
1,700	Human Technologies, Inc.	25,515
46,800	Hyakujushi Bank Ltd. (The)	1,639,868
26,500	Ibiden Co. Ltd.	2,513,124
64,200	IBJ, Inc.	335,768
1,800	Ichiken Co. Ltd.	45,085
32,300	Ichikoh Industries Ltd.	98,508
210,545	Idemitsu Kosan Co. Ltd.	1,463,883
115,150	IHI Corp.	2,402,227
740,283	Inpex Corp.	13,647,031
16,500	Intermestic, Inc.	233,619
259,300	Internet Initiative Japan, Inc.	4,680,053
2,800	Iriso Electronics Co. Ltd.	56,323
17,000	ISB Corp.	198,118
85,518	Isuzu Motors Ltd.	1,051,565
19

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2025

Shares		Value
JAPAN (continued)
17,300	Itfor, Inc.	$171,193
109,200	Ito En Ltd.	2,249,048
120,500	Itoki Corp.	1,948,517
84,200	Iwatani Corp.	877,732
702,562	Iyogin Holdings, Inc.	10,973,115
38,400	Izumi Co. Ltd.	716,621
98,900	J Trust Co. Ltd.	260,550
371,200	JAC Recruitment Co. Ltd.	2,447,208
43,500	JAFCO Group Co. Ltd.	679,979
580,900	Japan Airlines Co. Ltd.	10,471,353
21,600	Japan Airport Terminal Co. Ltd.	672,206
477,817	Japan Aviation Electronics Industry Ltd.	7,152,838
1,386	Japan Excellent, Inc. REIT	1,322,955
608	Japan Infrastructure Fund Investment Corp. - Units	210,676
181,600	Japan Lifeline Co. Ltd.	1,725,147
1,075	Japan Logistics Fund, Inc. REIT	696,856
17,300	Japan Material Co. Ltd.	217,106
18,000	Japan Medical Dynamic Marketing, Inc.	55,713
1,919	Japan Metropolitan Fund Invest REIT	1,483,050
43,200	Japan Post Insurance Co. Ltd.	1,119,034
685	Japan Real Estate Investment Corp. REIT	564,944
83,400	Japan System Techniques Co. Ltd.	1,158,649
161,664	JBCC Holdings, Inc.	1,358,477
139,600	Jeol Ltd.	4,712,213
113,580	JFE Holdings, Inc.	1,303,395
399,800	JGC Holdings Corp.	4,053,517
11,900	JINS Holdings, Inc.	600,753
3,200	JK Holdings Co. Ltd.	26,184
7,191	JSB Co. Ltd.	170,081
95,500	JTEKT Corp.	960,205
28,200	Juroku Financial Group, Inc.	1,028,382
79,920	Justsystems Corp.	2,585,174
161,300	JVCKenwood Corp.	1,296,282
807,600	JX Advanced Metals Corp.	10,763,808
288,900	Kaga Electronics Co. Ltd.	6,701,820
33,780	Kajima Corp.	1,090,710
356,600	Kakaku.com, Inc.	6,360,998
23,800	Kamakura Shinsho Ltd.	89,418
12,600	Kamei Corp.	238,575
146,200	Kamigumi Co. Ltd.	4,389,510
3,216	Kanaden Corp.	43,719
100,600	Kanadevia Corp.	747,434
217,900	Kanamoto Co. Ltd.	5,083,061
72,800	Kaneka Corp.	2,011,436
22,700	Kanematsu Corp.	460,010
19,300	Katitas Co. Ltd.	314,215
42,600	Kawasaki Kisen Kaisha Ltd.	611,731
1,646	KDX Realty Investment Corp. REIT	1,819,988
28,400	Keihan Holdings Co. Ltd.	575,150
Shares		Value
JAPAN (continued)
11,800	Kenko Mayonnaise Co. Ltd.	$139,355
62,840	Kewpie Corp.	1,741,954
64,000	Kikkoman Corp.	509,143
18,800	Kimura Unity Co. Ltd.	102,594
35,640	Kinden Corp.	1,428,745
57,200	Kissei Pharmaceutical Co. Ltd.	1,493,933
2,062	Kitagawa Corp.	21,622
1,800	Kita-Nippon Bank Ltd. (The)	44,092
78,950	Kitz Corp.	886,785
45,500	KNT-CT Holdings Co. Ltd.(a)	441,094
10,560	Kobayashi Pharmaceutical Co. Ltd.	351,178
225,660	Kobe Steel Ltd.	2,659,862
89,460	Koei Tecmo Holdings Co. Ltd.	1,207,719
290,700	Koito Manufacturing Co. Ltd.	4,345,127
78,800	Kokusai Electric Corp.	2,900,225
26,600	Kokuyo Co. Ltd.	152,755
344,819	Komatsu Ltd.	11,558,854
12,300	Komeri Co. Ltd.	256,200
100,700	Komori Corp.	948,126
11,110	Konami Group Corp.	1,855,632
888,800	Konica Minolta, Inc.	3,058,981
3,700	Konishi Co. Ltd.	29,675
40,740	K’s Holdings Corp.	404,069
216,900	Kuraray Co. Ltd.	2,353,937
20,360	Kurita Water Industries Ltd.	773,920
8,200	Kuriyama Holdings Corp.	88,380
95,300	Kyoto Financial Group, Inc.	1,931,849
62,260	Kyowa Kirin Co. Ltd.	962,321
46,000	Kyushu Financial Group, Inc.	263,774
25,400	Kyushu Railway Co.	643,941
40,400	Life Corp.	634,142
203,400	LIFULL Co. Ltd.	253,409
28,000	Lintec Corp.	713,127
266,200	Lion Corp.	2,624,690
10,700	LITALICO, Inc.	85,678
238,000	Lixil Corp.	2,640,841
869	Look Holdings, Inc.	14,909
50,600	M&A Capital Partners Co. Ltd.	970,236
56,240	Mabuchi Motor Co. Ltd.	995,175
293,019	Makita Corp.	8,890,772
13,700	Mani, Inc.	131,124
13,000	Marui Group Co. Ltd.	249,354
6,000	Maruwn Corp.	24,839
210,700	Marvelous, Inc.	773,838
77,500	Max Co. Ltd.	2,811,141
36,200	Maxell Ltd.	525,935
2,969,194	Mazda Motor Corp.	20,653,922
80,000	McDonald’s Holdings Co. Japan Ltd.	3,130,232
399,900	Mebuki Financial Group, Inc.	2,496,034
10,300	Media Do Co. Ltd.	121,640
148,000	Medipal Holdings Corp.	2,410,486
83,400	Meidensha Corp.	3,317,384
347,080	MEITEC Group Holdings, Inc.	7,119,070

20

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2025

Shares		Value
JAPAN (continued)
66,400	Menicon Co. Ltd.	$517,895
38,080	Milbon Co. Ltd.	572,275
151,980	Mirait one Corp.	2,950,154
308,500	MISUMI Group, Inc.	4,828,382
62,906	Mito Securities Co. Ltd.	209,401
121,000	Mitsubishi Chemical Group Corp.	632,912
42,900	Mitsubishi Estate Co. Ltd.	908,608
284,700	Mitsubishi Logistics Corp.	2,067,220
24,800	Mitsubishi Research Institute, Inc.	785,309
78,600	Mitsui Chemicals, Inc.	1,860,062
21,200	Mitsui E&S Holdings Co. Ltd.	867,479
1,185	Mitsui Fudosan Accommodations Fund, Inc. REIT	998,073
36,960	Mitsui Kinzoku Co. Ltd.	3,779,700
134,709	Mitsui OSK Lines Ltd.	4,006,043
164,380	Miura Co. Ltd.	3,190,856
145,400	Mixi, Inc.	2,938,946
272,611	Mizuno Corp.	4,928,261
1,272	Mochida Pharmaceutical Co. Ltd.	24,332
35,500	MonotaRO Co. Ltd.	495,839
58,600	Morinaga & Co. Ltd.	1,009,748
14,300	Moriroku Co. Ltd.	217,780
5,400	m-up Holdings, Inc.	67,697
5,100	Musashino Bank Ltd. (The)	137,337
93,000	Nabtesco Corp.	2,336,617
100,700	Nagase & Co. Ltd.	2,202,710
34,560	Nakanishi, Inc.	458,154
3,400	Nanyo Corp.	29,630
107,795	NEC Corp.	3,929,611
3,000	NEOJAPAN, Inc.	35,527
271,700	NGK Insulators Ltd.	4,594,447
97,200	NH Foods Ltd.	3,582,480
56,900	NHK Spring Co. Ltd.	1,070,359
12,700	Nifco, Inc.	369,191
20,300	Nihon Falcom Corp.	195,083
255,800	Nihon Kohden Corp.	2,959,519
445,100	Nihon M&A Center Holdings, Inc.	2,098,564
251,500	Nikon Corp.	2,940,776
1,890	Nippon Building Fund, Inc. REIT	1,743,936
7,800	Nippon Carbide Industries Co., Inc.	107,553
291,600	Nippon Express Holdings, Inc.	6,200,592
716,156	Nippon Kayaku Co. Ltd.	6,550,009
70,200	Nippon Light Metal Holdings Co. Ltd.	1,024,917
14,217	Nippon Prologis REIT, Inc.	8,265,805
490	NIPPON REIT Investment Corp.	309,370
14,400	Nippon Seiki Co. Ltd.	167,164
132,400	Nippon Shinyaku Co. Ltd.	2,767,247
6,200	Nippon Television Holdings, Inc.	150,585
31,760	Nippon Yusen KK	1,098,647
115,360	Nipro Corp.	1,126,203
19,900	Nishio Holdings Co. Ltd.	566,874
62,900	Nissan Chemical Corp.	2,129,319
Shares		Value
JAPAN (continued)
311,200	Nisshin Seifun Group, Inc.	$3,516,675
326,000	Nisshinbo Holdings, Inc.	2,578,639
50,530	Nisso Holdings Co. Ltd.	211,156
5,800	Nitta Corp.	152,235
51,600	Nitto Denko Corp.	1,290,419
129,500	Nitto Kogyo Corp.	3,104,941
15,628	Nitto Seiko Co. Ltd.	69,870
52,700	Nittoc Construction Co. Ltd.	418,905
82,620	NOF Corp.	1,472,696
174,140	Nomura Holdings, Inc.	1,245,229
675	Nomura Real Estate Master Fund, Inc. REIT	720,070
26,100	Nomura Research Institute Ltd.	1,021,238
70,400	Noritz Corp.	915,004
100,500	NS Solutions Corp.	2,536,792
32,500	NS Tool Co. Ltd.	161,540
272,442	NSD Co. Ltd.	5,826,804
325,600	NSK Ltd.	1,646,698
2,061	NSW, Inc.	33,233
726	NTT UD REIT Investment Corp.	642,570
75,400	OBIC Business Consultants Co. Ltd.	4,321,152
21,300	Obic Co. Ltd.	661,625
27,100	Ogaki Kyoritsu Bank Ltd. (The)	648,881
7,100	Oita Bank Ltd. (The)	234,501
150,400	Oji Holdings Corp.	759,661
40,300	Okabe Co. Ltd.	239,797
156,700	Okamura Corp.	2,295,948
65,900	Oki Electric Industry Co. Ltd.	789,808
58,300	OKUMA Corp.	1,303,248
46,500	Olympus Corp.	573,141
78,900	Omron Corp.	2,206,599
518,400	Ono Pharmaceutical Co. Ltd.	6,312,229
5,300	OpenWork, Inc.(a)	34,941
31,100	Optim Corp.(a)	113,010
14,340	Oracle Corp. Japan	1,324,107
3,600	Oricon, Inc.	19,389
1,598	Orix JREIT, Inc.	1,081,509
39,700	Osaki Electric Co. Ltd.	322,268
106,640	OSG Corp.	1,548,290
340,200	PAL GROUP Holdings Co. Ltd.	4,375,293
40,600	PALTAC Corp.	1,198,162
210,700	Pan Pacific International Holdings Corp.	1,254,821
6,200	PAPYLESS Co. Ltd.	37,616
10,300	Paris Miki Holdings, Inc.	22,724
2,768,700	Persol Holdings Co. Ltd.	4,597,433
43,100	Pilot Corp.	1,303,264
59,800	Pole To Win Holdings, Inc.	128,439
2,500	Poppins Corp.	23,555
2,900	PR Times, Corp.	55,983
164,728	Prestige International, Inc.	708,680
40,700	Pronexus, Inc.	288,922
1,400	QB Net Holdings Co. Ltd.	12,328

21

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2025

Shares		Value
JAPAN (continued)
22,200	Raito Kogyo Co. Ltd.	$464,571
5,200	Raksul, Inc.	35,699
302,600	Rakus Co. Ltd.	2,448,525
202,300	Relo Group, Inc.	2,176,455
482,500	Resorttrust, Inc.	5,688,810
428,300	Ricoh Co. Ltd.	3,679,639
95,800	Riken Technos Corp.	869,666
46,500	Riken Vitamin Co. Ltd.	844,248
493,038	Rinnai Corp.	11,194,212
9,800	Rion Co. Ltd.	159,105
17,800	Riso Kyoiku Group Corp.	22,754
163,200	Rohm Co. Ltd.	2,623,103
188,600	Rohto Pharmaceutical Co. Ltd.	2,923,661
32,200	Round One Corp.	231,925
52,600	Ryohin Keikaku Co. Ltd.	1,081,626
33,400	Sac’s Bar Holdings, Inc.	169,915
100	Saison Technology Co. Ltd.	1,207
6,000	Sakai Heavy Industries Ltd.	80,008
80,846	Sakata Seed Corp.	2,072,167
16,000	San-A Co. Ltd.	278,450
84,500	Sangetsu Corp.	1,653,154
16,500	Sanko Metal Industrial Co. Ltd.	145,503
462,834	Sankyo Co. Ltd.	8,038,253
54,340	Sankyu, Inc.	2,774,651
239,500	Sansan, Inc.(a)	2,833,097
56,500	Sansha Electric Manufacturing Co. Ltd.	331,792
1,843,707	Santen Pharmaceutical Co. Ltd.	18,053,039
331,140	Sanwa Holdings Corp.	9,046,132
113,800	Sato Corp.	1,617,170
26,400	Sawai Group Holdings Co. Ltd.	315,118
116,827	SCREEN Holdings Co. Ltd.	11,132,337
21,000	Scroll Corp.	149,484
18,000	Secom Co. Ltd.	608,877
61,700	Sega Sammy Holdings, Inc.	1,143,037
27,000	Seibu Holdings, Inc.	949,757
125,200	Seikagaku Corp.	533,751
369,400	Seiko Epson Corp.	4,689,709
39,500	Seiko Group Corp.	1,822,367
28,200	Sekisui House Ltd.	605,867
4,103	Sekisui House Reit, Inc.	2,111,271
32,000	Sekisui Kasei Co. Ltd.(a)	73,506
1,000	SEMITEC Corp.	15,392
19,200	SERAKU Co. Ltd.	185,384
26,200	Seria Co. Ltd.	499,145
7,000	Serverworks Co. Ltd.(a)	83,985
100,040	SG Holdings Co. Ltd.	919,516
89,400	Sharp Corp.(a)	497,440
33,500	Shibaura Machine Co. Ltd.	932,548
21,300	Shibaura Mechatronics Corp.	2,525,151
326,100	SHIFT, Inc.(a)	2,255,678
26,200	Shikoku Bank Ltd. (The)	247,362
77,900	Shikoku Electric Power Co., Inc.	696,556
Shares		Value
JAPAN (continued)
89,700	Shimamura Co. Ltd.	$5,788,505
7,600	Shimizu Corp.	102,256
47,300	Shindengen Electric Manufacturing Co. Ltd.	1,077,302
15,500	Shin-Etsu Polymer Co. Ltd.	194,416
28,600	Shinnihonseiyaku Co. Ltd.	401,042
41,000	Shionogi & Co. Ltd.	686,393
469,037	Ship Healthcare Holdings, Inc.	7,010,750
543,000	Shizuoka Financial Group, Inc.	7,311,174
11,600	SHO-BOND Holdings Co. Ltd.	368,526
73,940	Shoei Co. Ltd.	786,371
3,400	Sigma Koki Co. Ltd.	33,093
222,500	SKY Perfect JSAT Holdings, Inc.	2,188,761
2,900	SMK Corp.	42,697
382,920	SMS Co. Ltd.	3,307,161
598,800	Socionext, Inc.	13,564,407
122,900	Sodick Co. Ltd.	779,140
12,200	Softcreate Holdings Corp.	168,857
103,713	Soliton Systems KK	1,155,507
236,500	Square Enix Holdings Co. Ltd.	4,582,370
109,500	Star Micronics Co. Ltd.	1,182,324
124,600	Starts Corp., Inc.	3,868,737
3,509	Step Co. Ltd.	55,261
483,057	Subaru Corp.	10,290,547
143,040	Sugi Holdings Co. Ltd.	3,088,944
53,500	Sumitomo Bakelite Co. Ltd.	1,785,069
3,204,000	Sumitomo Chemical Co. Ltd.	9,430,500
21,500	Sumitomo Densetsu Co. Ltd.	1,354,649
61,400	Sumitomo Electric Industries Ltd.	2,251,054
155,200	Sumitomo Heavy Industries Ltd.	4,160,218
350,329	Sumitomo Mitsui Trust Group, Inc.	9,618,078
654,000	Sumitomo Pharma Co. Ltd.(a)	7,148,550
17,700	Sumitomo Realty & Development Co. Ltd.	755,848
55,600	Sumitomo Warehouse Co. Ltd. (The)	1,172,539
262,900	Sun Frontier Fudousan Co. Ltd.	3,894,625
8,900	Sun*, Inc.(a)	25,006
133,700	Sundrug Co. Ltd.	3,609,058
425,433	Suzuken Co. Ltd.	16,163,197
699,700	Systena Corp.	2,410,880
73,500	Tadano Ltd.	512,225
24,800	Taiheiyo Cement Corp.	674,433
14,300	Takaoka Toko Co. Ltd.	319,201
21,500	Takara & Co. Ltd.	567,809
126,560	Takara Holdings, Inc.	1,288,102
95,700	Takara Standard Co. Ltd.	1,547,495
29,100	Takasago International Corp.	284,939
51,740	Takeuchi Manufacturing Co. Ltd.	2,138,627
932,000	Tamron Co. Ltd.	6,634,248
15,400	Tazmo Co. Ltd.	238,530
164,200	TDK Corp.	2,848,009
105,880	TechMatrix Corp.	1,501,186
131,200	Teijin Ltd.	1,148,883

22

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2025

Shares		Value
JAPAN (continued)
16,900	Temairazu, Inc.	$353,111
20,500	THK Co. Ltd.	547,784
74,048	TIS, Inc.	2,553,794
11,500	Toa Corp.	94,397
153,600	Tobu Railway Co. Ltd.	2,475,281
12,265	Tochigi Bank Ltd. (The)	43,772
50,200	Toho Gas Co. Ltd.	1,498,085
90,500	Toho Holdings Co. Ltd.	2,904,503
289,800	Tohoku Electric Power Co., Inc.	1,985,782
24,000	Tokai Corp.	332,957
430,191	Tokai Rika Co. Ltd.	7,754,660
336,659	Tokuyama Corp.	8,377,699
431,537	Tokyo Gas Co. Ltd.	15,126,617
5,800	Tokyo Kiraboshi Financial Group, Inc.	276,244
880	Tokyo Ohka Kogyo Co. Ltd.	32,280
83,800	Tokyo Seimitsu Co. Ltd.	5,796,561
64,446	Tokyo Tatemono Co. Ltd.	1,203,318
179,860	Tokyotokeiba Co. Ltd.	6,453,999
53,600	Tokyu Corp.	596,831
257,286	Tokyu Fudosan Holdings Corp.	2,068,505
1,196	Tokyu REIT, Inc.	1,535,065
73,900	Toli Corp.	299,225
104,085	TOMONY Holdings, Inc.	461,294
25,590	Tomy Co. Ltd.	527,376
88,100	Tosei Corp.	1,875,076
99,655	Toshiba TEC Corp.	2,017,543
19,300	Tosho Co. Ltd.	98,811
198,900	TOTO Ltd.	5,063,167
25,800	Towa Bank Ltd. (The)	155,527
126,900	Towa Pharmaceutical Co. Ltd.	2,333,623
6,600	Toyo Denki Seizo KK	88,523
103,220	Toyo Seikan Group Holdings Ltd.	2,318,113
8,880	Toyo Suisan Kaisha Ltd.	645,069
95,340	Toyo Tire Corp.	2,613,792
9,900	Toyoda Gosei Co. Ltd.	229,786
27,000	Toyota Boshoku Corp.	411,544
114,900	Transcosmos, Inc.	2,721,335
9,283	Trend Micro, Inc.	474,842
2,900	Trinity Industrial Corp.	22,148
21,600	TS Tech Co. Ltd.	256,632
356,100	Tsubakimoto Chain Co.	4,995,706
95,720	Tsugami Corp.	1,700,612
5,700	Tsukada Global Holdings, Inc.	23,302
1,300	Tsumura & Co.	30,157
51,000	Tsuruha Holdings, Inc.	885,906
1,500	TV Asahi Holdings Corp.	30,514
157,600	UACJ Corp.	2,040,179
31,600	Ubicom Holdings, Inc.	235,396
9,100	Uchida Yoko Co. Ltd.	614,697
179,500	Ulvac, Inc.	8,181,221
5,400	Univance Corp.	26,525
3,200	Ushio, Inc.	53,167
1,094,727	USS Co. Ltd.	12,090,230
Shares		Value
JAPAN (continued)
11,000	Valor Holdings Co. Ltd.	$201,570
68,100	ValueCommerce Co. Ltd.	297,835
84,100	Vector, Inc.	633,574
65,800	Visional, Inc.(a)	4,577,094
56,200	Vital KSK Holdings, Inc.	453,655
467,040	Wacom Co. Ltd.	2,539,611
3,100	Wadakohsan Corp.	33,130
27,800	WDB Holdings Co. Ltd.	291,331
30,700	West Japan Railway Co.	629,698
53,920	Workman Co. Ltd.	2,029,304
91,900	Xebio Holdings Co. Ltd.	650,593
30,400	Yakult Honsha Co. Ltd.	454,392
135,700	YAMABIKO Corp.	2,274,435
56,500	Yamaguchi Financial Group, Inc.	648,003
542,400	Yamaha Corp.	3,431,223
19,900	Yamato Holdings Co. Ltd.	290,797
12,000	Yamato Kogyo Co. Ltd.	757,796
77,900	Yamazaki Baking Co. Ltd.	1,526,559
151,400	Yaskawa Electric Corp.	4,170,352
87,500	Yodoko Ltd.	738,677
30,300	Yokogawa Electric Corp.	908,941
72,240	Yokohama Financial Group, Inc.	525,476
27,046	Yokohama Rubber Co. Ltd. (The)	969,802
3,000	Yokowo Co. Ltd.	38,524
30,900	Yonex Co. Ltd.	796,009
20,100	Yushin Co.	84,125
75,600	Zacros Corp.	517,539
201,880	Zenkoku Hosho Co. Ltd.	4,151,306
57,400	Zenrin Co. Ltd.	383,635
271,460	Zeon Corp.	2,789,286
25,400	ZERIA Pharmaceutical Co. Ltd.	329,800
216,500	ZIGExN Co. Ltd.	716,469
109,080	ZOZO, Inc.	943,859
13,100	Zuken, Inc.	405,470
		1,081,660,930
LUXEMBOURG — 0.0%
13,140	Befesa SA(b)(c)	434,685
31,200	RTL Group SA	1,202,952
64,500	Tenaris SA	1,285,069
		2,922,706
MALAYSIA — 0.0%
21,673,800	Top Glove Corp. Bhd(a)	3,260,385
MEXICO — 0.1%
250,861	Industrias Penoles SAB de CV(a)	10,598,180
NETHERLANDS — 1.2%
440,118	ABN AMRO Bank NV(b)(c)	13,144,195
44,257	AMG Critical Materials NV	1,470,190
22,291	ASM International NV	14,439,871
141,040	ASR Nederland NV	9,412,789
56,007	Corbion NV	1,140,067
28,784	Eurocommercial Properties NV REIT	859,307

23

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2025

Shares		Value
NETHERLANDS (continued)
9,010	Euronext NV(b)(c)	$1,287,787
34,361	ForFarmers NV	166,148
302,026	Koninklijke Ahold Delhaize NV	12,362,106
463,732	Koninklijke BAM Groep NV	4,305,564
210,823	Koninklijke Heijmans NV	14,944,816
213,700	Koninklijke KPN NV	989,719
29,320	Koninklijke Vopak NV	1,327,495
147,212	NN Group NV	10,075,831
26,529	NSI NV REIT	625,333
1,712,509	Pharming Group NV(a)	2,240,403
43,183	QIAGEN NV	2,028,840
6,135	QIAGEN NV	287,425
27,398	Randstad NV	1,073,415
56,220	Signify NV(b)(c)	1,346,585
166,287	TomTom NV(a)	1,001,479
80,629	Van Lanschot Kempen NV	4,711,907
214,984	Wereldhave NV REIT	4,564,500
		103,805,772
NEW ZEALAND — 0.2%
2,289,114	a2 Milk Co. Ltd. (The)	14,273,722
164,506	Argosy Property Ltd.	120,968
15,161	Eroad Ltd.(a)	16,918
10,427	Freightways Group Ltd.	87,832
43,863	Genesis Energy Ltd.	63,003
80,150	Kiwi Property Group Ltd.	49,535
50,513	Mercury NZ Ltd.	187,311
29,980	Oceania Healthcare Ltd.(a)	13,553
41,746	Property for Industry Ltd.	60,678
39,148	SKY Network Television Ltd.	80,425
801,689	Spark New Zealand Ltd.	1,123,978
39,355	Stride Property Group	33,106
10,232	Summerset Group Holdings Ltd.	67,921
70,588	TOWER Ltd.	74,729
		16,253,679
NORWAY — 0.9%
240,847	ABG Sundal Collier Holding ASA	167,155
37,623	AF Gruppen ASA	632,916
550,526	Aker BP ASA	14,288,648
1,433,201	Aker Solutions ASA	3,947,608
20,826	Atea ASA	317,450
3,455	Bonheur ASA	75,211
35,354	BW Offshore Ltd.	129,141
2,516,973	DNO ASA	3,451,465
43,500	Elmera Group ASA(b)(c)	140,001
168,826	Gjensidige Forsikring ASA	4,543,472
38,253	Kitron ASA	285,125
22,195	Kongsberg Gruppen ASA	567,625
1,028,795	Leroy Seafood Group ASA	4,840,671
554,293	Mowi ASA	12,181,121
587,079	MPC Container Ships ASA	1,026,160
404,645	Norconsult Norge AS	1,871,572
370,056	Nordic Semiconductor ASA(a)	5,370,411
Shares		Value
NORWAY (continued)
3,128,977	Norwegian Air Shuttle ASA	$4,860,622
140,945	Odfjell Drilling Ltd.	1,134,044
27,157	OKEA ASA(a)	48,956
191,433	Orkla ASA	1,940,930
211,514	Petronor E&P ASA	216,332
120,052	Pexip Holding ASA	738,380
4,366	Protector Forsikring ASA	196,765
293,758	SATS ASA	1,052,735
40,264	Sea1 Offshore, Inc.	79,699
23,141	Sentia AS(a)	144,728
20,218	Solstad Offshore ASA(a)	86,826
13,386	Sparebank 1 Oestlandet	234,649
76,344	SpareBank 1 SMN	1,403,839
43,300	SpareBank 1 Sor-Norge ASA	744,661
92	Sparebanken More	908
19,660	Sparebanken Norge	342,571
274,314	Storebrand ASA	4,254,484
25,920	TGS ASA	224,162
67,324	Veidekke ASA	1,042,170
49,440	Vend Marketplaces ASA - Class B	1,703,439
992,074	Wallenius Wilhelmsen ASA	7,761,864
13,592	Wilh Wilhelmsen Holding ASA - Class A	684,347
		82,732,863
POLAND — 0.4%
1,064,885	Allegro.eu SA(a)(b)(c)	9,948,154
250,143	KGHM Polska Miedz SA(a)	13,130,306
3,276,809	Orange Polska SA	7,983,950
		31,062,410
PORTUGAL — 0.2%
1,330,015	Banco Comercial Portugues SA - Class R	1,173,084
37,823	CTT-Correios de Portugal SA	329,155
3,621	Ibersol SGPS SA	42,155
52,367	Jeronimo Martins SGPS SA	1,348,461
679,178	Mota-Engil SGPS SA	4,697,127
333,785	NOS SGPS SA	1,446,612
218,800	REN - Redes Energeticas Nacionais SGPS SA	823,432
5,970,051	Sonae SGPS SA	9,730,270
		19,590,296
PUERTO RICO — 0.0%
2,860	Popular, Inc.	318,804
RUSSIA — 0.0%
3,531,360	Alrosa PJSC(d)(e)	0
1,189,126,065	Federal Grid Co. - Rosseti PJSC(a)(d)(e)	0
4,480,742	Gazprom PJSC(a)(d)(e)	0
1,073,095	Gazprom PJSC - ADR(d)(e)	0
112,793	Magnit PJSC(a)(d)(e)	0
532,967	Mobile TeleSystems PJSC(a)(d)(e)	0

24

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2025

Shares		Value
RUSSIA (continued)
217,810,135	ROSSETI PJSC(a)(d)(e)	$0
1,641,600	Rostelecom PJSC(a)(d)(e)	0
461,432,194	RusHydro PJSC(a)(d)(e)	0
13,369,855	Surgutneftegas PAO(a)(d)(e)	0
243,969	VK IPJSC(a)(d)(e)	0
		0
SINGAPORE — 0.8%
1,731,100	AIMS APAC REIT	1,835,370
732,319	ASMPT Ltd.	7,727,916
37,100	Bukit Sembawang Estates Ltd.	119,429
332,900	CapitaLand Ascendas REIT	721,249
1,047,702	CapitaLand Integrated Commercial Trust REIT	1,907,694
331,600	Capitaland Investment Ltd.	672,575
789,200	Centurion Corp. Ltd.	860,990
14,062	China Yuchai International Ltd.	521,419
587,116	ComfortDelGro Corp. Ltd.	658,566
1,273,800	First Resources Ltd.	1,918,138
891,800	Frasers Centrepoint Trust REIT	1,603,267
1,271,093	Frasers Logistics & Commercial Trust REIT(b)	932,617
1,174,325	Genting Singapore Ltd.	658,618
1,293,258	Hafnia Ltd.	8,084,418
43,400	Ho Bee Land Ltd.	75,023
164,900	Hong Leong Asia Ltd.	305,323
4,996	iFAST Corp. Ltd.	37,194
491,545	IGG, Inc.	246,704
231,000	InnoTek Ltd.	124,232
412,400	Keppel DC REIT	757,249
6,145,100	Keppel Pacific Oak US REIT(a)(b)	1,413,373
957,000	Keppel REIT	772,011
91,600	Kimly Ltd.	27,798
1,059,400	Mapletree Logistics Trust REIT	1,090,655
2,670,200	Mapletree Pan Asia Commercial Trust REIT	2,954,124
44,300	OUE Ltd.	43,565
893,200	OUE Real Estate Investment Trust REIT	236,750
274,700	Propnex Ltd.(b)	472,747
3,508,100	Raffles Medical Group Ltd.	2,668,269
304,400	RHT Health Trust(d)(e)	4,443
44,276	Samudera Shipping Line Ltd.	32,996
742,000	Sasseur Real Estate Investment Trust REIT(b)	393,347
24,100	SBS TRANSIT Ltd.	59,065
2,240,139	Sheng Siong Group Ltd.	3,992,872
485,200	SIA Engineering Co. Ltd.	1,315,885
203,100	Singapore Airlines Ltd.	1,034,537
214,000	Singapore Exchange Ltd.	2,783,513
3,494,100	Starhill Global REIT	1,556,990
62,000	Stoneweg Europe Stapled Trust	108,626
Shares		Value
SINGAPORE (continued)
321,900	Suntec Real Estate Investment Trust REIT	$331,397
2,548,720	UOL Group Ltd.	15,567,243
262,600	Wilmar International Ltd.	631,483
8,347,600	Yangzijiang Financial Holding Ltd.	6,798,138
		74,057,818
SOUTH AFRICA — 1.0%
544,874	African Rainbow Minerals Ltd.	5,421,241
279,576	E Media Holdings Ltd.	31,606
1,442,651	Impala Platinum Holdings Ltd.	15,510,319
162,442	Investec Plc	1,222,782
1,050,328	MTN Group Ltd.	10,476,321
666,221	Remgro Ltd.	6,615,138
8,743,609	Sibanye Stillwater Ltd.(a)	23,365,041
730,227	SPAR Group Ltd. (The)(a)	4,599,746
232,848	Valterra Platinum Ltd.	14,424,153
1,027,169	Vodacom Group Ltd.	8,296,741
		89,963,088
SOUTH KOREA — 2.6%
59,060	Green Cross Corp.	5,376,439
423,009	GS Engineering & Construction Corp.	5,549,070
181,535	Hankook Tire & Technology Co. Ltd.	5,905,701
674,206	HD Hyundai Infracore Co. Ltd.	7,211,721
69,813	HD Korea Shipbuilding & Offshore Engineering Co. Ltd.	23,226,083
146,412	Hyundai Department Store Co. Ltd.	8,303,274
60,545	Hyundai Glovis Co. Ltd.	8,023,089
241,966	Kakao Corp.	11,055,965
71,727	LG Electronics, Inc.	4,410,097
51,736	NCSoft Corp.	8,006,870
20,191	OCI Co. Ltd.	837,542
80,590	OCI Holdings Co. Ltd.	6,459,644
29,520	POSCO Holdings, Inc.	6,433,381
458,328	Samsung E&A Co. Ltd.	8,347,859
314,227	Samsung Electronics Co. Ltd.	23,709,003
1,001,567	Samsung Heavy Industries Co. Ltd.(a)	20,772,981
94,093	Samsung Life Insurance Co. Ltd.	10,190,244
50,299	Samsung SDS Co. Ltd.	6,460,584
198,884	Samsung Securities Co. Ltd.	10,790,478
834,883	SK Networks Co. Ltd.	2,660,375
238,444	SK Square Co. Ltd.(a)	43,513,206
		227,243,606
SPAIN — 1.8%
422,857	Acerinox SA	5,449,201
18,304	ACS Actividades de Construccion y Servicios SA	1,502,165
274,064	ATALAYA MINING COPPER SA	2,462,659
3,309,819	Banco de Sabadell SA	12,372,249
1,298,803	Banco Santander SA	13,213,098
49,500	Bankinter SA	745,724
47,688	CIE Automotive SA	1,599,556

25

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2025

Shares		Value
SPAIN (continued)
1,232,164	Colonial SFL Socimi SA REIT	$7,790,092
32,703	Construcciones y Auxiliar de Ferrocarriles SA	2,065,692
5,075	Distribuidora Internacional de Alimentacion SA(a)	167,301
387,833	Faes Farma SA	1,993,779
45,760	Fluidra SA	1,324,961
1,979,117	Gestamp Automocion SA(b)(c)	7,660,368
2,931	Grupo Empresarial San Jose SA	23,717
220,009	Indra Sistemas SA	12,162,338
454,381	Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	602,304
238,629	Logista Integral SA	7,954,611
4,778,009	Mapfre SA	21,104,250
344,052	Melia Hotels International SA	2,847,384
913,496	Merlin Properties Socimi SA REIT	14,225,235
171	Metrovacesa SA(b)(c)	2,296
24,368	Pharma Mar SA	2,058,834
786,841	Repsol SA	14,397,867
75,161	Tecnicas Reunidas SA(a)	2,687,397
2,131,746	Telefonica SA	10,779,548
3,452,112	Unicaja Banco SA(b)(c)	9,311,040
14,386	Vidrala SA	1,369,628
9,450	Viscofan SA	587,108
		158,460,402
SWEDEN — 1.8%
20,800	AcadeMedia AB(b)(c)	229,889
66,164	Alfa Laval AB	3,161,860
29,318	Alimak Group AB(b)(c)	433,895
329,549	Alleima AB	2,854,860
97,616	AQ Group AB	2,015,974
449,201	Arjo AB - Class B	1,427,949
46,392	Attendo AB(b)(c)	394,077
329,838	Avanza Bank Holding AB	12,755,715
40,290	Axfood AB	1,098,404
78,967	Bahnhof AB - Class B	491,245
20,082	Beijer Alma AB	615,127
3,592	Berner Industrier AB	30,248
399,456	Betsson AB - Class B	6,252,373
21,368	BHG Group AB(a)	64,822
453,928	Billerud Aktiebolag	4,202,307
114,566	BioGaia AB - Class B	1,211,956
316,177	Boliden AB(a)	14,277,512
34,370	Bonava AB - Class B(a)	40,085
245,707	Bravida Holding AB(b)(c)	2,084,575
54,051	Byggmax Group AB	275,368
18,426	Camurus AB(a)	1,211,235
24,466	Cellavision AB	463,554
3,026	Cheffelo AB	27,010
37,579	Clas Ohlson AB - Class B	1,372,586
542,978	Cloetta AB - Class B	2,023,254
101,746	Dynavox Group AB(a)	1,050,634
Shares		Value
SWEDEN (continued)
180	Elanders AB - Class B	$1,196
65,878	Electrolux Professional AB - Class B	459,054
65,100	Elekta AB - Class B	331,248
18,368	Enad Global 7 AB(a)	32,868
112,927	Fagerhult Group AB	549,167
21,244	Fasadgruppen Group AB	66,861
282,045	Getinge AB - Class B	6,629,367
55,066	Hacksaw AB(a)	439,879
14,400	Hanza AB	198,866
88,183	Hexpol AB	803,372
2,149	HMS Networks AB(a)	119,662
49,079	Hoist Finance AB(b)(c)	512,733
6,294	Humana AB	31,999
906,557	Husqvarna AB - Class B	4,322,732
373,963	Instalco AB(b)	954,171
32,000	Inwido AB	484,703
77	Kopparbergs Bryggeri AB - Class B	892
79,020	Lagercrantz Group AB - Class B	1,941,346
6,648	Lime Technologies AB	250,168
238,683	Loomis AB	9,647,564
9,619	Medcap AB(a)	615,600
15,400	MIPS AB(b)	553,413
11,703	Modern Times Group MTG AB - Class B(a)	157,678
278,195	Mycronic AB	6,563,765
170,483	NCC AB - Class B	3,904,855
79	Nederman Holding AB	1,339
7,170	Nelly Group AB	70,943
60,751	Net Insight AB - Class B(a)	24,396
206,726	Nolato AB - Class B	1,366,532
32,605	Nordnet AB	943,804
52,643	Norion Bank AB(a)	392,873
7,469	NOTE AB	148,590
14,055	Orexo AB(a)	41,128
110,721	Paradox Interactive AB	1,929,991
1,310,569	Peab AB - Class B	10,629,125
11,031	Platzer Fastigheter Holding AB - Class B	84,878
52,637	Proact IT Group AB	572,897
254	QleanAir AB(a)	610
84,032	Ratos AB - Class B	340,896
26,019	Rvrc Holding AB	178,157
3,678	Scandi Standard AB	38,173
96,630	Scandic Hotels Group AB(b)(c)	940,846
153,828	Sectra AB - Class B	4,886,744
44,000	Securitas AB - Class B	649,330
40,218	Sinch AB(a)(b)(c)	146,347
437,923	SKF AB - Class B	11,293,507
1,899,916	SSAB AB - Class A	12,067,149
702,421	SSAB AB - Class B	4,369,683
482,064	Stillfront Group AB(a)	327,287
133,747	Storytel AB	1,252,965
60,356	Synsam AB	383,092

26

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2025

Shares		Value
SWEDEN (continued)
43,169	Systemair AB	$354,885
50,200	Tele2 AB - Class B	794,989
38,799	Trelleborg AB - Class B	1,623,389
429,115	Truecaller AB - Class B	1,281,891
1,270,750	Volvo Car AB - Class B(a)	4,410,055
52,521	Wihlborgs Fastigheter AB	510,270
		161,696,434
SWITZERLAND — 2.1%
9,653	AC Immune SA(a)	32,627
167,647	Accelleron Industries AG	13,707,577
19,358	Allreal Holding AG	4,623,309
406	APG SGA SA	106,955
132,687	Ascom Holding AG	590,270
3,527	Autoneum Holding AG	701,236
228,690	Avolta AG	11,997,877
27,526	Basilea Pharmaceutica Ag Allschwil(a)	1,590,505
1,000	Belimo Holding AG	1,076,111
3,795	BKW AG	848,363
21,346	Bucher Industries AG	9,456,165
7,052	Burckhardt Compression Holding AG	4,872,211
2,864	Burkhalter Holding AG	508,207
52	Cham Swiss Properties AG	1,512
1,128	Cie Financiere Tradition SA	426,110
14,668	DKSH Holding AG	1,020,700
36,140	dormakaba Holding AG	3,080,713
54,953	EFG International AG	1,143,104
700	Emmi AG	621,932
813	EMS-Chemie Holding AG	556,144
3,100	Flughafen Zurich AG	913,725
175	Forbo Holding AG	160,702
6,779	Galenica AG(b)(c)	729,495
1,545	Garmin Ltd.	330,537
705	Geberit AG	514,240
2,500,946	Glencore Plc	11,973,978
2	Gurit Holding AG(a)	26
8,119	Hiag Immobilien Holding AG	1,115,827
52,335	Huber + Suhner AG	9,572,802
7,543	Implenia AG	597,066
35,435	Inficon Holding AG	4,244,715
1,577,500	International Workplace Group Plc	4,691,827
2,297	Intershop Holding AG	449,838
1,164	Investis Holding SA(b)	190,203
314	Jungfraubahn Holding AG	92,278
10,615	Kardex Holding AG	3,983,510
749	LEM Holding SA(a)	425,806
21,230	Logitech International SA	2,550,502
7,341	Medacta Group SA(b)(c)	1,357,367
19	Orell Fuessli AG	2,680
14,184	Partners Group Holding AG	17,315,143
99	Phoenix Mecano AG	53,883
99,811	PSP Swiss Property AG	17,252,203
6,607	R&S Group Holding AG	217,155
Shares		Value
SWITZERLAND (continued)
10,977	Sensirion Holding AG(a)(b)(c)	$787,043
12,075	SFS Group AG	1,635,508
16,400	SGS SA	1,846,745
66,800	SIG Group AG	744,989
2,640	Sonova Holding AG	717,122
116,347	Sportradar Group AG - Class A(a)	2,979,647
197,904	Straumann Holding AG	24,837,905
5,800	Sulzer AG	967,207
1,850	Swiss Life Holding AG	2,005,517
1,847	Swissquote Group Holding SA	1,170,513
20,152	Tecan Group AG	3,673,561
37,062	Temenos AG	3,493,200
1,037	Vaudoise Assurances Holding SA	796,354
17,208	Zehnder Group AG	1,511,781
16	Zug Estates Holding AG - Class B	42,547
		182,906,775
TAIWAN — 0.8%
3,468,018	Cheng Shin Rubber Industry Co. Ltd.	3,598,770
10,290,432	China Petrochemical Development Corp.(a)	2,513,944
2,672,000	Ennostar, Inc.	2,985,693
3,233,990	Foxconn Technology Co. Ltd.	7,521,886
399,523	Globalwafers Co. Ltd.	6,602,182
1,875,000	Hon Hai Precision Industry Co. Ltd.	15,705,816
3,423,119	HTC Corp.(a)	5,623,353
3,024,431	International CSRC Investment Holdings Co.(a)	1,008,439
1,991,000	Pegatron Corp.	4,805,706
425,000	Phison Electronics Corp.	14,723,822
4,401,760	Qisda Corp.	4,446,005
		69,535,616
TURKEY — 0.3%
13,388,640	Anadolu Efes Biracilik Ve Malt Sanayii AS	4,625,884
14,244,673	Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	6,848,987
2,130,822	Tekfen Holding AS(a)	4,266,306
5,546,808	Turk Telekomunikasyon AS(a)	6,726,761
3,437,944	Turkcell Iletisim Hizmetleri AS	8,150,545
		30,618,483
UNITED KINGDOM — 4.9%
96,228	3i Group Plc	5,562,248
38,947	4imprint Group Plc	1,703,784
538,922	Aberdeen Group Plc	1,437,203
15,328	accesso Technology Group Plc(a)	71,283
164,077	AG Barr Plc	1,442,016
1,883,396	Airtel Africa Plc(b)(c)	6,843,685
752,870	AJ Bell Plc	5,316,119
43,626	Alfa Financial Software Holdings Plc(b)(c)	130,384
99,448	AO World Plc(a)	139,006

27

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2025

Shares		Value
UNITED KINGDOM (continued)
328,000	Ashmore Group Plc	$809,649
276,084	Associated British Foods Plc	8,323,771
93,800	Auto Trader Group Plc(b)(c)	961,648
260,823	Autolus Therapeutics Plc - ADR(a)	404,276
341,966	B&M European Value Retail SA	807,061
26,047	Babcock International Group Plc	415,064
2,305,327	Balfour Beatty Plc	20,351,574
2,502,819	Barclays Plc	13,381,970
55,100	Beazley Plc	673,541
212,327	Bicycle Therapeutics Plc - ADR(a)	1,713,479
225,867	Big Yellow Group Plc REIT	3,299,543
70,617	Bloomsbury Publishing Plc	463,848
1,926,671	Breedon Group Plc	8,722,059
314,000	BT Group Plc	766,222
406,274	Central Asia Metals Plc	848,618
579,708	Centrica Plc	1,365,481
27,650	CNH Industrial NV	290,048
22,649	Computacenter Plc	852,749
1,629	Costain Group Plc	3,283
78,707	Cranswick Plc	5,102,661
1,530,578	Currys Plc	2,825,062
50,590	Custodian Property Income REIT Plc	53,434
265,616	dotdigital group Plc	237,279
94,945	Dr Martens Plc	113,379
739,257	Drax Group Plc	7,006,933
294,902	Dunelm Group Plc	4,331,275
1,649,992	easyJet Plc	10,501,995
1,978	Eco Animal Health Group Plc(a)	2,157
177,107	Endava Plc - ADR(a)	1,641,782
91,993	Endeavour Mining Plc	3,714,966
52,900	Energean Plc	669,929
872,922	EnQuest Plc	139,216
30,516	Everplay Group Plc	158,351
293,386	FDM Group Holdings Plc	463,276
2,516,060	Firstgroup Plc	6,941,231
180,022	Foresight Group Holdings Ltd.	1,078,417
281,576	Forterra Plc(b)(c)	673,230
96,627	Foxtons Group Plc	69,816
27	Frasers Group Plc(a)	259
14,290	Frontier Developments Plc(a)	97,806
14,623	Fuller Smith & Turner Plc - Class A	118,335
91,702	Future Plc	739,077
21,075	Galliford Try Holdings Plc	143,691
64,250	Games Workshop Group Plc	13,445,752
1,726	Gaming Realms Plc(a)	934
42,737	Gamma Communications Plc	557,506
6,621	Genus Plc	213,971
50,792	Global Ship Lease, Inc. - Class A	1,601,472
422,857	GSK Plc	9,890,806
321,336	Halfords Group Plc	631,520
19,000	Halma Plc	885,092
22,413	Hargreaves Services Plc	193,152
23,300	Hikma Pharmaceuticals Plc	562,903
Shares		Value
UNITED KINGDOM (continued)
96,042	Hill & Smith Plc	$2,718,972
106,680	Howden Joinery Group Plc	1,210,157
469,744	Hunting Plc	2,107,406
17,220	ICG Plc	436,829
541,634	IG Group Holdings Plc	7,926,607
245,083	IHS Holding Ltd.(a)	1,678,819
50,471	IMI Plc	1,583,334
33,367	Immunocore Holdings Plc - ADR(a)	1,104,114
201,653	Impax Asset Management Group Plc	504,921
545,836	Inchcape Plc	5,478,375
66,629	Indivior Plc(a)	1,956,894
403,242	IntegraFin Holdings Plc(b)	1,920,304
13,670	InterContinental Hotels Group Plc	1,650,725
2,835,677	International Consolidated Airlines Group SA	15,571,339
26,530	International Personal Finance Plc	71,273
9,900	Intertek Group Plc	658,735
5,770,255	ITV Plc	5,279,737
6,073,837	JD Sports Fashion Plc	7,435,018
582,666	JET2 Plc	10,172,808
395,054	Johnson Matthey Plc	11,064,706
807,808	Johnson Service Group Plc	1,439,011
865,025	Jupiter Fund Management Plc	1,729,575
392,087	Kainos Group Plc	4,852,098
427,962	Keller Group Plc	8,927,953
1,180,691	Kier Group Plc	3,358,075
3,129,939	Kingfisher Plc	12,697,241
79,665	Lion Finance Group Plc	8,377,706
149,493	Liontrust Asset Management Plc	609,788
9,840,956	Lloyds Banking Group Plc	11,516,319
2,352,749	Man Group Plc	6,496,875
702,266	Marston’s Plc(a)	422,997
72,175	Mears Group Plc	336,598
3,711,849	Mitie Group Plc	8,036,070
877,214	MONY Group Plc	2,237,953
59,481	Moonpig Group Plc	167,611
232,000	Morgan Advanced Materials Plc	621,748
181,074	Morgan Sindall Group Plc	11,061,276
30,389	MP Evans Group Plc	538,947
1,646,229	NatWest Group Plc	12,629,882
265,404	Next 15 Group Plc	1,443,457
10,136	Next Plc	1,904,140
78	Nichols Plc	1,061
221,961	Ninety One Plc	675,323
25,148	Nomad Foods Ltd.	284,172
13,213	Odfjell Technology Ltd.	75,918
1,621,183	OSB Group Plc	11,479,342
59,769	Oxford Metrics Plc	34,862
627,544	Paragon Banking Group Plc	6,834,314
110,796	Pearson Plc	1,542,859
3,260	Pentair Plc	346,701
374,385	Pets at Home Group Plc	1,053,499
73,152	Pharos Energy Plc	19,797

28

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2025

Shares		Value
UNITED KINGDOM (continued)
1,418,727	Picton Property Income Ltd. REIT	$1,455,613
270,508	Polar Capital Holdings Plc	2,039,803
511,173	Primary Health Properties Plc REIT	628,886
586,499	QinetiQ Group Plc	3,693,699
926,440	Quilter Plc(b)(c)	2,212,623
216,832	Rank Group Plc	337,835
65,085	Reach Plc	50,532
55,870	Renishaw Plc	2,594,563
874,357	Rightmove Plc	7,672,934
197,400	Rotork Plc	887,408
80,556	RS GROUP Plc	588,924
696,556	RWS Holdings Plc	709,176
524	S&U Plc	12,253
308,649	S4 Capital Plc	95,489
420,437	Safestore Holdings Plc REIT	3,949,146
82,220	Savills Plc	1,088,765
198,628	Serco Group Plc	662,260
25,190	Smiths Group Plc	833,259
74,224	Smiths News Plc	59,480
270,106	Softcat Plc	5,670,315
437,519	Speedy Hire Plc	158,349
15,829	Stolt-Nielsen Ltd.	531,319
95,413	Synthomer Plc(a)	67,310
301,848	Target Healthcare REIT Plc	373,935
7,126	Tatton Asset Management Plc	69,649
10,665	TechnipFMC Plc	440,998
34,014	Telecom Plus Plc	793,591
2,461,810	Tesco Plc	14,857,363
1,087,914	TP ICAP Group Plc	3,751,631
216,250	Trainline Plc(a)(b)(c)	714,764
91,608	Travis Perkins Plc	756,973
1,619,166	Trustpilot Group Plc(a)(b)(c)	4,369,060
765,892	Vesuvius Plc	3,779,108
728,396	Vistry Group Plc(a)	6,164,310
96,453	Watches of Switzerland Group Plc(a)(c)	497,465
165,577	Watkin Jones Plc(a)	62,101
458,673	Wickes Group Plc	1,334,668
340,306	XPS Pensions Group Plc(b)	1,508,827
9,351	Zotefoams Plc	56,263
		439,721,165
UNITED STATES — 38.3%
275,000	AAON, Inc.	27,057,250
213,543	Academy Sports & Outdoors, Inc.	10,226,574
2,880	AECOM	386,928
2,645	Aflac, Inc.	283,518
900,000	Alkami Technology, Inc.(a)	18,261,000
4,920	Alliant Energy Corp.	328,754
1,450	Allstate Corp. (The)	277,704
26,505	American Airlines Group, Inc.(a)	348,011
840	Ameriprise Financial, Inc.	380,327
203,001	Ameris Bancorp	14,538,932
Shares		Value
UNITED STATES (continued)
255,000	AMERISAFE, Inc.	$10,220,400
1,012,780	API Group Corp.(a)	37,290,560
1,465	Appfolio, Inc. - Class A(a)	372,740
61,674	Applied Industrial Technologies, Inc.	15,855,769
1,755	AppLovin Corp. - Class A(a)	1,118,514
2,585	Arrow Electronics, Inc.(a)	288,357
135,000	Artivion, Inc.(a)	6,124,950
1,470	Assurant, Inc.	311,228
640,000	AtriCure, Inc.(a)	22,112,000
1,535	AvalonBay Communities, Inc. REIT	266,967
1,635	Avery Dennison Corp.	285,945
350,732	Axogen, Inc.(a)	7,793,265
10,165	Axon Enterprise, Inc.(a)	7,443,118
72,271	Badger Meter, Inc.	13,041,302
7,500	Baker Hughes Co.	363,075
700,000	Baldwin Insurance Group, Inc. (The)(a)	15,470,000
100,000	BancFirst Corp.	10,886,000
5,470	Bank of New York Mellon Corp. (The)	590,377
65,802	Barrett Business Services, Inc.	2,663,007
630,000	Bath & Body Works, Inc.	15,422,400
100,677	Bel Fuse, Inc. - Class B	15,503,251
375,000	BellRing Brands, Inc.(a)	11,298,750
486,858	Bentley Systems, Inc. - Class B	24,746,992
4,030	Best Buy Co., Inc.	331,024
5,780	Bio-Techne Corp.	361,655
413,865	BJ’s Wholesale Club Holdings, Inc.(a)	36,527,725
83,169	Bloom Energy Corp. - Class A(a)	10,991,615
189,575	Booz Allen Hamilton Holding Corp.	16,523,357
230,000	Brady Corp. - Class A	17,459,300
870,000	Braze, Inc. - Class A(a)	24,934,200
101,571	Bright Horizons Family Solutions, Inc.(a)	11,094,600
6,195	Brighthouse Financial, Inc.(a)	353,549
882,235	BrightView Holdings, Inc.(a)	10,869,135
35,000	Brinker International, Inc.(a)	3,803,100
12,843	Brookfield Renewable Corp.	556,007
280,000	Bruker Corp.	10,903,200
140,911	BWX Technologies, Inc.	30,099,999
725	CACI International, Inc. - Class A(a)	407,631
235,955	Cactus, Inc. - Class A	10,422,132
361,638	Cadence Bank	13,648,218
8,190	Campbell’s Co. (The)	246,765
403,251	Cargurus, Inc.(a)	14,162,175
87,024	Carlisle Cos., Inc.	28,287,151
210,000	Cava Group, Inc.(a)	11,283,300
28,023	Cavco Industries, Inc.(a)	14,846,585
2,600,238	CCC Intelligent Solutions Holdings, Inc.(a)	22,674,075
228,328	CDW Corp.	36,388,633
285,000	Celsius Holdings, Inc.(a)	17,165,550
232,411	Central Garden & Pet Co. - Class A(a)	6,463,350
3,330	CH Robinson Worldwide, Inc.	512,787

29

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2025

Shares		Value
UNITED STATES (continued)
1,980	Charles River Laboratories International, Inc.(a)	$356,539
2,600	Cheniere Energy, Inc.	551,200
715	Cincinnati Financial Corp.	110,532
10,200	Civitas Resources, Inc.	294,066
219,554	Clean Harbors, Inc.(a)	46,218,313
9,240	Cognex Corp.	382,444
3,715	Cognizant Technology Solutions Corp. - Class A	270,749
14,854	Comfort Systems USA, Inc.	14,342,725
4,725	Commerce Bancshares, Inc.	248,677
110,000	CommVault Systems, Inc.(a)	15,314,200
1,315,000	Confluent, Inc. - Class A(a)	30,731,550
127,508	Construction Partners, Inc. - Class A(a)	14,580,540
185,676	Cooper Cos., Inc. (The)(a)	12,980,609
578,790	Core & Main, Inc. - Class A(a)	30,201,262
94,512	Crane Co.	17,957,280
218,024	Crane NXT Co.	13,790,018
61,184	Credo Technology Group Holding Ltd.(a)	11,479,342
3,060	Crown Castle, Inc. REIT	276,073
3,125	Crown Holdings, Inc.	303,688
110,000	CSW Industrials, Inc.	27,546,200
202,535	Cullen/Frost Bankers, Inc.	24,940,160
15,903	Curtiss-Wright Corp.	9,473,894
430,253	Cushman & Wakefield Plc(a)	6,754,972
539,108	CVB Financial Corp.	9,903,414
2,235	DaVita, Inc.(a)	266,010
2,870	Deckers Outdoor Corp.(a)	233,905
5,350	Devon Energy Corp.	173,821
1,595	Digital Realty Trust, Inc. REIT	271,804
179,570	Diodes, Inc.(a)	9,581,855
27,000	Diversified Energy Co. Plc(b)	340,511
2,450	Dollar General Corp.	241,717
2,900	Dollar Tree, Inc.(a)	287,448
665	Domino’s Pizza, Inc.	264,976
106,364	Dorman Products, Inc.(a)	14,266,603
3,050	DoubleVerify Holdings, Inc.(a)	34,709
11,740	Dropbox, Inc. - Class A(a)	340,460
525	Duolingo, Inc.(a)	142,086
126,047	D-Wave Quantum, Inc.(a)	4,671,302
1,395	Eagle Materials, Inc.	296,186
3,440	East West Bancorp, Inc.	349,504
4,800	eBay, Inc.	390,288
55,371	EchoStar Corp. - Class A(a)	4,145,627
602,734	Element Solutions, Inc.	16,105,052
245,000	elf Beauty, Inc.(a)	29,924,300
3,085	Encompass Health Corp.	351,227
665,000	Enerpac Tool Group Corp.	27,291,600
114,479	Ensign Group, Inc. (The)	20,617,668
221,259	Entegris, Inc.	20,260,687
3,430	Entergy Corp.	329,589
Shares		Value
UNITED STATES (continued)
118,010	Equifax, Inc.	$24,911,911
5,200	Equitable Holdings, Inc.	256,880
3,915	Equity Residential REIT	232,708
426,309	Esab Corp.	49,801,417
75,000	ESCO Technologies, Inc.	16,460,250
1,135	Essex Property Trust, Inc. REIT	285,759
2,730	Euronet Worldwide, Inc.(a)	207,098
343,261	ExlService Holdings, Inc.(a)	13,421,505
2,045	Expedia Group, Inc.	449,900
2,805	Expeditors International of Washington, Inc.	341,929
1,980	Extra Space Storage, Inc. REIT	264,409
1,415	F5, Inc.(a)	358,066
8,360	Fastenal Co.	344,014
89,660	Federal Signal Corp.	10,582,570
900,000	First Financial Bankshares, Inc.	27,801,000
620,000	First Watch Restaurant Group, Inc.(a)	10,223,800
131,407	FirstCash Holdings, Inc.	20,828,009
212,283	Fluor Corp.(a)	10,353,042
284,585	FormFactor, Inc.(a)	15,637,946
6,935	Fox Corp. - Class A	448,348
350,180	Freshpet, Inc.(a)	17,232,358
700	Gartner, Inc.(a)	173,838
10,870	Gen Digital, Inc.	286,533
2,240	Generac Holdings, Inc.(a)	376,365
5,090	General Mills, Inc.	237,245
415,000	German American Bancorp, Inc.	15,994,100
585,000	Gitlab, Inc. - Class A(a)	28,518,750
115,000	Glaukos Corp.(a)	10,128,050
499,905	Globus Medical, Inc. - Class A(a)	30,189,263
1,690	GoDaddy, Inc. - Class A(a)	224,990
93,853	Griffon Corp.	6,946,061
46,093	Guidewire Software, Inc.(a)	10,769,169
228,555	Hamilton Lane, Inc. - Class A	26,046,128
226,641	Hancock Whitney Corp.	12,943,468
1,710	Hartford Insurance Group, Inc. (The)	212,348
5,010	Hasbro, Inc.	382,313
19,895	Healthcare Realty Trust, Inc. REIT	352,539
170,296	HealthEquity, Inc.(a)	16,106,596
134,286	Helios Technologies, Inc.	7,434,073
1,810	Hershey Co. (The)	307,030
1,125	Hilton Worldwide Holdings, Inc.	289,080
78,237	Hims & Hers Health, Inc.(a)	3,556,654
725	Hubbell, Inc.	340,750
68,439	IDEXX Laboratories, Inc.(a)	43,083,035
4,375	Incyte Corp.(a)	408,975
100,000	Inspire Medical Systems, Inc.(a)	7,208,000
49,279	Installed Building Products, Inc.	12,232,526
1,554	Insulet Corp.(a)	486,418
9,040	Interactive Brokers Group, Inc. - Class A	636,054
56,225	InterDigital, Inc.	20,351,201
9,630	Invitation Homes, Inc. REIT	271,085

30

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2025

Shares		Value
UNITED STATES (continued)
98,356	IonQ, Inc.(a)	$6,135,447
70,000	iRhythm Technologies, Inc.(a)	13,111,000
2,530	Iron Mountain, Inc. REIT	260,463
64,075	J & J Snack Foods Corp.	5,423,949
2,600	Jabil, Inc.	574,314
625	JB Hunt Transport Services, Inc.	105,538
309,049	JBT Marel Corp.	38,971,079
2,865	JM Smucker Co. (The)	296,671
1,355	Jones Lang LaSalle, Inc.(a)	413,397
85,000	Kadant, Inc.	23,516,100
280,237	Keysight Technologies, Inc.(a)	51,272,162
22,940	Kinder Morgan, Inc.	600,799
16,367	Kinsale Capital Group, Inc.	6,538,125
69,159	Kratos Defense & Security Solutions, Inc.(a)	6,265,805
64,181	Labcorp Holdings, Inc.	16,299,407
6,010	Lattice Semiconductor Corp.(a)	438,490
2,235	Leidos Holdings, Inc.	425,700
210,762	Light & Wonder, Inc.(a)	15,322,397
83,692	Limbach Holdings, Inc.(a)	7,907,220
1,445	Lincoln Electric Holdings, Inc.	338,780
8,910	Lincoln National Corp.	374,220
212,233	Live Nation Entertainment, Inc.(a)	31,735,200
3,555	Loews Corp.	353,936
825,000	Lucky Strike Entertainment Corp.	6,913,500
1,700	M&T Bank Corp.	312,579
443,455	Magnolia Oil & Gas Corp. - Class A	9,959,999
133,143	Manhattan Associates, Inc.(a)	24,241,346
90,000	Marzetti Company (The)	14,111,100
4,930	Masco Corp.	319,267
2,565	MasTec, Inc.(a)	523,670
198,958	Matador Resources Co.	7,850,883
9,440	Match Group, Inc.	305,290
4,340	McCormick & Co, Inc.	278,454
64,378	Medpace Holdings, Inc.(a)	37,655,336
134,131	Mercury Systems, Inc.(a)	10,383,081
111,932	Merit Medical Systems, Inc.(a)	9,798,527
3,805	MetLife, Inc.	303,715
245	Mettler-Toledo International, Inc.(a)	346,991
103,677	MKS, Inc.	14,899,422
185,000	Modine Manufacturing Co.(a)	28,343,850
249,225	MSA Safety, Inc.	39,135,802
204,984	Mueller Industries, Inc.	21,701,656
331,595	Murphy Oil Corp.	9,384,138
30,143	Murphy USA, Inc.	10,797,223
576,997	Nasdaq, Inc.	49,327,474
2,715	NetApp, Inc.	319,773
2,310	Neurocrine Biosciences, Inc.(a)	330,815
10,110	News Corp. - Class A	267,915
59,716	NEXTracker, Inc. - Class A(a)	6,044,454
8,660	NiSource, Inc.	364,673
3,680	Northern Trust Corp.	473,506
303,631	Novanta, Inc.(a)	38,564,173
Shares		Value
UNITED STATES (continued)
104,125	NRG Energy, Inc.	$17,894,922
415,000	Nutanix, Inc. - Class A(a)	29,564,600
39	NVR, Inc.(a)	281,222
44,887	Oklo, Inc.(a)	5,959,647
2,915	Okta, Inc.(a)	266,810
1,765	Old Dominion Freight Line, Inc.	247,841
667,179	Old National Bancorp	13,630,467
3,975	Omnicom Group, Inc.	298,204
7,650	ON Semiconductor Corp.(a)	383,112
850,000	Onestream, Inc.(a)	16,056,500
92,953	Onto Innovation, Inc.(a)	12,544,937
625	Owens Corning	79,569
4,845	Palantir Technologies, Inc. - Class A(a)	971,277
202,030	Palomar Holdings, Inc.(a)	23,033,440
2,185	Paychex, Inc.	255,711
1,690	Paycom Software, Inc.	316,182
1,765	Paylocity Holding Corp.(a)	249,342
80,000	Penumbra, Inc.(a)	18,189,600
316,830	Perimeter Solutions, Inc.(a)	7,448,673
1,115,063	Phreesia, Inc.(a)	25,245,026
3,250	Pinnacle West Capital Corp.	287,690
115,000	PJT Partners, Inc. - Class A	18,527,650
241,836	Planet Fitness, Inc. - Class A(a)	21,932,107
960	Pool Corp.	256,378
135,714	Prestige Consumer Healthcare, Inc.(a)	8,224,268
4,325	Principal Financial Group, Inc.	363,473
585,000	PROCEPT BioRobotics Corp.(a)	19,907,550
2,965	Prudential Financial, Inc.	308,360
825	Public Storage REIT	229,812
475,745	Pure Storage, Inc. - Class A(a)	46,956,031
169,331	Q2 Holdings, Inc.(a)	10,457,883
855	Quanta Services, Inc.	384,006
1,815	Quest Diagnostics, Inc.	319,349
217,615	RadNet, Inc.(a)	16,536,564
1,025	Ralph Lauren Corp.	327,651
45,284	Rambus, Inc.(a)	4,657,007
245,000	RB Global, Inc.	24,308,900
84,610	RBC Bearings, Inc.(a)	36,257,923
53,430	Reddit, Inc. - Class A(a)	11,164,198
1,605	Reinsurance Group of America, Inc.	292,848
980	Reliance, Inc.	276,781
215,000	Repligen Corp.(a)	32,047,900
1,220	ResMed, Inc.	301,194
3,100	Revvity, Inc.	290,129
124,318	Rigetti Computing, Inc.(a)	5,503,558
143,448	Riot Platforms, Inc.(a)	2,837,401
255,000	RLI Corp.	15,034,800
6,380	Robert Half, Inc.	167,092
5,720	Rollins, Inc.	329,529
1,125	Royal Caribbean Cruises Ltd.	322,684
2,025	Royal Gold, Inc.	353,950
563,404	Ryan Specialty Holdings, Inc.	30,874,539

31

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2025

Shares		Value
UNITED STATES (continued)
119,849	Ryman Hospitality Properties, Inc. REIT	$10,416,077
72,682	Saia, Inc.(a)	21,259,485
1,220	SBA Communications Corp. REIT	233,606
9,865	Sealed Air Corp.	330,576
120,000	Sensient Technologies Corp.	11,314,800
1,690,000	SentinelOne, Inc. - Class A(a)	30,166,500
430,000	ServisFirst Bancshares, Inc.	30,216,100
90,000	Shake Shack, Inc. - Class A(a)	8,685,900
600,000	SI-BONE, Inc.(a)	8,898,000
1,665	Simon Property Group, Inc. REIT	292,640
455,000	Simply Good Foods Co. (The)(a)	8,904,350
253,820	Simpson Manufacturing Co., Inc.	44,799,230
440,000	Skyward Specialty Insurance Group, Inc.(a)	20,059,600
5,395	Skyworks Solutions, Inc.	419,299
13,185	SLM Corp.	354,017
118,190	Solaris Energy Infrastructure, Inc.	6,291,254
148,336	SoundHound AI, Inc. - Class A(a)	2,613,680
139,193	SOUTHSTATE BANK Corp.	12,339,459
50,000	Sprouts Farmers Market, Inc.(a)	3,948,000
115,000	SPS Commerce, Inc.(a)	9,457,600
135,000	SPX Technologies, Inc.(a)	30,225,150
367,689	STAG Industrial, Inc. REIT	14,071,458
325,045	StandardAero, Inc.(a)	9,390,550
139,000	Standex International Corp.	32,418,970
4,255	Stanley Black & Decker, Inc.	288,149
3,340	State Street Corp.	386,304
206,972	STERIS Plc	48,783,300
215,000	Stock Yards Bancorp, Inc.	13,979,300
180,000	StoneX Group, Inc.(a)	16,545,600
4,250	Tapestry, Inc.	466,735
2,290	Teleflex, Inc.	285,036
300,000	Tenable Holdings, Inc.(a)	8,706,000
12,615	Teradata Corp.(a)	263,023
273,251	Terreno Realty Corp. REIT	15,610,830
7,940	Tetra Tech, Inc.	253,921
162,246	Texas Capital Bancshares, Inc.(a)	13,602,705
72,463	Texas Roadhouse, Inc.	11,853,498
292,587	Titan Machinery, Inc.(a)	4,798,427
2,395	TKO Group Holdings, Inc.	451,218
1,075	Toll Brothers, Inc.	145,071
6,340	Tractor Supply Co.	343,057
323,173	Tradeweb Markets, Inc. - Class A	34,059,202
150,000	Transcat, Inc.(a)	10,897,500
4,955	Trimble, Inc.(a)	395,161
2,300	Twilio, Inc. - Class A(a)	310,224
700	Ubiquiti, Inc.	551,026
6,585	UDR, Inc. REIT	221,849
50,321	UFP Technologies, Inc.(a)	9,693,837
450,563	UL Solutions, Inc. - Class A	35,085,341
3,943	United Airlines Holdings, Inc.(a)	370,800
990	United Therapeutics Corp.(a)	440,976
Shares		Value
UNITED STATES (continued)
1,530	Universal Health Services, Inc. - Class B	$332,025
569,456	US Foods Holding Corp.(a)	41,353,895
970,000	Utz Brands, Inc.	10,214,100
480,000	Valvoline, Inc.(a)	15,844,800
465,000	Veracyte, Inc.(a)	16,777,200
420,000	Vericel Corp.(a)	14,725,200
1,530	VeriSign, Inc.	366,894
1,065	Verisk Analytics, Inc.	232,979
578,780	Verra Mobility Corp.(a)	13,433,484
600,000	Vertex, Inc. - Class A(a)	13,740,000
32,995	Viatris, Inc.	341,828
415,729	Vontier Corp.	16,005,566
4,885	W R Berkley Corp.	348,496
815	Waters Corp.(a)	284,924
60,000	Watts Water Technologies, Inc. - Class A	16,356,000
2,050	WEX, Inc.(a)	299,054
3,010	Whirlpool Corp.	215,606
10,185	Williams Cos, Inc. (The)	589,406
119,322	Wingstop, Inc.	25,848,725
16,027	Winmark Corp.	6,461,606
385,000	WSFS Financial Corp.	20,054,650
280	WW Grainger, Inc.	274,120
484,859	Wyndham Hotels & Resorts, Inc.	35,603,196
2,910	Yum! Brands, Inc.	402,191
1,015	Zebra Technologies Corp. - Class A(a)	273,289
		3,409,166,444
Total Common Stocks (Cost $6,691,211,492)		8,156,022,809

RIGHTS/WARRANTS — 0.0%
AUSTRALIA — 0.0%
1,934	Eagers Automotive Ltd., Rights, Expire 10/28/25(a)(d)(e)	0

MALAYSIA — 0.0%
1,083,690	Top Glove Corp. Bhd, Warrants, Expire 12/31/30(a)(e)	40,108

NORWAY — 0.0%
24,060	Vend Marketplaces ASA, Rights, Expire 11/13/25(a)(e)	0

SPAIN — 0.0%
14,386	Vidrala SA, Rights, Expire 11/13/25(a)(e)	67,984

32

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2025

Shares		Value
UNITED STATES — 0.0%
146,063	Aduro Biotech CVR, Rights, Expire 12/31/49(a)(d)(e)	$0
Total Rights/Warrants (Cost $0)		108,092

EXCHANGE-TRADED FUNDS(f) — 5.9%
710,151	iShares MSCI Emerging Markets ETF	39,271,350
169,115	iShares Russell 2000 ETF	41,641,186
843,067	State Street SPDR S&P Biotech ETF	95,022,082
102,937	State Street SPDR S&P Oil & Gas Exploration & Production ETF	13,054,470
459,323	State Street SPDR S&P Regional Banking ETF	27,559,380
520,997	Utilities Select Sector SPDR Fund	46,420,833
2,846,650	VanEck Junior Gold Miners ETF	266,645,706

Total Exchange-Traded Funds (Cost $331,195,822)		529,615,007

INVESTMENT COMPANY — 0.3%
29,800,209	Federated Hermes U.S. Treasury Cash Reserves, Premier Class, 3.90%(g)	29,800,209

Total Investment Company (Cost $29,800,209)		29,800,209

Principal Amount
CASH SWEEP — 2.2%
$192,576,311	Citibank - U.S. Dollars on Deposit in Custody Account, 0.60%(g)	192,576,311
Total Cash Sweep (Cost $192,576,311)		192,576,311

TOTAL INVESTMENTS — 100.0% (Cost $7,244,783,834)		$8,908,122,428
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.0)%		(4,084,697)
NET ASSETS — 100.0%		$8,904,037,731

(a)	Non-income producing security.
(b)	Security offered and sold outside of the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors except as indicated in (e).
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. The aggregate value of fair valued securities is $4,460,654 which is 0.05% of net assets and the cost is $57,923,145.
(e)	These securities have been determined to be illiquid in accordance with procedures adopted by the Fund’s Board of Directors.
(f)	A copy of the underlying funds’ financial statements is available upon request.
(g)	The rate shown represents the current yield as of October 31, 2025.

The following abbreviations are used in the report:

ADR — American Depositary Receipt

CVR — Contingent Value Right

ETF — Exchange-Traded Fund

MSCI — Morgan Stanley Capital International

REIT — Real Estate Investment Trust

SPDR — Standard & Poor’s Depositary Receipt

33

Old Westbury Funds, Inc.
Total Equity Fund
Portfolio of Investments	October 31, 2025

Shares		Value
COMMON STOCKS — 94.3%
Banks — 8.0%
26,788	ABN AMRO Bank NV(a)(b)	$800,028
63,954	AIB Group Plc	588,627
10,725	Ameris Bancorp	768,125
41,169	Banco Bilbao Vizcaya Argentaria SA	827,351
512,318	Banco Bradesco SA - Preference Shares	1,732,184
7,453,014	Banco de Chile	1,307,945
201,451	Banco de Sabadell SA	753,033
79,051	Banco Santander SA	804,209
3,526,581	Bank Central Asia Tbk PT	1,807,823
148,154	Bank of America Corp.	7,918,831
372,390	Barclays Plc	1,991,080
13,454	BNP Paribas SA	1,039,950
19,116	Cadence Bank	721,438
4,000	Capitec Bank Holdings Ltd.	884,227
32,327	Citigroup, Inc.	3,272,462
52,801	Commerzbank AG	1,917,732
28,493	CVB Financial Corp.	523,416
25,649	DNB Bank ASA	654,060
8,272	Erste Group Bank AG	855,741
11,976	Hancock Whitney Corp.	683,949
484,489	HDFC Bank Ltd.	5,388,411
81,259	HSBC Holdings Plc	1,135,179
138,670	ING Groep NV	3,471,681
33,971	Iyogin Holdings, Inc.	530,583
54,695	JP Morgan Chase & Co.	17,016,708
598,969	Lloyds Banking Group Plc	700,940
242,245	Mitsubishi UFJ Financial Group, Inc.	3,662,519
199,627	NatWest Group Plc	1,531,540
35,112	Old National Bancorp	717,338
63,009	Skandinaviska Enskilda Banken AB - Class A	1,203,109
14,053	Societe Generale SA	888,633
7,325	SOUTHSTATE BANK Corp.	649,361
18,497	Sumitomo Mitsui Trust Group, Inc.	507,824
22,459	Swedbank AB - Class A	683,209
8,574	Texas Capital Bancshares, Inc.(c)	718,844
10,831	Toronto-Dominion Bank (The)	889,307
19,950	Truist Financial Corp.	890,369
9,362	UniCredit SpA	690,955
39,963	United Overseas Bank Ltd.	1,064,472
		72,193,193
Communication Services — 8.3%
7,852	Alphabet, Inc. - Class A	2,207,904
114,426	Alphabet, Inc. - Class C	32,247,535
21,306	Cargurus, Inc.(c)	748,267
4,728	CTS Eventim AG & Co. KGaA	422,899
71,265	Deutsche Telekom AG	2,208,841
2,925	EchoStar Corp. - Class A(c)	218,995
351,206	ITV Plc	321,351
11,467	Live Nation Entertainment, Inc.(c)	1,714,660
186,161	LY Corp.	547,213
Shares		Value
Communication Services (continued)
25,705	Meta Platforms, Inc. - Class A	$16,665,837
18,506	Metropole Television SA	255,118
51,199	NetEase, Inc.	1,429,781
1,581	Netflix, Inc.(c)	1,768,918
95,697	Orange SA	1,526,072
30,429	Quebecor, Inc. - Class B	970,656
2,881	Reddit, Inc. - Class A(c)	601,985
76,717	Rightmove Plc	673,231
6,986	Spotify Technology SA(c)	4,578,065
883	Swisscom AG	646,820
8,778	Take-Two Interactive Software, Inc.(c)	2,250,416
129,748	Telefonica SA	656,093
68,207	TELUS Corp.	997,416
40,795	Verizon Communications, Inc.	1,621,193
		75,279,266
Consumer Discretionary — 9.5%
11,286	Academy Sports & Outdoors, Inc.	540,487
157,521	Alibaba Group Holding Ltd.	3,346,831
110,167	Amazon.com, Inc.(c)	26,904,985
4,269	Aumovio SE(c)	183,541
13,919	Avolta AG	730,239
112,860	B&M European Value Retail SA	266,357
498	Booking Holdings, Inc.	2,528,715
15,227	Bridgestone Corp.	668,324
5,370	Bright Horizons Family Solutions, Inc. (c)	586,565
5,804	Canadian Tire Corp. Ltd. - Class A	665,626
1,576	Carvana Co.(c)	483,107
1,481	Cavco Industries, Inc.(c)	784,634
3,007,664	China Meidong Auto Holdings Ltd.	685,095
8,539	Continental AG	644,485
23,592	Dollarama, Inc.	3,066,598
9,524	DoorDash, Inc. - Class A(c)	2,422,620
5,618	Dorman Products, Inc.(c)	753,542
5,400	Flutter Entertainment Plc(c)	1,255,986
2,611	Genuine Parts Co.	332,406
119,335	Gestamp Automocion SA(a)(b)	461,898
7,967	Hilton Worldwide Holdings, Inc.	2,047,200
5,430	Home Depot, Inc. (The)	2,061,174
12,608	HUGO BOSS AG	558,779
29,022	Inchcape Plc	291,284
2,607	Installed Building Products, Inc.	647,136
342,211	JD Sports Fashion Plc	418,902
176,892	Kingfisher Plc	717,599
15,415	Light & Wonder, Inc.(c)	1,120,670
2,653	LVMH Moet Hennessy Louis Vuitton SE	1,871,790
37,071	Mahindra & Mahindra Ltd.	1,456,260
7,144	MakeMyTrip Ltd.(c)	571,520
65,660	Mazda Motor Corp.	456,736
5,972	McDonald’s Corp.	1,782,224
114,765	Meituan - B Shares(a)(b)(c)	1,506,461

34

Old Westbury Funds, Inc.
Total Equity Fund
Portfolio of Investments - (Continued)	October 31, 2025

Shares		Value
Consumer Discretionary (continued)
1,343	MercadoLibre, Inc.(c)	$3,125,510
19,634	Moncler SpA	1,176,819
1,593	Murphy USA, Inc.	570,613
15,612	On Holding AG - Class A(c)	579,986
23,321	OneSpaWorld Holdings Ltd.	542,680
43,339	O’Reilly Automotive, Inc.(c)	4,092,935
4,875	Pandora A/S	652,814
8,780	Planet Fitness, Inc. - Class A(c)	796,258
27,140	Prosus NV	1,874,785
13,129	Rinnai Corp.	298,088
6,051	Royal Caribbean Cruises Ltd.	1,735,608
24,226	Sony Group Corp.	680,988
57,052	Subaru Corp.	1,215,377
3,831	Texas Roadhouse, Inc.	626,675
26,183	Tokai Rika Co. Ltd.	471,977
8,639	Tokyotokeiba Co. Ltd.	309,997
10,061	Trip.com Group Ltd.	703,702
44,333	Vistry Group Plc(c)	375,184
37,798	Wesfarmers Ltd.	2,077,423
1,543	Wingstop, Inc.	334,260
850	Winmark Corp.	342,695
10,238	Wyndham Hotels & Resorts, Inc.	751,776
		86,155,926
Consumer Staples — 5.3%
34,201	Alimentation Couche-Tard, Inc.	1,738,153
16,804	Associated British Foods Plc	506,631
159,202	AVI Ltd.	886,113
64,403	Bid Corp. Ltd.	1,593,183
22,342	BJ’s Wholesale Club Holdings, Inc.(c)	1,971,905
40,027	Clicks Group Ltd.	842,766
14,898	Coca-Cola Co. (The)	1,026,472
23,311	Coca-Cola Europacific Partners Plc	2,070,716
6,255	Costco Wholesale Corp.	5,701,120
7,444	Danone SA	657,939
232,725	Fomento Economico Mexicano SAB de CV - Units	2,192,527
428,549	Foshan Haitian Flavouring & Food Co. Ltd. - H Shares	1,764,813
6,438	Henkel AG & Co. KGaA - Preference Shares	521,383
2,019	Hershey Co. (The)	342,483
18,249	Intercos SpA	248,210
73,470	Jeronimo Martins SGPS SA	1,891,867
79,467	Kenvue, Inc.	1,141,941
36,340	Koninklijke Ahold Delhaize NV	1,487,418
62,617	Leroy Seafood Group ASA	294,625
3,276	L’Oreal SA	1,369,396
30,200	Mowi ASA	663,674
57,396	Orkla ASA	581,935
3,084	PepsiCo, Inc.	450,542
7,011	Philip Morris International, Inc.	1,011,898
6,839	Procter & Gamble Co. (The)	1,028,380
Shares		Value
Consumer Staples (continued)
427,744	Raia Drogasil SA	$1,591,731
10,851	Reckitt Benckiser Group Plc	829,068
296,473	Sonae SGPS SA	483,206
149,837	Tesco Plc	904,287
178,518	Unicharm Corp.	1,104,516
56,779	Unilever Plc	3,422,961
1,382,191	Uni-President China Holdings Ltd.	1,495,933
30,706	US Foods Holding Corp.(c)	2,229,870
39,818	Walmart, Inc.	4,028,785
		48,076,447
Energy — 2.4%
23,502	Aker BP ASA	609,983
22,304	Baker Hughes Co.	1,079,737
12,466	Cactus, Inc. - Class A	550,623
33,832	Chevron Corp.	5,335,983
22,492	ConocoPhillips	1,998,639
36,109	Eni SpA	663,606
25,571	Exxon Mobil Corp.	2,924,300
76,111	Idemitsu Kosan Co. Ltd.	529,187
39,395	Inpex Corp.	726,242
67,448	Kinder Morgan, Inc.	1,766,463
23,338	Magnolia Oil & Gas Corp. - Class A	524,171
10,470	Matador Resources Co.	413,146
17,451	Murphy Oil Corp.	493,863
23,788	OMV AG	1,301,317
48,028	Repsol SA	878,832
6,243	Solaris Energy Infrastructure, Inc.	332,315
13,793	TC Energy Corp.	692,133
31,292	Tenaris SA	623,448
		21,443,988
Financial Services — 5.9%
28,438	3i Group Plc	1,643,796
711	Adyen NV(a)(b)(c)	1,219,959
15,379	Apollo Global Management, Inc.	1,911,763
12,563	Banca IFIS SpA	324,369
5,964	Berkshire Hathaway, Inc. - Class B(c)	2,848,049
7,372	Blackstone, Inc.	1,081,030
15,729	Block, Inc.(c)	1,194,460
66,710	Brookfield Corp.	3,071,995
10,167	CME Group, Inc.	2,699,237
58,210	Daiwa Securities Group, Inc.	449,295
10,958	Essent Group Ltd.	663,726
6,943	FirstCash Holdings, Inc.	1,100,465
4,945	Hamilton Lane, Inc. - Class A	563,532
10,669	IGM Financial, Inc.	410,390
29,524	Intercontinental Exchange, Inc.	4,319,066
11,827	KKR & Co., Inc.	1,399,489
5,638	Mastercard, Inc. - Class A	3,112,120
14,546	Morgan Stanley	2,385,544
3,621	MSCI, Inc.	2,131,140
31,145	Nasdaq, Inc.	2,662,586
42,413	OSB Group Plc	300,320

35

Old Westbury Funds, Inc.
Total Equity Fund
Portfolio of Investments - (Continued)	October 31, 2025

Shares		Value
Financial Services (continued)
750	Partners Group Holding AG	$915,564
67,632	Poste Italiane SpA(a)(b)	1,628,501
5,435	S&P Global, Inc.	2,647,986
24,226	Sony Financial Group, Inc.(c)	24,429
17,448	Tradeweb Markets, Inc. - Class A	1,838,845
31,368	Visa, Inc. - Class A	10,688,332
		53,235,988
Health Care — 9.0%
10,662	Abbott Laboratories	1,318,036
28,761	AbbVie, Inc.	6,271,048
12,948	Agilent Technologies, Inc.	1,895,069
20,102	AstraZeneca Plc	3,293,077
18,529	Axogen, Inc.(c)	411,714
31,725	Boston Scientific Corp.(c)	3,195,342
17,907	Cencora, Inc.	6,049,164
10,012	Cooper Cos., Inc. (The)(c)	699,939
22,390	Danaher Corp.	4,822,358
7,279	Dexcom, Inc.(c)	423,783
116,017	Dr Reddy’s Laboratories Ltd.	1,565,168
1,495	Elevance Health, Inc.	474,214
3,755	Eli Lilly & Co.	3,240,039
6,047	Ensign Group, Inc. (The)	1,089,065
15,626	Fresenius SE & Co. KGaA	900,926
7,976	Galderma Group AG	1,471,806
25,737	GSK Plc	602,000
8,999	HealthEquity, Inc.(c)	851,125
4,133	Hims & Hers Health, Inc.(c)	187,886
3,711	IDEXX Laboratories, Inc.(c)	2,336,112
8,260	Intuitive Surgical, Inc.(c)	4,413,153
5,693	iRhythm Technologies, Inc.(c)	1,066,299
6,702	Johnson & Johnson	1,265,807
3,454	Labcorp Holdings, Inc.	877,178
3,472	Lonza Group AG	2,391,031
4,297	McKesson Corp.	3,486,328
3,422	Medpace Holdings, Inc.(c)	2,001,562
33,312	Medtronic Plc	3,021,398
15,817	Merck & Co., Inc.	1,359,946
5,912	Merit Medical Systems, Inc.(c)	517,537
20,748	Novartis AG	2,559,371
13,216	Phreesia, Inc.(c)	299,210
7,173	Prestige Consumer Healthcare, Inc.(c)	434,684
2,078	Pro Medicus Ltd.	358,414
11,501	RadNet, Inc.(c)	873,961
4,336	Roche Holding AG	1,394,956
35,281	Santen Pharmaceutical Co. Ltd.	345,461
28,238	Ship Healthcare Holdings, Inc.	422,077
11,152	STERIS Plc	2,628,526
10,678	Straumann Holding AG	1,340,140
10,761	Suzuken Co. Ltd.	408,836
3,173	Thermo Fisher Scientific, Inc.	1,800,329
2,541	UFP Technologies, Inc.(c)	489,498
Shares		Value
Health Care (continued)
20,011	UnitedHealth Group, Inc.	$6,834,957
		81,688,530
Industrials — 11.9%
24,731	Aena SME SA(a)(b)	671,321
86,387	Amada Co. Ltd.	1,033,101
5,885	AMETEK, Inc.	1,189,417
9,984	ANDRITZ AG	754,929
54,613	API Group Corp.(c)	2,010,851
3,263	Applied Industrial Technologies, Inc.	838,885
25,867	Ashtead Group Plc	1,724,220
2,097	Automatic Data Processing, Inc.	545,849
2,917	Axon Enterprise, Inc.(c)	2,135,915
62,732	Balfour Beatty Plc	553,802
3,488	Barrett Business Services, Inc.	141,159
4,394	Bloom Energy Corp. - Class A(c)	580,711
9,337	Boeing Co. (The)(c)	1,876,924
14,292	Booz Allen Hamilton Holding Corp.	1,245,691
14,646	Bouygues SA	660,581
104,345	Brambles Ltd.	1,697,265
7,618	Brenntag SE	422,800
46,643	BrightView Holdings, Inc.(c)	574,642
6,070	Builders FirstSource, Inc.(c)	705,152
7,601	BWX Technologies, Inc.	1,623,650
6,778	Carlisle Cos., Inc.	2,203,189
1,865	Caterpillar, Inc.	1,076,590
32,236	Central Japan Railway Co.	787,754
11,764	Clean Harbors, Inc.(c)	2,476,440
749	Comfort Systems USA, Inc.	723,219
6,736	Construction Partners, Inc. - Class A(c)	770,262
32,380	Copart, Inc.(c)	1,392,664
31,185	Core & Main, Inc. - Class A(c)	1,627,233
5,000	Crane Co.	950,000
840	Curtiss-Wright Corp.	500,413
1,933	Deere & Co.	892,331
44,050	Deutsche Post AG	2,020,814
73,537	easyJet Plc	468,054
4,937	Eaton Corp. Plc	1,883,762
5,126	Eiffage SA	630,435
6,343	Equifax, Inc.	1,339,007
7,595	Esab Corp.	887,248
18,065	ExlService Holdings, Inc.(c)	706,342
4,736	Federal Signal Corp.	558,990
11,219	Fluor Corp.(c)	547,151
3,059	GE Vernova, Inc.	1,789,943
4,957	Griffon Corp.	366,868
7,098	Helios Technologies, Inc.	392,945
21,955	Hitachi Construction Machinery Co. Ltd.	716,732
2,337	HOCHTIEF AG	669,665
2,467	Honeywell International, Inc.	496,681
21,974	Howmet Aerospace, Inc.	4,525,545
36

Old Westbury Funds, Inc.
Total Equity Fund
Portfolio of Investments - (Continued)	October 31, 2025

Shares		Value
Industrials (continued)
172,593	International Consolidated Airlines Group SA	$947,747
15,492	ISS A/S	488,268
35,200	Japan Airlines Co. Ltd.	634,518
4,968	JBT Marel Corp.	626,465
17,071	Keller Group Plc	356,128
59,506	Komatsu Ltd.	1,994,731
10,599	Kone Oyj - Class B	707,605
3,654	Kratos Defense & Security Solutions, Inc.(c)	331,052
8,939	L3Harris Technologies, Inc.	2,584,265
4,233	Limbach Holdings, Inc.(c)	399,934
17,045	Makita Corp.	517,179
7,089	Mercury Systems, Inc.(c)	548,759
9,717	Morgan Sindall Group Plc	593,583
2,338	MSA Safety, Inc.	367,136
10,836	Mueller Industries, Inc.	1,147,207
3,154	NEXTracker, Inc. - Class A(c)	319,248
5,080	Northrop Grumman Corp.	2,963,926
39,971	Peab AB - Class B	324,177
12,681	Pentair Plc	1,348,624
4,570	Quanta Services, Inc.	2,052,524
18,051	QXO, Inc.(c)	318,961
2,092	RBC Bearings, Inc.(c)	896,485
11,926	RELX Plc	525,947
7,952	Republic Services, Inc.	1,655,924
797	Rheinmetall AG	1,563,103
15,790	ROCKWOOL A/S - Class B	540,798
148,471	Rolls-Royce Holdings Plc	2,276,191
12,802	Ryanair Holdings Plc - ADR	799,869
6,338	Saia, Inc.(c)	1,853,865
22,576	Sanwa Holdings Corp.	616,735
1,867	Schindler Holding AG - Participation Certificates	663,513
165,600	SF Holding Co. Ltd. - H Shares	768,483
5,804	SGS SA	653,568
8,297	Siemens AG	2,348,327
4,427	Simpson Manufacturing Co., Inc.	781,365
99,343	Singapore Airlines Ltd.	506,027
26,654	SKF AB - Class B	687,375
4,069	Societe BIC SA	226,533
17,520	StandardAero, Inc.(c)	506,153
18,214	Tetra Tech, Inc.	582,484
14,810	Titan Machinery, Inc.(c)	242,884
48,008	Toyota Tsusho Corp.	1,469,429
35,709	TransUnion	2,898,857
24,296	UL Solutions, Inc. - Class A	1,891,930
6,736	Union Pacific Corp.	1,484,412
1,727	United Rentals, Inc.	1,504,528
14,086	Valmet Oyj	458,024
30,592	Verra Mobility Corp.(c)	710,040
46,615	Vesuvius Plc	230,010
5,253	Vinci SA	701,759
Shares		Value
Industrials (continued)
5,877	Waste Management, Inc.	$1,174,048
131,960	WEG SA	1,031,898
28,259	West Japan Railway Co.	579,629
12,900	Westinghouse Air Brake Technologies Corp.	2,637,276
3,149	Wolters Kluwer NV	385,655
		107,812,303
Information Technology — 26.1%
2,235	Alten SA	184,068
34,216	Anritsu Corp.	507,656
118,538	Apple, Inc.	32,049,119
14,753	Applied Materials, Inc.	3,438,924
1,135	AppLovin Corp. - Class A(c)	723,370
1,244	ASM International NV	805,850
7,012	ASML Holding NV	7,420,435
3,818	Badger Meter, Inc.	688,958
5,324	Bel Fuse, Inc. - Class B	819,843
26,251	Bentley Systems, Inc. - Class B	1,334,338
58,066	Broadcom, Inc.	21,462,936
6,761	Cadence Design Systems, Inc.(c)	2,289,883
159,499	CCC Intelligent Solutions Holdings, Inc.(c)	1,390,831
12,217	CDW Corp.	1,947,023
4,421	CGI, Inc.	384,747
4,931	Cloudflare, Inc. - Class A(c)	1,249,022
11,522	Crane NXT Co.	728,767
3,234	Credo Technology Group Holding Ltd.(c)	606,763
41,520	Delta Electronics, Inc.	1,343,886
4,849	Descartes Systems Group, Inc. (The)(c)	427,730
9,490	Diodes, Inc.(c)	506,386
6,659	D-Wave Quantum, Inc.(c)	246,783
11,921	Entegris, Inc.	1,091,606
7,937	EPAM Systems, Inc.(c)	1,298,017
15,038	FormFactor, Inc.(c)	826,338
31,897	Fortinet, Inc.(c)	2,756,858
120,365	Fujitsu Ltd.	3,148,344
8,621	Gartner, Inc.(c)	2,140,939
2,338	Guidewire Software, Inc.(c)	546,250
5,271	Horiba Ltd.	491,324
13,391	Indra Sistemas SA	740,269
14,180	Infineon Technologies AG	560,946
89,153	Infosys Ltd.	1,488,674
2,970	InterDigital, Inc.	1,075,021
7,180	International Business Machines Corp.	2,207,204
5,197	IonQ, Inc.(c)	324,189
17,805	Japan Aviation Electronics Industry Ltd.	266,538
15,307	Kaga Electronics Co. Ltd.	355,087
3,284	Keyence Corp.	1,222,523
15,099	Keysight Technologies, Inc.(c)	2,762,513
2,148	KLA Corp.	2,596,374

37

Old Westbury Funds, Inc.
Total Equity Fund
Portfolio of Investments - (Continued)	October 31, 2025

Shares		Value
Information Technology (continued)
7,086	Manhattan Associates, Inc.(c)	$1,290,148
76,585	Microsoft Corp.	39,656,479
5,479	MKS, Inc.	787,387
9,712	Motorola Solutions, Inc.	3,949,968
23,363	Nomura Research Institute Ltd.	914,145
5,475	Novanta, Inc.(c)	695,380
251,918	NVIDIA Corp.	51,010,876
4,912	Onto Innovation, Inc.(c)	662,924
5,642	Oracle Corp.	1,481,646
6,643	Palo Alto Networks, Inc.(c)	1,463,054
8,947	Q2 Holdings, Inc.(c)	552,567
12,955	QUALCOMM, Inc.	2,343,560
2,392	Rambus, Inc.(c)	245,993
6,568	Rigetti Computing, Inc.(c)	290,765
7,579	Riot Platforms, Inc.(c)	149,913
22,823	Samsara, Inc. - Class A(c)	916,800
63,294	Samsung Electronics Co. Ltd.	4,775,648
6,646	SCREEN Holdings Co. Ltd.	633,291
4,830	ServiceNow, Inc.(c)	4,440,122
8,942	Shopify, Inc. - Class A(c)	1,554,656
1,318	Sopra Steria Group	204,939
7,837	SoundHound AI, Inc. - Class A(c)	138,088
138,024	Taiwan Semiconductor Manufacturing Co. Ltd.	6,734,849
9,434	TE Connectivity Plc	2,330,292
81,083	Telefonaktiebolaget LM Ericsson - Class B	817,637
7,432	Texas Instruments, Inc.	1,199,971
21,879	Vontier Corp.	842,341
		236,539,771
Insurance — 1.9%
9,968	Ageas SA	659,504
209,246	AIA Group Ltd.	2,031,724
5,103	Allianz SE	2,048,103
5,730	Arthur J Gallagher & Co.	1,429,578
7,877	ASR Nederland NV	525,698
52,518	Dai-ichi Life Holdings, Inc.	369,749
480	Fairfax Financial Holdings Ltd.	779,297
16,514	Great-West Lifeco, Inc.	700,098
867	Kinsale Capital Group, Inc.	346,340
331,499	Mapfre SA	1,464,216
22,339	MetLife, Inc.	1,783,099
8,405	NN Group NV	575,275
3,805	Palomar Holdings, Inc.(c)	433,808
8,952	Prudential Financial, Inc.	931,008
30,356	Ryan Specialty Holdings, Inc.	1,663,509
44,925	Unipol Assicurazioni SpA	982,061
1,080	Zurich Insurance Group AG	750,196
		17,473,263
Materials — 2.4%
25,737	Acerinox SA	331,663
9,543	Bekaert SA	398,741
Shares		Value
Materials (continued)
44,919	BHP Group Ltd.	$1,277,017
27,628	Billerud Aktiebolag	255,770
19,130	Boliden AB(c)	863,848
58,701	Breedon Group Plc	265,740
39,976	CRH Plc	4,761,142
31,857	Element Solutions, Inc.	851,219
32,301	Fortescue Ltd.	449,955
16,705	Heidelberg Materials AG	3,910,694
13,093	Holcim AG	1,160,677
29,539	International Paper Co.	1,141,387
45,164	Kansai Paint Co. Ltd.	725,039
26,259	Kuraray Co. Ltd.	284,979
39,395	Nippon Kayaku Co. Ltd.	360,309
16,753	Perimeter Solutions, Inc.(c)	393,863
5,733	Sherwin-Williams Co. (The)	1,977,541
617	Solstice Advanced Materials, Inc.(c)	27,797
102,298	SSAB AB - Class A	649,737
18,445	Tokuyama Corp.	459,001
6,465	Vicat SACA	484,372
20,291	voestalpine AG	722,234
		21,752,725
Real Estate — 1.0%
2,913	American Tower Corp. REIT	521,369
361,378	CapitaLand Integrated Commercial Trust REIT	658,010
22,726	Cushman & Wakefield Plc(c)	356,798
20,410	Daiwa House Industry Co. Ltd.	693,047
3,888	FirstService Corp.	619,786
18,951	Prologis, Inc. REIT	2,351,630
6,331	Ryman Hospitality Properties, Inc. REIT	550,227
7,140	Simon Property Group, Inc. REIT	1,254,926
19,436	STAG Industrial, Inc. REIT	743,816
73,688	Sun Hung Kai Properties Ltd.	895,668
14,444	Terreno Realty Corp. REIT	825,186
		9,470,463
Utilities — 2.6%
25,608	Ameren Corp.	2,612,528
24,428	American Electric Power Co., Inc.	2,937,711
13,584	Duke Energy Corp.	1,688,491
39,620	Iberdrola SA	802,159
104,915	NextEra Energy, Inc.	8,540,081
6,572	NRG Energy, Inc.	1,129,464
2,371	Oklo, Inc.(c)	314,798
8,532	Rubis SCA	309,587
26,353	Sempra	2,422,895
26,265	Tokyo Gas Co. Ltd.	920,664

38

Old Westbury Funds, Inc.
Total Equity Fund
Portfolio of Investments - (Continued)	October 31, 2025

Shares		Value
Utilities (continued)
13,073	WEC Energy Group, Inc.	$1,460,646
		23,139,024
Total Common Stocks (Cost $735,883,835)		854,260,887

EXCHANGE-TRADED FUNDS(d) — 2.1%
12,999	Health Care Select Sector SPDR Fund	1,875,106
40,026	iShares MSCI EAFE ETF	3,782,057
8,937	iShares Russell 2000 ETF	2,200,557
82,810	KraneShares CSI China Internet ETF	3,308,259
44,542	State Street SPDR S&P Biotech ETF	5,020,329
5,546	State Street SPDR S&P Oil & Gas Exploration & Production ETF	703,344
24,590	State Street SPDR S&P Regional Banking ETF	1,475,400
10,353	Utilities Select Sector SPDR Fund	922,452

Total Exchange-Traded Funds (Cost $17,058,180)		19,287,504

INVESTMENT COMPANY — 2.7%
24,264,357	Federated Hermes U.S. Treasury Cash Reserves, Premier Class, 3.90%(e)	24,264,357
Total Investment Company (Cost $24,264,357)		24,264,357

TOTAL INVESTMENTS — 99.1% (Cost $777,206,372)		$897,812,748
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.9%		7,811,888
NET ASSETS — 100.0%		$905,624,636

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors.
(b)	Security offered and sold outside of the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933.
(c)	Non-income producing security.
(d)	A copy of the underlying funds’ financial statements is available upon request.
(e)	The rate shown represents the current yield as of October 31, 2025.

The following abbreviations are used in the report:

ADR — American Depositary Receipt

CSI — China Securities Index

ETF — Exchange-Traded Fund

MSCI — Morgan Stanley Capital International

REIT — Real Estate Investment Trust

SPDR — Standard & Poor’s Depositary Receipt

PORTFOLIO DIVERSIFICATION BY COUNTRY

Country:	Value	Value as a percentage of Net Assets
United States	$592,066,558	65.3%
Japan	33,061,173	3.7
United Kingdom	31,285,549	3.5
Germany	20,903,038	2.3
Netherlands	18,566,784	2.1
Canada	16,968,588	1.9
Switzerland	15,257,867	1.7
Ireland	13,385,090	1.5
France	11,011,172	1.2
India	10,470,033	1.2
Sweden	10,062,927	1.1
Spain	8,391,044	0.9
Taiwan	8,078,735	0.9
China	7,650,566	0.8
Hong Kong	6,274,223	0.7
Australia	5,860,074	0.6
Italy	5,714,521	0.6
South Korea	4,775,648	0.5
Brazil	4,355,813	0.5
South Africa	4,206,289	0.5
Austria	3,634,221	0.4
Uruguay	3,125,510	0.3
Singapore	2,932,211	0.3
Norway	2,804,277	0.3
Portugal	2,375,073	0.3
Mexico	2,192,527	0.2
Indonesia	1,807,823	0.2
Denmark	1,681,880	0.2
Chile	1,307,945	0.1
Finland	1,165,629	0.1
Belgium	1,058,245	0.1
Bermuda	663,726	0.1
Luxembourg	623,448	0.1
Bahamas	542,680	0.1
Other*	51,363,749	5.7
	$905,624,636	100.0%

*	Includes cash and equivalents, exchange-traded funds, investment company, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.

39

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments	October 31, 2025

Shares		Value
PREFERRED STOCKS — 0.2%
UNITED STATES — 0.2%
27,600	MetLife, Inc., Series F, 4.75%	$571,872
38,900	Morgan Stanley, Series K, 5.85%	948,771
31,500	Public Storage, Series O, 3.90%	512,505
28,500	US Bancorp, Series L, 3.75%	447,735
122,100	Wells Fargo & Co., Series Z, 4.75%	2,428,569

Total Preferred Stocks (Cost $6,547,571)		4,909,452

EXCHANGE-TRADED FUNDS(a) — 19.8%
UNITED STATES — 19.8%
3,482,215	Invesco Preferred ETF	39,836,540
2,061,297	iShares JP Morgan USD Emerging Markets Bond ETF	199,265,581
1,400,000	iShares MBS ETF	133,770,000
1,115,770	State Street SPDR Bloomberg Convertible Securities ETF	103,945,133

Total Exchange-Traded Funds (Cost $462,233,071)		476,817,254

Principal Amount
CORPORATE BONDS — 5.7%
AUSTRALIA — 0.0%
$425,000	Mineral Resources Ltd., 9.25%, 10/01/28(b)	445,615
175,000	Mineral Resources Ltd., 7.00%, 04/01/31(b)	181,170
		626,785
CANADA — 0.2%
325,000	1261229 BC Ltd., 10.00%, 04/15/32(b)	339,726
450,000	Bausch + Lomb Corp., 8.38%, 10/01/28(b)	470,250
700,000	Brookfield Residential Properties, Inc./Brookfield Residential US LLC, 6.25%, 09/15/27(b)	700,039
450,000	Capstone Copper Corp., 6.75%, 03/31/33(b)	465,640
900,000	ERO Copper Corp., 6.50%, 02/15/30(b)	895,500
200,000	First Quantum Minerals Ltd., 7.25%, 02/15/34(b)	207,702
375,000	Garda World Security Corp., 8.25%, 08/01/32(b)	381,579
400,000	Husky Injection Molding Systems Ltd./Titan Co-Borrower LLC, 9.00%, 02/15/29(b)	413,256
Principal Amount		Value
CANADA (continued)
$275,000	Ontario Gaming GTA LP/OTG Co-Issuer, Inc., 8.00%, 08/01/30(b)	$271,292
		4,144,984
CAYMAN ISLANDS — 0.0%
450,000	Azorra Finance Ltd., 7.75%, 04/15/30(b)	474,422
200,000	Azorra Finance Ltd., 7.25%, 01/15/31(b)	209,193
		683,615
FRANCE — 0.0%
250,000	Iliad Holding SAS, 7.00%, 04/15/32(b)	255,843
IRELAND — 0.1%
450,000	Adient Global Holdings Ltd., 8.25%, 04/15/31(b)	470,079
250,000	Adient Global Holdings Ltd., 7.50%, 02/15/33(b)	258,423
700,000	Cimpress Plc, 7.38%, 09/15/32(b)	711,436
950,000	Perrigo Finance Unlimited Co., Series USD, 6.13%, 09/30/32	958,019
550,000	Phoenix Aviation Capital Ltd., 9.25%, 07/15/30(b)	579,399
		2,977,356
JAPAN — 0.1%
425,000	Kioxia Holdings Corp., 6.25%, 07/24/30(b)	438,805
400,000	Nissan Motor Co. Ltd., 4.81%, 09/17/30(b)	375,166
400,000	Nissan Motor Co. Ltd., 8.13%, 07/17/35(b)	425,421
700,000	Rakuten Group, Inc., 9.75%, 04/15/29(b)	785,141
		2,024,533
JERSEY CHANNEL ISLANDS — 0.0%
425,000	Toucan FinCo Ltd., 9.50%, 05/15/30(b)	398,473
LUXEMBOURG — 0.0%
525,000	Connect Finco SARL/Connect US Finco LLC, 9.00%, 09/15/29(b)	555,930
MALTA — 0.1%
550,000	VistaJet Malta Finance Plc/Vista Management Holding, Inc., 7.88%, 05/01/27(b)	558,122

40

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
MALTA (continued)
$475,000	VistaJet Malta Finance Plc/Vista Management Holding, Inc., 9.50%, 06/01/28(b)	$494,004
		1,052,126
NETHERLANDS — 0.0%
250,000	Axalta Coating Systems Dutch Holding B BV, 7.25%, 02/15/31(b)	262,115
SINGAPORE — 0.1%
631,125	Seagate Data Storage Technology Pte Ltd., 9.63%, 12/01/32(b)	719,412
UNITED KINGDOM — 0.1%
325,000	California Buyer Ltd./Atlantica Sustainable Infrastructure Plc, 6.38%, 02/15/32(b)	328,368
300,000	INEOS Finance Plc, 7.50%, 04/15/29(b)	279,343
675,000	Jaguar Land Rover Automotive Plc, 5.50%, 07/15/29(b)	674,444
1,050,000	Virgin Media Finance Plc, 5.00%, 07/15/30(b)	937,203
650,000	Vmed O2 UK Financing I Plc, 6.75%, 01/15/33(b)	651,597
		2,870,955
UNITED STATES — 5.0%
900,000	Acrisure LLC/Acrisure Finance, Inc., 6.00%, 08/01/29(b)	891,012
650,000	AdaptHealth LLC, 6.13%, 08/01/28(b)	649,768
350,000	Advance Auto Parts, Inc., 7.00%, 08/01/30(b)	353,144
650,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 5.88%, 02/15/28(b)	650,806
400,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 5.75%, 03/31/34(b)	401,762
325,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 7.00%, 01/15/31(b)	336,618
925,000	Allied Universal Holdco LLC, 7.88%, 02/15/31(b)	963,125
325,000	Alpha Generation LLC, 6.75%, 10/15/32(b)	333,966
Principal Amount		Value
UNITED STATES (continued)
$350,000	Alpha Generation LLC, 6.25%, 01/15/34(b)	$354,067
381,965	Ambac Assurance Corp., 5.10%(b)(c)	477,456
550,000	American Airlines, Inc., 8.50%, 05/15/29(b)	573,805
175,000	American Axle & Manufacturing, Inc., 6.38%, 10/15/32(b)	175,520
375,000	American Axle & Manufacturing, Inc., 7.75%, 10/15/33(b)	375,528
200,000	Amsted Industries, Inc., 6.38%, 03/15/33(b)	206,987
700,000	APH Somerset Investor 2 LLC/APH2 Somerset Investor 2 LLC/APH3 Somerset Investor 3 LLC, 7.88%, 11/01/29(b)	721,000
550,000	Apollo Commercial Real Estate Finance, Inc. REIT, 4.63%, 06/15/29(b)	529,375
275,000	Arbor Realty SR, Inc. REIT, 7.88%, 07/15/30(b)	279,832
300,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 6.63%, 10/15/32(b)	305,939
325,000	Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 08/01/33(b)	325,285
630,000	Bank of New York Mellon Corp. (The), Series F, (3 mo. Term SOFR + 3.393%), 4.63%(c)(d)	626,343
475,000	Beacon Mobility Corp., 7.25%, 08/01/30(b)	494,574
450,000	Blackstone Mortgage Trust, Inc. REIT, 7.75%, 12/01/29(b)	474,222
200,000	Block, Inc., 6.00%, 08/15/33(b)	204,499
425,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.00%, 07/15/29(b)	440,900
325,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.25%, 07/15/32(b)	341,279
275,000	BlueLinx Holdings, Inc., 6.00%, 11/15/29(b)	269,876
575,000	Boost Newco Borrower LLC, 7.50%, 01/15/31(b)	610,863
925,000	Boyd Gaming Corp., 4.75%, 06/15/31(b)	890,673

41

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
UNITED STATES (continued)
$850,000	Bread Financial Holdings, Inc., 9.75%, 03/15/29(b)	$907,285
550,000	Bread Financial Holdings, Inc., 6.75%, 05/15/31(b)	553,763
750,000	Brink’s Co. (The), 6.75%, 06/15/32(b)	778,833
325,000	Buckeye Partners LP, 4.50%, 03/01/28(b)	321,735
275,000	Buckeye Partners LP, 6.75%, 02/01/30(b)	287,012
575,000	Builders FirstSource, Inc., 4.25%, 02/01/32(b)	544,033
700,000	Burford Capital Global Finance LLC, 6.25%, 04/15/28(b)	695,261
975,000	Burford Capital Global Finance LLC, 9.25%, 07/01/31(b)	1,009,113
500,000	Caesars Entertainment, Inc., 4.63%, 10/15/29(b)	470,396
650,000	Caesars Entertainment, Inc., 6.50%, 02/15/32(b)	655,413
650,000	Carnival Corp., 6.13%, 02/15/33(b)	670,260
450,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.38%, 06/01/29(b)	444,116
1,250,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 08/15/30(b)	1,171,768
500,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 02/01/31(b)	452,559
800,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 06/01/33(b)	693,597
675,000	Century Communities, Inc., 6.63%, 09/15/33(b)	672,999
325,000	Champ Acquisition Corp., 8.38%, 12/01/31(b)	346,148
1,670,000	Charles Schwab Corp. (The), Series H, (10 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.079%), 4.00%(c)(d)	1,566,164
400,000	Chart Industries, Inc., 7.50%, 01/01/30(b)	417,160
750,000	CHS/Community Health Systems, Inc., 6.00%, 01/15/29(b)	742,500
650,000	Churchill Downs, Inc., 5.50%, 04/01/27(b)	649,766
Principal Amount		Value
UNITED STATES (continued)
$325,000	Civitas Resources, Inc., 5.00%, 10/15/26(b)	$323,389
325,000	Civitas Resources, Inc., 8.63%, 11/01/30(b)	335,999
125,000	Clarios Global LP/Clarios US Finance Co., 6.75%, 02/15/30(b)	129,585
425,000	Clear Channel Outdoor Holdings, Inc., 7.88%, 04/01/30(b)	445,556
350,000	Clear Channel Outdoor Holdings, Inc., 7.13%, 02/15/31(b)	360,940
300,000	Clear Channel Outdoor Holdings, Inc., 7.50%, 03/15/33(b)	313,699
650,000	Cleveland-Cliffs, Inc., 6.88%, 11/01/29(b)	667,488
875,000	Cloud Software Group, Inc., 6.50%, 03/31/29(b)	881,604
400,000	Cloud Software Group, Inc., 8.25%, 06/30/32(b)	420,326
675,000	Cogent Communications Group LLC/Cogent Finance, Inc., 7.00%, 06/15/27(b)	673,480
275,000	Compass Minerals International, Inc., 8.00%, 07/01/30(b)	286,199
400,000	CoreWeave, Inc., 9.25%, 06/01/30(b)	403,890
450,000	CoreWeave, Inc., 9.00%, 02/01/31(b)	451,316
350,000	Crescent Energy Finance LLC, 7.63%, 04/01/32(b)	339,340
250,000	CrossCountry Intermediate HoldCo LLC, 6.50%, 10/01/30(b)	252,306
800,000	Cushman & Wakefield US Borrower LLC, 8.88%, 09/01/31(b)	856,976
575,000	DaVita, Inc., 6.88%, 09/01/32(b)	595,660
250,000	Dcli Bidco LLC, 7.75%, 11/15/29(b)	254,106
375,000	Directv Financing LLC, 8.88%, 02/01/30(b)	372,780
544,000	Directv Financing LLC/Directv Financing Co-Obligor, Inc., 5.88%, 08/15/27(b)	544,026
475,000	DISH DBS Corp., 5.13%, 06/01/29	410,056

42

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
UNITED STATES (continued)
$850,000	DISH Network Corp., 11.75%, 11/15/27(b)	$894,866
825,000	EchoStar Corp., 10.75%, 11/30/29	908,221
518,563	EchoStar Corp., PIK, 6.75%, 11/30/30	535,110
432,000	Edgewell Personal Care Co., 4.13%, 04/01/29(b)	410,296
725,000	Embecta Corp., 5.00%, 02/15/30(b)	687,893
500,000	Endo Finance Holdings, Inc., 8.50%, 04/15/31(b)	529,961
450,000	Energizer Holdings, Inc., 4.75%, 06/15/28(b)	442,710
350,000	Energizer Holdings, Inc., 4.38%, 03/31/29(b)	335,937
425,000	EW Scripps Co. (The), 9.88%, 08/15/30(b)	403,043
1,000,000	Ford Motor Credit Co. LLC, 5.30%, 09/06/29	1,002,330
675,000	Ford Motor Credit Co. LLC, 6.53%, 03/19/32	704,674
825,000	Fortress Intermediate 3, Inc., 7.50%, 06/01/31(b)	860,260
175,000	Freedom Mortgage Holdings LLC, 8.38%, 04/01/32(b)	182,457
750,000	Frontier Communications Holdings LLC, 8.63%, 03/15/31(b)	791,763
300,000	FTAI Aviation Investors LLC, 7.00%, 05/01/31(b)	314,386
700,000	FTAI Aviation Investors LLC, 7.00%, 06/15/32(b)	733,158
675,000	GCI LLC, 4.75%, 10/15/28(b)	658,714
125,000	Gen Digital, Inc., 6.25%, 04/01/33(b)	128,680
722,000	Global Infrastructure Solutions, Inc., 5.63%, 06/01/29(b)	721,727
700,000	Goodyear Tire & Rubber Co. (The), 5.25%, 07/15/31	638,094
400,000	Gray Media, Inc., 10.50%, 07/15/29(b)	431,052
750,000	Gray Media, Inc., 5.38%, 11/15/31(b)	520,670
175,000	Gray Media, Inc., 9.63%, 07/15/32(b)	175,862
275,000	Gulfport Energy Operating Corp., 6.75%, 09/01/29(b)	280,779
Principal Amount		Value
UNITED STATES (continued)
$450,000	Hanesbrands, Inc., 9.00%, 02/15/31(b)	$474,456
600,000	Harvest Midstream I LP, 7.50%, 09/01/28(b)	606,573
175,000	Hawaiian Electric Co., Inc., 6.00%, 10/01/33(b)	176,927
150,000	Herc Holdings, Inc., 7.00%, 06/15/30(b)	157,002
475,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.00%, 02/01/31(b)	449,740
600,000	HUB International Ltd., 7.25%, 06/15/30(b)	626,399
575,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.38%, 02/01/29	494,547
600,000	Insight Enterprises, Inc., 6.63%, 05/15/32(b)	614,077
850,000	Iron Mountain, Inc. REIT, 5.25%, 07/15/30(b)	846,038
550,000	JB Poindexter & Co., Inc., 8.75%, 12/15/31(b)	575,554
475,000	Kaiser Aluminum Corp., 5.88%, 03/01/34(b)	473,263
425,000	KeHE Distributors LLC/KeHE Finance Corp./NextWave Distribution, Inc., 9.00%, 02/15/29(b)	444,979
675,000	Kennedy-Wilson, Inc., 4.75%, 02/01/30	623,416
400,000	Kennedy-Wilson, Inc., 5.00%, 03/01/31	369,233
300,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. REIT, 7.00%, 07/15/31(b)	315,101
925,000	LCM Investments Holdings II LLC, 4.88%, 05/01/29(b)	900,474
300,000	LCM Investments Holdings II LLC, 8.25%, 08/01/31(b)	315,641
525,000	Level 3 Financing, Inc., 6.88%, 06/30/33(b)	537,751
525,000	Level 3 Financing, Inc., 7.00%, 03/31/34(b)	539,387
275,000	LGI Homes, Inc., 7.00%, 11/15/32(b)	263,901
375,000	LifePoint Health, Inc., 5.38%, 01/15/29(b)	362,872
275,000	LifePoint Health, Inc., 9.88%, 08/15/30(b)	296,894

43

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
UNITED STATES (continued)
$375,000	LifePoint Health, Inc., 8.38%, 02/15/32(b)	$404,921
550,000	Lightning Power LLC, 7.25%, 08/15/32(b)	582,592
400,000	Lumen Technologies, Inc., 10.00%, 10/15/32(b)	404,000
925,000	Magnera Corp., 7.25%, 11/15/31(b)	798,696
325,000	Masterbrand, Inc., 7.00%, 07/15/32(b)	337,121
300,000	Mativ Holdings, Inc., 8.00%, 10/01/29(b)	290,711
850,000	Mauser Packaging Solutions Holding Co., 9.25%, 04/15/27(b)	839,299
75,000	Mauser Packaging Solutions Holding Co., 7.88%, 04/15/27(b)	75,197
300,000	Maxim Crane Works Holdings Capital LLC, 11.50%, 09/01/28(b)	317,256
700,000	McGraw-Hill Education, Inc., 5.75%, 08/01/28(b)	698,591
425,000	Michaels Cos., Inc. (The), 5.25%, 05/01/28(b)	396,857
525,000	Midcontinent Communications, 8.00%, 08/15/32(b)	534,760
775,000	NCL Corp. Ltd., 6.75%, 02/01/32(b)	796,360
550,000	Neptune Bidco US, Inc., 9.29%, 04/15/29(b)	543,125
925,000	New Enterprise Stone & Lime Co., Inc., 5.25%, 07/15/28(b)	920,946
400,000	Newell Brands, Inc., 8.50%, 06/01/28(b)	410,367
750,000	Nissan Motor Acceptance Co. LLC, 2.75%, 03/09/28(b)	703,882
400,000	Northern Oil & Gas, Inc., 7.88%, 10/15/33(b)	389,601
150,000	Novelis Corp., 6.88%, 01/30/30(b)	155,706
750,000	Novelis Corp., 3.88%, 08/15/31(b)	687,240
575,000	NRG Energy, Inc., 6.00%, 01/15/36(b)	584,897
475,000	Olin Corp., 6.63%, 04/01/33(b)	470,381
400,000	Olympus Water US Holding Corp., 7.25%, 02/15/33(b)	398,148
Principal Amount		Value
UNITED STATES (continued)
$325,000	OneMain Finance Corp., 5.38%, 11/15/29	$322,426
350,000	OneMain Finance Corp., 6.13%, 05/15/30	354,116
975,000	OneSky Flight LLC, 8.88%, 12/15/29(b)	1,034,640
500,000	Open Text Holdings, Inc., 4.13%, 12/01/31(b)	465,498
925,000	Organon & Co./Organon Foreign Debt Co-Issuer BV, 5.13%, 04/30/31(b)	709,047
325,000	Owens-Brockway Glass Container, Inc., 7.25%, 05/15/31(b)	318,502
200,000	Pagaya US Holdings Co. LLC, 8.88%, 08/01/30(b)	181,068
700,000	Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer REIT, 5.88%, 10/01/28(b)	699,375
200,000	Park River Holdings, Inc., 8.00%, 03/15/31(b)	205,889
400,000	Patrick Industries, Inc., 6.38%, 11/01/32(b)	407,839
275,000	PennyMac Financial Services, Inc., 7.88%, 12/15/29(b)	292,229
700,000	PennyMac Financial Services, Inc., 6.88%, 02/15/33(b)	724,106
725,000	Phinia, Inc., 6.63%, 10/15/32(b)	745,768
675,000	Post Holdings, Inc., 4.63%, 04/15/30(b)	654,441
1,000,000	PRA Group, Inc., 5.00%, 10/01/29(b)	909,740
475,000	Prestige Brands, Inc., 3.75%, 04/01/31(b)	440,670
575,000	Prime Healthcare Services, Inc., 9.38%, 09/01/29(b)	604,923
450,000	Qnity Electronics, Inc., 5.75%, 08/15/32(b)	457,935
250,000	Qnity Electronics, Inc., 6.25%, 08/15/33(b)	256,740
150,000	Quikrete Holdings, Inc., 6.38%, 03/01/32(b)	155,582
275,000	Quikrete Holdings, Inc., 6.75%, 03/01/33(b)	286,153
554,000	Raising Cane’s Restaurants LLC, 9.38%, 05/01/29(b)	579,972
525,000	Range Resources Corp., 8.25%, 01/15/29	535,577

44

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
UNITED STATES (continued)
$700,000	Resorts World Las Vegas LLC/RWLV Capital, Inc., 4.63%, 04/16/29(b)	$631,917
375,000	RHP Hotel Properties LP/RHP Finance Corp. REIT, 6.50%, 04/01/32(b)	385,771
125,000	Rivers Enterprise Lender LLC/Rivers Enterprise Lender Corp., 6.25%, 10/15/30(b)	126,019
575,000	Rocket Cos., Inc., 6.38%, 08/01/33(b)	598,995
950,000	Rocket Software, Inc., 9.00%, 11/28/28(b)	978,954
1,050,000	Rocket Software, Inc., 6.50%, 02/15/29(b)	1,020,052
175,000	Rockies Express Pipeline LLC, 6.75%, 03/15/33(b)	183,162
650,000	Rockies Express Pipeline LLC, 6.88%, 04/15/40(b)	670,181
407,000	Royal Caribbean Cruises Ltd., 6.00%, 02/01/33(b)	417,871
300,000	Sabre GLBL, Inc., 10.75%, 11/15/29(b)	285,000
250,000	Sabre GLBL, Inc., 11.13%, 07/15/30(b)	236,250
415,000	SCIH Salt Holdings, Inc., 4.88%, 05/01/28(b)	410,465
275,000	Sealed Air Corp., 7.25%, 02/15/31(b)	288,674
775,000	Service Properties Trust REIT, 5.50%, 12/15/27	754,864
800,000	Service Properties Trust REIT, 4.95%, 10/01/29	691,299
625,000	Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 6.75%, 08/15/32(b)	645,521
350,000	Sinclair Television Group, Inc., 4.38%, 12/31/32(b)	255,500
625,000	Sinclair Television Group, Inc., 8.13%, 02/15/33(b)	636,931
675,000	Sirius XM Radio LLC, 4.00%, 07/15/28(b)	656,047
125,000	Snap, Inc., 6.88%, 03/01/33(b)	127,831
175,000	Snap, Inc., 6.88%, 03/15/34(b)	178,132
425,000	Spirit AeroSystems, Inc., 9.38%, 11/30/29(b)	446,324
650,000	SS&C Technologies, Inc., 5.50%, 09/30/27(b)	650,365
Principal Amount		Value
UNITED STATES (continued)
$800,000	Standard Building Solutions, Inc., 6.50%, 08/15/32(b)	$822,401
800,000	Starwood Property Trust, Inc. REIT, 3.63%, 07/15/26(b)	793,653
350,000	Sunoco LP, 5.63%, 03/15/31(b)	350,226
375,000	Sunoco LP, 5.88%, 03/15/34(b)	374,938
450,000	Talen Energy Supply LLC, 6.50%, 02/01/36(b)	466,066
675,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 6.00%, 12/31/30(b)	669,845
1,000,000	TEGNA, Inc., 5.00%, 09/15/29	992,519
300,000	Tenneco, Inc., 8.00%, 11/17/28(b)	299,182
225,000	Terex Corp., 6.25%, 10/15/32(b)	228,194
200,000	TopBuild Corp., 5.63%, 01/31/34(b)	200,811
700,000	TransDigm, Inc., 7.13%, 12/01/31(b)	730,286
400,000	TransDigm, Inc., 6.00%, 01/15/33(b)	406,353
725,000	TransDigm, Inc., 6.38%, 05/31/33(b)	739,016
925,000	TriNet Group, Inc., 7.13%, 08/15/31(b)	959,732
1,650,000	Truist Financial Corp., Series N, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.003%), 6.67%(c)(d)	1,656,833
925,000	United Wholesale Mortgage LLC, 5.50%, 04/15/29(b)	910,981
600,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC REIT, 6.50%, 02/15/29(b)	561,556
750,000	Univision Communications, Inc., 8.00%, 08/15/28(b)	772,083
200,000	Univision Communications, Inc., 9.38%, 08/01/32(b)	211,115
625,000	US Acute Care Solutions LLC, 9.75%, 05/15/29(b)	636,444
950,000	Venture Global LNG, Inc., 8.13%, 06/01/28(b)	978,619
675,000	Venture Global LNG, Inc., 9.50%, 02/01/29(b)	726,478

45

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
UNITED STATES (continued)
$675,000	Venture Global Plaquemines LNG LLC, 6.75%, 01/15/36(b)	$714,900
125,000	Veritiv Operating Co., 10.50%, 11/30/30(b)	130,085
325,000	VF Corp., 2.95%, 04/23/30	285,724
350,000	Viavi Solutions, Inc., 3.75%, 10/01/29(b)	329,990
600,000	Victra Holdings LLC/Victra Finance Corp., 8.75%, 09/15/29(b)	636,620
325,000	Vistra Operations Co. LLC, 6.88%, 04/15/32(b)	341,361
425,000	VOC Escrow Ltd., 5.00%, 02/15/28(b)	423,821
275,000	Warnermedia Holdings, Inc., 4.05%, 03/15/29	267,036
700,000	Warnermedia Holdings, Inc., 5.05%, 03/15/42	561,911
125,000	Waste Pro USA, Inc., 7.00%, 02/01/33(b)	129,928
450,000	WESCO Distribution, Inc., 6.38%, 03/15/33(b)	470,083
350,000	Whirlpool Corp., 6.13%, 06/15/30	346,562
450,000	Whirlpool Corp., 6.50%, 06/15/33	439,036
325,000	Williams Scotsman, Inc., 6.63%, 06/15/29(b)	334,611
375,000	Williams Scotsman, Inc., 6.63%, 04/15/30(b)	387,791
500,000	Windstream Services LLC, 7.50%, 10/15/33(b)	499,095
625,000	Windstream Services LLC/Windstream Escrow Finance Corp., 8.25%, 10/01/31(b)	638,216
700,000	WR Grace Holdings LLC, 5.63%, 08/15/29(b)	640,528
255,000	WULF Compute LLC, 7.75%, 10/15/30(b)	264,913
450,000	XHR LP REIT, 6.63%, 05/15/30(b)	459,324
200,000	XPLR Infrastructure Operating Partners LP, 7.25%, 01/15/29(b)	205,733
100,000	XPLR Infrastructure Operating Partners LP, 8.38%, 01/15/31(b)	104,628
Principal Amount		Value
UNITED STATES (continued)
$450,315	Zayo Group Holdings, Inc., PIK, 9.25%, 03/09/30(b)	$428,178
700,000	ZF North America Capital, Inc., 7.13%, 04/14/30(b)	681,431
500,000	ZF North America Capital, Inc., 7.50%, 03/24/31(b)	480,795
		119,432,340
Total Corporate Bonds (Cost $133,875,302)		136,004,467

ASSET-BACKED SECURITIES — 14.3%
CAYMAN ISLANDS — 0.5%
Collateralized Loan Obligations — 0.5%
17,550,000	CBAM Ltd., Series 2019-10A, Class SUB, 6.65%, 04/20/32(b)(d)(e)	3,165,493
9,915,625	Cedar Funding VII CLO Ltd., Series 2018-7A, Class SUB, 6.24%, 01/20/31(b)(d)(e)	1,244,149
12,131,250	Madison Park Funding XLII Ltd., Series 13A, Class SUB, 2.25%, 11/21/47(b)(d)(e)	3,107,541
5,000,000	Romark CLO II Ltd., Series 2018-2A, Class SUB, 6.66%, 07/25/31(b)(d)(e)	547,797
5,000,000	Romark CLO Ltd., Series 2017-1A, Class SUB, 7.17%, 10/23/30(b)(d)(e)	722,800
7,500,000	Romark WM-R Ltd., Series 2018-1A, Class F, (3 mo. Term SOFR + 8.362%), 12.25%, 04/20/31(b)(d)(e)	3,828,439
		12,616,219
UNITED STATES — 13.8%
Other Asset-Backed Securities — 13.8%
114,341	Aegis Asset-Backed Securities Corp. Mortgage Pass-Through Certificates, Series 2003-3, Class M1, (1 mo. Term SOFR + 1.164%), 5.16%, 01/25/34(d)	115,787
5,758,524	Ajax Mortgage Loan Trust, Series 2023-B, Class A, STEP, 4.25%, 10/25/62(b)	5,693,201
873,700	Ajax Mortgage Loan Trust, Series 2023-B, Class B, STEP, 4.25%, 10/25/62(b)	853,409

46

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$1,949,821	Ajax Mortgage Loan Trust, Series 2023-B, Class C, 3.21%, 10/25/62(b)(f)	$1,348,447
105,453	Ajax Mortgage Loan Trust, Series 2023-B, Class SA, 1.13%, 10/25/62(b)(f)	102,038
5,000,000	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R3, Class M7, (1 mo. Term SOFR + 2.094%), 6.09%, 05/25/35(d)	4,376,314
1,800,000	AMSR Trust, Series 2023-SFR2, Class F1, 3.95%, 06/17/40(b)	1,698,658
2,230,000	AMSR Trust, Series 2023-SFR2, Class F2, 3.95%, 06/17/40(b)	2,079,713
6,126,407	Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (1 mo. Term SOFR + 0.594%), 4.59%, 05/25/35(d)	5,124,213
4,736,330	Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-W5, Class M1, (1 mo. Term SOFR + 0.804%), 4.80%, 01/25/36(d)	5,182,492
6,035,547	Asset Backed Securities Corp. Home Equity Loan Trust, Series 2006- HE1, Class M2, (1 mo. Term SOFR + 0.744%), 3.49%, 01/25/36(d)	5,586,538
5,740,000	BankAmerica Manufactured Housing Contract Trust, Series 1997-2, Class B1, 7.07%, 02/10/22(d)	457,053
5,000,000	BankAmerica Manufactured Housing Contract Trust, Series 1998-2, Class B1, 7.18%, 12/10/25(d)	403,868
5,898,001	Barclays Mortgage Trust, Series 2021- NPL1, Class A, STEP, 5.00%, 11/25/51(b)	5,896,015
1,212,650	Barclays Mortgage Trust, Series 2021- NPL1, Class B, STEP, 7.63%, 11/25/51(b)	1,213,452
2,431,419	Barclays Mortgage Trust, Series 2021- NPL1, Class C, 0.00%, 11/25/51(b)(f)	3,318,886
Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$4,317,179	Bayview Financial Revolving Asset Trust, Series 2004-B, Class A1, (1 mo. Term SOFR + 1.114%), 5.10%, 05/28/39(b)(d)	$3,567,311
511,018	Bayview Financial Revolving Asset Trust, Series 2004-B, Class A2, (1 mo. Term SOFR + 1.414%), 5.40%, 05/28/39(b)(d)	238,490
411,710	Bayview Financial Revolving Asset Trust, Series 2005-E, Class A1, (1 mo. Term SOFR + 1.114%), 5.10%, 12/28/40(b)(d)	418,918
864,685	Bayview Financial Revolving Asset Trust, Series 2005-E, Class A2A, (1 mo. Term SOFR + 1.044%), 5.03%, 12/28/40(b)(d)	846,146
908,185	Bear Stearns Asset Backed Securities I Trust, Series 2005-TC1, Class M4, (1 mo. Term SOFR + 1.914%), 4.74%, 05/25/35(d)	913,323
2,323,317	Bear Stearns Asset Backed Securities I Trust, Series 2006-HE1, Class 1M4, (1 mo. Term SOFR + 1.134%), 4.90%, 12/25/35(d)	2,292,296
2,300,205	Bear Stearns Asset Backed Securities I Trust, Series 2006-HE10, Class 22A, (1 mo. Term SOFR + 0.394%), 4.39%, 12/25/36(d)	2,369,150
581,740	Bear Stearns Asset Backed Securities I Trust, Series 2006-HE9, Class M1, (1 mo. Term SOFR + 0.549%), 4.54%, 11/25/36(d)	594,100
4,650,000	Bear Stearns Asset Backed Securities Trust, Series 2006-SD1, Class M3, (1 mo. Term SOFR + 2.364%), 6.36%, 04/25/36(d)	5,001,184
4,884,740	Carrington Mortgage Loan Trust, Series 2007-FRE1, Class A4, (1 mo. Term SOFR + 0.534%), 4.53%, 12/26/36(d)	4,336,902
7,830,346	Carrington Mortgage Loan Trust, Series 2007-FRE1, Class M1, (1 mo. Term SOFR + 0.614%), 4.61%, 02/25/37(d)	6,562,092

47

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$4,038,230	Cascade MH Asset Trust, Series 2019- MH1, Class A, 4.00%, 11/25/44(b)(d)	$3,881,595
3,400,000	CFMT LLC, Series 2023-HB11, Class M2, 4.00%, 02/25/37(b)(d)	3,346,487
1,600,000	CFMT LLC, Series 2024-HB13, Class M2, 3.00%, 05/25/34(b)(d)	1,537,596
2,500,000	CFMT LLC, Series 2024-HB13, Class M3, 3.00%, 05/25/34(b)(d)	2,374,045
2,000,000	CFMT LLC, Series 2024-HB13, Class M4, 3.00%, 05/25/34(b)(d)	1,892,671
6,000,000	CIT Mortgage Loan Trust, Series 2007-1, Class 1M2, (1 mo. Term SOFR + 1.864%), 5.86%, 10/25/37(b)(d)	6,011,467
3,766,500	CIT Mortgage Loan Trust, Series 2007-1, Class 2M2, (1 mo. Term SOFR + 1.864%), 5.86%, 10/25/37(b)(d)	3,714,087
2,636,741	Citigroup Mortgage Loan Trust, Series 2007-AHL2, Class A3B, (1 mo. Term SOFR + 0.314%), 4.31%, 05/25/37(d)	1,796,418
70,852	Citigroup Mortgage Loan Trust, Series 2007-AHL2, Class A3C, (1 mo. Term SOFR + 0.384%), 4.38%, 05/25/37(d)	48,299
3,078,865	Citigroup Mortgage Loan Trust, Series 2007-AHL3, Class A3B, (1 mo. Term SOFR + 0.284%), 4.28%, 07/25/45(d)	2,173,819
621,436	Conseco Finance Corp., Series 1998-2, Class M1, 6.94%, 12/01/28(d)	626,229
2,005,589	Conseco Finance Corp., Series 1999-5, Class A5, 7.86%, 03/01/30(d)	539,352
2,262,622	Conseco Finance Corp., Series 1999-5, Class A6, 7.50%, 03/01/30(d)	582,250
11,183,347	Conseco Finance Securitizations Corp., Series 2000-1, Class A5, 8.06%, 09/01/29(d)	1,407,254
Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$2,601,831	Countrywide Asset-Backed Certificates, Series 2007-QX1, Class A1, (1 mo. Term SOFR + 0.614%), 4.94%, 05/25/37(b)(d)	$2,407,635
715,591	Countrywide Asset-Backed Certificates Trust, Series 2006-11, Class 1AF4, 6.30%, 12/25/35(d)	696,419
1,223,099	Countrywide Asset-Backed Certificates Trust, Series 2006-13, Class 1AF4, 3.94%, 01/25/37(d)	1,208,564
9,402,439	Countrywide Asset-Backed Certificates Trust, Series 2006-18, Class M1, (1 mo. Term SOFR + 0.564%), 4.56%, 03/25/37(d)	9,829,200
6,433,777	Countrywide Asset-Backed Certificates Trust, Series 2006-22, Class M1, (1 mo. Term SOFR + 0.459%), 4.45%, 05/25/47(d)	6,388,753
6,164,381	Countrywide Asset-Backed Certificates Trust, Series 2006-26, Class M1, (1 mo. Term SOFR + 0.489%), 4.48%, 06/25/37(d)	5,970,749
807,868	Countrywide Asset-Backed Certificates Trust, Series 2007-BC2, Class M1, (1 mo. Term SOFR + 0.624%), 4.62%, 06/25/37(d)	413,840
238,665	Countrywide Revolving Home Equity Loan Resecuritization Trust, Series 2006-C, Class 2A, (1 mo. Term SOFR + 0.294%), 4.33%, 05/15/36(d)	237,260
289,906	Countrywide Revolving Home Equity Loan Resecuritization Trust, Series 2006-RES, Class 4T1B, (1 mo. Term SOFR + 0.354%), 4.39%, 02/15/30(b)(d)	281,353
2,889,301	Credit Suisse Mortgage Capital Certificates Trust, Series 2017-2, Class CERT, 0.42%, 02/01/47(b)(f)	2,490,414
1,727,171	Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB6, Class A4, (1 mo. Term SOFR + 0.454%), 4.45%, 07/25/37(b)(d)	1,155,768

48

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$1,131,773	Cross Mortgage Trust, Series 2025- CES1, Class A1A, STEP, 5.30%, 11/01/60(b)	$1,131,755
4,551,811	First Frankin Mortgage Loan Trust, Series 2006-FF4, Class M1, (1 mo. Term SOFR + 0.654%), 4.24%, 03/25/36(d)	4,398,435
1,005,042	First Franklin Mortgage Loan Trust, Series 2003-FF4, Class M1, (1 mo. Term SOFR + 1.914%), 6.05%, 10/25/33(d)	998,545
9,145,230	First Franklin Mortgage Loan Trust, Series 2006-FF8, Class M1, (1 mo. Term SOFR + 0.489%), 4.48%, 07/25/36(d)	8,023,400
4,473,799	First Franklin Mortgage Loan Trust, Series 2006-FFH1, Class M2, (1 mo. Term SOFR + 0.714%), 4.71%, 01/25/36(d)	4,107,221
3,156,695	First Franklin Mortgage Loan Trust, Series 2007-FF2, Class A2C, (1 mo. Term SOFR + 0.414%), 4.41%, 03/25/37(d)	1,507,110
2,710,000	FirstKey Homes Trust, Series 2020-SFR2, Class F1, 3.02%, 10/19/37(b)	2,703,306
4,000,000	FirstKey Homes Trust, Series 2022-SFR1, Class E1, 5.00%, 05/19/39(b)	3,958,170
4,000,000	FirstKey Homes Trust, Series 2022-SFR1, Class E2, 5.00%, 05/19/39(b)	3,941,590
2,553,000	FirstKey Homes Trust, Series 2022-SFR2, Class E1, 4.50%, 07/17/39(b)	2,501,282
1,367,010	Fremont Home Loan Trust, Series 2005-D, Class M1, (1 mo. Term SOFR + 0.729%), 4.72%, 11/25/35(d)	1,269,535
1,500,000	FRTKL, Series 2021-SFR1, Class F, 3.17%, 09/17/38(b)	1,457,070
228,014	GMACM Home Equity Loan Trust, Series 2005-HE3, Class A3, (1 mo. Term SOFR + 0.614%), 4.61%, 02/25/36(d)	221,445
4,480,390	Greenpoint Manufactured Housing, Series 2000-3, Class IA, 8.37%, 06/20/31(d)	1,402,286
Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$2,463,906	GSAA Home Equity Trust, Series 2005-14, Class 1A2, (1 mo. Term SOFR + 0.814%), 4.81%, 12/25/35(d)	$1,108,079
7,699,449	GSAA Home Equity Trust, Series 2006-5, Class 1A1, (1 mo. Term SOFR + 0.474%), 4.47%, 03/25/36(d)	2,190,207
14,377,247	GSAA Home Equity Trust, Series 2007-9, Class A3A, 7.00%, 10/25/37	5,444,767
322,266	GSAA Trust, Series 2006-7, Class AF2, 5.99%, 03/25/46(d)	113,586
3,566,000	GSAMP Trust, Series 2007-HS1, Class M5, (1 mo. Term SOFR + 3.489%), 7.48%, 02/25/47(d)	3,570,408
2,884,623	Home Equity Asset Trust, Series 2007-1, Class 2A3, (1 mo. Term SOFR + 0.414%), 4.41%, 05/25/37(d)	2,480,582
2,878,487	Home Partners of America Trust, Series 2021-2, Class F, 3.80%, 12/17/26(b)	2,806,606
3,595,746	Home Partners of America Trust, Series 2021-3, Class F, 4.24%, 01/17/41(b)	3,323,002
4,228,773	HSI Asset Loan Obligation Trust, Series 2007-WF1, Class A3, STEP, 6.23%, 12/25/36	1,303,414
91,909	Irwin Home Equity Loan Trust, Series 2006-3, Class 2A3, STEP, 6.53%, 09/25/37(b)	92,182
100,877	JP Morgan Mortgage Acquisition Trust, Series 2006-WF1, Class A4, STEP, 6.63%, 07/25/36	26,277
199,098	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC2, Class A3, (1 mo. Term SOFR + 0.294%), 4.29%, 07/25/36(d)	92,584
450,988	Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class M1, 6.63%, 04/15/40(d)	453,938

49

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$203,801	Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A1, (1 mo. Term SOFR + 0.204%), 4.20%, 06/25/37(b)(d)	$136,695
1,129,869	Lehman XS Trust, Series 2007-20N, Class A1, (1 mo. Term SOFR + 2.414%), 6.41%, 12/25/37(d)	1,140,465
3,727,360	Long Beach Mortgage Loan Trust, Series 2006-2, Class 1A, (1 mo. Term SOFR + 0.474%), 4.47%, 03/25/46(d)	3,273,175
4,709,233	Long Beach Mortgage Loan Trust, Series 2006-9, Class 2A3, (1 mo. Term SOFR + 0.434%), 4.43%, 10/25/36(d)	1,462,612
1,041,539	Mastr Asset Backed Securities Trust, Series 2007-NCW, Class A1, (1 mo. Term SOFR + 0.414%), 4.41%, 05/25/37(b)(d)	936,160
3,623,411	MASTR Second Lien Trust, Series 2006-1, Class A, (1 mo. Term SOFR + 0.434%), 4.43%, 03/25/36(d)	196,009
1,796,478	MERIT Securities Corp., Series 13, Class M2, STEP, 7.88%, 12/28/33	1,766,061
6,826,443	Merrill Lynch Mortgage Investors Trust, Series 2006-RM5, Class A2D, (1 mo. Term SOFR + 0.614%), 4.61%, 10/25/37(d)	1,015,814
857,439	Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-HE4, Class A4, (1 mo. Term SOFR + 0.594%), 4.59%, 06/25/36(d)	431,612
5,522,008	Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-NC1, Class A1, (1 mo. Term SOFR + 0.244%), 4.24%, 11/25/36(d)	2,432,763
876,225	Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-SEA1, Class 2A1, (1 mo. Term SOFR + 3.914%), 7.91%, 02/25/47(b)(d)	840,588
Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$3,575,668	Morgan Stanley Capital I, Inc. Trust, Series 2006-NC2, Class M1, (1 mo. Term SOFR + 0.654%), 4.65%, 02/25/36(d)	$3,534,702
3,856,148	Morgan Stanley Mortgage Loan Trust, Series 2006-12XS, Class A4, STEP, 6.51%, 10/25/36	827,724
163,264	Morgan Stanley Mortgage Loan Trust, Series 2006-4SL, Class A1, (1 mo. Term SOFR + 0.414%), 4.41%, 03/25/36(d)	166,295
5,733,185	New Century Home Equity Loan Trust, Series 2005-C, Class M2, (1 mo. Term SOFR + 0.789%), 4.78%, 12/25/35(d)	5,098,487
6,500,000	New Residential Mortgage Loan Trust, Series 2022-SFR1, Class F, 4.44%, 02/17/39(b)	6,365,352
5,000,000	New Residential Mortgage Loan Trust, Series 2022-SFR2, Class E1, 4.00%, 09/04/39(b)	4,810,144
5,000,000	New Residential Mortgage Loan Trust, Series 2022-SFR2, Class F, 4.00%, 09/04/39(b)	4,725,480
327,955	Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-S5, Class A1, (1 mo. Term SOFR + 0.514%), 4.51%, 10/25/36(b)(d)	662,295
638,757	Oakwood Mortgage Investors, Inc., Series 1999-C, Class A2, 7.48%, 08/15/27	471,605
9,752,270	Oakwood Mortgage Investors, Inc., Series 2000-D, Class A4, 7.40%, 07/15/30(d)	1,234,411
8,572,117	Oakwood Mortgage Investors, Inc., Series 2001-C, Class A2, 5.92%, 06/15/31(d)	478,770
5,947,218	Oakwood Mortgage Investors, Inc., Series 2001-C, Class A3, 6.61%, 06/15/31(d)	370,879
6,795,981	Oakwood Mortgage Investors, Inc., Series 2001-C, Class A4, 7.41%, 06/15/31(d)	474,782
444,911	Oakwood Mortgage Investors, Inc., Series 2001-D, Class A3, 5.90%, 09/15/22(d)	157,171

50

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$3,000,000	Pagaya AI Technology in Housing Trust, Series 2023-1, Class F, 3.60%, 10/25/40(b)	$2,533,326
2,955,985	Popular ABS Mortgage Pass-Through Trust, Series 2005-3, Class M2, STEP, 3.41%, 07/25/35	2,539,611
2,506,656	Progress Residential Trust, Series 2021- SFR10, Class F, 4.61%, 12/17/40(b)	2,466,164
2,500,000	Progress Residential Trust, Series 2021- SFR11, Class F, 4.42%, 01/17/39(b)	2,426,290
3,500,000	Progress Residential Trust, Series 2021- SFR8, Class F, 3.18%, 10/17/38(b)	3,428,725
2,400,000	Progress Residential Trust, Series 2021- SFR9, Class F, 4.05%, 11/17/40(b)	2,322,227
4,000,000	Progress Residential Trust, Series 2022- SFR1, Class F, 4.88%, 02/17/41(b)	3,892,851
3,000,000	Progress Residential Trust, Series 2022- SFR1, Class G, 5.52%, 02/17/41(b)	2,938,741
1,548,000	Progress Residential Trust, Series 2022- SFR3, Class E2, 5.60%, 04/17/39(b)	1,544,178
4,751,000	Progress Residential Trust, Series 2022- SFR4, Class E1, 6.12%, 05/17/41(b)	4,777,529
925,000	Progress Residential Trust, Series 2023- SFR1, Class E1, 6.15%, 03/17/40(b)	924,928
1,144,319	RAAC Trust, Series 2006-SP3, Class M3, (1 mo. Term SOFR + 1.464%), 5.46%, 08/25/36(d)	1,189,146
3,825,000	Residential Asset Securities Corp. Trust, Series 2005-KS10, Class M4, (1 mo. Term SOFR + 0.984%), 4.98%, 11/25/35(d)	3,414,722
1,282,101	Residential Asset Securities Corp. Trust, Series 2006-KS4, Class M2, (1 mo. Term SOFR + 0.404%), 4.54%, 06/25/36(d)	1,274,541
Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$3,500,000	RMF Buyout Issuance Trust, Series 2021-HB1, Class M4, 4.70%, 11/25/31(b)(d)	$3,330,381
3,476,351	RMF Buyout Issuance Trust, Series 2021-HB1, Class M6, 6.00%, 11/25/31(b)(d)	3,150,223
4,214,348	Saxon Asset Securities Trust, Series 2006-2, Class M3, (1 mo. Term SOFR + 0.594%), 4.59%, 09/25/36(d)	3,487,572
8,526,130	Saxon Asset Securities Trust, Series 2007-1, Class M1, (1 mo. Term SOFR + 0.404%), 4.40%, 01/25/47(d)	8,885,371
5,474,492	Securitized Asset Backed Receivables LLC Trust, Series 2007-BR1, Class A2B, (1 mo. Term SOFR + 0.654%), 4.65%, 02/25/37(d)	2,329,649
11,889,029	Soundview Home Loan Trust, Series 2006-OPT5, Class M1, (1 mo. Term SOFR + 0.489%), 4.48%, 07/25/36(d)	10,411,914
4,539,480	Structured Asset Investment Loan Trust, Series 2005-9, Class M2, (1 mo. Term SOFR + 0.789%), 4.78%, 11/25/35(d)	4,239,678
4,396,227	Structured Asset Investment Loan Trust, Series 2005-HE1, Class M3, (1 mo. Term SOFR + 0.864%), 4.86%, 07/25/35(d)	3,265,046
2,514,826	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-WF1, Class M1, (1 mo. Term SOFR + 0.774%), 4.77%, 02/25/37(d)	4,753,625
1,500,000	Tricon Residential Trust, Series 2021- SFR1, Class F, 3.69%, 07/17/38(b)	1,480,411
968,000	Tricon Residential Trust, Series 2021- SFR1, Class G, 4.13%, 07/17/38(b)	954,726
1,600,000	Tricon Residential Trust, Series 2022- SFR1, Class E2, 5.74%, 04/17/39(b)	1,590,288
4,000,000	Tricon Residential Trust, Series 2022- SFR2, Class E, 7.51%, 07/17/40(b)	4,050,755

51

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$2,457,081	VOLT CVI LLC, Series 2021-NP12, Class A1, STEP, 5.73%, 12/26/51(b)	$2,458,530
3,796,484	Washington Mutual Asset-Backed Certificates Trust, Series 2007- HE1, Class 2A3, (1 mo. Term SOFR + 0.414%), 4.41%, 01/25/37(d)	1,723,102
1,492,916	Washington Mutual Asset-Backed Certificates Trust, Series 2007- HE1, Class 2A4, (1 mo. Term SOFR + 0.574%), 4.57%, 01/25/37(d)	677,285
4,848,843	Washington Mutual Asset-Backed Certificates Trust, Series 2007- HE2, Class 2A3, (1 mo. Term SOFR + 0.614%), 4.61%, 04/25/37(d)	1,758,168
7,641,203	Yale Mortgage Loan Trust, Series 2007- 1, Class A, (1 mo. Term SOFR + 0.514%), 4.51%, 06/25/37(b)(d)	2,378,939
		331,836,995
Total Asset-Backed Securities (Cost $431,687,078)		344,453,214

NON-AGENCY MORTGAGE-BACKED SECURITIES — 24.4%
COLLATERALIZED MORTGAGE OBLIGATIONS — 22.3%
1,579,000	ACRA Trust, Series 2024-NQM1, Class B1, 8.12%, 10/25/64(b)(d)	1,613,776
2,500,000	ACRA Trust, Series 2024-NQM1, Class M1B, 7.19%, 10/25/64(b)(d)	2,534,890
180,131	Adjustable Rate Mortgage Trust, Series 2005-3, Class 2A1, 4.72%, 07/25/35(d)	167,696
1,373,736	Adjustable Rate Mortgage Trust, Series 2007-1, Class 4A1, 5.47%, 03/25/37(d)	898,503
1,179	Ajax Mortgage Loan Trust, Series 2017-D, Class B, 2.17%, 12/25/57(b)(d)	410
1,303,390	Ajax Mortgage Loan Trust, Series 2021-C, Class B, STEP, 6.72%, 01/25/61(b)	1,290,395
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$3,023,611	Ajax Mortgage Loan Trust, Series 2021-C, Class C, 1.33%, 01/25/61(b)(f)	$3,630,750
4,908,384	Ajax Mortgage Loan Trust, Series 2021-D, Class A, STEP, 5.00%, 03/25/60(b)	4,905,858
2,107,866	Ajax Mortgage Loan Trust, Series 2021-D, Class B, 7.00%, 03/25/60(b)(d)	2,093,087
2,912,407	Ajax Mortgage Loan Trust, Series 2021-D, Class C, 0.00%, 03/25/60(b)(d)	3,561,122
3,041,340	Ajax Mortgage Loan Trust, Series 2021-E, Class B2, 3.70%, 12/25/60(b)(d)	1,905,620
4,000,000	Ajax Mortgage Loan Trust, Series 2021-E, Class M1, 2.94%, 12/25/60(b)(d)	2,915,421
6,318,090	Ajax Mortgage Loan Trust, Series 2021-F, Class A, STEP, 4.88%, 06/25/61(b)	6,313,517
2,150,815	Ajax Mortgage Loan Trust, Series 2021-F, Class B, STEP, 6.75%, 06/25/61(b)	2,138,663
3,148,920	Ajax Mortgage Loan Trust, Series 2021-F, Class C, 0.35%, 06/25/61(b)(f)	3,085,301
4,892,779	Ajax Mortgage Loan Trust, Series 2022-A, Class A1, STEP, 3.50%, 10/25/61(b)	4,766,423
532,000	Ajax Mortgage Loan Trust, Series 2022-A, Class A2, 3.00%, 10/25/61(b)(d)	493,521
914,036	Ajax Mortgage Loan Trust, Series 2022-A, Class A3, 3.00%, 10/25/61(b)(d)	845,199
2,128,000	Ajax Mortgage Loan Trust, Series 2022-A, Class B, 3.00%, 10/25/61(b)	1,682,925
1,002,489	Ajax Mortgage Loan Trust, Series 2022-A, Class C, 3.00%, 10/25/61(b)	1,227,105
999,392	Ajax Mortgage Loan Trust, Series 2022-A, Class M1, 3.00%, 10/25/61(b)	919,679
3,453,061	Ajax Mortgage Loan Trust, Series 2022-A, Class M2, 3.00%, 10/25/61(b)	2,828,107
88,700	Ajax Mortgage Loan Trust, Series 2022-A, Class M3, 3.00%, 10/25/61(b)	72,415

52

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$6,972,828	Ajax Mortgage Loan Trust, Series 2022-B, Class A1, STEP, 3.50%, 03/27/62(b)	$6,773,387
403,400	Ajax Mortgage Loan Trust, Series 2022-B, Class A2, 3.00%, 03/27/62(b)(d)	373,533
345,800	Ajax Mortgage Loan Trust, Series 2022-B, Class A3, 3.00%, 03/27/62(b)(d)	319,145
1,921,100	Ajax Mortgage Loan Trust, Series 2022-B, Class B, 3.00%, 03/27/62(b)	1,539,426
1,935,334	Ajax Mortgage Loan Trust, Series 2022-B, Class C, 3.00%, 03/27/62(b)	1,523,712
259,300	Ajax Mortgage Loan Trust, Series 2022-B, Class M1, 3.00%, 03/27/62(b)	238,135
1,287,100	Ajax Mortgage Loan Trust, Series 2022-B, Class M2, 3.00%, 03/27/62(b)	1,136,478
7,946,876	Ajax Mortgage Loan Trust, Series 2023-A, Class A1, STEP, 3.50%, 07/25/62(b)	7,587,271
481,800	Ajax Mortgage Loan Trust, Series 2023-A, Class A2, 3.00%, 07/25/62(b)(d)	439,671
273,000	Ajax Mortgage Loan Trust, Series 2023-A, Class A3, 2.50%, 07/25/62(b)(d)	241,939
1,605,800	Ajax Mortgage Loan Trust, Series 2023-A, Class B, 2.50%, 07/25/62(b)(d)	1,229,856
1,299,323	Ajax Mortgage Loan Trust, Series 2023-A, Class C, 2.50%, 07/25/62(b)(d)	1,125,511
827,000	Ajax Mortgage Loan Trust, Series 2023-A, Class M1, 2.50%, 07/25/62(b)(d)	724,172
10,487,558	Ajax Mortgage Loan Trust, Series 2023-C, Class A1, STEP, 3.50%, 05/25/63(b)	10,163,912
782,700	Ajax Mortgage Loan Trust, Series 2023-C, Class A2, 3.00%, 05/25/63(b)(d)	712,419
417,400	Ajax Mortgage Loan Trust, Series 2023-C, Class A3, 2.50%, 05/25/63(b)(d)	368,763
3,711,922	Ajax Mortgage Loan Trust, Series 2023-C, Class C, 2.50%, 05/25/63(b)(d)	2,734,626
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$365,300	Ajax Mortgage Loan Trust, Series 2023-C, Class M1, 2.50%, 05/25/63(b)(d)	$320,644
2,264,500	Ajax Mortgage Loan Trust, Series 2023-C, Class M2, 2.50%, 05/25/63(b)(d)	1,863,300
1,003,694	American Home Mortgage Assets Trust, Series 2006-2, Class 1A1, (12 mo. Federal Reserve Cumulative Average USD + 0.960%), 5.07%, 09/25/46(d)	938,758
704,476	American Home Mortgage Assets Trust, Series 2007-3, Class 22A1, STEP, 6.75%, 06/25/37	637,253
3,324,000	Angel Oak Mortgage Trust, Series 2020-R1, Class B2, 4.61%, 04/25/53(b)(d)	2,979,601
13,770,211	APS Resecuritization Trust, Series 2016-1, Class 1MZ, 2.99%, 07/31/57(b)(d)	5,212,067
3,442,434	Banc of America Alternative Loan Trust, Series 2006-7, Class A4, STEP, 6.50%, 10/25/36	902,459
830,363	Banc of America Alternative Loan Trust, Series 2006-9, Class A2, (1 mo. Term SOFR + 0.514%), 4.51%, 01/25/37(d)	679,969
65,513	Banc of America Funding Corp. Trust, Series 2005-F, Class 6A1, 4.45%, 09/20/35(d)	58,589
236,413	Banc of America Funding Corp. Trust, Series 2006-A, Class 3A2, 4.76%, 02/20/36(d)	212,938
159,772	Banc of America Funding Corp. Trust, Series 2006-E, Class 2A1, 5.55%, 06/20/36(d)	143,505
884,671	Banc of America Funding Corp. Trust, Series 2007-1, Class TA5, STEP, 6.59%, 01/25/37	832,869
4,281,799	Banc of America Funding Corp. Trust, Series 2015-R3, Class 1A2, 2.26%, 03/27/36(b)(d)	3,676,743
213,417	Banc of America Mortgage Trust, Series 2005-I, Class 2A5, 4.49%, 10/25/35(d)	200,487
2,267,638	Barclays Mortgage Loan Trust, Series 2023-NQM3, Class A2, STEP, 7.36%, 10/25/63(b)	2,296,247

53

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$1,369,240	Barclays Mortgage Loan Trust, Series 2023-NQM3, Class A3, STEP, 7.69%, 10/25/63(b)	$1,387,388
963,000	Barclays Mortgage Loan Trust, Series 2023-NQM3, Class B1, 7.96%, 10/25/63(b)(d)	974,951
810,100	Barclays Mortgage Loan Trust, Series 2023-NQM3, Class B2, 7.96%, 10/25/63(b)(d)	814,831
2,213,074	Barclays Mortgage Loan Trust, Series 2023-NQM3, Class B3, 7.96%, 10/25/63(b)(d)	2,151,794
1,605,000	Barclays Mortgage Loan Trust, Series 2023-NQM3, Class M1, 7.96%, 10/25/63(b)(d)	1,633,922
307	Barclays Mortgage Loan Trust, Series 2023-NQM3, Class SA, 0.06%, 10/25/63(b)(d)	300
23,467,873	Barclays Mortgage Loan Trust, Series 2023-NQM3, Class XS, 0.82%, 10/25/63(b)(d)	308,593
1,948,385	Barclays Mortgage Loan Trust, Series 2024-NQM1, Class A1, STEP, 5.90%, 01/25/64(b)	1,959,764
1,327,977	Barclays Mortgage Loan Trust, Series 2024-NQM1, Class A2, STEP, 6.11%, 01/25/64(b)	1,334,378
1,014,239	Barclays Mortgage Loan Trust, Series 2024-NQM1, Class A3, STEP, 6.31%, 01/25/64(b)	1,019,517
724,200	Barclays Mortgage Loan Trust, Series 2024-NQM1, Class B1, 8.09%, 01/25/64(b)(d)	736,372
663,800	Barclays Mortgage Loan Trust, Series 2024-NQM1, Class B2, 8.65%, 01/25/64(b)(d)	673,654
1,424,300	Barclays Mortgage Loan Trust, Series 2024-NQM1, Class B3, 8.65%, 01/25/64(b)(d)	1,396,881
1,243,200	Barclays Mortgage Loan Trust, Series 2024-NQM1, Class M1, 6.80%, 01/25/64(b)(d)	1,254,150
3,100	Barclays Mortgage Loan Trust, Series 2024-NQM1, Class SA, 0.98%, 01/25/64(b)(d)	2,091
16,192,892	Barclays Mortgage Loan Trust, Series 2024-NQM1, Class XS, 2.45%, 01/25/64(b)(d)	566,547
11,888,431	Barclays Mortgage Loan Trust, Series 2024-NQM3, Class A1, STEP, 6.04%, 06/25/64(b)	11,981,007
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$937,385	Barclays Mortgage Loan Trust, Series 2024-NQM3, Class A2, STEP, 6.30%, 06/25/64(b)	$944,873
1,635,617	Barclays Mortgage Loan Trust, Series 2024-NQM3, Class A3, STEP, 6.50%, 06/25/64(b)	1,649,185
1,028,100	Barclays Mortgage Loan Trust, Series 2024-NQM3, Class B1, 7.50%, 06/25/64(b)(d)	1,044,456
941,400	Barclays Mortgage Loan Trust, Series 2024-NQM3, Class B2, 8.02%, 06/25/64(b)(d)	944,989
2,576,400	Barclays Mortgage Loan Trust, Series 2024-NQM3, Class B3, 8.02%, 06/25/64(b)(d)	2,485,375
1,498,700	Barclays Mortgage Loan Trust, Series 2024-NQM3, Class M1, 6.41%, 06/25/64(b)(d)	1,510,696
2,110	Barclays Mortgage Loan Trust, Series 2024-NQM3, Class SA, 0.09%, 06/25/64(b)(d)	2,039
20,506,034	Barclays Mortgage Loan Trust, Series 2024-NQM3, Class XS, 9.11%, 06/25/64(b)(d)	557,016
1,625,062	Barclays Mortgage Loan Trust, Series 2024-NQM4, Class A2, STEP, 5.10%, 12/26/64(b)	1,617,808
1,820,383	Barclays Mortgage Loan Trust, Series 2024-NQM4, Class A3, STEP, 5.25%, 12/26/64(b)	1,814,751
817,900	Barclays Mortgage Loan Trust, Series 2024-NQM4, Class B1, 6.96%, 12/26/64(b)(d)	820,546
623,800	Barclays Mortgage Loan Trust, Series 2024-NQM4, Class B2, 7.56%, 12/26/64(b)(d)	622,567
1,427,800	Barclays Mortgage Loan Trust, Series 2024-NQM4, Class B3, 7.56%, 12/26/64(b)(d)	1,368,767
1,344,600	Barclays Mortgage Loan Trust, Series 2024-NQM4, Class M1, 6.31%, 12/26/64(b)(d)	1,357,260
2,737	Barclays Mortgage Loan Trust, Series 2024-NQM4, Class SA, 0.26%, 12/26/64(b)(d)	2,468
24,935,778	Barclays Mortgage Loan Trust, Series 2024-NQM4, Class XS, 8.08%, 12/26/64(b)(d)	1,015,741
5,398,407	Barclays Mortgage Loan Trust, Series 2025-NQM1, Class A1, STEP, 5.66%, 01/25/65(b)	5,434,538

54

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$1,443,020	Barclays Mortgage Loan Trust, Series 2025-NQM1, Class A2, STEP, 5.87%, 01/25/65(b)	$1,454,438
1,374,305	Barclays Mortgage Loan Trust, Series 2025-NQM1, Class A3, STEP, 5.97%, 01/25/65(b)	1,385,128
871,700	Barclays Mortgage Loan Trust, Series 2025-NQM1, Class B1, 6.94%, 01/25/65(b)(d)	876,193
757,900	Barclays Mortgage Loan Trust, Series 2025-NQM1, Class B2, 7.80%, 01/25/65(b)(d)	759,908
1,680,300	Barclays Mortgage Loan Trust, Series 2025-NQM1, Class B3, 7.80%, 01/25/65(b)(d)	1,625,574
1,402,300	Barclays Mortgage Loan Trust, Series 2025-NQM1, Class M1, 6.49%, 01/25/65(b)(d)	1,422,745
2,885	Barclays Mortgage Loan Trust, Series 2025-NQM1, Class SA, 0.14%, 01/25/65(b)(d)	2,732
23,345,368	Barclays Mortgage Loan Trust, Series 2025-NQM1, Class XS, 8.27%, 01/25/65(b)(d)	885,551
14,397,796	Barclays Mortgage Loan Trust, Series 2025-NQM2, Class A1, STEP, 5.76%, 05/25/65(b)	14,586,762
1,140,107	Barclays Mortgage Loan Trust, Series 2025-NQM2, Class A2, STEP, 5.94%, 05/25/65(b)	1,155,029
2,239,922	Barclays Mortgage Loan Trust, Series 2025-NQM2, Class A3, STEP, 6.04%, 05/25/65(b)	2,269,211
720,300	Barclays Mortgage Loan Trust, Series 2025-NQM2, Class B1, 7.68%, 05/25/65(b)(d)	739,443
286,000	Barclays Mortgage Loan Trust, Series 2025-NQM2, Class B2, 7.68%, 05/25/65(b)(d)	285,081
53,000	Barclays Mortgage Loan Trust, Series 2025-NQM2, Class B3, 7.68%, 05/25/65(b)(d)	47,636
1,461,700	Barclays Mortgage Loan Trust, Series 2025-NQM2, Class M1, 6.71%, 05/25/65(b)(d)	1,501,079
306	Barclays Mortgage Loan Trust, Series 2025-NQM2, Class SA, 0.02%, 05/25/65(b)(d)	303
20,298,826	Barclays Mortgage Loan Trust, Series 2025-NQM2, Class XS2, 9.15%, 05/25/65(b)(d)	544,652
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$19,636,929	Barclays Mortgage Loan Trust, Series 2025-NQM4, Class PT2, 0.00%, 07/25/65(b)(d)	$20,177,271
19,763,406	Barclays Mortgage Loan Trust, Series 2025-NQM5, Class PT2, 0.00%, 10/25/55(b)(d)	20,127,284
5,039,754	Barclays Mortgage Trust, Series 2022- RPL1, Class A, STEP, 4.25%, 02/25/28(b)	4,985,892
1,187,900	Barclays Mortgage Trust, Series 2022- RPL1, Class B, STEP, 4.25%, 02/25/28(b)	1,168,706
1,993,547	Barclays Mortgage Trust, Series 2022- RPL1, Class C, 3.74%, 02/25/28(b)(f)	627,987
9,994	Barclays Mortgage Trust, Series 2022- RPL1, Class SA, 4.94%, 02/25/28(b)(f)	9,195
1,395,570	BCAP LLC Trust, Series 2012-RR3, Class 1A5, 9.80%, 12/26/37(b)(d)	1,041,894
464,539	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 23A1, 4.47%, 02/25/36(d)	428,164
169,761	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-3, Class 1A1, 4.21%, 05/25/47(d)	152,565
697,937	Bear Stearns ALT-A Trust, Series 2006- 2, Class 11A1, (1 mo. Term SOFR + 0.554%), 4.55%, 04/25/36(d)	633,763
2,047,806	Bear Stearns ALT-A Trust, Series 2006- 6, Class 1A1, (1 mo. Term SOFR + 0.434%), 4.43%, 11/25/36(d)	1,799,122
2,906,592	Bear Stearns Asset Backed Securities I Trust, Series 2006-AC2, Class 22A1, (1 mo. Term SOFR + 0.464%), 4.46%, 03/25/36(d)	315,343
2,906,592	Bear Stearns Asset Backed Securities I Trust, Series 2006-AC2, Class 22A3, (1 mo. Term SOFR + 0.464%), 4.46%, 03/25/36(d)	315,343
384,700	Bear Stearns Mortgage Funding Trust, Series 2006-SL1, Class A1, (1 mo. Term SOFR + 0.394%), 4.39%, 08/25/36(d)	382,865

55

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$2,627,000	BRAVO Residential Funding Trust, Series 2021-NQM2, Class M1, 2.29%, 03/25/60(b)(d)	$2,516,831
1,500,000	BRAVO Residential Funding Trust, Series 2024-NQM7, Class B1, 7.33%, 10/27/64(b)(d)	1,524,762
1,500,000	BRAVO Residential Funding Trust, Series 2024-NQM7, Class B2, 7.77%, 10/27/64(b)(d)	1,509,159
786,795	CFMT LLC, Series 2024-HB14, Class M2, 3.00%, 06/25/34(b)(d)	755,239
1,530,387	CFMT LLC, Series 2024-HB14, Class M3, 3.00%, 06/25/34(b)(d)	1,458,266
1,846,254	Chase Mortgage Finance Corp., Series 2016-SH1, Class M4, 3.75%, 04/25/45(b)(d)	1,678,930
5,255,134	Chase Mortgage Finance Trust, Series 2007-S2, Class 1A9, 6.00%, 03/25/37	2,772,278
3,545,279	Chase Mortgage Finance Trust, Series 2007-S6, Class 1A1, 6.00%, 12/25/37	1,403,519
10,923,027	ChaseFlex Trust, Series 2007-1, Class 2A7, 6.00%, 02/25/37	3,634,014
984,281	CHNGE Mortgage Trust, Series 2022- 1, Class A1, 3.01%, 01/25/67(b)(d)	950,318
1,439,010	Citicorp Mortgage Securities Trust, Series 2007-9, Class 1A1, 6.25%, 12/25/37	1,373,148
1,666,816	Citicorp Mortgage Securities Trust, Series 2008-2, Class 1A1, 6.50%, 06/25/38	1,437,016
4,931	Citigroup Mortgage Loan Trust, Series 2006-AR1, Class 1A2, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.400%), 6.56%, 10/25/35(d)	1,883
42,135	Citigroup Mortgage Loan Trust, Series 2006-AR3, Class 1A2A, 4.73%, 06/25/36(d)	40,642
2,607,519	Citigroup Mortgage Loan Trust, Series 2007-9, Class 1A1, 5.75%, 04/25/47(b)	1,225,277
66,610	Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A1, 5.72%, 05/25/35(d)	63,824
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$4,650,000	COLT Mortgage Loan Trust, Series 2021-2, Class B1, 3.18%, 08/25/66(b)(d)	$3,443,429
2,354,000	COLT Mortgage Loan Trust, Series 2022-1, Class B1, 4.15%, 12/27/66(b)(d)	2,119,325
1,500,000	COLT Mortgage Loan Trust, Series 2024-INV4, Class B1, 7.21%, 05/25/69(b)(d)	1,518,414
261,393	Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1A1, 6.00%, 02/25/35	185,255
402,672	Countrywide Alternative Loan Trust, Series 2005-31, Class 2A1, (1 mo. Term SOFR + 0.714%), 4.71%, 08/25/35(d)	376,857
4,201,763	Countrywide Alternative Loan Trust, Series 2005-42CB, Class A1, (1 mo. Term SOFR + 0.794%), 4.79%, 10/25/35(d)	2,348,504
3,197,424	Countrywide Alternative Loan Trust, Series 2005-53T2, Class 2A6, (1 mo. Term SOFR + 0.614%), 4.61%, 11/25/35(d)	1,634,837
4,440,385	Countrywide Alternative Loan Trust, Series 2005-53T2, Class 2A7, (1 mo. Term SOFR + 5.386%), 1.39%, 11/25/35(d)	487,961
1,357,492	Countrywide Alternative Loan Trust, Series 2005-55CW, Class 2A3, (1 mo. Term SOFR + 0.464%), 4.62%, 11/25/35(d)	975,908
65,941	Countrywide Alternative Loan Trust, Series 2005-63, Class 5A1, 4.87%, 12/25/35(d)	65,851
43,291	Countrywide Alternative Loan Trust, Series 2005-69, Class A1, (12 mo. Federal Reserve Cumulative Average USD + 1.000%), 5.11%, 12/25/35(d)	39,596
1,695,172	Countrywide Alternative Loan Trust, Series 2005-79CB, Class A1, (1 mo. Term SOFR + 0.664%), 4.66%, 01/25/36(d)	804,499
614,446	Countrywide Alternative Loan Trust, Series 2005-9CB, Class 1A3, (1 mo. Term SOFR + 0.564%), 4.56%, 05/25/35(d)	543,930

56

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$491,029	Countrywide Alternative Loan Trust, Series 2005-J14, Class A3, 5.50%, 12/25/35	$292,251
2,376,274	Countrywide Alternative Loan Trust, Series 2006-12CB, Class A10, (1 mo. Term SOFR + 0.464%), 4.46%, 05/25/36(d)	887,900
1,531,057	Countrywide Alternative Loan Trust, Series 2006-15CB, Class A1, 6.50%, 06/25/36	704,241
2,805,445	Countrywide Alternative Loan Trust, Series 2006-20CB, Class A9, 6.00%, 07/25/36	1,093,586
891,672	Countrywide Alternative Loan Trust, Series 2006-24CB, Class A13, (1 mo. Term SOFR + 0.464%), 4.46%, 08/25/36(d)	345,721
891,672	Countrywide Alternative Loan Trust, Series 2006-24CB, Class A14, (1 mo. Term SOFR + 7.036%), 3.04%, 08/25/36(d)	167,941
919,189	Countrywide Alternative Loan Trust, Series 2006-24CB, Class A15, 5.75%, 08/25/36	447,681
6,693,793	Countrywide Alternative Loan Trust, Series 2006-25CB, Class A1, 6.00%, 10/25/36	3,400,753
993,457	Countrywide Alternative Loan Trust, Series 2006-2CB, Class A4, (1 mo. Term SOFR + 0.514%), 4.51%, 03/25/36(d)	313,726
1,765,942	Countrywide Alternative Loan Trust, Series 2006-2CB, Class A5, (1 mo. Term SOFR + 6.986%), 2.99%, 03/25/36(d)	326,896
2,790,542	Countrywide Alternative Loan Trust, Series 2006-2CB, Class A6, 5.50%, 03/25/36	1,148,480
1,027,309	Countrywide Alternative Loan Trust, Series 2006-41CB, Class 1A10, 6.00%, 01/25/37	520,320
743,748	Countrywide Alternative Loan Trust, Series 2006-41CB, Class 1A4, 5.75%, 01/25/37	362,366
1,032,167	Countrywide Alternative Loan Trust, Series 2006-45T1, Class 2A2, 6.00%, 02/25/37	557,688
2,360,132	Countrywide Alternative Loan Trust, Series 2006-45T1, Class 2A5, 6.00%, 02/25/37	1,275,199
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$4,498,959	Countrywide Alternative Loan Trust, Series 2006-45T1, Class 2A7, (1 mo. Term SOFR + 0.454%), 4.45%, 02/25/37(d)	$1,767,420
2,249,479	Countrywide Alternative Loan Trust, Series 2006-45T1, Class 2A8, (1 mo. Term SOFR + 6.486%), 2.49%, 02/25/37(d)	377,753
91,068	Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1A10, 5.50%, 05/25/36	74,938
258,370	Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1A2, (1 mo. Term SOFR + 0.514%), 4.51%, 05/25/36(d)	198,879
2,200,332	Countrywide Alternative Loan Trust, Series 2006-7CB, Class 2A1, 6.50%, 05/25/36	891,096
1,372,795	Countrywide Alternative Loan Trust, Series 2006-J7, Class 2A1, (1 mo. Term SOFR + 1.500%), 2.72%, 11/20/46(d)	1,223,586
2,931,553	Countrywide Alternative Loan Trust, Series 2006-OA14, Class 1A1, (12 mo. Federal Reserve Cumulative Average USD + 1.730%), 5.84%, 11/25/46(d)	2,476,062
570,132	Countrywide Alternative Loan Trust, Series 2006-OA14, Class 2A1, (1 mo. Term SOFR + 0.494%), 4.49%, 11/25/46(d)	517,402
2,023,202	Countrywide Alternative Loan Trust, Series 2006-OA21, Class A1, (1 mo. Term SOFR + 0.304%), 4.34%, 03/20/47(d)	1,773,830
351,443	Countrywide Alternative Loan Trust, Series 2006-OA3, Class 2A1, (1 mo. Term SOFR + 0.534%), 4.53%, 05/25/36(d)	334,621
1,495,788	Countrywide Alternative Loan Trust, Series 2006-OC3, Class 1A1, (1 mo. Term SOFR + 0.474%), 4.47%, 04/25/46(d)	1,418,843
1,705,811	Countrywide Alternative Loan Trust, Series 2007-12T1, Class A22, 5.75%, 06/25/37	720,399
1,718,168	Countrywide Alternative Loan Trust, Series 2007-12T1, Class A5, 6.00%, 06/25/37	755,096

57

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$863,548	Countrywide Alternative Loan Trust, Series 2007-19, Class 1A34, 6.00%, 08/25/37	$401,614
3,991,426	Countrywide Alternative Loan Trust, Series 2007-22, Class 2A16, 6.50%, 09/25/37	1,407,700
3,454,233	Countrywide Alternative Loan Trust, Series 2007-25, Class 1A3, 6.50%, 11/25/37	1,518,811
777,374	Countrywide Alternative Loan Trust, Series 2007-9T1, Class 1A8, 6.00%, 05/25/37	357,028
81,284	Countrywide Alternative Loan Trust, Series 2007-J1, Class 3A4, STEP, 4.27%, 11/25/36	130,868
3,781,914	Countrywide Alternative Loan Trust, Series 2007-OA2, Class 1A1, (12 mo. Federal Reserve Cumulative Average USD + 0.840%), 4.95%, 03/25/47(d)	3,314,250
107,131	Countrywide Alternative Loan Trust, Series 2007-OA3, Class 1A2, (1 mo. Term SOFR + 0.474%), 4.47%, 04/25/47(d)	47,646
758,849	Countrywide Alternative Loan Trust, Series 2007-OH2, Class A2A, (1 mo. Term SOFR + 0.594%), 4.59%, 08/25/47(d)	702,817
844,548	Countrywide Alternative Resecuritization Loan Trust, Series 2006-22R, Class 2A1, 6.25%, 05/25/36	425,183
1,333,625	Countrywide Alternative Resecuritization Loan Trust, Series 2008-1R, Class 2A3, 6.00%, 08/25/37	613,167
705,060	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005- 31, Class 2A3, 4.48%, 01/25/36(d)	639,647
3,754,546	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005- J2, Class 3A9, (1 mo. Term SOFR + 1.514%), 5.51%, 08/25/35(d)	2,375,897
99,556	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005- J3, Class 2A4, 4.50%, 09/25/35	87,847
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$9,718,097	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006- OA4, Class A1, (12 mo. Federal Reserve Cumulative Average USD + 0.960%), 5.07%, 04/25/46(d)	$2,679,484
1,520,419	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006- OA5, Class 3A1, (1 mo. Term SOFR + 0.514%), 4.51%, 04/25/46(d)	1,490,196
1,238,850	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007- 21, Class 1A1, 6.25%, 02/25/38	536,651
6,446,649	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007- 4, Class 1A71, 6.00%, 05/25/37	2,640,785
2,297,066	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007- 8, Class 1A12, 5.88%, 01/25/38	932,005
1,094,315	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007- HYB1, Class 3A1, 4.21%, 03/25/37(d)	937,483
5,295,007	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-12, Class 2A1, 6.50%, 01/25/36	2,684,124
935,238	Credit Suisse Mortgage Capital Certificates Trust, Series 2006-9, Class 3A1, 6.00%, 11/25/36	823,940
2,367,092	Credit Suisse Mortgage Capital Certificates Trust, Series 2007-3, Class 1A1A, 5.84%, 04/25/37(d)	579,205
7,023,996	Credit Suisse Mortgage Capital Certificates Trust, Series 2009- 12R, Class 3A1, 6.50%, 10/27/37(b)	2,527,636
1,459,087	Credit Suisse Mortgage Capital Certificates Trust, Series 2014-2R, Class 17A3, 6.24%, 04/27/37(b)(d)(e)	1,312,861

58

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$4,368,882	Credit Suisse Mortgage Capital Certificates Trust, Series 2015-4R, Class 1A4, (1 mo. Term SOFR + 0.264%), 3.58%, 10/27/36(b)(d)	$2,984,961
2,400,000	Credit Suisse Mortgage Capital Certificates Trust, Series 2020- SPT1, Class B2, 3.39%, 04/25/65(b)(d)	2,065,953
888,243	Credit Suisse Mortgage Capital Certificates Trust, Series 2021- JR1, Class PT2, 3.15%, 07/26/60(b)(d)	333,777
3,289,850	Credit Suisse Mortgage Capital Certificates Trust, Series 2021- NQM2, Class B1, 3.44%, 02/25/66(b)(d)	2,636,417
5,035,882	Cross Mortgage Trust, Series 2025-H8, Class A1A, STEP, 5.00%, 11/01/70(b)	5,038,917
6,037,428	CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-10, Class 10A1, (1 mo. Term SOFR + 1.464%), 5.46%, 11/25/35(d)	1,218,370
1,626,000	Deephaven Residential Mortgage Trust, Series 2021-1, Class B1, 3.10%, 05/25/65(b)(d)	1,480,747
3,314,000	Deephaven Residential Mortgage Trust, Series 2022-1, Class B1, 4.27%, 01/25/67(b)(d)	2,853,756
2,915,149	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust, Series 2006-PR1, Class CWA1, 6.00%, 06/25/35(b)(d)	1,446,733
2,797,000	Ellington Financial Mortgage Trust, Series 2021-1, Class B1, 3.14%, 02/25/66(b)(d)	2,112,845
4,210,031	Ellington Financial Mortgage Trust, Series 2025-NQM5, Class A1, 5.03%, 11/25/70(b)(d)	4,199,998
2,572,525	Gaea Mortgage Loan Trust, Series 2025-A, Class A, 6.75%, 02/25/30(b)(d)	2,507,534
2,000,000	GCAT Trust, Series 2020-NQM2, Class B1, 4.85%, 04/25/65(b)(d)	1,897,100
3,437,000	GCAT Trust, Series 2021-NQM7, Class B1, 4.50%, 08/25/66(b)(d)	3,033,025
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$379,305	GMACM Mortgage Loan Trust, Series 2005-AR6, Class 2A1, 3.78%, 11/19/35(d)	$271,113
3,645,933	GS Mortgage-Backed Securities Trust, Series 2025-NQM5, Class A1, STEP, 5.01%, 07/25/65(b)	3,638,714
2,405,412	GSMPS Mortgage Loan Trust, Series 2004-4, Class 1AF, (1 mo. Term SOFR + 0.514%), 4.51%, 06/25/34(b)(d)	2,168,820
2,279,966	GSMPS Mortgage Loan Trust, Series 2005-RP1, Class 1AF, (1 mo. Term SOFR + 0.464%), 4.46%, 01/25/35(b)(d)	2,007,157
3,123,750	GSMPS Mortgage Loan Trust, Series 2005-RP3, Class 1AF, (1 mo. Term SOFR + 0.464%), 4.46%, 09/25/35(b)(d)	2,689,928
863,801	GSMPS Mortgage Loan Trust, Series 2006-RP1, Class 1AF1, (1 mo. Term SOFR + 0.464%), 4.46%, 01/25/36(b)(d)	699,281
3,605,593	GSMSC Resecuritization Trust, Series 2015-5R, Class 1D, (1 mo. Term SOFR + 0.254%), 3.45%, 04/26/37(b)(d)	2,098,349
131,375	GSR Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 6.46%, 01/25/35(d)	129,582
2,473,248	GSR Mortgage Loan Trust, Series 2006-7F, Class 4A2, 6.50%, 08/25/36	650,102
22,242	GSR Mortgage Loan Trust, Series 2006-AR1, Class 3A1, 4.50%, 01/25/36(d)	26,925
429,205	GSR Mortgage Loan Trust, Series 2007-4F, Class 3A1, 6.00%, 07/25/37	270,389
7,207,526	GSR Mortgage Loan Trust, Series 2007-OA2, Class 2A1, 2.79%, 06/25/47(d)	4,142,024
1,191,678	HarborView Mortgage Loan Trust, Series 2007-4, Class 2A2, (1 mo. Term SOFR + 0.614%), 4.40%, 07/19/37(d)	1,172,789
109,659	HomeBanc Mortgage Trust, Series 2006-1, Class 2A1, 4.55%, 04/25/37(d)	103,378

59

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$720,825	IndyMac IMSC Mortgage Loan Trust, Series 2007-F2, Class 1A4, 6.00%, 07/25/37	$501,663
12,567,454	IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA1, Class AXPP, 0.41%, 07/25/47(d)	11,177
1,159,962	IndyMac INDX Mortgage Loan Trust, Series 2007-FLX3, Class A2, (1 mo. Term SOFR + 0.654%), 4.65%, 06/25/37(d)	1,438,517
2,238,614	IndyMac INDX Mortgage Loan Trust, Series 2007-FLX5, Class 2A2, (1 mo. Term SOFR + 0.594%), 4.59%, 08/25/37(d)	2,082,446
571,674	JP Morgan Mortgage Trust, Series 2007-A5, Class 2A1, 2.78%, 10/25/37(d)	371,703
6,157,066	JP Morgan Mortgage Trust, Series 2007-S3, Class 1A10, 6.25%, 08/25/37	1,631,848
5,410	JP Morgan Mortgage Trust, Series 2017-5, Class A1B, 4.96%, 10/26/48(b)(d)	5,459
1,102,168	JP Morgan Mortgage Trust, Series 2019-9, Class B6, 3.59%, 05/25/50(b)(d)	621,248
67,109,568	JP Morgan Mortgage Trust, Series 2021-INV5, Class A2X, 0.50%, 12/25/51(b)(d)	1,881,397
4,891,603	JP Morgan Mortgage Trust, Series 2021-INV5, Class A5X, 0.50%, 12/25/51(b)(d)	137,135
88,049,553	JP Morgan Mortgage Trust, Series 2021-INV5, Class AX1, 0.19%, 12/25/51(b)(d)	937,640
1,203,109	JP Morgan Mortgage Trust, Series 2021-INV5, Class B4, 3.19%, 12/25/51(b)(d)	1,002,042
421,114	JP Morgan Mortgage Trust, Series 2021-INV5, Class B5, 3.19%, 12/25/51(b)(d)	338,474
1,443,420	JP Morgan Mortgage Trust, Series 2021-INV5, Class B6, 3.07%, 12/25/51(b)(d)	752,664
27,655,430	JP Morgan Mortgage Trust, Series 2021-INV7, Class A2X, 0.50%, 02/25/52(b)(d)	785,602
15,664,993	JP Morgan Mortgage Trust, Series 2021-INV7, Class A3X, 0.50%, 02/25/52(b)(d)	285,104
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$7,872,776	JP Morgan Mortgage Trust, Series 2021-INV7, Class A4X, 0.50%, 02/25/52(b)(d)	$334,228
3,011,415	JP Morgan Mortgage Trust, Series 2021-INV7, Class A5X, 0.50%, 02/25/52(b)(d)	85,545
54,204,693	JP Morgan Mortgage Trust, Series 2021-INV7, Class AX1, 0.27%, 02/25/52(b)(d)	830,817
3,561,883	JP Morgan Mortgage Trust, Series 2021-INV7, Class B1, 3.27%, 02/25/52(b)(d)	3,076,547
835,922	JP Morgan Mortgage Trust, Series 2021-INV7, Class B2, 3.27%, 02/25/52(b)(d)	714,516
1,162,955	JP Morgan Mortgage Trust, Series 2021-INV7, Class B3, 3.27%, 02/25/52(b)(d)	984,014
617,900	JP Morgan Mortgage Trust, Series 2021-INV7, Class B4, 3.27%, 02/25/52(b)(d)	518,411
254,359	JP Morgan Mortgage Trust, Series 2021-INV7, Class B5, 3.27%, 02/25/52(b)(d)	211,356
832,565	JP Morgan Mortgage Trust, Series 2021-INV7, Class B6, 3.07%, 02/25/52(b)(d)	425,560
3,508,838	Legacy Mortgage Asset Trust, Series 2019-SL2, Class B, 7.98%, 02/25/59(b)(f)	744,459
4,146,853	Legacy Mortgage Asset Trust, Series 2019-SL2, Class M, 4.25%, 02/25/59(b)(d)	3,703,910
19,019,204	MASTR Adjustable Rate Mortgages Trust, Series 2007-1, Class IM1, (1 mo. Term SOFR + 0.684%), 4.68%, 01/25/47(d)	571
4,163,747	MASTR Asset Securitization Trust, Series 2007-1, Class 1A4, 6.50%, 11/25/37	690,532
2,054,105	MASTR Reperforming Loan Trust, Series 2005-2, Class 1A3, 7.50%, 05/25/35(b)	1,416,583
911,618	MASTR Resecuritization Trust, Series 2008-3, Class A1, 5.20%, 08/25/37(b)(d)	277,768
5,453,902	MCM Trust, Series 2021-VFN1, 2.50%, 09/25/31(b)(e)(g)	5,234,239
4,672,739	MCM Trust, Series 2021-VFN1, Class CERT, 3.00%, 09/25/31(b)(e)(g)	3,424,301

60

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$1,265,924	Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR2, Class A2, (1 mo. Term SOFR + 0.534%), 4.53%, 04/25/37(d)	$1,018,204
479,292	Merrill Lynch Mortgage Investors Trust, Series 2006-A3, Class 3A1, 5.84%, 05/25/36(d)	308,890
321,934	Merrill Lynch Mortgage Investors Trust, Series 2006-AF2, Class AF1, 6.25%, 10/25/36	113,968
1,662,548	Morgan Stanley Re-REMIC Trust, Series 2010-R5, Class 7B, STEP, 3.15%, 05/26/37(b)	2,097,286
2,061,655	Morgan Stanley Resecuritization Trust, Series 2013-R7, Class 1B, (1 mo. Term SOFR + 0.274%), 4.59%, 12/26/46(b)(d)	1,923,159
485,862	MortgageIT Trust, Series 2004-1, Class B1, (1 mo. Term SOFR + 1.914%), 5.91%, 11/25/34(d)	458,537
1,389,000	New Residential Mortgage Loan Trust, Series 2020-NQM1, Class B2, 4.52%, 01/26/60(b)(d)	1,195,572
3,582,414	NYMT Trust, Series 2024-RR1, Class A, STEP, 7.38%, 05/25/64(b)	3,561,759
1,663,520	Prime Mortgage Trust, Series 2006- DR1, Class 2A1, 5.50%, 05/25/35(b)	1,542,481
929,930	Prime Mortgage Trust, Series 2006- DR1, Class 2A2, 6.00%, 05/25/35(b)	796,755
246,915	Reperforming Loan REMIC Trust, Series 2006-R2, Class AF1, (1 mo. Term SOFR + 0.534%), 4.53%, 07/25/36(b)(d)	233,632
4,747,982	Residential Accredit Loans, Inc., Series 2005-QA10, Class A21, 4.75%, 09/25/35(d)	1,742,720
1,143,707	Residential Accredit Loans, Inc., Series 2005-QA12, Class NB4, 5.48%, 12/25/35(d)	1,000,250
447,245	Residential Accredit Loans, Inc., Series 2006-QO5, Class 2A1, (1 mo. Term SOFR + 0.494%), 4.49%, 05/25/46(d)	415,618
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$352,683	Residential Accredit Loans, Inc., Series 2006-QS15, Class A1, 6.50%, 10/25/36	$309,796
2,295,965	Residential Accredit Loans, Inc., Series 2007-QS1, Class 1A5, (1 mo. Term SOFR + 0.664%), 4.66%, 01/25/37(d)	1,709,923
642,804	Residential Asset Securitization Trust, Series 2006-A7CB, Class 2A5, (1 mo. Term SOFR + 0.364%), 4.36%, 07/25/36(d)	102,493
1,490,534	Residential Funding Mortgage Securities I, Inc. Trust, Series 2005-SA3, Class 1A, 4.21%, 08/25/35(d)	584,711
1,692,843	Residential Funding Mortgage Securities I, Inc. Trust, Series 2005-SA4, Class 2A1, 5.23%, 09/25/35(d)	948,093
5,066,683	Residential Funding Mortgage Securities I, Inc. Trust, Series 2006-SA2, Class 2A1, 5.55%, 08/25/36(d)	3,537,405
70,637	Residential Funding Mortgage Securities I, Inc. Trust, Series 2006-SA3, Class 2A1, 6.08%, 09/25/36(d)	37,076
2,150,000	Residential Mortgage Loan Trust, Series 2020-1, Class B2, 4.67%, 01/26/60(b)(d)	2,016,791
3,750,000	Residential Mortgage Loan Trust, Series 2020-2, Class B2, 5.40%, 05/25/60(b)(d)	3,670,453
2,814,000	Residential Mortgage Loan Trust, Series 2021-1R, Class B1, 3.42%, 01/25/65(b)(d)	2,527,471
5,000,000	Saluda Grade Alternative Mortgage Trust, Series 2024-RTL4, Class A1, STEP, 7.50%, 02/25/30(b)	5,024,855
3,000,000	Saluda Grade Alternative Mortgage Trust, Series 2024-RTL5, Class A1, STEP, 7.76%, 04/25/30(b)	3,027,820
100,000	SG Residential Mortgage Trust, Series 2019-3, Class B1, 4.08%, 09/25/59(b)(d)	95,273
175,000	SG Residential Mortgage Trust, Series 2020-2, Class B1, 4.25%, 05/25/65(b)(d)	163,075

61

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$257,000	SG Residential Mortgage Trust, Series 2020-2, Class M1, 3.19%, 05/25/65(b)(d)	$234,998
2,425,000	Spruce Hill Mortgage Loan Trust, Series 2020-SH1, Class B2, 4.68%, 01/28/50(b)(d)	2,311,536
811,319	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-11, Class 1A1, 4.77%, 05/25/35(d)	677,664
1,484,278	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-3, Class 4A, 4.06%, 04/25/36(d)	760,931
220,452	Structured Asset Mortgage Investments II Trust, Series 2006-AR4, Class 4A1, (1 mo. Term SOFR + 0.474%), 4.47%, 06/25/36(d)	218,678
2,854,637	Structured Asset Mortgage Investments II Trust, Series 2006-AR5, Class 4A1, (1 mo. Term SOFR + 0.554%), 4.55%, 05/25/46(d)	982,111
913,673	Structured Asset Mortgage Investments II Trust, Series 2007-AR4, Class GA4B, (1 mo. Term SOFR + 0.474%), 4.47%, 09/25/47(d)	851,464
1,771,999	Structured Asset Securities Corp., Series 2005-RF3, Class 1A, (1 mo. Term SOFR + 0.464%), 4.46%, 06/25/35(b)(d)	1,523,953
13,253,978	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF3, Class 1A2, 6.00%, 10/25/36(b)	7,240,779
248,919	Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-2, Class 3A3, 6.22%, 04/25/37(d)	115,582
126,187	Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-2, Class 4A1, 6.82%, 04/25/37(d)	47,729
3,750,000	TRK Trust, Series 2021-INV1, Class B1, 3.29%, 07/25/56(b)(d)	3,121,305
4,000,000	TRK Trust, Series 2022-INV1, Class B1, 3.99%, 02/25/57(b)(d)	3,179,342
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$2,437,918	TVC Holdings Plc, Series 2021-1, Class A, 2.38%, 02/01/51(b)(e)(g)	$2,247,297
1,322,747	TVC Holdings Plc, Series 2021-1, Class CERT, 0.52%, 02/01/51(b)(e)(f)(g)	1,133,028
3,162,000	Verus Securitization Trust, Series 2021- 1, Class B1, 2.98%, 01/25/66(b)(d)	2,548,191
5,000,000	Verus Securitization Trust, Series 2022- 1, Class B1, 4.01%, 01/25/67(b)(d)	4,036,391
1,500,000	Verus Securitization Trust, Series 2023- 2, Class B1, 7.44%, 03/25/68(b)(d)	1,505,793
2,680,000	Verus Securitization Trust, Series 2023- INV1, Class M1, 7.47%, 02/25/68(b)(d)	2,681,449
1,000,000	Verus Securitization Trust, Series 2024- 2, Class B2, 8.68%, 02/25/69(b)(d)	1,014,289
2,000,000	Visio Trust, Series 2022-1, Class B1, 5.95%, 08/25/57(b)(d)	1,990,957
2,000,000	Vista Point Securitization Trust, Series 2020-2, Class B1, 4.90%, 04/25/65(b)(d)	1,962,057
3,300,000	Vista Point Securitization Trust, Series 2020-2, Class B2, 5.16%, 04/25/65(b)(d)	3,214,771
24,166,066	Voyager OPTONE Delaware Trust, Series 2009-1, Class SAA7, 8.87%, 02/25/38(b)(d)	5,248,700
985,291	Washington Mutual Mortgage Pass- Through Certificates Trust, Series 2005-10, Class 1CB, 6.50%, 11/25/35	704,696
547,226	Washington Mutual Mortgage Pass- Through Certificates Trust, Series 2005-10, Class 2A6, 5.50%, 11/25/35	513,225
1,020,383	Washington Mutual Mortgage Pass- Through Certificates Trust, Series 2005-11, Class A1, 5.75%, 01/25/36	876,301
2,074,595	Washington Mutual Mortgage Pass- Through Certificates Trust, Series 2005-11, Class A7, 5.75%, 01/25/36	1,780,854

62

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$1,304,595	Washington Mutual Mortgage Pass- Through Certificates Trust, Series 2005-9, Class 5A3, (1 mo. Term SOFR + 1.464%), 5.46%, 11/25/35(d)	$1,036,626
3,099,304	Washington Mutual Mortgage Pass- Through Certificates Trust, Series 2006-1, Class 4CB, 6.50%, 02/25/36	2,516,126
1,827,738	Washington Mutual Mortgage Pass- Through Certificates Trust, Series 2006-2, Class 2CB, 6.50%, 03/25/36	1,259,060
3,570,736	Washington Mutual Mortgage Pass- Through Certificates Trust, Series 2006-5, Class 3A3, STEP, 6.72%, 07/25/36	748,243
1,025,566	Washington Mutual Mortgage Pass- Through Certificates Trust, Series 2006-AR6, Class 2A, (12 mo. Federal Reserve Cumulative Average USD + 0.960%), 5.07%, 08/25/46(d)	597,993
3,184,130	Washington Mutual Mortgage Pass- Through Certificates Trust, Series 2007-5, Class A6, 6.00%, 06/25/37	2,956,376
576,187	Washington Mutual Mortgage Pass- Through Certificates Trust, Series 2007-HY7, Class 2A2, 3.90%, 07/25/37(d)	516,675
5,202,955	Washington Mutual Mortgage Pass- Through Certificates Trust, Series 2007-OA4, Class 2A, (12 mo. Federal Reserve Cumulative Average USD + 0.798%), 4.91%, 05/25/47(d)	4,488,539
1,821,244	Washington Mutual Mortgage Pass- Through Certificates Trust, Series 2007-OA5, Class 2A, (12 mo. Federal Reserve Cumulative Average USD + 0.798%), 4.91%, 06/25/47(d)	1,540,781
396,558	Wells Fargo Alternative Loan Trust, Series 2007-PA1, Class A1, (1 mo. Term SOFR + 0.434%), 4.43%, 03/25/37(d)	332,108
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$3,313,067	Wells Fargo Alternative Loan Trust, Series 2007-PA1, Class A2, (1 mo. Term SOFR + 6.566%), 2.57%, 03/25/37(d)	$369,173
702,066	Wells Fargo Alternative Loan Trust, Series 2007-PA1, Class A8, (1 mo. Term SOFR + 0.654%), 4.65%, 03/25/37(d)	571,211
631,243	Wells Fargo Alternative Loan Trust, Series 2007-PA1, Class A9, (1 mo. Term SOFR + 0.604%), 4.60%, 03/25/37(d)	513,694
789,420	Wells Fargo Mortgage Backed Securities Trust, Series 2008-AR1, Class A2, 5.27%, 03/25/38(d)	676,220
1,507,129	Western Alliance Bank, Series 2021- CL2, Class M1, (SOFR 30A + 3.150%), 7.33%, 07/25/59(b)(d)	1,570,946
2,120,669	Western Alliance Bank, Series 2021- CL2, Class M2, (SOFR 30A + 3.700%), 7.88%, 07/25/59(b)(d)	2,214,009
		535,736,910
COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.1%
519,085	Bayview Commercial Asset Trust, Series 2005-4A, Class M2, (1 mo. Term SOFR + 0.819%), 4.81%, 01/25/36(b)(d)	489,554
442,826	Bayview Commercial Asset Trust, Series 2005-4A, Class M3, (1 mo. Term SOFR + 0.864%), 4.86%, 01/25/36(b)(d)	416,920
611,709	Bayview Commercial Asset Trust, Series 2006-2A, Class B1, (1 mo. Term SOFR + 1.419%), 5.41%, 07/25/36(b)(d)	585,733
4,976,332	Bayview Commercial Asset Trust, Series 2007-5A, Class A4, (1 mo. Term SOFR + 2.364%), 6.36%, 10/25/37(b)(d)	2,740,526
5,232,687	Bayview Commercial Asset Trust, Series 2007-6A, Class A4A, (1 mo. Term SOFR + 2.364%), 6.36%, 12/25/37(b)(d)	4,677,127
629,201	CBA Commercial Small Balance Commercial Mortgage, Series 2007-1A, Class A, STEP, 6.26%, 07/25/39(b)	578,774

63

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
$2,916,380	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-2A, Class M2, (1 mo. Term SOFR + 0.714%), 4.71%, 06/25/37(b)(d)	$2,523,628
3,600,000	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-3A, Class M2, (1 mo. Term SOFR + 2.114%), 6.11%, 10/25/37(b)(d)	3,127,990
324,287	Velocity Commercial Capital Loan Trust, Series 2018-1, Class M6, 7.26%, 04/25/48(b)	288,345
1,044,577	Velocity Commercial Capital Loan Trust, Series 2018-2, Class M4, 5.32%, 10/26/48(b)(d)	924,808
391,185	Velocity Commercial Capital Loan Trust, Series 2018-2, Class M5, 6.36%, 10/26/48(b)(d)	340,784
755,129	Velocity Commercial Capital Loan Trust, Series 2018-2, Class M6, 7.05%, 10/26/48(b)(d)	631,418
865,270	Velocity Commercial Capital Loan Trust, Series 2019-1, Class M2, 4.01%, 03/25/49(b)(d)	809,580
985,969	Velocity Commercial Capital Loan Trust, Series 2019-1, Class M3, 4.12%, 03/25/49(b)(d)	911,857
1,188,738	Velocity Commercial Capital Loan Trust, Series 2019-1, Class M4, 4.61%, 03/25/49(b)(d)	1,089,505
856,424	Velocity Commercial Capital Loan Trust, Series 2019-1, Class M5, 5.70%, 03/25/49(b)(d)	774,615
199,899	Velocity Commercial Capital Loan Trust, Series 2019-2, Class M5, 4.93%, 07/25/49(b)(d)	164,643
666,506	Velocity Commercial Capital Loan Trust, Series 2020-1, Class M5, 4.29%, 02/25/50(b)(d)	520,968
1,478,065	Velocity Commercial Capital Loan Trust, Series 2020-1, Class M6, 5.69%, 02/25/50(b)(d)	1,168,616
1,625,034	Velocity Commercial Capital Loan Trust, Series 2021-1, Class M5, 3.97%, 05/25/51(b)(d)	1,240,380
1,134,055	Velocity Commercial Capital Loan Trust, Series 2021-2, Class M5, 4.01%, 08/25/51(b)(d)	854,614
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
$924,181	Velocity Commercial Capital Loan Trust, Series 2021-2, Class M6, 4.92%, 08/25/51(b)(d)	$664,085
1,744,365	Velocity Commercial Capital Loan Trust, Series 2021-2, Class M7, 6.54%, 08/25/51(b)(d)	1,219,391
3,606,491	Velocity Commercial Capital Loan Trust, Series 2021-3, Class M5, 4.33%, 10/25/51(b)(d)	2,977,082
2,188,891	Velocity Commercial Capital Loan Trust, Series 2021-3, Class M7, 6.54%, 10/25/51(b)(d)	1,524,412
1,704,162	Velocity Commercial Capital Loan Trust, Series 2021-4, Class M5, 5.68%, 12/26/51(b)(d)	1,362,849
2,750,188	Velocity Commercial Capital Loan Trust, Series 2021-4, Class M6, 6.95%, 12/26/51(b)(d)	2,101,289
3,675,904	Velocity Commercial Capital Loan Trust, Series 2022-1, Class M4, 5.20%, 02/25/52(b)(d)	3,151,315
3,012,254	Velocity Commercial Capital Loan Trust, Series 2023-2, Class M2, 8.00%, 05/25/53(b)(d)	3,023,160
2,750,748	Velocity Commercial Capital Loan Trust, Series 2023-4, Class M2, 9.08%, 11/25/53(b)(d)	2,798,446
634,282	Velocity Commercial Capital Loan Trust, Series 2023-4, Class M4, 10.74%, 11/25/53(b)(d)	608,050
2,491,863	Velocity Commercial Capital Loan Trust, Series 2025-MC1, Class A1, STEP, 8.16%, 05/25/55(b)	2,478,448
3,220,719	Velocity Commercial Capital Loan Trust, Series 2025-P2, Class A, 5.46%, 10/25/55(b)(d)(g)	3,220,578
270,428	Velocity Commercial Capital Loan Trust, Series 2025-P2, Class M1, 6.04%, 10/25/55(b)(d)(g)	270,343
302,097	Velocity Commercial Capital Loan Trust, Series 2025-P2, Class M2, 6.56%, 10/25/55(b)(d)(g)	302,016
528,670	Velocity Commercial Capital Loan Trust, Series 2025-P2, Class M3, 6.85%, 10/25/55(b)(d)(g)	528,505
314,283	Velocity Commercial Capital Loan Trust, Series 2025-P2, Class M4, 9.45%, 10/25/55(b)(d)(g)	314,245

64

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
$114,492	Velocity Commercial Capital Loan Trust, Series 2025-P2, Class M5, 10.21%, 10/25/55(b)(d)(g)	$104,778
		51,509,377

Total Non-Agency Mortgage-Backed Securities (Cost $663,308,735)		587,246,287

U.S. GOVERNMENT SPONSORED AGENCY MORTGAGE-BACKED SECURITIES — 0.3%
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.3%
10,424,034	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class B, 10.91%, 07/25/56(b)(f)	1,672,802
14,841,851	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class BIO, 1.47%, 07/25/56(b)(d)	1,705,648
4,603,430	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class BX, 1.78%, 11/25/57(d)	1,865,218
2,570,429	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class BX, 2.16%, 08/25/57(b)(d)	777,525
29,416	Freddie Mac STACR Securitized Participation Interests Trust, Series 2018-SPI2, Class M2, 3.85%, 05/25/48(b)(d)	28,580

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $6,890,980)		6,049,773

U.S. GOVERNMENT SECURITIES — 30.8%
U.S. Treasury Bonds — 24.7%
41,315,000	3.63%, 08/15/43	36,331,378
42,400,000	3.63%, 02/15/44	37,123,188
48,055,000	3.38%, 05/15/44	40,491,969
47,350,000	3.13%, 08/15/44	38,296,162
47,550,000	3.00%, 02/15/47	36,706,371
52,750,000	2.75%, 08/15/47	38,657,920
66,000,000	3.00%, 08/15/48	50,144,531
46,350,000	3.38%, 11/15/48	37,599,627
47,000,000	3.00%, 02/15/49	35,552,930
47,300,000	2.88%, 05/15/49	34,857,883
81,560,000	1.25%, 05/15/50	40,525,125
103,400,000	1.63%, 11/15/50	56,215,672
82,250,000	2.38%, 05/15/51	53,513,906
Principal Amount		Value
U.S. Treasury Bonds (continued)
$78,500,000	3.00%, 08/15/52	$58,019,472
		594,036,134
U.S. Treasury Notes — 6.1%
74,000,000	4.50%, 11/15/25	74,010,297
74,000,000	4.13%, 01/31/27	74,372,890
		148,383,187

Total U.S. Government Securities (Cost $1,019,745,761)		742,419,321

CASH SWEEP — 4.3%
UNITED STATES — 4.3%
103,836,786	Citibank - U.S. Dollars on Deposit in Custody Account, 0.60%(h)	103,836,786
Total Cash Sweep (Cost $103,836,786)		103,836,786

TOTAL INVESTMENTS — 99.8% (Cost $2,828,125,284)		$2,401,736,554
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		5,667,512
NET ASSETS — 100.0%		$2,407,404,066

(a)	A copy of the underlying funds’ financial statements is available upon request.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The aggregate value is $737,172,501, which is 30.62% of net assets. These securities have been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors except as indicated in (e).
(c)	Perpetual security with no stated maturity date.
(d)	Floating or variable rate security. For securities where the coupon is described as “SOFR + spread” and a single fixed rate is shown, the rate presented reflects the initial fixed rate in effect as of October 31, 2025. On the contractual reset date, these securities convert from the initial fixed rate to a floating rate based on the applicable SOFR reference rate plus the stated spread. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. The Reference Rate is defined below. Interest Rate shown reflects the rate in effect as of October 31, 2025. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(e)	These securities have been determined to be illiquid in accordance with procedures adopted by the Fund’s Board of Directors.

65

Old Westbury Funds, Inc.
Credit Income Fund
Portfolio of Investments - (Continued)	October 31, 2025

(f)	Zero coupon security. The rate represents the yield at time of purchase.
(g)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. The aggregate value of fair valued securities is $16,779,330 which is 0.70% of net assets and the cost is $17,944,623.
(h)	The rate shown represents the current yield as of October 31, 2025.

Total Return Swap Agreements outstanding at October 31, 2025:

Reference Entity	Counterparty	Payment/ Expiration Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation
Total Return Swap Agreements
Total return swap with Barclays receiving total return of the Barclays US Mortgage Backed Securities Index over the initial level of 2,171.29 and paying a (SOFR RATE + 0.750%) at expiration date	Barclays Bank Plc	11/19/2025	$100,000	$2,957,497	$–	$2,957,497
Total return swap with Barclays receiving total return of the Barclays US Mortgage Backed Securities Index over the initial level of 2,182.05 and paying a (SOFR RATE + 0.750%) at expiration date	Barclays Bank Plc	12/11/2025	75,000	1,899,362	–	1,899,362
Total Return Swap Agreements						$4,856,859

The following abbreviations are used in the report:

CLO — Collateralized Loan Obligation

ETF — Exchange-Traded Fund

PIK — Payment In Kind

REIT — Real Estate Investment Trust

SOFR — Secured Overnight Financing Rate

SOFR 30A — Secured Overnight Financing Rate 30 Day Average USD

SPDR — Standard & Poor’s Depositary Receipt

STEP — Step Coupon Bond

USD — U.S. Dollar

66

Old Westbury Funds, Inc.
Fixed Income Fund
Portfolio of Investments	October 31, 2025

Principal Amount		Value
CORPORATE BONDS — 28.4%
Banks — 6.9%
$5,000,000	Banco Santander SA, 4.55%, 11/06/30	$5,003,954
5,032,000	Bank of America Corp., (SOFR RATE + 0.960%), 1.73%, 07/22/27(a)	4,943,058
5,000,000	Bank of America Corp., (SOFR RATE + 1.650%), 5.47%, 01/23/35(a)	5,223,175
2,479,000	Bank of New York Mellon Corp. (The) MTN, (SOFR RATE + 1.418%), 4.29%, 06/13/33(a)	2,449,305
4,600,000	Barclays Plc, (SOFR RATE + 1.880%), 6.50%, 09/13/27(a)	4,684,610
2,000,000	BNP Paribas SA, (SOFR RATE + 1.450%), 4.79%, 05/09/29(a)(b)	2,017,624
5,000,000	Citigroup, Inc., (SOFR RATE + 1.364%), 5.17%, 02/13/30(a)	5,131,867
5,980,000	Fifth Third Bancorp, (SOFR RATE + 2.340%), 6.34%, 07/27/29(a)	6,287,129
5,000,000	Goldman Sachs Group, Inc. (The), (SOFR RATE + 1.135%), 4.69%, 10/23/30(a)	5,063,133
5,000,000	Huntington Bancshares, Inc., (SOFR RATE + 1.276%), 5.27%, 01/15/31(a)	5,147,245
5,000,000	ING Groep NV, (SOFR Index + 1.230%), 5.07%, 03/25/31(a)	5,119,318
5,940,000	JP Morgan Chase & Co., (SOFR RATE + 1.260%), 2.96%, 01/25/33(a)	5,442,662
4,600,000	JP Morgan Chase & Co., (SOFR RATE + 2.080%), 4.91%, 07/25/33(a)	4,690,392
4,600,000	Mitsubishi UFJ Financial Group, Inc., (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.750%), 1.54%, 07/20/27(a)	4,512,879
6,000,000	Morgan Stanley, (SOFR RATE + 1.730%), 5.47%, 01/18/35(a)	6,240,387
Principal Amount		Value
Banks (continued)
$5,100,000	Morgan Stanley Private Bank NA, (SOFR RATE + 1.080%), 4.73%, 07/18/31(a)	$5,180,069
5,000,000	PNC Financial Services Group, Inc. (The), (SOFR RATE + 1.072%), 5.22%, 01/29/31(a)	5,169,873
4,989,000	Sumitomo Mitsui Financial Group, Inc., 2.63%, 07/14/26	4,940,144
5,520,000	Toronto-Dominion Bank (The) GMTN, 5.53%, 07/17/26	5,576,696
5,431,000	Truist Financial Corp. MTN, (SOFR RATE + 2.050%), 6.05%, 06/08/27(a)	5,486,566
3,000,000	UBS AG, (SOFR RATE + 0.720%), 4.86%, 01/10/28(a)	3,023,737
5,000,000	UBS Group AG, (SOFR RATE + 3.730%), 4.19%, 04/01/31(a)(b)	4,944,072
		106,277,895
Consumer Discretionary — 1.4%
5,736,000	General Motors Financial Co., Inc., 2.70%, 06/10/31	5,163,848
5,000,000	Hyundai Capital America, 4.90%, 06/23/28(b)	5,070,185
3,229,000	Southwest Airlines Co., 5.13%, 06/15/27	3,263,242
3,997,000	Toyota Motor Credit Corp. GMTN, 5.25%, 09/11/28	4,137,692
4,750,000	Verisk Analytics, Inc., 4.50%, 08/15/30	4,771,515
		22,406,482
Consumer Staples — 0.7%
5,000,000	Diageo Capital Plc, 5.63%, 10/05/33	5,321,475
5,000,000	Mars, Inc., 4.80%, 03/01/30(b)	5,107,652
		10,429,127
Energy — 1.9%
3,174,000	BP Capital Markets America, Inc., 4.81%, 02/13/33	3,214,871
5,000,000	Cheniere Corpus Christi Holdings LLC, 3.70%, 11/15/29	4,867,641
5,122,000	Energy Transfer LP, 4.95%, 06/15/28	5,200,378

67

Old Westbury Funds, Inc.
Fixed Income Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
Energy (continued)
$5,100,000	MPLX LP, 4.80%, 02/15/31	$5,143,097
4,823,000	Pioneer Natural Resources Co., 2.15%, 01/15/31	4,358,788
1,637,000	Sabine Pass Liquefaction LLC, 5.88%, 06/30/26	1,640,771
4,600,000	Williams Cos., Inc. (The), 3.75%, 06/15/27	4,572,488
		28,998,034
Financial Services — 3.9%
2,852,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.10%, 01/15/27	2,909,883
2,950,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.63%, 09/10/29	2,974,812
4,600,000	Air Lease Corp., 5.85%, 12/15/27	4,728,035
5,000,000	American International Group, Inc., 4.85%, 05/07/30	5,114,811
4,600,000	Athene Global Funding, 1.73%, 10/02/26(b)	4,498,577
5,000,000	Blackstone Reg Finance Co. LLC, 4.30%, 11/03/30	4,983,736
4,440,000	Capital One Financial Corp., (SOFR RATE + 2.600%), 5.25%, 07/26/30(a)	4,562,143
3,000,000	Capital One Financial Corp., (SOFR RATE + 1.560%), 5.46%, 07/26/30(a)	3,106,650
2,291,000	Charles Schwab Corp. (The), 2.45%, 03/03/27	2,245,000
2,976,000	Charles Schwab Corp. (The), 2.00%, 03/20/28	2,847,983
5,000,000	Marsh & McLennan Cos., Inc., 4.65%, 03/15/30	5,082,710
5,000,000	Metropolitan Life Global Funding I, 5.40%, 09/12/28(b)	5,180,366
6,941,000	PayPal Holdings, Inc., 2.85%, 10/01/29	6,618,576
5,000,000	Wynnton Funding Trust, 5.25%, 08/15/35(b)	5,042,847
		59,896,129
Health Care — 2.8%
4,600,000	AbbVie, Inc., 3.20%, 11/21/29	4,443,405
5,000,000	CVS Health Corp., 5.00%, 09/15/32	5,079,331
Principal Amount		Value
Health Care (continued)
$1,750,000	Eli Lilly & Co., 4.75%, 02/12/30	$1,797,349
4,600,000	Haleon US Capital LLC, 3.38%, 03/24/27	4,559,173
3,038,000	HCA, Inc., 5.38%, 09/01/26	3,048,270
5,490,000	Laboratory Corp. of America Holdings, 4.55%, 04/01/32	5,465,094
4,955,000	McKesson Corp., 4.65%, 05/30/30	5,035,129
5,000,000	Merck & Co., Inc., 4.15%, 09/15/30	5,012,294
5,000,000	Stryker Corp., 5.20%, 02/10/35	5,153,028
3,272,000	Zimmer Biomet Holdings, Inc., 5.35%, 12/01/28	3,382,189
		42,975,262
Industrials — 2.6%
5,255,000	Amphenol Corp., 4.40%, 02/15/33	5,196,389
5,520,000	BAE Systems Plc, 5.13%, 03/26/29(b)	5,685,033
5,000,000	General Dynamics Corp., 4.95%, 08/15/35	5,106,302
1,365,000	John Deere Capital Corp. MTN, 4.95%, 07/14/28	1,401,567
6,216,000	L3Harris Technologies, Inc., 5.25%, 06/01/31	6,469,210
4,927,000	Northrop Grumman Corp., 4.90%, 06/01/34	5,000,779
3,000,000	Ryder System, Inc., 5.00%, 03/15/30	3,068,845
3,000,000	Uber Technologies, Inc., 4.15%, 01/15/31	2,970,533
4,600,000	Waste Connections, Inc., 5.00%, 03/01/34	4,697,570
		39,596,228
Information Technology — 2.5%
5,000,000	Broadcom, Inc., 5.05%, 07/12/29	5,148,567
4,585,000	Fiserv, Inc., 3.50%, 07/01/29	4,412,153
2,176,000	Fiserv, Inc., 5.35%, 03/15/31	2,230,892
5,421,000	KLA Corp., 4.70%, 02/01/34	5,463,999
5,000,000	Leidos, Inc., 5.40%, 03/15/32	5,186,703

68

Old Westbury Funds, Inc.
Fixed Income Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
Information Technology (continued)
$5,500,000	Paychex, Inc., 5.35%, 04/15/32	$5,703,813
5,000,000	Roper Technologies, Inc., 4.45%, 09/15/30	5,017,816
6,116,000	Texas Instruments, Inc., 1.75%, 05/04/30	5,525,670
		38,689,613
Materials — 1.1%
5,520,000	BHP Billiton Finance USA Ltd., 5.10%, 09/08/28	5,680,028
4,965,000	CRH SMW Finance DAC, 5.13%, 01/09/30	5,109,170
4,499,000	Glencore Funding LLC, 5.34%, 04/04/27(b)	4,566,751
2,000,000	Vulcan Materials Co., 4.95%, 12/01/29	2,050,586
		17,406,535
Real Estate — 1.3%
5,000,000	American Tower Corp. REIT, 5.00%, 01/31/30	5,121,615
5,000,000	Brixmor Operating Partnership LP REIT, 3.90%, 03/15/27	4,977,759
3,680,000	Brixmor Operating Partnership LP REIT, 5.75%, 02/15/35	3,858,447
6,070,000	Public Storage Operating Co. REIT, 1.85%, 05/01/28	5,762,609
		19,720,430
Telecommunication Services — 0.6%
5,000,000	AT&T, Inc., 5.38%, 08/15/35	5,125,953
5,000,000	T-Mobile USA, Inc., 4.95%, 11/15/35	4,965,210
		10,091,163
Utilities — 2.7%
4,600,000	DTE Energy Co., 4.95%, 07/01/27	4,655,611
5,000,000	Duke Energy Carolinas LLC, 5.25%, 03/15/35	5,181,605
1,555,000	Duke Energy Corp., 2.65%, 09/01/26	1,536,266
5,235,000	Georgia Power Co., 4.55%, 03/15/30	5,326,110
4,600,000	National Rural Utilities Cooperative Finance Corp. MTN, 5.05%, 09/15/28	4,716,737
Principal Amount		Value
Utilities (continued)
$4,750,000	NextEra Energy Capital Holdings, Inc., 5.05%, 03/15/30	$4,894,116
4,723,000	Public Service Enterprise Group, Inc., 5.88%, 10/15/28	4,944,379
2,803,609	SCE Recovery Funding LLC, Series A-1, 0.86%, 11/15/31	2,541,316
4,820,000	Southern California Gas Co., 5.45%, 06/15/35	5,012,466
3,520,000	Xcel Energy, Inc., 4.75%, 03/21/28	3,565,744
		42,374,350
Total Corporate Bonds (Cost $432,832,658)		438,861,248

ASSET-BACKED SECURITIES — 5.5%
CAYMAN ISLANDS — 1.5%
Collateralized Loan Obligations — 1.5%
3,500,000	AGL CLO 10 Ltd., Series 2021-10A, Class B, (3 mo. Term SOFR + 1.762%), 5.67%, 04/15/34(a)(b)	3,498,242
4,500,000	Benefit Street Partners CLO XVIII Ltd., Series 2019-18A, Class BR2, (3 mo. Term SOFR + 1.550%), 5.45%, 10/15/38(a)(b)	4,496,076
2,000,000	Flatiron CLO 19 Ltd., Series 2019-1A, Class BR2, (3 mo. Term SOFR + 1.500%), 5.69%, 11/16/34(a)(b)	1,992,160
4,500,000	Palmer Square CLO Ltd., Series 2022- 1A, Class BR, (3 mo. Term SOFR + 1.600%), 5.56%, 10/20/38(a)(b)	4,507,516
4,250,000	Regatta XXI Funding Ltd., Series 2021-3A, Class BR, (3 mo. Term SOFR + 1.750%), 5.65%, 10/15/37(a)(b)	4,262,341
5,000,000	RRX 7 Ltd., Series 2022-7A, Class A2, (3 mo. Term SOFR + 2.000%), 5.90%, 07/15/35(a)(b)	5,018,262
		23,774,597
JERSEY CHANNEL ISLANDS — 0.4%
Collateralized Loan Obligations — 0.4%
2,750,000	Golub Capital Partners CLO Ltd., Series 2024-74A, Class A, (3 mo. Term SOFR + 1.500%), 5.36%, 07/25/37(a)(b)	2,760,260

69

Old Westbury Funds, Inc.
Fixed Income Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
JERSEY CHANNEL ISLANDS (continued)
Collateralized Loan Obligations (continued)
$4,000,000	OCP Aegis CLO Ltd., Series 2023- 29A, Class BR, (3 mo. Term SOFR + 1.550%), 5.43%, 01/20/36(a)(b)	$3,995,153
		6,755,413
UNITED STATES — 3.6%
Other Asset-Backed Securities — 3.6%
1,424,862	Amur Equipment Finance Receivables XIV LLC, Series 2024-2A, Class A2, 5.19%, 07/21/31(b)	1,440,350
3,000,000	Avis Budget Rental Car Funding AESOP LLC, Series 2022-5A, Class A, 6.12%, 04/20/27(b)	3,013,421
2,928,856	Bank of America Auto Trust, Series 2023-2A, Class A3, 5.74%, 06/15/28(b)	2,957,678
2,250,000	BMW Vehicle Owner Trust, Series 2025-A, Class A4, 4.66%, 12/27/32	2,288,517
969,498	BofA Auto Trust, Series 2024-1A, Class A3, 5.35%, 11/15/28(b)	976,282
30,994	CarMax Auto Owner Trust, Series 2022-2, Class A3, 3.49%, 02/16/27	30,983
1,404,393	CarMax Auto Owner Trust, Series 2022-4, Class A3, 5.34%, 08/16/27	1,408,645
1,905,701	CarMax Auto Owner Trust, Series 2023-4, Class A3, 6.00%, 07/17/28	1,928,785
2,000,000	CarMax Auto Owner Trust, Series 2024-4, Class A3, 4.60%, 10/15/29	2,016,898
1,176,965	CNH Equipment Trust, Series 2021- C, Class A4, 1.16%, 10/16/28	1,169,930
1,500,000	CNH Equipment Trust, Series 2024- B, Class A3, 5.19%, 09/17/29	1,520,816
1,621,038	Daimler Trucks Retail Trust, Series 2023-1, Class A3, 5.90%, 03/15/27	1,629,745
879,213	Enterprise Fleet Financing LLC, Series 2024-1, Class A2, 5.23%, 03/20/30(b)	885,534
Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$458,151	Enterprise Fleet Financing LLC, Series 2024-2, Class A2, 5.74%, 12/20/26(b)	$460,179
1,266,326	Honda Auto Receivables Owner Trust, Series 2023-2, Class A3, 4.93%, 11/15/27	1,271,686
3,000,000	Honda Auto Receivables Owner Trust, Series 2025-1, Class A3, 4.57%, 09/21/29	3,029,447
1,000,000	HPEFS Equipment Trust, Series 2024- 2A, Class A3, 5.36%, 10/20/31(b)	1,005,969
2,600,000	John Deere Owner Trust, Series 2024- B, Class A3, 5.20%, 03/15/29	2,637,774
2,663,067	Kubota Credit Owner Trust, Series 2023-2A, Class A3, 5.28%, 01/18/28(b)	2,683,117
503,054	Kubota Credit Owner Trust, Series 2024-2A, Class A2, 5.45%, 04/15/27(b)	505,128
3,750,000	M&T Equipment Notes, Series 2024- 1A, Class A3, 4.76%, 08/18/31(b)	3,791,944
884,194	Navient Private Education Refi Loan Trust, Series 2021-BA, Class A, 0.94%, 07/15/69(b)	808,503
1,466,114	Navient Private Education Refi Loan Trust, Series 2021-CA, Class A, 1.06%, 10/15/69(b)	1,340,302
3,700,000	PFS Financing Corp., Series 2024-B, Class A, 4.95%, 02/15/29(b)	3,732,673
1,250,000	Santander Drive Auto Receivables Trust, Series 2025-1, Class A3, 4.74%, 01/16/29	1,254,043
800,000	SFS Auto Receivables Securitization Trust, Series 2024-2A, Class A3, 5.33%, 11/20/29(b)	808,125
25,581	Sofi Professional Loan Program Trust, Series 2018-B, Class A2FX, 3.34%, 08/25/47(b)	25,556
370,842	Sofi Professional Loan Program Trust, Series 2021-A, Class AFX, 1.03%, 08/17/43(b)	326,773
1,500,000	T-Mobile US Trust, Series 2025-1A, Class A, 4.74%, 11/20/29(b)	1,518,121

70

Old Westbury Funds, Inc.
Fixed Income Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$3,000,000	Verizon Master Trust, Series 2025-1, Class A, 4.71%, 01/21/31	$3,044,592
2,070,756	Wheels Fleet Lease Funding 1 LLC, Series 2024-2A, Class A1, 4.87%, 06/21/39(b)	2,087,709
3,500,000	Wheels Fleet Lease Funding 1 LLC, Series 2025-1A, Class A1, 4.57%, 01/18/40(b)	3,524,046
		55,123,271

Total Asset-Backed Securities (Cost $85,406,866)		85,653,281

U.S. GOVERNMENT SECURITIES — 64.9%
U.S. Treasury Inflation Indexed Notes — 2.5%
38,138,331	1.25%, 04/15/28(c)	38,137,103
U.S. Treasury Notes — 62.4%
11,600,000	3.50%, 10/31/27	11,578,250
45,157,000	3.88%, 03/15/28	45,453,343
46,715,000	3.63%, 08/15/28	46,747,846
131,559,000	3.63%, 08/31/29	131,399,690
170,110,000	4.00%, 03/31/30	172,262,955
160,544,000	4.13%, 08/31/30	163,422,504
89,531,000	4.38%, 01/31/32	92,195,946
86,730,000	3.75%, 10/31/32	85,998,216
118,419,000	3.88%, 08/15/34	117,049,780
29,666,000	4.25%, 05/15/35	30,064,637
68,171,000	4.25%, 08/15/35	69,023,137
		965,196,304
Total U.S. Government Securities (Cost $989,292,671)		1,003,333,407

Shares
INVESTMENT COMPANY — 1.5%
23,372,314	Federated Hermes U.S. Treasury Cash Reserves, Premier Class, 3.90%(d)	23,372,314
Total Investment Company (Cost $23,372,314)		23,372,314

TOTAL INVESTMENTS — 100.3% (Cost $1,530,904,509)		$1,551,220,250
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.3)%		(4,322,176)
NET ASSETS — 100.0%		$1,546,898,074

(a)	Floating or variable rate security. For securities where the coupon is described as “SOFR + spread” and a single fixed rate is shown, the rate presented reflects the initial fixed rate in effect as of October 31, 2025. On the contractual reset date, these securities convert from the initial fixed rate to a floating rate based on the applicable SOFR reference rate plus the stated spread. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. The Reference Rate is defined below. Interest Rate shown reflects the rate in effect as of October 31, 2025. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors.
(c)	Inflation protected security.
(d)	The rate shown represents the current yield as of October 31, 2025.

The following abbreviations are used in the report:

CLO — Collateralized Loan Obligation

GMTN — Global Medium Term Note

MTN — Medium Term Note

REIT — Real Estate Investment Trust

SOFR — Secured Overnight Financing Rate

71

Old Westbury Funds, Inc.
Short-Term Bond Fund
Portfolio of Investments	October 31, 2025

Principal Amount		Value
CORPORATE BONDS — 34.6%
Banks — 10.8%
$247,000	Bank of America Corp., (SOFR RATE + 1.630%), 5.20%, 04/25/29(a)	$252,969
102,000	Bank of Montreal, Series H, MTN, 4.70%, 09/14/27	103,212
137,000	Bank of New York Mellon Corp. (The), (SOFR RATE + 1.026%), 4.95%, 04/26/27(a)	137,575
1,000,000	Bank of New York Mellon Corp. (The), (SOFR RATE + 0.680%), 4.44%, 06/09/28(a)	1,006,433
500,000	Barclays Plc, (SOFR RATE + 0.960%), 5.09%, 02/25/29(a)	508,518
500,000	BNP Paribas SA, (SOFR RATE + 1.450%), 4.79%, 05/09/29(a)(b)	504,406
400,000	Citibank NA, 4.93%, 08/06/26	402,416
672,000	Citigroup, Inc., (3 mo. Term SOFR + 1.652%), 3.67%, 07/24/28(a)	666,278
500,000	Fifth Third Bancorp, (SOFR RATE + 2.340%), 6.34%, 07/27/29(a)	525,680
640,000	Goldman Sachs Bank USA, (SOFR RATE + 0.750%), 5.41%, 05/21/27(a)	644,073
999,000	JP Morgan Chase & Co., (SOFR RATE + 1.015%), 2.07%, 06/01/29(a)	949,709
657,000	Morgan Stanley, (SOFR RATE + 1.295%), 5.05%, 01/28/27(a)	657,963
500,000	Morgan Stanley Private Bank NA, (SOFR RATE + 1.080%), 4.73%, 07/18/31(a)	507,850
800,000	PNC Bank NA, (SOFR RATE + 0.504%), 4.78%, 01/15/27(a)	800,720
500,000	Royal Bank of Canada GMTN, (SOFR Index + 0.810%), 4.72%, 03/27/28(a)	504,583
952,000	Sumitomo Mitsui Financial Group, Inc., 2.63%, 07/14/26	942,677
Principal Amount		Value
Banks (continued)
$87,000	Toronto-Dominion Bank (The) GMTN, 5.53%, 07/17/26	$87,894
850,000	UBS AG, (SOFR RATE + 0.720%), 4.86%, 01/10/28(a)	856,726
650,000	US Bank NA, (SOFR RATE + 0.690%), 4.51%, 10/22/27(a)	652,164
420,000	Wells Fargo & Co. GMTN, (SOFR RATE + 1.070%), 5.71%, 04/22/28(a)	429,199
		11,141,045
Consumer Discretionary — 2.5%
92,000	American Honda Finance Corp. GMTN, (SOFR RATE + 0.770%), 4.93%, 03/12/27(a)	92,169
87,000	Clorox Co. (The), 3.90%, 05/15/28	86,678
877,000	General Motors Financial Co., Inc., 5.40%, 05/08/27	891,051
500,000	Hyundai Capital America, 4.90%, 06/23/28(b)	507,018
400,000	Marriott International, Inc., 5.55%, 10/15/28	415,740
218,000	Southwest Airlines Co., 5.13%, 06/15/27	220,312
400,000	Toyota Motor Credit Corp. GMTN, 4.55%, 08/07/26	401,650
		2,614,618
Consumer Staples — 0.2%
250,000	Mars, Inc., 4.45%, 03/01/27(b)	251,615
Energy — 1.6%
114,000	BP Capital Markets America, Inc., 3.94%, 09/21/28	113,794
113,000	Enbridge, Inc., 6.00%, 11/15/28	118,802
627,000	Energy Transfer LP, 4.95%, 06/15/28	636,595
575,000	Pioneer Natural Resources Co., 1.90%, 08/15/30	517,887
237,000	Williams Cos., Inc. (The), 5.40%, 03/02/26	237,888
		1,624,966

72

Old Westbury Funds, Inc.
Short-Term Bond Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
Financial Services — 5.9%
$950,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.10%, 01/15/27	$969,281
247,000	Air Lease Corp., 5.85%, 12/15/27	253,875
152,000	American Express Co., (SOFR RATE + 1.000%), 5.10%, 02/16/28(a)	153,890
500,000	Arthur J Gallagher & Co., 4.60%, 12/15/27	504,664
641,000	Capital One Financial Corp., (SOFR RATE + 2.080%), 5.47%, 02/01/29(a)	656,587
151,000	Corebridge Financial, Inc., 3.65%, 04/05/27	149,721
500,000	Corebridge Global Funding, 4.90%, 01/07/28(b)	507,527
500,000	Lincoln Financial Global Funding, 4.63%, 05/28/28(b)	504,518
1,000,000	Metropolitan Life Global Funding I, 4.15%, 08/25/28(b)	1,002,573
400,000	New York Life Global Funding MTN, 3.90%, 10/01/27(b)	400,031
1,000,000	PayPal Holdings, Inc., 4.45%, 03/06/28	1,009,887
		6,112,554
Health Care — 1.7%
87,000	Cigna Group (The), 4.50%, 02/25/26	86,987
259,000	CVS Health Corp., 1.30%, 08/21/27	246,086
667,000	HCA, Inc., 5.38%, 09/01/26	669,255
545,000	Merck & Co., Inc., 4.15%, 09/15/30	546,340
87,000	Pfizer Investment Enterprises Pte Ltd., 4.45%, 05/19/28	87,910
92,000	Zimmer Biomet Holdings, Inc., 3.05%, 01/15/26	91,756
		1,728,334
Industrials — 3.5%
1,000,000	Amphenol Corp., 3.90%, 11/15/28	995,406
400,000	Caterpillar Financial Services Corp., 4.40%, 10/15/27	404,233
627,000	L3Harris Technologies, Inc., 5.40%, 01/15/27	636,245
87,000	Ryder System, Inc. MTN, 5.30%, 03/15/27	88,208
Principal Amount		Value
Industrials (continued)
$1,000,000	Uber Technologies, Inc., 4.50%, 08/15/29(b)	$997,571
500,000	Union Pacific Corp., 3.95%, 09/10/28	499,423
		3,621,086
Information Technology — 4.1%
1,000,000	Advanced Micro Devices, Inc., 4.21%, 09/24/26	1,002,659
900,000	Broadcom, Inc., 5.05%, 07/12/27	914,909
102,000	Fiserv, Inc., 5.15%, 03/15/27	102,838
1,000,000	Microchip Technology, Inc., 4.90%, 03/15/28	1,012,399
750,000	Oracle Corp., 1.65%, 03/25/26	742,680
500,000	Roper Technologies, Inc., 4.25%, 09/15/28	501,485
		4,276,970
Materials — 0.4%
170,000	Glencore Funding LLC, 5.34%, 04/04/27(b)	172,560
200,000	Owens Corning, 5.50%, 06/15/27	204,045
		376,605
Real Estate — 0.8%
800,000	Brixmor Operating Partnership LP REIT, 3.90%, 03/15/27	796,441
Telecommunication Services — 0.2%
174,000	T-Mobile USA, Inc., 3.75%, 04/15/27	173,021
Utilities — 2.9%
900,000	DTE Energy Co., 4.95%, 07/01/27	910,881
1,000,000	Duke Energy Progress LLC, 4.35%, 03/06/27	1,005,569
117,000	National Rural Utilities Cooperative Finance Corp. MTN, 5.05%, 09/15/28	119,969
87,000	NextEra Energy Capital Holdings, Inc., 4.95%, 01/29/26	87,137
500,000	NextEra Energy Capital Holdings, Inc., 4.69%, 09/01/27	505,399
217,000	Public Service Enterprise Group, Inc., 5.88%, 10/15/28	227,172

73

Old Westbury Funds, Inc.
Short-Term Bond Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
Utilities (continued)
$97,000	Southern Co. (The), 4.85%, 06/15/28	$98,734
		2,954,861
Total Corporate Bonds (Cost $35,325,546)		35,672,116

ASSET-BACKED SECURITIES — 7.0%
BERMUDA — 0.2%
Collateralized Loan Obligations — 0.2%
250,000	Rad CLO 25 Ltd., Series 2024-25A, Class A1, (3 mo. Term SOFR + 1.460%), 5.34%, 07/20/37(a)(b)	250,845
CAYMAN ISLANDS — 0.9%
Collateralized Loan Obligations — 0.9%
500,000	Benefit Street Partners CLO XVIII Ltd., Series 2019-18A, Class AR2, (3 mo. Term SOFR + 1.240%), 5.14%, 10/15/38(a)(b)	500,444
400,000	Palmer Square CLO Ltd., Series 2024-3A, Class A, (3 mo. Term SOFR + 1.350%), 5.23%, 07/20/37(a)(b)	400,904
		901,348
JERSEY CHANNEL ISLANDS — 0.2%
Collateralized Loan Obligations — 0.2%
250,000	Golub Capital Partners CLO Ltd., Series 2024-74A, Class A, (3 mo. Term SOFR + 1.500%), 5.36%, 07/25/37(a)(b)	250,933
UNITED STATES — 5.7%
Other Asset-Backed Securities — 5.7%
500,000	BMW Vehicle Owner Trust, Series 2025-A, Class A4, 4.66%, 12/27/32	508,559
71,111	CarMax Auto Owner Trust, Series 2023-1, Class A3, 4.75%, 10/15/27	71,244
500,000	CarMax Auto Owner Trust, Series 2024-4, Class A3, 4.60%, 10/15/29	504,224
500,000	CarMax Auto Owner Trust, Series 2025-1, Class A3, 4.84%, 01/15/30	506,093
60,457	CNH Equipment Trust, Series 2024-B, Class A2A, 5.42%, 10/15/27	60,581
Principal Amount		Value
UNITED STATES (continued)
Other Asset-Backed Securities (continued)
$114,538	Enterprise Fleet Financing LLC, Series 2024-2, Class A2, 5.74%, 12/20/26(b)	$115,045
500,000	Honda Auto Receivables Owner Trust, Series 2025-1, Class A3, 4.57%, 09/21/29	504,908
48,485	Hyundai Auto Receivables Trust, Series 2022-C, Class A3, 5.39%, 06/15/27	48,643
448,478	Hyundai Auto Receivables Trust, Series 2023-C, Class A3, 5.54%, 10/16/28	452,836
300,000	John Deere Owner Trust, Series 2024-B, Class A3, 5.20%, 03/15/29	304,359
665,767	Kubota Credit Owner Trust, Series 2023-2A, Class A3, 5.28%, 01/18/28(b)	670,779
125,763	Kubota Credit Owner Trust, Series 2024-2A, Class A2, 5.45%, 04/15/27(b)	126,282
258,111	M&T Equipment Notes, Series 2024-1A, Class A2, 4.99%, 08/18/31(b)	258,875
200,000	SFS Auto Receivables Securitization Trust, Series 2024-2A, Class A3, 5.33%, 11/20/29(b)	202,031
500,000	T-Mobile US Trust, Series 2025-1A, Class A, 4.74%, 11/20/29(b)	506,041
500,000	Verizon Master Trust, Series 2025-1, Class A, 4.71%, 01/21/31	507,432
500,000	Wheels Fleet Lease Funding 1 LLC, Series 2025-1A, Class A1, 4.57%, 01/18/40(b)	503,435
		5,851,367
Total Asset-Backed Securities (Cost $7,199,299)		7,254,493

U.S. GOVERNMENT SECURITIES — 57.4%
U.S. Treasury Bills — 1.4%
1,500,000	3.57%, 10/01/26(c)	1,450,413
U.S. Treasury Notes — 56.0%
480,000	4.25%, 01/31/26	480,378
2,769,000	3.63%, 05/15/26	2,766,215
3,569,000	4.38%, 08/15/26	3,585,329
3,366,000	4.63%, 11/15/26	3,395,749
3,048,000	4.00%, 01/15/27	3,058,715

74

Old Westbury Funds, Inc.
Short-Term Bond Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
U.S. Treasury Notes (continued)
$2,965,000	4.13%, 02/28/27	$2,981,910
2,212,000	4.50%, 05/15/27	2,239,823
2,974,000	4.38%, 07/15/27	3,010,362
3,760,000	4.13%, 09/30/27	3,795,397
2,813,000	3.88%, 11/30/27	2,828,493
2,725,000	4.25%, 01/15/28	2,761,830
2,888,000	4.00%, 02/29/28	2,913,721
2,825,000	3.75%, 04/15/28	2,834,711
2,683,000	4.00%, 06/30/28	2,710,459
3,998,000	4.38%, 08/31/28	4,079,522
3,197,000	4.00%, 01/31/29	3,233,341
3,096,000	4.00%, 07/31/29	3,133,249
2,460,000	4.13%, 11/30/29	2,502,089
2,750,000	4.25%, 01/31/30	2,811,123
2,500,000	3.88%, 07/31/30	2,518,652
		57,641,068
Total U.S. Government Securities (Cost $58,636,041)		59,091,481

Shares
INVESTMENT COMPANY — 1.0%
1,063,874	Federated Hermes U.S. Treasury Cash Reserves, Premier Class, 3.90%(d)	1,063,874
Total Investment Company (Cost $1,063,874)		1,063,874

TOTAL INVESTMENTS — 100.0% (Cost $102,224,760)		$103,081,964
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.0)%		(32,277)
NET ASSETS — 100.0%		$103,049,687

(a)	Floating or variable rate security. For securities where the coupon is described as “SOFR + spread” and a single fixed rate is shown, the rate presented reflects the initial fixed rate in effect as of October 31, 2025. On the contractual reset date, these securities convert from the initial fixed rate to a floating rate based on the applicable SOFR reference rate plus the stated spread. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. The Reference Rate is defined below. Interest Rate shown reflects the rate in effect as of October 31, 2025. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors.
(c)	Zero coupon security. The rate represents the yield at time of purchase.
(d)	The rate shown represents the current yield as of October 31, 2025.

The following abbreviations are used in the report:

CLO — Collateralized Loan Obligation

GMTN — Global Medium Term Note

MTN — Medium Term Note

REIT — Real Estate Investment Trust

SOFR — Secured Overnight Financing Rate

75

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments	October 31, 2025

Principal Amount		Value
MUNICIPAL BONDS — 96.5%
Arizona — 2.0%
$3,000,000	Arizona Board of Regents Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/28	$3,187,333
3,000,000	Arizona Board of Regents Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/29	3,256,575
3,190,000	Arizona Board of Regents Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/30	3,531,583
5,000,000	Arizona Board of Regents Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/32	5,708,150
7,815,000	Arizona Board of Regents Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/33	9,045,191
5,150,000	Arizona Board of Regents Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/34	6,016,978
5,000,000	Arizona Board of Regents Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/35	5,865,243
5,000,000	City of Phoenix Civic Improvement Corp. Current Refunding Revenue Bonds, 5.00%, 07/01/29	5,357,184
2,005,000	City of Phoenix School Improvements GO, Series B, 4.41%, 07/01/28	2,032,275
2,925,000	City of Scottsdale Recreation Facilities Improvements GO, 5.00%, 07/01/37	3,392,171
3,950,000	Salt River Project Agricultural Improvement & Power District Advance Refunding Revenue Bonds, Series A, 5.00%, 01/01/33	4,044,077
7,180,000	Salt River Project Agricultural Improvement & Power District Current Refunding Revenue Bonds, Series B, 5.00%, 01/01/36	8,473,500
Principal Amount		Value
Arizona (continued)
$7,100,000	Salt River Project Agricultural Improvement & Power District Current Refunding Revenue Bonds, Series B, 5.00%, 01/01/37	$8,303,333
6,810,000	Salt River Project Agricultural Improvement & Power District Revenue Bonds, Series A, 5.00%, 01/01/43	7,294,417
8,500,000	Scottsdale Municipal Property Corp. Water Utility Improvements Revenue Bonds, 5.00%, 07/01/38	9,766,583
		85,274,593
California — 3.4%
4,000,000	California Health Facilities Financing Authority Health Care Facilities Revenue Bonds, Series B, 5.00%, 08/15/33	4,774,817
4,735,000	City of Los Angeles Department of Airports Airport & Marina Improvements Revenue Bonds, 5.00%, 05/15/32	5,279,549
2,250,000	City of Los Angeles Department of Airports Current Refunding Revenue Bonds, 5.00%, 05/15/27	2,315,316
2,810,000	City of Los Angeles Department of Airports Current Refunding Revenue Bonds, Series D, 5.00%, 05/15/27	2,922,040
2,000,000	City of Los Angeles Department of Airports Current Refunding Revenue Bonds, Series D, 5.00%, 05/15/30	2,252,553
10,000,000	County of Santa Clara GO, Series C, 4.30%, 08/01/27	10,098,417
10,000,000	County of Santa Clara GO, Series C, 4.33%, 08/01/29	10,185,758
5,000,000	Los Angeles Department of Water & Power Water System Revenue Bonds, Series A, 5.00%, 07/01/27	5,188,331
4,200,000	San Francisco City & County Airport & Marina Improvements Revenue Bonds, Series A, 5.00%, 05/01/34	4,774,888

76

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
California (continued)
$11,000,000	San Francisco City & County Public Utilities Commission Wastewater Revenue Bonds, Series A, 4.66%, 10/01/27	$11,155,790
14,000,000	State of California Current Refunding GO, 5.00%, 12/01/25	14,025,214
2,520,000	State of California Current Refunding GO, 5.00%, 03/01/26	2,539,664
7,500,000	State of California Current Refunding GO, 5.00%, 03/01/27	7,749,622
7,500,000	State of California Current Refunding GO, 5.00%, 03/01/28	7,934,285
10,000,000	State of California Current Refunding GO, 5.00%, 10/01/37	11,114,317
16,195,000	State of California Current Refunding GO, (AGM), 5.25%, 08/01/32	18,761,070
15,000,000	State of California Water Utility Improvements GO, 5.00%, 09/01/26	15,305,478
10,000,000	University of California University & College Improvements Revenue Bonds, Series BK, 5.00%, 05/15/32	11,650,372
		148,027,481
Colorado — 3.0%
20,000,000	Boulder Larimer & Weld Counties St. Vrain Valley School District School Improvements GO, Series 1J, (State Aid Withholding), 5.00%, 12/15/26	20,534,692
27,720,000	City & County of Denver Co. Airport System & Marina Improvements Refunding Revenue Bonds, Series A, 5.00%, 12/01/28	29,343,885
11,590,000	City & County of Denver Co. Airport System Refunding Revenue Bonds, Series A, 5.00%, 11/15/27	12,068,433
6,175,000	City & County of Denver Co. Airport System Revenue Bonds, Series A, 5.00%, 11/15/36	6,751,824
Principal Amount		Value
Colorado (continued)
$10,000,000	City & County of Denver Co. Airport System Revenue Bonds, Series A, 5.00%, 12/01/32	$10,536,571
2,225,000	City & County of Denver Co. Airport System Revenue Bonds, Series C, 5.00%, 11/15/27	2,329,879
3,500,000	Colorado Health Facilities Authority Health Care Facilities Revenue Bonds, Series A, 5.00%, 05/15/37	3,849,351
1,000,000	Colorado Housing and Finance Authority Revenue Bonds, Series G-1, 4.33%, 05/01/29	1,013,248
1,295,000	Colorado Housing and Finance Authority Revenue Bonds, Series G-1, 4.51%, 05/01/30	1,319,134
2,245,000	Colorado Housing and Finance Authority Revenue Bonds, Series G-1, 4.63%, 05/01/31	2,289,346
2,935,000	Colorado Housing and Finance Authority Revenue Bonds, Series G-1, 4.83%, 05/01/32	3,004,158
2,950,000	Colorado Housing and Finance Authority Revenue Bonds, Series G-1, 4.93%, 05/01/33	3,010,989
2,425,000	Colorado Housing and Finance Authority Revenue Bonds, Series G-1, 5.15%, 11/01/36	2,450,652
2,000,000	Denver City & County School District No 1 Current Refunding GO, Series B, (State Aid Withholding), 5.00%, 12/01/26	2,050,490
11,330,000	University of Colorado Current Refunding Revenue Bonds, Series A, 5.00%, 06/01/26	11,480,987
7,250,000	University of Colorado Hospital Authority Health Care Facilities Revenue Bonds, Series A, 5.00%, 11/15/29	7,900,479

77

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
Colorado (continued)
$10,000,000	University of Colorado Hospital Authority Health Care Facilities Revenue Bonds, Series B, 5.00%, 11/15/31	$11,310,650
		131,244,768
Connecticut — 4.2%
12,500,000	Connecticut State Health & Educational Facilities Authority University & College Improvements Revenue Bonds, Series 2, 5.00%, 07/01/64	14,222,126
5,000,000	Connecticut State Health & Educational Facilities Authority University & College Improvements Revenue Bonds, Series C-1, 5.00%, 07/01/40	5,253,226
11,000,000	Connecticut State Health & Educational Facilities Authority University & College Improvements Revenue Bonds, Series S, 5.00%, 07/01/27	11,437,855
5,260,000	Connecticut State Health & Educational Facilities Authority University & College Improvements Revenue Bonds, Series U, 5.00%, 07/01/33(a)	6,143,458
5,860,000	Metropolitan District Refunding Notes GO, Series C, (AGM), 5.00%, 11/01/25	5,860,000
4,715,000	State of Connecticut GO, Series A, 5.38%, 05/01/27	4,825,370
6,295,000	State of Connecticut GO, Series D, 5.00%, 07/15/26	6,396,023
9,345,000	State of Connecticut Public Improvements GO, Series A, 5.00%, 01/15/26	9,386,040
6,000,000	State of Connecticut Public Improvements GO, Series A, 3.85%, 09/15/27	6,012,223
5,000,000	State of Connecticut Public Improvements GO, Series A, 4.79%, 03/15/31	5,185,826
10,000,000	State of Connecticut Public Improvements GO, Series C, 5.00%, 08/15/28	10,651,520
Principal Amount		Value
Connecticut (continued)
$10,000,000	State of Connecticut Public Improvements GO, Series C, 5.00%, 08/15/29	$10,870,111
8,000,000	State of Connecticut Public Improvements GO, Series C, 5.00%, 08/15/30	8,871,712
10,000,000	State of Connecticut Public Improvements GO, Series C, 5.00%, 08/15/31	11,294,537
10,000,000	State of Connecticut Public Improvements GO, Series C, 5.00%, 08/15/32	11,472,125
6,775,000	State of Connecticut Special Tax Current Refunding Revenue Bonds, Series B, 5.00%, 07/01/30	7,495,436
10,000,000	State of Connecticut Special Tax Highway Improvements Revenue Bonds, Series A, 5.00%, 01/01/35	10,437,531
20,000,000	State of Connecticut Special Tax Revenue Highway Improvements Revenue Bonds, Series A-1, 5.00%, 07/01/27	20,786,474
6,500,000	State of Connecticut Special Tax Revenue Highway Improvements Revenue Bonds, Series A-1, 5.00%, 07/01/28	6,899,679
5,865,000	State of Connecticut Special Tax Revenue Highway Improvements Revenue Bonds, Series A-1, 5.00%, 07/01/29	6,358,903
		179,860,175
Delaware — 1.1%
10,000,000	Delaware State Health Facilities Authority Current Refunding Revenue Bonds, 5.00%, 10/01/45	10,254,186
6,780,000	Delaware Transportation Authority Public Improvements Revenue Bonds, 5.00%, 07/01/27	7,053,369
7,895,000	State of Delaware Current Refunding GO, 5.00%, 02/01/31	8,889,993
7,705,000	State of Delaware Current Refunding GO, Series A, 5.00%, 10/01/27	8,064,772

78

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
Delaware (continued)
$3,620,000	State of Delaware Current Refunding GO, Series B, 5.00%, 07/01/26	$3,676,418
9,005,000	State of Delaware Public Improvements GO, Series A, 5.00%, 05/01/26	9,110,502
		47,049,240
District of Columbia — 3.0%
5,045,000	District of Columbia Cash Flow Management GO, Series B, 5.00%, 08/01/29	5,483,602
3,660,000	District of Columbia Current Refunding Revenue Bonds, Series C, 5.00%, 12/01/26	3,751,018
3,500,000	District of Columbia Income Tax Public Improvements Revenue Bonds, Series B, 5.00%, 10/01/27	3,657,746
4,280,000	District of Columbia Income Tax Revenue Bonds, Series A, 5.00%, 05/01/43	4,576,773
12,675,000	District of Columbia Income Tax Transit Improvements Revenue Bonds, Series A, 5.00%, 07/01/36	14,152,648
10,000,000	District of Columbia Income Tax Transit Improvements Revenue Bonds, Series A, 5.00%, 07/01/47	10,447,225
7,185,000	District of Columbia Income Tax Transit Improvements Revenue Bonds, Series B, 3.81%, 07/01/30	7,130,824
6,000,000	District of Columbia Income Tax Transit Improvements Revenue Bonds, Series B, 3.86%, 07/01/31	5,928,365
7,440,000	District of Columbia Public Improvements GO, Series A, 5.00%, 08/01/26	7,564,810
4,150,000	District of Columbia Public Improvements GO, Series A, 5.00%, 08/01/28	4,414,538
5,000,000	District of Columbia Public Improvements GO, Series A, 5.00%, 08/01/29	5,434,690
Principal Amount		Value
District of Columbia (continued)
$2,000,000	District of Columbia Water & Sewer Authority Cash Flow Management Revenue Bonds, Series A, 5.00%, 10/01/26	$2,041,334
2,565,000	District of Columbia Water & Sewer Authority Cash Flow Management Revenue Bonds, Series A, 5.00%, 10/01/34	3,012,824
10,295,000	Metropolitan Washington Airports Authority Aviation Airport & Marina Improvements Revenue Bonds, Series A, 5.00%, 10/01/29	11,064,889
5,000,000	Metropolitan Washington Airports Authority Aviation Airport & Marina Improvements Revenue Bonds, Series A, 5.00%, 10/01/30	5,461,276
5,000,000	Metropolitan Washington Airports Authority Aviation Airport & Marina Improvements Revenue Bonds, Series A, 5.00%, 10/01/31	5,529,130
5,000,000	Metropolitan Washington Airports Authority Aviation Airport & Marina Improvements Revenue Bonds, Series A, 5.00%, 10/01/33	5,643,974
2,850,000	Metropolitan Washington Airports Authority Aviation Revenue Bonds, Series A, 5.00%, 10/01/26	2,899,955
3,000,000	Metropolitan Washington Airports Authority Aviation Revenue Bonds, Series A, 5.00%, 10/01/27	3,103,033
3,500,000	Metropolitan Washington Airports Authority Aviation Revenue Bonds, Series A, 5.00%, 10/01/28	3,706,950
2,500,000	Metropolitan Washington Airports Authority Aviation Revenue Bonds, Series A, 5.00%, 10/01/30	2,730,638

79

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
District of Columbia (continued)
$10,000,000	Metropolitan Washington Airports Authority Aviation Revenue Bonds, Series A, 5.00%, 10/01/31	$11,058,260
		128,794,502
Florida — 1.0%
8,800,000	State of Florida Current Refunding GO, Series A, 5.00%, 06/01/26	8,916,815
10,000,000	State of Florida Current Refunding GO, Series A, 5.00%, 06/01/28	10,627,366
4,170,000	State of Florida Department of Transportation Highway Improvements Revenue Bonds, Series A, 5.00%, 07/01/29	4,517,063
15,000,000	State of Florida Department of Transportation Turnpike System Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/35	17,743,983
		41,805,227
Georgia — 1.7%
18,480,000	Brookhaven Development Authority Revenue Bonds, Series A, 4.00%, 07/01/44	17,684,604
9,280,000	City of Atlanta Airport Passenger Facility Charge Airport & Marina Improvements Revenue Bonds, Sub-Series D, 5.00%, 07/01/34	10,294,321
12,890,000	City of Atlanta Airport Passenger Facility Charge Airport & Marina Improvements Revenue Bonds, Sub-Series D, 5.00%, 07/01/35	14,207,319
5,500,000	City of Atlanta Department of Aviation Current Refunding Revenue Bonds, Series B, 5.00%, 07/01/27	5,676,222
3,250,000	City of Atlanta GA Department of Aviation Revenue Bonds, Series B-1, 5.00%, 07/01/30	3,542,886
4,350,000	City of Atlanta GA Department of Aviation Revenue Bonds, Series B-1, 5.00%, 07/01/31	4,817,179
Principal Amount		Value
Georgia (continued)
$3,460,000	City of Atlanta GA Department of Aviation Revenue Bonds, Series B-1, 5.00%, 07/01/32	$3,882,904
4,000,000	City of Atlanta GA Department of Aviation Revenue Bonds, Series B-1, 5.00%, 07/01/33	4,520,624
7,350,000	City of Atlanta GA Department of Aviation Revenue Bonds, Series B-1, 5.00%, 07/01/34	8,357,665
		72,983,724
Hawaii — 1.6%
3,000,000	City & County of Honolulu Current Refunding GO, Series G, 5.00%, 07/01/29	3,260,630
3,190,000	City & County of Honolulu Current Refunding GO, Series G, 5.00%, 07/01/30	3,540,028
6,015,000	State of Hawaii Airports System Revenue Bonds, Series A, 5.00%, 07/01/34	6,475,704
10,350,000	State of Hawaii Airports System Revenue Bonds, Series A, 5.00%, 07/01/31	11,278,200
3,325,000	State of Hawaii Department of Budget & Finance Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/27	3,437,554
3,000,000	State of Hawaii Department of Budget & Finance Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/29	3,240,091
3,000,000	State of Hawaii Public Facilities GO, Series GK, 4.93%, 10/01/28	3,091,108
20,000,000	State of Hawaii Public Facilities GO, Series GK, 5.06%, 10/01/29	20,849,508
5,000,000	State of Hawaii Public Facilities GO, Series GK, 5.13%, 10/01/30	5,257,694
4,360,000	State of Hawaii Public Facilities GO, Series GK, 5.15%, 10/01/31	4,604,706
2,000,000	State of Hawaii Public Facilities GO, Series GK, 5.20%, 10/01/32	2,119,410
		67,154,633

80

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
Idaho — 1.2%
$5,000,000	Idaho Health Facilities Authority Health Care Facilities Revenue Bonds, Series A, 5.00%, 03/01/33	$5,722,022
10,000,000	Idaho State Building Authority School Improvements Revenue Bonds, Series A, 5.00%, 06/01/26	10,134,476
8,445,000	Idaho State Building Authority School Improvements Revenue Bonds, Series A, 5.00%, 06/01/27	8,761,192
5,000,000	Idaho State Building Authority School Improvements Revenue Bonds, Series A, 5.00%, 06/01/28	5,311,106
5,000,000	Idaho State Building Authority School Improvements Revenue Bonds, Series A, 5.00%, 06/01/29	5,431,743
5,500,000	Idaho State Building Authority School Improvements Revenue Bonds, Series A, 5.00%, 06/01/31	6,211,760
5,000,000	Idaho State Building Authority School Improvements Revenue Bonds, Series A, 5.00%, 06/01/33	5,810,342
5,500,000	Idaho State Building Authority School Improvements Revenue Bonds, Series A, 5.00%, 06/01/34	6,447,752
		53,830,393
Illinois — 0.4%
2,500,000	Illinois Finance Authority Revenue Bonds, Series A, 5.00%, 01/01/33	2,882,737
9,130,000	Illinois Finance Authority Revenue Bonds, Series A, 5.00%, 07/01/39	10,315,572
5,000,000	Metropolitan Water Reclamation District of Greater Chicago Advance Refunding GO, Series E, 2.53%, 12/01/32	4,470,620
		17,668,929
Iowa — 0.5%
3,185,000	Iowa Finance Authority Green Purpose Revenue Bonds, Series A, 5.00%, 08/01/31	3,618,525
Principal Amount		Value
Iowa (continued)
$16,125,000	Iowa Finance Authority Water Utility Improvements Revenue Bonds, Series A, 5.00%, 08/01/34	$18,958,553
		22,577,078
Kansas — 1.2%
6,595,000	Kansas Development Finance Authority Water Utility Improvements Revenue Bonds, 5.00%, 05/01/38	7,456,646
10,510,000	Kansas Development Finance Authority Water Utility Improvements Revenue Bonds, Series SRF, 5.00%, 05/01/30	11,637,668
13,325,000	Kansas Development Finance Authority Water Utility Improvements Revenue Bonds, Series SRF, 5.00%, 05/01/32	15,265,981
12,000,000	State of Kansas Department of Transportation Highway Improvements Revenue Bonds, Series A, 5.00%, 09/01/26	12,230,467
2,000,000	State of Kansas Department of Transportation Highway Improvements Revenue Bonds, Series A, 5.00%, 09/01/27	2,087,642
4,410,000	State of Kansas Department of Transportation Highway Improvements Revenue Bonds, Series A, 5.00%, 09/01/28	4,707,035
		53,385,439
Maine — 0.1%
2,000,000	Maine Turnpike Authority Current Refunding Revenue Bonds, 5.00%, 07/01/30	2,213,787
1,000,000	Maine Turnpike Authority Current Refunding Revenue Bonds, 5.00%, 07/01/32	1,144,650
1,000,000	Maine Turnpike Authority Current Refunding Revenue Bonds, 5.00%, 07/01/34	1,165,501
		4,523,938

81

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
Maryland — 2.5%
$9,775,000	County of Baltimore Current Refunding GO, 5.00%, 02/01/26	$9,826,896
5,685,000	County of Baltimore Current Refunding GO, 5.00%, 02/01/29	6,133,698
13,915,000	County of Montgomery Refunding GO, Series A, 5.00%, 08/01/36	15,363,866
4,200,000	Maryland Economic Development Corp. Public Facilities Revenue Bonds, Series A, 5.00%, 06/01/30	4,639,314
4,310,000	Maryland Economic Development Corp. Public Facilities Revenue Bonds, Series A, 5.00%, 06/01/31	4,850,551
4,630,000	Maryland Economic Development Corp. Public Facilities Revenue Bonds, Series A, 5.00%, 06/01/32	5,277,997
4,860,000	Maryland Economic Development Corp. Public Facilities Revenue Bonds, Series A, 5.00%, 06/01/33	5,596,460
5,005,000	Maryland Economic Development Corp. Public Facilities Revenue Bonds, Series A, 5.00%, 06/01/34	5,816,759
20,000,000	State of Maryland School Improvements GO, Series A, 5.00%, 06/01/28	21,249,062
15,000,000	State of Maryland School Improvements GO, Series A, 5.00%, 06/01/36	16,785,762
12,875,000	State of Maryland School Improvements GO, Series A, 5.00%, 06/01/38	14,676,910
		110,217,275
Massachusetts — 3.8%
10,000,000	Commonwealth of Massachusetts Advance Refunding GO, Series B, 5.00%, 07/01/31	10,160,201
10,000,000	Commonwealth of Massachusetts Current Refunding GO, Series A, 5.00%, 10/01/31	11,377,679
10,000,000	Commonwealth of Massachusetts Public Improvements GO, Series A, 5.00%, 05/01/53	10,423,467
Principal Amount		Value
Massachusetts (continued)
$10,000,000	Commonwealth of Massachusetts Transit Improvements GO, Series A, 5.00%, 02/01/32	$11,441,124
2,775,000	Massachusetts Bay Transportation Authority Sales Tax Transit Improvements Revenue Bonds, Series B, 5.00%, 07/01/31	3,151,587
7,500,000	Massachusetts Bay Transportation Authority Sales Tax Transit Improvements Revenue Bonds, Series B, 5.00%, 07/01/33	8,781,293
2,000,000	Massachusetts Clean Water Trust Current Refunding Revenue Bonds, 5.00%, 02/01/26	2,011,533
3,500,000	Massachusetts Clean Water Trust Current Refunding Revenue Bonds, 5.00%, 02/01/27	3,606,323
2,500,000	Massachusetts Clean Water Trust Current Refunding Revenue Bonds, 5.00%, 02/01/28	2,643,833
2,160,000	Massachusetts Clean Water Trust Current Refunding Revenue Bonds, 5.00%, 02/01/29	2,339,760
2,000,000	Massachusetts Clean Water Trust Current Refunding Revenue Bonds, 5.00%, 02/01/30	2,215,334
4,900,000	Massachusetts Clean Water Trust Water Utility Improvements Revenue Bonds, 5.00%, 02/01/42	5,252,107
10,000,000	Massachusetts Development Finance Agency Advance Refunding Revenue Bonds, Series A, 5.00%, 10/15/27	10,484,604
17,830,000	Massachusetts Development Finance Agency Health Care Facilities Revenue Bonds, Series T, 5.00%, 03/01/34	20,782,573
15,000,000	Massachusetts Development Finance Agency Refunding Revenue Bonds, Series B, 5.00%, 02/15/34	17,651,316

82

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
Massachusetts (continued)
$8,575,000	Massachusetts Development Finance Agency University & College Improvements Revenue Bonds, Series A-1, 5.00%, 05/15/55	$9,776,975
5,000,000	Massachusetts Port Authority Airport & Marina Improvements Revenue Bonds, Series A, 5.00%, 07/01/33	5,531,999
5,440,000	Massachusetts School Building Authority Cash Flow Management Revenue Bonds, Series B, 5.00%, 02/15/27	5,603,650
7,300,000	Massachusetts School Building Authority Cash Flow Management Revenue Bonds, Series B, 5.00%, 02/15/31	8,188,423
3,000,000	Massachusetts School Building Authority Cash Flow Management Revenue Bonds, Series B, 5.00%, 02/15/34	3,512,717
2,500,000	Massachusetts School Building Authority Cash Flow Management Revenue Bonds, Series B, 5.00%, 02/15/36	2,923,041
2,500,000	Massachusetts Water Resources Authority Cash Flow Management Revenue Bonds, Series C, 5.00%, 08/01/27	2,606,068
2,160,000	Massachusetts Water Resources Authority Cash Flow Management Revenue Bonds, Series C, 5.00%, 08/01/29	2,363,320
		162,828,927
Michigan — 0.2%
6,900,000	Michigan State Building Authority Refunding Revenue Bonds, Series I, 5.00%, 04/15/31	7,762,223
Minnesota — 0.6%
4,545,000	County of Hennepin Public Improvements GO, Series A, 5.00%, 12/01/27	4,774,525
Principal Amount		Value
Minnesota (continued)
$5,000,000	Osseo Independent School District No 279 School Improvements GO, Series A, (School District Credit Program), 5.00%, 02/01/26	$5,027,534
7,300,000	Rosemount-Apple Valley-Eagan Independent School District No 196 School Improvements GO, Series A, (School District Credit Program), 5.00%, 02/01/26	7,339,478
7,360,000	State of Minnesota School Improvements GO, Series A, Group 2, 5.00%, 08/01/38	8,211,723
		25,353,260
Missouri — 0.5%
4,360,000	Health & Educational Facilities Authority of the State of Missouri Health Care Facilities Revenue Bonds, Series A, 5.00%, 11/15/29	4,680,803
4,000,000	Health & Educational Facilities Authority of the State of Missouri Health Care Facilities Revenue Bonds, Series A, 5.00%, 04/01/30	4,383,646
2,500,000	Health & Educational Facilities Authority of the State of Missouri Health Care Facilities Revenue Bonds, Series A, 5.00%, 11/15/32	2,794,171
10,245,000	Health & Educational Facilities Authority of the State of Missouri Health Care Facilities Revenue Bonds, Series A, 5.00%, 05/01/33	11,700,525
		23,559,145
Nebraska — 0.1%
2,345,000	Metropolitan Utilities District of Omaha Water System Revenue Bonds, 5.00%, 12/01/27	2,460,454
New Hampshire — 0.5%
20,000,000	New Hampshire Health and Education Facilities Authority Act University & College Improvements Revenue Bonds, Series A, 5.00%, 06/01/32	22,844,492

83

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
New Jersey — 6.7%
$1,000,000	Camden County Improvement Authority Current Refunding Revenue Bonds, Series B, (County GTY), 5.00%, 01/15/27	$1,028,243
1,000,000	Camden County Improvement Authority Current Refunding Revenue Bonds, Series B, (County GTY), 5.00%, 01/15/28	1,052,582
1,000,000	Camden County Improvement Authority Current Refunding Revenue Bonds, Series B, (County GTY), 5.00%, 01/15/29	1,076,539
1,815,000	New Jersey Educational Facilities Authority Advance Refunding Revenue Bonds, Series I, 5.00%, 07/01/34	1,880,580
11,450,000	New Jersey Educational Facilities Authority Current Refunding Revenue Bonds, Series B, 5.00%, 07/01/26	11,626,858
12,210,000	New Jersey Educational Facilities Authority Current Refunding Revenue Bonds, Series B, 5.00%, 07/01/28	12,991,911
7,735,000	New Jersey Educational Facilities Authority Current Refunding Revenue Bonds, Series B, 5.00%, 07/01/34	9,121,861
7,585,000	New Jersey Educational Facilities Authority Current Refunding Revenue Bonds, Series B, 5.00%, 07/01/35	9,002,878
5,000,000	New Jersey Educational Facilities Authority Current Refunding Revenue Bonds, Series C, 5.00%, 03/01/26	5,037,349
6,665,000	New Jersey Educational Facilities Authority Current Refunding Revenue Bonds, Series C, 5.00%, 03/01/27	6,873,462
4,000,000	New Jersey Educational Facilities Authority Current Refunding Revenue Bonds, Series C, 5.00%, 03/01/28	4,226,772
Principal Amount		Value
New Jersey (continued)
$10,000,000	New Jersey Educational Facilities Authority University & College Improvements Revenue Bonds, Series A, 5.00%, 03/01/27	$10,312,771
15,000,000	New Jersey Educational Facilities Authority University & College Improvements Revenue Bonds, Series A, 5.00%, 07/01/64	16,674,637
10,000,000	New Jersey Educational Facilities Authority University & College Improvements Revenue Bonds, Series A1, 5.00%, 03/01/30	11,032,641
18,800,000	New Jersey Educational Facilities Authority University & College Improvements Revenue Bonds, Series A1, 5.00%, 03/01/36	21,763,010
10,000,000	New Jersey Health Care Facilities Financing Authority Current Refunding Revenue Bonds, Series B, 5.00%, 07/01/34	11,582,599
10,000,000	New Jersey Infrastructure Bank Green Purpose Revenue Bonds, Series A-2, 5.00%, 09/01/47	10,592,638
9,000,000	New Jersey Transportation Trust Fund Authority Cash Flow Management Revenue Bonds, Series A, 5.00%, 06/15/33	10,353,572
13,695,000	New Jersey Transportation Trust Fund Authority Cash Flow Management Revenue Bonds, Series AA, 4.00%, 06/15/40	13,799,042
5,000,000	New Jersey Transportation Trust Fund Authority Cash Flow Management Revenue Bonds, Series BB, 4.61%, 06/15/26	5,017,721
3,210,000	New Jersey Transportation Trust Fund Authority Highway Improvements Revenue Bonds, Series BB, 5.00%, 06/15/31	3,593,664

84

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
New Jersey (continued)
$7,250,000	New Jersey Transportation Trust Fund Authority Highway Improvements Revenue Bonds, Series BB, 5.00%, 06/15/32	$8,170,752
5,000,000	New Jersey Transportation Trust Fund Authority Highway Improvements Revenue Bonds, Series BB, 5.00%, 06/15/33	5,616,154
12,000,000	New Jersey Turnpike Authority Advance Refunding Revenue Bonds, Series A, 5.00%, 01/01/34	13,946,464
5,410,000	New Jersey Turnpike Authority Advance Refunding Revenue Bonds, Series B, 1.48%, 01/01/28	5,151,467
9,000,000	New Jersey Turnpike Authority Advance Refunding Revenue Bonds, Series B, 1.28%, 01/01/27	8,741,633
1,000,000	New Jersey Turnpike Authority Advance Refunding Revenue Bonds, Series B, 5.00%, 01/01/27	1,026,895
5,500,000	New Jersey Turnpike Authority Advance Refunding Revenue Bonds, Series B, 1.81%, 01/01/30	5,058,277
4,250,000	New Jersey Turnpike Authority Advance Refunding Revenue Bonds, Series E, 5.00%, 01/01/32	4,455,005
6,000,000	New Jersey Turnpike Authority Cash Flow Management Revenue Bonds, Series B, 5.00%, 01/01/26	6,020,829
10,000,000	New Jersey Turnpike Authority Cash Flow Management Revenue Bonds, Series B, 5.00%, 01/01/31	11,149,111
3,755,000	New Jersey Turnpike Authority Current Refunding Revenue Bonds, Series C, 5.00%, 01/01/29	4,024,730
3,400,000	New Jersey Turnpike Authority Current Refunding Revenue Bonds, Series C, 5.00%, 01/01/30	3,720,598
Principal Amount		Value
New Jersey (continued)
$5,500,000	New Jersey Turnpike Authority Highway Improvements Revenue Bonds, Series A, 5.00%, 01/01/43	$5,999,083
2,500,000	New Jersey Turnpike Authority Highway Improvements Revenue Bonds, Series A, 5.00%, 01/01/29	2,565,113
4,000,000	New Jersey Turnpike Authority Highway Improvements Revenue Bonds, Series A, 5.00%, 01/01/34	4,095,820
3,750,000	New Jersey Turnpike Authority Highway Improvements Revenue Bonds, Series B, 5.00%, 01/01/42	4,038,430
5,000,000	New Jersey Turnpike Authority Highway Improvements Revenue Bonds, Series B, 5.00%, 01/01/44	5,358,323
12,000,000	New Jersey Turnpike Authority Highway Improvements Revenue Bonds, Series B, 5.00%, 01/01/46	12,672,984
2,000,000	Rutgers The State University of New Jersey Advance Refunding Revenue Bonds, Series S, 1.66%, 05/01/28	1,900,482
		292,353,480
New York — 8.4%
8,360,000	City of New York Current Refunding GO, Series A-1, 5.00%, 08/01/30	9,238,351
15,000,000	City of New York Current Refunding GO, Series B-2, 4.06%, 08/01/26	15,024,552
12,335,000	City of New York Public Improvements GO, Series B-2, 5.31%, 10/01/27	12,677,004
10,000,000	City of New York Public Improvements GO, Series B-3, 5.00%, 09/01/26(a)	10,195,367
8,890,000	City of New York Public Improvements GO, Subseries D-2, 3.66%, 12/01/26	8,874,478
19,825,000	City of New York Public Improvements GO, Sub-Series E-2, 4.57%, 04/01/28	20,170,173

85

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
New York (continued)
$2,105,000	Empire State Development Corp. Pre-refunded Advance Refunding Revenue Bonds, Series A, 5.00%, 03/15/26(b)	$2,122,991
10,000,000	Empire State Development Corp. Correctional Facilities Improvements Revenue Bonds, 5.00%, 03/15/30	11,016,233
10,000,000	Empire State Development Corp. Correctional Facilities Improvements Revenue Bonds, 5.00%, 03/15/31	11,231,197
20,000,000	Empire State Development Corp. Transit Improvements Revenue Bonds, Series A, 5.00%, 03/15/36	22,861,816
2,055,000	Metropolitan Transportation Authority Dedicated Tax Fund Advance Refunding Revenue Bonds, Series A, 5.25%, 11/15/31	2,108,771
10,000,000	Nassau County Interim Finance Authority Cash Flow Management Revenue Bonds, Series A, 5.00%, 11/15/27	10,531,586
15,000,000	New York City Transitional Finance Authority Advance Refunding Revenue Bonds, Series 2, 5.00%, 11/01/25	15,000,000
10,000,000	New York City Transitional Finance Authority Building Aid Current Refunding Revenue Bonds, Series S-1A, (State Aid Withholding), 5.00%, 07/15/32	11,516,604
15,000,000	New York City Transitional Finance Authority Current Refunding Revenue Bonds, Series 1, 5.00%, 11/01/29	16,377,050
9,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, 5.00%, 02/01/31	9,239,884
10,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Series F-2, 4.90%, 02/01/32	10,363,843
14,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Sub-Series D-2, 5.00%, 11/01/28	14,442,232
Principal Amount		Value
New York (continued)
$15,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Sub-Series D-2, 5.05%, 11/01/29	$15,584,220
15,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Sub-Series D-2, 5.15%, 11/01/30	15,718,715
10,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Sub-Series D-2, 5.25%, 11/01/31	10,557,604
14,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Sub-Series D-2, 5.35%, 11/01/32	14,842,097
3,000,000	New York City Transitional Finance Authority Public Improvements Revenue Bonds, Series 1, 5.00%, 05/01/42	3,268,306
1,785,000	New York City Transitional Finance Authority Public Improvements Revenue Bonds, Series B, 5.00%, 05/01/26	1,805,032
2,000,000	New York City Transitional Finance Authority Public Improvements Revenue Bonds, Series B, 5.00%, 05/01/27	2,070,814
8,560,000	New York City Transitional Finance Authority Public Improvements Revenue Bonds, Series F-1, 5.00%, 02/01/45	9,058,415
9,335,000	New York City Transitional Finance Authority Public Improvements Revenue Bonds, Series I, 5.27%, 05/01/34	9,845,612
10,000,000	New York State Dormitory Authority Public Improvements Revenue Bonds, Series A, 5.00%, 03/15/36	11,620,570
10,000,000	New York State Thruway Authority Transit Improvements Revenue Bonds, Series A, 5.00%, 03/15/39	11,005,280
6,000,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/28	6,089,016

86

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
New York (continued)
$10,000,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/29	$10,751,747
6,500,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/30	7,029,400
10,210,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/31	11,298,172
10,000,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/32	11,133,815
		364,670,947
North Carolina — 2.3%
3,295,000	City of Charlotte Current Refunding GO, Series B, 5.00%, 07/01/28	3,508,374
3,000,000	City of Charlotte GO, Series A, 4.75%, 06/01/33	3,105,163
1,235,000	City of Charlotte Water & Sewer System Refunding Revenue Bonds, 5.00%, 07/01/27	1,283,462
10,250,000	County of Cabarrus Current Refunding Revenue Bonds, Series A, 5.00%, 08/01/32	11,795,408
10,200,000	County of Guilford School Improvements GO, 5.00%, 03/01/30	11,278,471
15,000,000	County of Guilford School Improvements GO, 5.00%, 03/01/35	17,838,059
11,285,000	County of Mecklenburg Correctional Facilities Improvements Revenue Bonds, 5.00%, 02/01/27	11,622,898
11,195,000	County of Mecklenburg Correctional Facilities Improvements Revenue Bonds, 5.00%, 02/01/29	12,060,790
11,645,000	County of Mecklenburg GO, 5.00%, 09/01/26	11,873,951
Principal Amount		Value
North Carolina (continued)
$6,000,000	North Carolina Medical Care Commission Current Refunding Revenue Bonds, Series A, 5.00%, 06/01/32	$6,818,027
6,000,000	North Carolina Medical Care Commission Current Refunding Revenue Bonds, Series A, 5.00%, 06/01/37	6,834,581
		98,019,184
Ohio — 3.2%
2,000,000	City of Columbus Public Improvements GO, Series A, 5.00%, 08/15/26	2,036,488
7,640,000	Ohio Water Development Authority Water Pollution Control Loan Fund Water Utility Improvements Revenue Bonds, Series A, 5.00%, 12/01/47	8,174,106
2,500,000	Ohio Water Development Authority Water Utility Improvements Revenue Bonds, Series A, 5.00%, 06/01/30	2,772,790
2,500,000	Ohio Water Development Authority Water Utility Improvements Revenue Bonds, Series A, 5.00%, 12/01/30	2,800,688
3,000,000	Ohio Water Development Authority Water Utility Improvements Revenue Bonds, Series A, 5.00%, 06/01/31	3,392,737
6,825,000	Ohio Water Development Authority Water Utility Improvements Revenue Bonds, Series A, 5.00%, 06/01/32	7,850,823
5,360,000	Ohio Water Development Authority Water Utility Improvements Revenue Bonds, Series A, 5.00%, 12/01/32	6,208,019
3,475,000	Ohio Water Development Authority Water Utility Improvements Revenue Bonds, Series A, 5.00%, 06/01/33	4,050,390
3,700,000	Ohio Water Development Authority Water Utility Improvements Revenue Bonds, Series A, 5.00%, 06/01/33	4,312,646
5,940,000	Ohio Water Development Authority Water Utility Improvements Revenue Bonds, Series A, 5.00%, 12/01/33	6,963,670

87

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
Ohio (continued)
$5,930,000	Ohio Water Development Authority Water Utility Improvements Revenue Bonds, Series A, 5.00%, 06/01/34	$6,985,098
6,820,000	Ohio Water Development Authority Water Utility Improvements Revenue Bonds, Series A, 5.00%, 12/01/34	8,066,341
4,720,000	Ohio Water Development Authority Water Utility Improvements Revenue Bonds, Series A, 5.00%, 12/01/35	5,571,244
5,000,000	Ohio Water Development Authority Water Utility Improvements Revenue Bonds, Series A, 5.00%, 06/01/36	5,875,106
10,000,000	Ohio Water Development Authority Water Utility Improvements Revenue Bonds, Series A, 5.00%, 12/01/41	11,185,015
5,615,000	State of Ohio Correctional Facilities Improvements Revenue Bonds, Series A, 5.00%, 10/01/30	6,253,292
4,000,000	State of Ohio Correctional Facilities Improvements Revenue Bonds, Series A, 5.00%, 10/01/32	4,605,582
3,500,000	State of Ohio Correctional Facilities Improvements Revenue Bonds, Series A, 5.00%, 10/01/33	4,076,740
2,500,000	State of Ohio Correctional Facilities Improvements Revenue Bonds, Series A, 5.00%, 10/01/34	2,938,202
1,200,000	State of Ohio Highway Improvements Revenue Bonds, Series 2022-1, 5.00%, 12/15/25	1,203,057
8,080,000	State of Ohio School Improvements GO, Series A, 5.00%, 06/15/32	9,278,701
11,025,000	State of Ohio University & College Improvements GO, Series A, 5.00%, 05/01/33	12,796,812
10,805,000	State of Ohio University & College Improvements GO, Series A, 5.00%, 05/01/34	12,673,207
		140,070,754
Principal Amount		Value
Oklahoma — 0.9%
$8,420,000	City of Oklahoma Public Improvements GO, 5.00%, 03/01/29	$9,098,529
8,420,000	City of Oklahoma Public Improvements GO, 5.00%, 03/01/30	9,291,304
8,420,000	City of Oklahoma Public Improvements GO, 5.00%, 03/01/34	9,686,636
5,675,000	Oklahoma City Water Utilities Trust Advance Refunding Revenue Bonds, 3.68%, 07/01/29	5,659,502
2,750,000	Oklahoma Water Resources Board Water Utility Improvements Revenue Bonds, Series A, 5.00%, 04/01/31	3,087,129
2,335,000	Oklahoma Water Resources Board Water Utility Improvements Revenue Bonds, Series A, 5.00%, 04/01/34	2,721,543
		39,544,643
Oregon — 1.4%
2,500,000	City of Portland Water System Revenue Bonds, Series A, 5.00%, 05/01/26	2,527,932
2,500,000	City of Portland Water System Revenue Bonds, Series A, 5.00%, 05/01/27	2,587,771
2,000,000	City of Portland Water System Revenue Bonds, Series A, 5.00%, 05/01/28	2,117,956
3,350,000	City of Portland Water System Revenue Bonds, Series A, 5.00%, 05/01/30	3,703,726
2,300,000	City of Portland Water System Revenue Bonds, Series A, 5.00%, 05/01/31	2,591,178
15,000,000	Metro Recreational Facilities Improvements GO, 5.00%, 06/01/26	15,197,384
15,000,000	Metro Recreational Facilities Improvements GO, 5.00%, 06/01/27	15,561,619
15,000,000	Metro Recreational Facilities Improvements GO, 5.00%, 06/01/28	15,944,916
		60,232,482

88

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
Pennsylvania — 2.6%
$11,500,000	Commonwealth of Pennsylvania Current Refunding GO, 4.00%, 02/15/34	$12,409,729
10,000,000	Commonwealth of Pennsylvania Current Refunding GO, Series D, 5.00%, 09/01/26	10,188,747
5,000,000	Pennsylvania Higher Educational Facilities Authority University & College Improvements Revenue Bonds, Series A, 5.00%, 02/15/35	5,873,659
7,325,000	Pennsylvania State University University & College Improvements Revenue Bonds, Series A, 5.00%, 09/01/30	8,139,323
9,105,000	Pennsylvania State University University & College Improvements Revenue Bonds, Series A, 5.00%, 09/01/31	10,294,924
2,880,000	Pennsylvania State University University & College Improvements Revenue Bonds, Series A, 5.00%, 09/01/32	3,303,406
12,020,000	Philadelphia Authority for Industrial Development Health Care Facilities Revenue Bonds, Series A, 5.00%, 07/01/45	12,822,392
15,000,000	Philadelphia Authority for Industrial Development Health Care Facilities Revenue Bonds, Series A, 4.00%, 07/01/49	13,963,278
7,000,000	Philadelphia Authority for Industrial Development Refunding Revenue Bonds, 5.00%, 07/01/26	7,100,260
5,890,000	Philadelphia Authority for Industrial Development Refunding Revenue Bonds, 5.00%, 07/01/27	6,112,732
6,275,000	Philadelphia Authority for Industrial Development Refunding Revenue Bonds, 5.00%, 07/01/28	6,650,038
Principal Amount		Value
Pennsylvania (continued)
$8,500,000	Philadelphia Authority for Industrial Development Refunding Revenue Bonds, 5.00%, 07/01/29	$9,183,341
6,500,000	Philadelphia Authority for Industrial Development Refunding Revenue Bonds, 5.00%, 07/01/30	7,159,643
		113,201,472
South Carolina — 0.5%
3,695,000	Renewable Water Resources Current Refunding Revenue Bonds, Series A, 5.00%, 04/01/32	4,237,614
3,830,000	Renewable Water Resources Current Refunding Revenue Bonds, Series A, 5.00%, 04/01/33	4,447,390
4,290,000	Renewable Water Resources Current Refunding Revenue Bonds, Series A, 5.00%, 04/01/35	4,991,982
2,000,000	South Carolina Jobs-Economic Development Authority Revenue Bonds, Series A, 5.00%, 11/01/33	2,281,536
6,475,000	South Carolina Jobs-Economic Development Authority Revenue Bonds, Series A, 5.00%, 11/01/34	7,392,980
		23,351,502
South Dakota — 0.2%
7,955,000	South Dakota Health & Educational Facilities Authority Revenue Bonds, Series A, 5.00%, 07/01/31	8,788,006
Texas — 25.9%
7,250,000	Allen Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/15/26	7,295,164
10,000,000	Board of Regents of the University of Texas System Current Refunding Revenue Bonds, Series A, 5.00%, 08/15/29	10,879,908
14,700,000	Board of Regents of the University of Texas System Current Refunding Revenue Bonds, Series A, 5.00%, 08/15/35	17,099,072

89

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
Texas (continued)
$14,775,000	Board of Regents of the University of Texas System Current Refunding Revenue Bonds, Series A, 5.00%, 08/15/37	$16,885,337
7,000,000	Board of Regents of the University of Texas System Refunding Revenue Bonds, Series A, 5.00%, 08/15/26	7,126,281
13,000,000	Board of Regents of the University of Texas System Refunding Revenue Bonds, Series A, 5.00%, 08/15/27	13,529,486
17,250,000	Board of Regents of the University of Texas System Refunding Revenue Bonds, Series A, 5.00%, 08/15/28	18,386,330
7,470,000	Board of Regents of the University of Texas System Refunding Revenue Bonds, Series B, 5.00%, 08/15/31	8,443,877
10,000,000	Board of Regents of the University of Texas System Refunding Revenue Bonds, Series B, 5.00%, 08/15/33	11,612,541
1,820,000	Board of Regents of the University of Texas System Refunding Revenue Bonds, Series B, 5.00%, 08/15/38	2,063,846
2,000,000	City of Austin Airport System Revenue Bonds, 5.00%, 11/15/25	2,001,234
5,000,000	City of Austin Airport System Revenue Bonds, 5.00%, 11/15/28	5,288,763
360,000	City of Austin Water & Wastewater System Advance Refunding Revenue Bonds, 5.00%, 11/15/27	375,642
3,530,000	City of Austin Water & Wastewater System Advance Refunding Revenue Bonds, 5.00%, 11/15/27	3,696,465
5,000,000	City of Austin Water & Wastewater System Advance Refunding Revenue Bonds, 5.00%, 11/15/29	5,117,038
2,185,000	City of Austin Water & Wastewater System Current Refunding Revenue Bonds, 5.00%, 11/15/30	2,430,737
Principal Amount		Value
Texas (continued)
$5,000,000	City of El Paso Water & Sewer Refunding Revenue Bonds, 5.00%, 03/01/46	$5,254,209
17,095,000	Comal Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/15/35	19,747,441
2,000,000	Conroe Independent School District Current Refunding GO, (PSF-GTD), 5.00%, 02/15/27	2,057,859
3,690,000	Conroe Independent School District Current Refunding GO, (PSF-GTD), 5.00%, 02/15/28	3,884,003
2,000,000	Conroe Independent School District Current Refunding GO, (PSF-GTD), 5.00%, 02/15/30	2,197,413
13,000,000	Conroe Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/15/41	14,351,691
7,500,000	County of Bexar Pre-refunded Advance Refunding GO, 5.00%, 06/15/26(b)	7,600,057
6,400,000	County of Collin Public Facilities GO, 5.00%, 02/15/26	6,440,418
6,730,000	County of Collin Public Facilities GO, 5.00%, 02/15/27	6,927,282
5,145,000	County of Harris Refunding GO, Series A, 5.00%, 09/15/29	5,596,809
5,000,000	County of Harris Refunding GO, Series A, 5.00%, 09/15/30	5,546,798
7,000,000	County of Harris Refunding GO, Series A, 5.00%, 09/15/31	7,897,898
6,085,000	County of Harris Refunding GO, Series A, 5.00%, 09/15/33	7,033,116
2,225,000	County of Harris Toll Road Current Refunding Revenue Bonds, Series A, 5.00%, 08/15/27	2,315,663
2,100,000	County of Harris Toll Road Current Refunding Revenue Bonds, Series A, 5.00%, 08/15/28	2,236,411

90

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
Texas (continued)
$2,500,000	County of Harris Toll Road Revenue Bonds, Series A, 5.00%, 08/15/26	$2,543,163
2,250,000	County of Harris Toll Road Revenue Bonds, Series A, 5.00%, 08/15/27	2,341,682
6,350,000	County of Harris Toll Road Revenue Bonds, Series A, 5.00%, 08/15/28	6,762,481
3,250,000	County of Harris Toll Road Revenue Bonds, Series A, 5.00%, 08/15/29	3,533,153
2,500,000	County of Harris Toll Road Revenue Bonds, Series A, 5.00%, 08/15/30	2,770,390
5,000,000	County of Harris Toll Road Revenue Bonds, Series A, 5.00%, 08/15/31	5,633,809
6,695,000	County of Harris Toll Road Revenue Bonds, Series A, 5.00%, 08/15/32	7,646,165
3,000,000	County of Harris Toll Road Revenue Bonds, Series A, 5.00%, 08/15/33	3,464,849
10,000,000	County of Travis Public Improvements GO, 5.00%, 03/01/27	10,312,903
14,970,000	County of Travis Public Improvements GO, 5.00%, 03/01/30	16,415,874
9,150,000	Cypress-Fairbanks Independent School District Current Refunding GO, (PSF-GTD), 5.00%, 02/15/30	10,060,973
9,500,000	Cypress-Fairbanks Independent School District Current Refunding GO, (PSF-GTD), 5.00%, 02/15/31	10,640,691
14,020,000	Cypress-Fairbanks Independent School District Current Refunding GO, (PSF-GTD), 5.00%, 02/15/32	15,932,364
5,000,000	Cypress-Fairbanks Independent School District School Improvements GO, Series B, (PSF-GTD), 4.00%, 02/15/44	4,865,962
5,000,000	Denton Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/15/34	5,713,303
Principal Amount		Value
Texas (continued)
$16,460,000	Denton Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/15/48	$17,266,698
5,250,000	Forney Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/15/29	5,701,472
4,750,000	Forney Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/15/30	5,250,220
3,750,000	Forney Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/15/31	4,218,928
4,500,000	Forney Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/15/32	5,130,338
5,000,000	Fort Bend Independent School District School Improvements GO, Series A, (PSF-GTD), 5.00%, 08/15/26	5,088,674
5,000,000	Frisco Independent School District Current Refunding GO, Series A, (PSF-GTD), 5.00%, 02/15/30	5,482,884
5,500,000	Frisco Independent School District Current Refunding GO, Series A, (PSF-GTD), 5.00%, 02/15/31	6,151,744
5,000,000	Frisco Independent School District Current Refunding GO, Series A, (PSF-GTD), 5.00%, 02/15/32	5,678,912
1,620,000	Grapevine-Colleyville Independent School District Current Refunding GO, (PSF-GTD), 5.00%, 08/15/27	1,687,452
10,880,000	Grapevine-Colleyville Independent School District Current Refunding GO, (PSF-GTD), 5.00%, 08/15/29	11,815,622
6,510,000	Grapevine-Colleyville Independent School District Current Refunding GO, (PSF-GTD), 5.00%, 08/15/30	7,211,003

91

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
Texas (continued)
$4,400,000	Gregory-Portland Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/15/27	$4,530,108
5,750,000	Gregory-Portland Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/15/28	6,056,236
10,365,000	Gregory-Portland Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/15/29	11,128,772
3,100,000	Gregory-Portland Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/15/30	3,396,752
9,850,000	Gregory-Portland Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/15/37	10,884,903
2,500,000	Gregory-Portland Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/15/39	2,802,972
9,000,000	Harris County Flood Control District Refunding GO, 5.00%, 09/15/29	9,797,259
6,000,000	Harris County Flood Control District Refunding GO, 5.00%, 09/15/30	6,659,057
5,000,000	Houston Independent School District Current Refunding GO, Series B, (PSF-GTD), 5.00%, 02/15/26	5,032,291
2,500,000	Houston Independent School District Current Refunding GO, Series B, (PSF-GTD), 5.00%, 02/15/27	2,577,131
2,500,000	Hurst-Euless-Bedford Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/15/26	2,546,099
6,205,000	Katy Independent School District Current Refunding GO, (PSF-GTD), 5.00%, 02/15/26	6,244,896
5,000,000	Katy Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/15/46	5,309,583
Principal Amount		Value
Texas (continued)
$5,000,000	Klein Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/01/30	$5,534,272
11,000,000	Klein Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/01/32	12,577,878
10,000,000	Klein Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/01/33	11,567,429
7,560,000	Klein Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/01/34	8,823,809
5,000,000	Klein Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/01/35	5,865,580
5,000,000	Leander Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/15/27	5,147,210
5,000,000	Leander Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/15/28	5,250,378
5,000,000	Lewisville Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/15/28	5,349,841
10,000,000	Lone Star College System Advance Refunding GO, 5.00%, 02/15/29	10,057,642
2,500,000	Mesquite Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/15/28	2,661,007
2,750,000	Mesquite Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/15/29	2,989,591
2,500,000	Mesquite Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/15/30	2,768,016
4,000,000	Mesquite Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/15/31	4,504,760

92

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
Texas (continued)
$2,500,000	Mesquite Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/15/33	$2,885,483
2,500,000	Mesquite Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/15/34	2,906,101
5,140,000	North East Independent School District Current Refunding GO, (PSF-GTD), 5.00%, 08/01/30	5,696,500
6,085,000	North East Independent School District Current Refunding GO, (PSF-GTD), 5.00%, 08/01/31	6,865,586
5,245,000	North East Independent School District Current Refunding GO, (PSF-GTD), 5.00%, 08/01/32	6,011,304
2,900,000	North East Independent School District Current Refunding GO, (PSF-GTD), 5.00%, 08/01/33	3,365,529
5,500,000	North East Independent School District Current Refunding GO, (PSF-GTD), 5.00%, 08/01/34	6,442,680
4,925,000	North Texas Municipal Water District Refunding Revenue Bonds, 5.00%, 06/01/29	5,325,669
5,170,000	North Texas Municipal Water District Refunding Revenue Bonds, 5.00%, 06/01/30	5,692,452
5,985,000	North Texas Municipal Water District Refunding Revenue Bonds, 5.00%, 06/01/33	6,879,585
6,285,000	North Texas Municipal Water District Refunding Revenue Bonds, 5.00%, 06/01/34	7,279,493
4,600,000	North Texas Municipal Water District Refunding Revenue Bonds, 5.00%, 06/01/35	5,355,538
5,000,000	North Texas Municipal Water District Water System Current Refunding Revenue Bonds, 5.00%, 09/01/31	5,626,640
5,000,000	North Texas Municipal Water District Water System Current Refunding Revenue Bonds, 5.00%, 09/01/32	5,710,575
Principal Amount		Value
Texas (continued)
$10,000,000	North Texas Municipal Water District Water System Current Refunding Revenue Bonds, 5.00%, 09/01/33	$11,532,230
5,000,000	North Texas Municipal Water District Water System Current Refunding Revenue Bonds, 5.00%, 09/01/34	5,801,455
9,500,000	North Texas Municipal Water District Water System Current Refunding Revenue Bonds, 5.00%, 09/01/37	10,807,610
13,420,000	Permanent University Fund - Texas A&M University System Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/27	13,949,728
3,605,000	Permanent University Fund - Texas A&M University System Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/30	3,994,366
6,000,000	Permanent University Fund - Texas A&M University System Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/32	6,873,424
10,285,000	Permanent University Fund - Texas A&M University System Refunding Revenue Bonds, 5.50%, 07/01/28	10,791,311
14,110,000	Permanent University Fund - Texas A&M University System University & College Improvements Revenue Bonds, 5.00%, 07/01/36	15,794,648
2,000,000	Permanent University Fund - University of Texas System Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/27	2,077,287
2,550,000	Permanent University Fund - University of Texas System Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/28	2,710,587
7,500,000	Permanent University Fund - University of Texas System Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/40	8,276,185

93

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
Texas (continued)
$10,000,000	Permanent University Fund - University of Texas System Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/41	$10,951,289
1,875,000	Permanent University Fund - University of Texas System Current Refunding Revenue Bonds, Series B, 5.00%, 07/01/26	1,903,342
6,355,000	Permanent University Fund - University of Texas System Current Refunding Revenue Bonds, Series B, 5.00%, 07/01/30	7,038,437
7,275,000	Permanent University Fund - University of Texas System Current Refunding Revenue Bonds, Series B, 5.00%, 07/01/32	8,329,241
10,000,000	Permanent University Fund - University of Texas System Refunding Revenue Bonds, 5.00%, 07/01/26	10,154,461
6,000,000	Permanent University Fund - University of Texas System Refunding Revenue Bonds, 5.00%, 07/01/27	6,241,820
6,500,000	Permanent University Fund - University of Texas System Refunding Revenue Bonds, 5.00%, 07/01/30	7,199,031
4,425,000	Permanent University Fund - University of Texas System Refunding Revenue Bonds, 5.00%, 07/01/31	4,988,552
4,000,000	Plano Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/15/29	4,293,446
1,250,000	Rankin Independent School District Pre-refunded School Improvements GO, (PSF-GTD), 5.00%, 02/15/26(b)	1,257,606
2,435,000	Rankin Independent School District Pre-refunded School Improvements GO, (PSF-GTD), 5.00%, 02/15/26(b)	2,449,817
Principal Amount		Value
Texas (continued)
$1,250,000	Rankin Independent School District Pre-refunded School Improvements GO, (PSF-GTD), 5.00%, 02/15/26(b)	$1,257,606
20,020,000	Richardson Independent School District Current Refunding GO, (PSF-GTD), 5.00%, 02/15/26	20,145,860
4,000,000	Rockwall Independent School District Current Refunding GO, (PSF-GTD), 5.00%, 02/15/29	4,294,750
4,155,000	Rockwall Independent School District Current Refunding GO, (PSF-GTD), 5.00%, 02/15/30	4,545,686
6,000,000	Rockwall Independent School District Current Refunding GO, (PSF-GTD), 5.00%, 02/15/37	6,926,198
3,500,000	San Angelo Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/15/35	4,088,850
9,515,000	San Angelo Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/15/37	10,902,617
5,575,000	San Angelo Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/15/38	6,334,299
3,600,000	San Antonio Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/15/26	3,663,000
2,500,000	San Antonio Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/15/28	2,662,394
4,600,000	San Antonio Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/15/31	5,188,369
2,685,000	San Antonio Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/15/32	3,075,416

94

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
Texas (continued)
$3,250,000	San Antonio Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/15/33	$3,768,385
2,500,000	San Antonio Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/15/34	2,925,127
3,200,000	San Antonio Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/15/35	3,763,350
2,500,000	San Antonio Water System Water Utility Improvements Revenue Bonds, Series A, 5.00%, 05/15/26	2,530,316
5,000,000	San Antonio Water System Water Utility Improvements Revenue Bonds, Series C, 5.00%, 05/15/29	5,407,071
2,145,000	San Antonio Water System Water Utility Improvements Revenue Bonds, Series C, 5.00%, 05/15/30	2,367,520
9,000,000	Spring Branch Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/01/26	9,049,228
9,450,000	Spring Branch Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/01/29	10,159,427
12,935,000	Spring Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/15/31	14,574,663
5,000,000	Spring Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/15/33	5,778,536
3,250,000	Spring Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/15/34	3,783,411
3,000,000	Spring Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/15/35	3,503,106
Principal Amount		Value
Texas (continued)
$3,500,000	Spring Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/15/36	$4,065,255
5,000,000	State of Texas Public Finance Authority Advance Refunding GO, 2.18%, 10/01/27	4,856,355
5,000,000	State of Texas Refunding GO, Series B, 1.94%, 10/01/31	4,468,439
18,500,000	Tarrant Regional Water District Water Supply System Revenue Bonds, 5.00%, 03/01/31	20,669,867
15,160,000	Tarrant Regional Water District Water Supply System Revenue Bonds, 5.00%, 03/01/34	17,525,084
7,730,000	Tarrant Regional Water District Water Utility Improvements Revenue Bonds, 5.00%, 09/01/30	8,569,687
3,000,000	Texas A&M University & College Improvements Revenue Bonds, 5.00%, 05/15/30	3,315,683
2,000,000	Texas A&M University & College Improvements Revenue Bonds, Series A, 5.00%, 05/15/33	2,317,431
10,170,000	Texas State University System University & College Improvements Revenue Bonds, 5.00%, 03/15/28	10,715,455
4,000,000	Texas State University System University & College Improvements Revenue Bonds, 5.00%, 03/15/29	4,301,289
4,100,000	Texas State University System University & College Improvements Revenue Bonds, 5.00%, 03/15/30	4,493,178
1,605,000	Texas State University System University & College Improvements Revenue Bonds, 5.00%, 03/15/31	1,786,241
7,500,000	Texas State University System University & College Improvements Revenue Bonds, 5.00%, 03/15/33	8,581,281
7,500,000	Texas State University System University & College Improvements Revenue Bonds, 5.00%, 03/15/34	8,674,473

95

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
Texas (continued)
$6,700,000	Texas State University System University & College Improvements Revenue Bonds, 5.00%, 03/15/37	$7,568,665
17,185,000	Texas Tech University System University & College Improvements Revenue Bonds, Series A, 5.00%, 02/15/30	18,788,477
15,000,000	Texas Tech University System University & College Improvements Revenue Bonds, Series A, 5.00%, 02/15/32	16,974,563
4,090,000	Texas Transportation Commission Current Refunding GO, 5.00%, 04/01/33	4,715,934
6,000,000	Texas Transportation Finance Corp. Refunding Revenue Bonds, Series A, 5.00%, 10/01/40	6,763,177
5,000,000	Texas Water Development Board Water Utility Improvements Revenue Bonds, 5.00%, 08/01/40	5,604,900
2,500,000	Tomball Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/15/29	2,686,668
		1,122,300,265
Utah — 0.5%
2,950,000	City of Salt Lake City Airport Revenue Bonds, Series A, 5.00%, 07/01/26	2,985,838
2,500,000	City of Salt Lake City Airport Revenue Bonds, Series A, 5.00%, 07/01/30	2,713,938
10,000,000	City of Salt Lake City Airport Revenue Bonds, Series A, 5.00%, 07/01/33	10,957,833
3,710,000	Davis School District School Improvements GO, (School Board GTY), 5.00%, 06/01/31	4,188,053
		20,845,662
Virginia — 3.8%
6,790,000	City of Norfolk Recreation Facilities Improvements GO, Series A, (State Aid Withholding), 5.00%, 09/01/31	7,723,070
Principal Amount		Value
Virginia (continued)
$5,135,000	City of Norfolk Recreation Facilities Improvements GO, Series A, (State Aid Withholding), 5.00%, 09/01/32	$5,933,664
16,395,000	City of Norfolk Recreation Facilities Improvements GO, Series A, (State Aid Withholding), 5.00%, 09/01/33	19,194,733
6,200,000	City of Norfolk Recreation Facilities Improvements GO, Series A, (State Aid Withholding), 5.00%, 09/01/34	7,330,842
3,500,000	City of Norfolk Recreation Facilities Improvements GO, Series A, (State Aid Withholding), 5.00%, 09/01/35	4,106,626
16,640,000	County of Fairfax School Improvements GO, Series A, (State Aid Withholding), 4.00%, 10/01/31	17,969,579
14,745,000	County of Fairfax School Improvements GO, Series A, (State Aid Withholding), 4.00%, 10/01/33	16,044,117
7,555,000	County of Loudoun GO, Series A, (State Aid Withholding), 5.00%, 12/01/25	7,567,977
10,045,000	County of Loudoun Public Facilities GO, Series A, 5.00%, 12/01/34	11,918,022
9,265,000	County of Loudoun Public Facilities GO, Series A, 5.00%, 12/01/39	10,494,075
17,900,000	Fairfax County Industrial Development Authority Health Care Facilities Revenue Bonds, 5.00%, 05/15/32	20,327,938
3,000,000	Hampton Roads Transportation Accountability Commission Highway Improvements Revenue Bonds, Series A, 5.00%, 07/01/35	3,391,185
16,330,000	Hampton Roads Transportation Accountability Commission Revenue Bonds, Series A, 5.00%, 07/01/26	16,570,253
2,755,000	Virginia Beach Development Authority Current Refunding Revenue Bonds, Series B, 5.00%, 02/01/26	2,770,172

96

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
Virginia (continued)
$2,750,000	Virginia Beach Development Authority Current Refunding Revenue Bonds, Series B, 5.00%, 02/01/27	$2,830,288
8,500,000	Virginia Resources Authority Clean Water Revolving Fund Current Refunding Revenue Bonds, 5.00%, 10/01/26	8,684,567
		162,857,108
Washington — 6.0%
2,000,000	County of King Public Improvements GO, Series A, 5.00%, 12/01/34	2,362,496
5,630,000	County of King Public Improvements GO, Series A, 5.00%, 12/01/36	6,576,918
9,000,000	County of King School District No 411 Issaquah School Improvements GO, (School Board GTY), 5.00%, 12/01/32	9,400,691
8,000,000	County of King WA Sewer Revenue Bonds, Series B, 5.00%, 07/01/29	8,499,270
10,000,000	Energy Northwest Advance Refunding Revenue Bonds, Series A, 5.00%, 07/01/27	10,149,036
6,250,000	King & Snohomish Counties School District No 417 Northshore School Improvements GO, (School Board GTY), 5.00%, 12/01/26	6,405,764
5,100,000	Snohomish County School District No 15 Edmonds School Improvements GO, (School Board GTY), 5.00%, 12/01/25	5,108,375
2,270,000	Snohomish County School District No 15 Edmonds School Improvements GO, (School Board GTY), 5.00%, 12/01/29	2,488,481
7,135,000	State of Washington Current Refunding GO, Series R, 5.00%, 07/01/26	7,244,783
20,000,000	State of Washington Current Refunding GO, Series R-2023A, 5.00%, 08/01/37	22,545,502
5,620,000	State of Washington GO, Series T, 4.74%, 08/01/26	5,661,870
Principal Amount		Value
Washington (continued)
$15,000,000	State of Washington Public Improvements GO, Series T, 4.12%, 08/01/26	$15,044,190
24,710,000	State of Washington School Improvements GO, Series 2024-A, 5.00%, 08/01/42	26,737,401
15,000,000	State of Washington School Improvements GO, Series A, 5.00%, 08/01/29	16,355,093
15,000,000	State of Washington School Improvements GO, Series A, 5.00%, 08/01/30	16,694,972
8,250,000	State of Washington School Improvements GO, Series A, 5.00%, 08/01/31	9,341,271
15,000,000	State of Washington School Improvements GO, Series A, 5.00%, 08/01/32	17,231,512
15,000,000	State of Washington School Improvements GO, Series A, 5.00%, 08/01/33	17,453,473
15,000,000	State of Washington School Improvements GO, Series A-2, 5.00%, 08/01/39	16,475,528
20,000,000	State of Washington School Improvements GO, Series C, 5.00%, 02/01/35	23,259,016
15,000,000	State of Washington School Improvements GO, Series C, 5.00%, 02/01/46	16,068,115
		261,103,757
Wisconsin — 1.5%
5,780,000	State of Wisconsin Crossover Refunding GO, Series 2, 5.00%, 11/01/27	5,985,950
2,000,000	State of Wisconsin Current Refunding GO, Series 2024-2, 5.00%, 05/01/26	2,022,938
13,780,000	State of Wisconsin GO, Series A, 5.00%, 05/01/38	15,300,868
10,000,000	State of Wisconsin Pre-refunded Current Refunding Revenue Bonds, Series A, 5.00%, 05/01/27(b)	10,344,825
8,000,000	State of Wisconsin University & College Improvements GO, Series A, 5.00%, 05/01/32	9,021,743

97

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
Wisconsin (continued)
$9,410,000	State of Wisconsin Water Utility Improvements GO, Series A, 5.00%, 05/01/26	$9,517,923
10,000,000	State of Wisconsin Water Utility Improvements GO, Series A, 5.00%, 05/01/36	11,587,732
		63,781,979
Total Municipal Bonds (Cost $4,127,887,163)		4,180,327,137

CORPORATE BONDS — 1.4%
United States — 1.4%
8,000,000	Brown University, Series A, 1.91%, 09/01/30	7,239,910
5,000,000	J Paul Getty Trust (The), 4.91%, 04/01/35	5,133,844
5,000,000	Leland Stanford Junior University (The), 1.29%, 06/01/27	4,808,428
6,400,000	Leland Stanford Junior University (The), 4.68%, 03/01/35	6,485,590
9,275,000	Northwestern University, 4.94%, 12/01/35	9,544,645
3,000,000	President and Fellows of Harvard College, 4.89%, 03/15/30	3,099,685
20,000,000	SSM Health Care Corp., 4.89%, 06/01/28	20,266,246
1,800,000	Trustees of Princeton University (The), 4.65%, 07/01/30	1,845,782

Total Corporate Bonds (Cost $58,497,262)		58,424,130

Shares
INVESTMENT COMPANY — 0.9%
40,094,284	Federated Hermes U.S. Treasury Cash Reserves, Premier Class, 3.90%(c)	40,094,284

Total Investment Company (Cost $40,094,284)		40,094,284

TOTAL INVESTMENTS — 98.8% (Cost $4,226,478,709)		$4,278,845,551
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.2%		53,795,049
NET ASSETS — 100.0%		$4,332,640,600

(a)	These securities are subject to remarketing prior to its stated maturity, and is subject to mandatory redemption at the stated maturity date.
(b)	These securities are pre-refunded; the date shown represents the pre-refunded date. Bonds which are pre-refunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(c)	The rate shown represents the current yield as of October 31, 2025.

The following abbreviations are used in the report:

AGM — Assured Guaranty Municipal Corp.

GO — General Obligation

GTY — Guaranty

PSF-GTD — Permanent School Fund Guarantee

98

Old Westbury Funds, Inc.
California Municipal Bond Fund
Portfolio of Investments	October 31, 2025

Principal Amount		Value
MUNICIPAL BONDS — 87.2%
California — 87.2%
$10,000,000	California Educational Facilities Authority University & College Improvements Revenue Bonds, Series V-3, 5.00%, 06/01/33	$12,008,455
1,600,000	California Health Facilities Financing Authority Health Care Facilities Revenue Bonds, Series A, 5.00%, 02/01/26	1,609,500
5,000,000	California Health Facilities Financing Authority Health Care Facilities Revenue Bonds, Series A, 5.00%, 08/15/33	5,968,521
2,000,000	California Health Facilities Financing Authority Health Care Facilities Revenue Bonds, Series A, 5.00%, 11/01/49	2,116,052
2,515,000	California Health Facilities Financing Authority Health Care Facilities Revenue Bonds, Series B, 5.00%, 08/15/33	3,002,166
3,000,000	California Health Facilities Financing Authority Health Care Facilities Revenue Bonds, Series B, 5.00%, 08/15/35	3,660,055
680,000	California Infrastructure & Economic Development Bank Current Refunding Revenue Bonds, Series A, 5.00%, 04/01/26	686,737
1,130,000	California Infrastructure & Economic Development Bank Current Refunding Revenue Bonds, Series A, 5.00%, 04/01/27	1,170,226
4,715,000	California Infrastructure & Economic Development Bank Current Refunding Revenue Bonds, Series A, 5.00%, 04/01/28	5,036,204
1,020,000	California Infrastructure & Economic Development Bank Current Refunding Revenue Bonds, Series A, 5.00%, 04/01/29	1,118,357
1,000,000	California Infrastructure & Economic Development Bank Current Refunding Revenue Bonds, Series A, 5.00%, 04/01/32	1,170,739
Principal Amount		Value
California (continued)
$8,200,000	California Infrastructure & Economic Development Bank Current Refunding Revenue Bonds, Series A, 5.00%, 04/01/33	$9,759,157
2,000,000	California Infrastructure & Economic Development Bank Water Utility Improvements Revenue Bonds, 5.00%, 10/01/35	2,322,037
1,950,000	California Public Finance Authority Health Care Facilities Revenue Bonds, Series A, 5.00%, 08/01/28	2,092,700
1,500,000	California Public Finance Authority Health Care Facilities Revenue Bonds, Series A, 5.00%, 08/01/33	1,781,375
3,575,000	California Public Finance Authority Health Care Facilities Revenue Bonds, Series A, 4.00%, 07/15/42	3,610,450
2,500,000	California State Public Works Board Correctional Facilities Improvements Revenue Bonds, Series C, 5.00%, 11/01/32	2,898,696
2,500,000	California State Public Works Board Correctional Facilities Improvements Revenue Bonds, Series C, 5.00%, 11/01/35	2,986,340
2,750,000	California State Public Works Board Public Facilities Revenue Bonds, Series B, 4.99%, 04/01/31	2,845,321
4,935,000	California State University Current Refunding Revenue Bonds, Series A, 5.00%, 11/01/47	4,935,000
65,000	California State University Current Refunding Revenue Bonds, Series A, 5.00%, 11/01/47	64,593
325,000	City & County of San Francisco Current Refunding COP, Series R1, 5.00%, 04/01/26	328,233
4,550,000	City & County of San Francisco Current Refunding COP, Series R1, 5.00%, 04/01/40	5,098,754

99

Old Westbury Funds, Inc.
California Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
California (continued)
$1,260,000	City & County of San Francisco Current Refunding GO, Series R1, 5.00%, 06/15/26	$1,279,055
1,100,000	City & County of San Francisco Current Refunding GO, Series R1, 5.00%, 06/15/27	1,149,374
2,375,000	City & County of San Francisco Current Refunding GO, Series R1, 5.00%, 06/15/28	2,549,306
3,000,000	City & County of San Francisco Current Refunding GO, Series R1, 5.00%, 06/15/30	3,384,734
2,590,000	City of Los Angeles Department of Airports Airport & Marina Improvements Refunding Revenue Bonds, Series A, 5.00%, 05/15/32	2,761,712
2,000,000	City of Los Angeles Department of Airports Current Refunding Revenue Bonds, 5.00%, 05/15/40	2,131,455
1,220,000	City of Los Angeles Department of Airports Current Refunding Revenue Bonds, Series D, 5.00%, 05/15/28	1,306,539
1,500,000	City of Los Angeles Department of Airports Current Refunding Revenue Bonds, Series F, 5.00%, 05/15/34	1,722,599
1,500,000	City of Los Angeles Solid Waste Resources Revenue Bonds, Series A, 5.00%, 02/01/32	1,747,664
2,500,000	City of San Francisco Public Utilities Commission Water Current Refunding Revenue Bonds, Sub- Series F, 5.00%, 11/01/30	2,846,913
3,350,000	City of San Francisco Public Utilities Commission Water Current Refunding Revenue Bonds, Sub- Series F, 5.00%, 11/01/32	3,961,014
3,515,000	City of San Francisco Public Utilities Commission Water Refunding Revenue Bonds, Sub-Series S, 5.00%, 11/01/31	4,089,150
Principal Amount		Value
California (continued)
$7,500,000	City of San Francisco Public Utilities Commission Water Revenue Bonds, Series A, 5.00%, 11/01/25	$7,500,000
1,000,000	City of San Francisco Public Utilities Commission Water Revenue Bonds, Sub-Series C, 5.00%, 11/01/29	1,112,866
2,910,000	City of San Francisco Public Utilities Commission Water Revenue Bonds, Sub-Series C, 5.00%, 11/01/30	3,313,807
3,000,000	City of San Francisco Public Utilities Commission Water Revenue Bonds, Sub-Series C, 5.00%, 11/01/31	3,490,028
1,000,000	City of San Francisco Public Utilities Commission Water Revenue Bonds, Sub-Series C, 5.00%, 11/01/32	1,182,392
2,000,000	County of Santa Clara Current Refunding GO, Series 2008-D, 5.00%, 08/01/26	2,036,456
1,600,000	County of Santa Clara Current Refunding GO, Series 2008-D, 5.00%, 08/01/27	1,674,041
1,955,000	County of Santa Clara Current Refunding GO, Series 2008-D, 5.00%, 08/01/28	2,106,630
1,005,000	County of Santa Clara Current Refunding GO, Series 2008-D, 5.00%, 08/01/29	1,111,352
5,220,000	County of Santa Clara GO, Series C, 4.30%, 08/01/27	5,271,374
5,220,000	County of Santa Clara GO, Series C, 4.33%, 08/01/29	5,316,966
1,475,000	East Bay Municipal Utility District Wastewater System Current Refunding Revenue Bonds, Series B, 5.00%, 06/01/35	1,808,072
1,700,000	East Bay Municipal Utility District Water System Revenue Bonds, Series A, 5.00%, 06/01/31	1,965,981
1,500,000	East Bay Municipal Utility District Water System Revenue Bonds, Series A, 5.00%, 06/01/43	1,654,647

100

Old Westbury Funds, Inc.
California Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
California (continued)
$5,000,000	Los Angeles Community College District University & College Improvements GO, Series A-1, 5.00%, 08/01/27	$5,241,913
3,000,000	Los Angeles Community College District University & College Improvements GO, Series B, 4.78%, 08/01/27	3,052,601
2,500,000	Los Angeles Department of Water & Power Water System Current Refunding Revenue Bonds, Series B, 5.00%, 07/01/36	2,850,748
5,000,000	Los Angeles Department of Water & Power Water System Revenue Bonds, Series A, 5.00%, 07/01/26	5,071,977
5,000,000	Los Angeles Department of Water & Power Water System Revenue Bonds, Series A, 5.00%, 07/01/27	5,188,331
2,000,000	Los Angeles Department of Water & Power Water System Revenue Bonds, Series D, 5.00%, 07/01/47	2,081,598
3,405,000	Los Rios Community College District Current Refunding GO, 5.00%, 08/01/27	3,561,375
5,880,000	Los Rios Community College District Current Refunding GO, 5.00%, 08/01/28	6,314,688
3,000,000	Metropolitan Water District of Southern California Current Refunding Revenue Bonds, Series A, 5.00%, 04/01/36	3,636,090
1,000,000	Miracosta Community College District University & College Improvements GO, Series 2016-C, 5.00%, 08/01/35	1,158,910
1,000,000	Mt San Antonio Community College District University & College Improvements GO, Series D, 5.00%, 08/01/35	1,199,231
5,000,000	Orange County Local Transportation Authority Sales Tax Current Refunding Revenue Bonds, 5.00%, 02/15/41	5,684,250
Principal Amount		Value
California (continued)
$1,000,000	Sacramento Municipal Utility District Current Refunding Revenue Bonds, Series J, 5.00%, 08/15/30	$1,130,219
2,000,000	Sacramento Municipal Utility District Electric Light & Power Improvements Revenue Bonds, Series H, 5.00%, 08/15/36	2,210,117
1,000,000	Sacramento Municipal Utility District Electric Light & Power Improvements Revenue Bonds, Series M, 5.00%, 11/15/38	1,155,616
1,400,000	Sacramento Municipal Utility District Electric Light & Power Improvements Revenue Bonds, Series M, 5.00%, 11/15/39	1,604,646
1,000,000	Sacramento Municipal Utility District Electric Light & Power Improvements Revenue Bonds, Series M, 5.00%, 11/15/40	1,134,049
1,350,000	San Bernardino Community College District University & College Improvements GO, Series F, 5.00%, 08/01/41	1,530,381
2,500,000	San Diego Community College District University & College Improvements GO, Series A-1, 5.00%, 08/01/41	2,838,707
2,600,000	San Diego County Regional Airport Authority Airport & Marina Improvements Revenue Bonds, Series B, 5.00%, 07/01/31	2,892,141
2,500,000	San Diego County Regional Airport Authority Airport & Marina Improvements Revenue Bonds, Series B, 5.00%, 07/01/32	2,813,610
1,000,000	San Diego County Regional Transportation Commission Current Refunding Revenue Bonds, Series A, 5.00%, 04/01/28	1,070,076
3,500,000	San Francisco City & County Airport & Marina Improvements Revenue Bonds, Series A, 5.00%, 05/01/34	3,979,073

101

Old Westbury Funds, Inc.
California Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
California (continued)
$5,000,000	San Francisco City & County Airport & Marina Improvements Revenue Bonds, Series C, 5.00%, 05/01/46	$5,023,160
10,000,000	San Francisco City & County Airport Current Refunding Revenue Bonds, Series A, 5.00%, 05/01/28	10,489,333
3,000,000	San Francisco City & County Airport Current Refunding Revenue Bonds, Series A, 5.00%, 05/01/29	3,205,719
2,000,000	San Francisco City & County Airport Current Refunding Revenue Bonds, Series A, 5.00%, 05/01/31	2,203,968
2,500,000	San Francisco City & County Airport Current Refunding Revenue Bonds, Series A, 5.00%, 05/01/32	2,750,764
2,000,000	San Francisco City & County Airport Current Refunding Revenue Bonds, Series H, 5.00%, 05/01/29	2,139,207
5,700,000	San Francisco City & County Public Utilities Commission Wastewater Advance Refunding Revenue Bonds, Series B, 4.81%, 10/01/32	5,882,644
1,000,000	San Jose Evergreen Community College District University & College Improvements GO, Series C, 5.00%, 09/01/36	1,151,904
1,650,000	San Jose Evergreen Community College District University & College Improvements GO, Series C, 5.00%, 09/01/38	1,869,471
1,000,000	San Jose Financing Authority Refunding Revenue Bonds, Series B, 5.00%, 11/01/36	1,153,987
1,000,000	San Jose Financing Authority Refunding Revenue Bonds, Series B, 5.00%, 11/01/37	1,144,054
1,075,000	San Jose Financing Authority Refunding Revenue Bonds, Series B, 5.00%, 11/01/42	1,174,905
Principal Amount		Value
California (continued)
$2,000,000	Santa Clara Valley Water District Current Refunding Revenue Bonds, Series A, 5.00%, 06/01/42	$2,178,333
2,000,000	Santa Clara Valley Water District Current Refunding Revenue Bonds, Series A, 5.00%, 06/01/43	2,163,384
1,200,000	Santa Clara Valley Water District Current Refunding Revenue Bonds, Series B, 3.79%, 06/01/27	1,199,679
1,000,000	Santa Clara Valley Water District Current Refunding Revenue Bonds, Series B, 3.74%, 06/01/28	998,138
10,000,000	Santa Clara Valley Water District Refunding Revenue Bonds, Series A-2, 5.00%, 06/01/26	10,127,229
5,000,000	State Center Community College District University & College Improvements GO, Series C, 5.00%, 08/01/47	5,325,148
90,000	State of California Current Refunding GO, 5.00%, 08/01/27	90,173
10,000,000	State of California Current Refunding GO, 5.00%, 11/01/30	11,239,026
3,180,000	State of California Current Refunding GO, 5.00%, 03/01/38	3,700,372
2,645,000	State of California Current Refunding GO, 5.00%, 10/01/27	2,773,566
5,770,000	State of California Current Refunding GO, (AGM), 5.25%, 08/01/32	6,684,247
6,500,000	State of California Public Improvements GO, 5.00%, 08/01/33	7,625,270
25,000	State of California Refunding GO, 5.00%, 10/01/26	25,047
4,000,000	State of California School Improvements GO, 5.00%, 10/01/30	4,392,414
5,000,000	State of California Water Utility Improvements GO, 6.00%, 03/01/33	5,523,113

102

Old Westbury Funds, Inc.
California Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
California (continued)
$10,000,000	State of California Water Utility Improvements GO, 5.00%, 04/01/28	$10,599,952
5,000,000	University of California Current Refunding Revenue Bonds, Series BN, 5.00%, 05/15/34	5,885,513
5,000,000	University of California Current Refunding Revenue Bonds, Series BV, 5.00%, 05/15/35	5,932,583
2,000,000	University of California University & College Improvements Revenue Bonds, Series BK, 5.00%, 05/15/32	2,330,074

Total Municipal Bonds (Cost $333,655,503)		339,126,519

CORPORATE BONDS — 1.8%
United States — 1.8%
5,000,000	J Paul Getty Trust (The), 4.91%, 04/01/35	5,133,844
2,000,000	Stanford Health Care, Series 2020, 3.31%, 08/15/30	1,928,397

Total Corporate Bonds (Cost $7,000,000)		7,062,241

U.S. GOVERNMENT SECURITIES — 7.2%
U.S. Treasury Notes — 7.2%
10,000,000	3.88%, 03/31/27	10,029,297
10,000,000	4.00%, 03/31/30	10,126,563
7,500,000	4.63%, 02/15/35	7,823,437

Total U.S. Government Securities (Cost $27,833,095)		27,979,297
Shares		Value
INVESTMENT COMPANY — 4.2%
16,184,377	Federated Hermes U.S. Treasury Cash Reserves, Premier Class, 3.90%(a)	$16,184,377
Total Investment Company (Cost $16,184,377)		16,184,377

TOTAL INVESTMENTS — 100.4% (Cost $384,672,975)		$390,352,434
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.4)%		(1,595,656)
NET ASSETS — 100.0%		$388,756,778

(a)	The rate shown represents the current yield as of October 31, 2025.

The following abbreviations are used in the report:

AGM — Assured Guaranty Municipal Corp.

COP — Certificates of Participation

GO — General Obligation

103

Old Westbury Funds, Inc.
New York Municipal Bond Fund
Portfolio of Investments	October 31, 2025

Principal Amount		Value
MUNICIPAL BONDS — 92.7%
New York — 92.7%
$2,500,000	City of New York Current Refunding GO, Series B-1, 5.00%, 08/01/28	$2,657,515
10,000,000	City of New York Current Refunding GO, Series B-2, 4.06%, 08/01/26	10,016,368
2,500,000	City of New York Current Refunding GO, Series F, 5.00%, 08/01/28	2,657,514
7,500,000	City of New York Current Refunding GO, Series F, 5.00%, 08/01/31	8,424,612
3,000,000	City of New York Current Refunding GO, Sub-Series F-1, 5.00%, 08/01/30	3,315,198
6,345,000	City of New York Public Improvements GO, Series A-1, 4.00%, 08/01/41	6,298,056
2,445,000	City of New York Public Improvements GO, Series C, 5.00%, 08/01/28	2,599,049
7,500,000	City of New York Public Improvements GO, Series D, 5.00%, 10/01/34	8,734,109
5,000,000	City of New York Public Improvements GO, Sub-Series E-2, 4.57%, 04/01/28	5,087,055
2,860,000	County of Westchester NY Public Improvements GO, Series A, 5.00%, 10/15/29	3,153,561
2,000,000	County of Westchester NY Recreation Facilities Improvements GO, Series A, 5.00%, 12/15/30	2,262,547
2,000,000	County of Westchester NY Recreation Facilities Improvements GO, Series A, 4.00%, 12/15/31	2,167,158
2,300,000	County of Westchester NY Recreation Facilities Improvements GO, Series A, 4.00%, 12/15/32	2,486,170
2,300,000	County of Westchester NY Recreation Facilities Improvements GO, Series A, 4.00%, 12/15/33	2,476,051
Principal Amount		Value
New York (continued)
$7,500,000	County of Westchester NY Recreation Facilities Improvements GO, Series A, 4.00%, 12/15/34	$8,016,836
7,500,000	County of Westchester NY Recreation Facilities Improvements GO, Series A, 4.00%, 12/15/35	7,938,785
9,565,000	County of Westchester NY Recreation Facilities Improvements GO, Series A, 4.00%, 02/15/36	10,306,046
7,500,000	County of Westchester NY Recreation Facilities Improvements GO, Series A, 4.00%, 12/15/36	7,874,420
5,380,000	County of Westchester NY Recreation Facilities Improvements GO, Series A, 4.00%, 02/15/39	5,604,401
1,500,000	Empire State Development Corp. Pre-refunded Advance Refunding Revenue Bonds, Series A, 5.00%, 03/15/27(a)	1,550,304
5,000,000	Empire State Development Corp. Correctional Facilities Improvements Revenue Bonds, 5.00%, 03/15/31	5,615,599
5,000,000	Empire State Development Corp. Correctional Facilities Improvements Revenue Bonds, 5.00%, 03/15/32	5,706,468
4,500,000	Empire State Development Corp. Transit Improvements Revenue Bonds, Series A, 5.00%, 03/15/36	5,143,909
1,000,000	Erie County Industrial Development Agency Current Refunding Revenue Bonds, (State Aid Withholding), 5.00%, 05/01/26	1,011,296
1,025,000	Erie County Industrial Development Agency Current Refunding Revenue Bonds, (State Aid Withholding), 5.00%, 05/01/29	1,108,076
1,500,000	Erie County Industrial Development Agency Current Refunding Revenue Bonds, (State Aid Withholding), 5.00%, 05/01/31	1,685,394

104

Old Westbury Funds, Inc.
New York Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
New York (continued)
$1,750,000	Erie County Industrial Development Agency Current Refunding Revenue Bonds, Series A, (State Aid Withholding), 5.00%, 05/01/27	$1,812,354
2,220,000	Erie County Industrial Development Agency Current Refunding Revenue Bonds, Series A, (State Aid Withholding), 5.00%, 05/01/28	2,348,998
1,050,000	Long Island Power Authority Current Refunding Revenue Bonds, Series A, 5.00%, 09/01/32	1,214,237
10,960,000	Long Island Power Authority Current Refunding Revenue Bonds, Series A, 4.00%, 09/01/38	11,229,899
1,860,000	Long Island Power Authority Current Refunding Revenue Bonds, Series F, 5.00%, 09/01/28	1,988,119
6,000,000	Long Island Power Authority Current Refunding Revenue Bonds, Series F, 5.00%, 09/01/29	6,559,140
2,500,000	Long Island Power Authority Current Refunding Revenue Bonds, Series F, 5.00%, 09/01/33	2,927,499
1,200,000	Long Island Power Authority Electric Light & Power Improvements Revenue Bonds, 5.00%, 09/01/35	1,269,921
6,000,000	Long Island Power Authority Electric Light & Power Improvements Revenue Bonds, Series A, 4.00%, 09/01/34	6,102,698
1,915,000	Long Island Power Authority Green Bond Revenue Bonds, Series E, 5.00%, 09/01/27	2,000,142
1,600,000	Long Island Power Authority Green Bond Revenue Bonds, Series E, 5.00%, 09/01/28	1,710,210
1,500,000	Long Island Power Authority Green Bond Revenue Bonds, Series E, 5.00%, 09/01/29	1,639,785
1,700,000	Long Island Power Authority Green Bond Revenue Bonds, Series E, 5.00%, 09/01/30	1,897,919
Principal Amount		Value
New York (continued)
$1,400,000	Long Island Power Authority Green Bond Revenue Bonds, Series E, 5.00%, 09/01/31	$1,592,630
1,850,000	Long Island Power Authority Green Bond Revenue Bonds, Series E, 5.00%, 09/01/32	2,139,370
2,300,000	Long Island Power Authority Green Bond Revenue Bonds, Series E, 5.00%, 09/01/33	2,693,299
1,500,000	Long Island Power Authority Green Bond Revenue Bonds, Series E, 5.00%, 09/01/34	1,734,770
2,000,000	Metropolitan Transportation Authority Dedicated Tax Fund Advance Refunding Revenue Bonds, Series A, 5.00%, 11/15/26	2,049,142
2,500,000	Metropolitan Transportation Authority Dedicated Tax Fund Refunding Revenue Bonds, Series A, 5.00%, 11/15/35	2,806,390
1,000,000	Nassau County Interim Finance Authority Cash Flow Management Revenue Bonds, Series A, 5.00%, 11/15/25	1,000,762
7,155,000	Nassau County Interim Finance Authority Cash Flow Management Revenue Bonds, Series A, 5.00%, 11/15/28	7,723,797
9,500,000	Nassau County Interim Finance Authority Cash Flow Management Revenue Bonds, Series A, 5.00%, 11/15/29	10,502,987
4,000,000	Nassau County Interim Finance Authority Current Refunding Revenue Bonds, Series A, 5.00%, 11/15/31	4,573,092
6,280,000	Nassau County Interim Finance Authority Current Refunding Revenue Bonds, Series B, 1.46%, 11/15/29	5,750,597
6,000,000	New York City Housing Development Corp. Local Multifamily Housing Revenue Bonds, Series A, (Housing Finance Agency), 3.63%, 11/01/63	6,049,410

105

Old Westbury Funds, Inc.
New York Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
New York (continued)
$4,000,000	New York City Housing Development Corp. Local Multifamily Housing, Sustainable Development Revenue Bonds, Series K, (Housing Finance Agency), 0.90%, 11/01/60	$3,981,346
1,000,000	New York City Municipal Water Finance Authority Current Refunding Revenue Bonds, Series AA-2, 5.00%, 06/15/28	1,022,838
1,100,000	New York City Municipal Water Finance Authority Current Refunding Revenue Bonds, Series AA-2, 5.00%, 06/15/29	1,152,554
5,000,000	New York City Municipal Water Finance Authority Current Refunding Revenue Bonds, Series AA-3, 5.00%, 06/15/47	5,237,189
1,020,000	New York City Municipal Water Finance Authority Current Refunding Revenue Bonds, Series DD, 5.00%, 06/15/33	1,192,351
1,005,000	New York City Municipal Water Finance Authority Current Refunding Revenue Bonds, Sub-Series EE, 5.00%, 06/15/31	1,139,523
2,000,000	New York City Municipal Water Finance Authority Improvements Revenue Bonds, Series CC-2, 5.00%, 06/15/27	2,005,210
6,400,000	New York City Municipal Water Finance Authority Improvements Revenue Bonds, Series DD-1, 5.00%, 06/15/30	7,115,146
1,960,000	New York City Transitional Finance Authority Building Aid , Sub-Series S-3, (State Aid Withholding), 5.00%, 07/15/30	2,080,214
2,300,000	New York City Transitional Finance Authority Building Aid Current Refunding Revenue Bonds, Series S-1A, (State Aid Withholding), 5.00%, 07/15/31	2,608,012
Principal Amount		Value
New York (continued)
$2,000,000	New York City Transitional Finance Authority Building Aid Current Refunding Revenue Bonds, Series S-1A, (State Aid Withholding), 5.00%, 07/15/32	$2,303,321
5,600,000	New York City Transitional Finance Authority Future Tax Secured Advance Refunding Revenue Bonds, Series 2, 4.68%, 11/01/26	5,644,031
2,000,000	New York City Transitional Finance Authority Future Tax Secured Cash Flow Management Revenue Bonds, Series A, 5.00%, 05/01/27	2,070,814
1,500,000	New York City Transitional Finance Authority Future Tax Secured Cash Flow Management Revenue Bonds, Series A, 5.00%, 05/01/28	1,587,907
5,000,000	New York City Transitional Finance Authority Future Tax Secured Cash Flow Management Revenue Bonds, Series A, 5.00%, 05/01/33	5,755,085
2,500,000	New York City Transitional Finance Authority Future Tax Secured Cash Flow Management Revenue Bonds, Series A, 5.00%, 05/01/35	2,919,987
2,060,000	New York City Transitional Finance Authority Future Tax Secured Cash Flow Management Revenue Bonds, Series F-1, 5.00%, 02/01/38	2,283,143
2,000,000	New York City Transitional Finance Authority Future Tax Secured Cash Flow Management Revenue Bonds, Series F-1, 5.00%, 02/01/40	2,156,373
5,000,000	New York City Transitional Finance Authority Future Tax Secured Current Refunding Revenue Bonds, 5.00%, 11/01/29	5,459,017
5,565,000	New York City Transitional Finance Authority Future Tax Secured Current Refunding Revenue Bonds, 5.00%, 11/01/31	6,186,526

106

Old Westbury Funds, Inc.
New York Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
New York (continued)
$13,600,000	New York City Transitional Finance Authority Future Tax Secured Current Refunding Revenue Bonds, 5.00%, 11/01/27	$14,239,958
6,000,000	New York City Transitional Finance Authority Future Tax Secured Current Refunding Revenue Bonds, Series 1, 5.00%, 11/01/27	6,282,334
3,000,000	New York City Transitional Finance Authority Future Tax Secured Current Refunding Revenue Bonds, Series E-1, 5.00%, 11/01/36	3,362,673
2,000,000	New York City Transitional Finance Authority Future Tax Secured Public Improvements Revenue Bonds, Series C, 5.00%, 05/01/36	2,264,736
1,500,000	New York City Transitional Finance Authority Future Tax Secured Public Improvements Revenue Bonds, Series C-S, 5.00%, 05/01/31	1,683,760
6,000,000	New York City Transitional Finance Authority Future Tax Secured Public Improvements Revenue Bonds, Series E, 5.00%, 11/01/37	6,793,694
5,000,000	New York City Transitional Finance Authority Future Tax Secured Public Improvements Revenue Bonds, Series F-1, 5.00%, 02/01/37	5,646,159
3,130,000	New York City Transitional Finance Authority Future Tax Secured Public Improvements Revenue Bonds, Series I, 4.72%, 05/01/30	3,217,499
5,000,000	New York City Transitional Finance Authority Future Tax Secured Public Improvements Revenue Bonds, Series I, 5.03%, 05/01/32	5,213,249
1,655,000	New York Power Authority Electric Light & Power Improvements Revenue Bonds, Series A, 5.00%, 11/15/30	1,875,787
Principal Amount		Value
New York (continued)
$6,000,000	New York Power Authority Electric Light & Power Improvements Revenue Bonds, Series A, 5.00%, 11/15/31	$6,924,919
2,575,000	New York Power Authority Electric Light & Power Improvements Revenue Bonds, Series A, 5.00%, 11/15/32	3,014,629
2,500,000	New York Power Authority Electric Light & Power Improvements Revenue Bonds, Series A, 5.00%, 11/15/33	2,956,923
2,425,000	New York Power Authority Electric Light & Power Improvements Revenue Bonds, Series A, 5.00%, 11/15/34	2,890,491
2,500,000	New York Power Authority Electric Light & Power Improvements Revenue Bonds, Series A, 5.00%, 11/15/35	2,948,658
1,350,000	New York Power Authority Electric Light & Power Improvements Revenue Bonds, Series A, 4.00%, 11/15/49	1,240,714
3,505,000	New York State Dormitory Authority Advance Refunding Revenue Bonds, Series A, 5.00%, 07/01/30	3,642,540
3,610,000	New York State Dormitory Authority Cash Flow Management Revenue Bonds, Series B, 5.00%, 07/01/26	3,664,114
5,170,000	New York State Dormitory Authority Cash Flow Management Revenue Bonds, Series B, 5.00%, 07/01/27	5,372,446
2,765,000	New York State Dormitory Authority Cash Flow Management Revenue Bonds, Series B, 5.00%, 07/01/28	2,939,274
2,240,000	New York State Dormitory Authority Cash Flow Management Revenue Bonds, Series B, 5.00%, 07/01/29	2,434,194
1,770,000	New York State Dormitory Authority Cash Flow Management Revenue Bonds, Series B, 5.00%, 07/01/36	1,999,082

107

Old Westbury Funds, Inc.
New York Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
New York (continued)
$2,575,000	New York State Dormitory Authority Correctional Facilities Improvements Revenue Bonds, Series A-1, 5.00%, 03/15/28	$2,720,521
2,000,000	New York State Dormitory Authority Correctional Facilities Improvements Revenue Bonds, Series A-1, 5.00%, 03/15/37	2,241,851
3,500,000	New York State Dormitory Authority Current Refunding Revenue Bonds, Series A, 5.00%, 07/01/35	3,860,316
1,575,000	New York State Dormitory Authority Current Refunding Revenue Bonds, Series A-2, 5.00%, 07/01/30	1,758,480
2,190,000	New York State Dormitory Authority Current Refunding Revenue Bonds, Series B, 5.00%, 07/01/26	2,224,566
2,600,000	New York State Dormitory Authority Current Refunding Revenue Bonds, Series B, 5.00%, 07/01/30	2,882,268
4,805,000	New York State Dormitory Authority Current Refunding Revenue Bonds, Series B, 5.00%, 07/01/32	5,498,779
2,500,000	New York State Dormitory Authority Pre-refunded School Improvements Income Tax Revenue Bonds, Series A, 5.00%, 08/15/26(a)	2,546,131
3,000,000	New York State Dormitory Authority Refunding Revenue Bonds, Series A, 5.00%, 08/01/35	3,485,195
3,000,000	New York State Dormitory Authority Refunding Revenue Bonds, Series A, 5.00%, 08/01/36	3,451,768
2,000,000	New York State Dormitory Authority Refunding Revenue Bonds, Series A, 5.00%, 08/01/37	2,276,956
Principal Amount		Value
New York (continued)
$1,005,000	New York State Dormitory Authority Refunding Revenue Bonds, Series B, (American Municipal Bond Assurance Corp.), 5.50%, 03/15/30	$1,128,665
5,000,000	New York State Dormitory Authority School Improvements Revenue Bonds, Group 1, Series A, 5.00%, 03/15/26	5,041,603
2,175,000	New York State Dormitory Authority School Improvements Revenue Bonds, Group 2, Series A, 5.00%, 03/15/32	2,329,903
1,000,000	New York State Dormitory Authority Transit Improvements Revenue Bonds, Series A, 5.00%, 03/15/37	1,144,823
1,575,000	New York State Dormitory Authority University & College Improvements Revenue Bonds, Series A, 5.00%, 10/01/31	1,804,101
6,655,000	New York State Dormitory Authority University & College Improvements Revenue Bonds, Series A, 5.00%, 10/01/32	7,748,548
1,250,000	New York State Dormitory Authority University & College Improvements Revenue Bonds, Series A, 5.00%, 10/01/33	1,473,343
11,125,000	New York State Dormitory Authority University & College Improvements Revenue Bonds, Series A, 5.00%, 10/01/36	12,914,576
3,750,000	New York State Dormitory Authority University & College Improvements Revenue Bonds, Series A, 5.50%, 07/01/54	4,101,037
1,750,000	New York State Dormitory Authority University & College Improvements Revenue Bonds, Series A, 5.00%, 07/01/26	1,775,885
3,500,000	New York State Environmental Facilities Corp. Current Refunding Revenue Bonds, 5.00%, 06/15/28	3,732,516

108

Old Westbury Funds, Inc.
New York Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
New York (continued)
$2,000,000	New York State Environmental Facilities Corp. Current Refunding Revenue Bonds, 5.00%, 06/15/29	$2,183,623
2,000,000	New York State Environmental Facilities Corp. Refunding Revenue Bonds, Series B, 5.00%, 06/15/30	2,184,224
2,000,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, 5.00%, 06/15/26	2,030,123
955,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, 5.00%, 09/15/26	975,499
1,750,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, 5.00%, 06/15/27	1,820,027
1,000,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, 5.00%, 06/15/34	1,086,579
1,000,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, 5.00%, 06/15/36	1,076,172
1,000,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, 5.00%, 09/15/36	1,130,519
6,250,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, 5.00%, 09/15/41	6,803,245
4,000,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, Series B, 5.00%, 06/15/27	4,160,063
1,500,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, Series C, 5.00%, 06/15/26	1,522,592
1,700,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, Series C, 5.00%, 06/15/29	1,856,079
Principal Amount		Value
New York (continued)
$1,000,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, Series C, 5.00%, 06/15/30	$1,116,375
3,000,000	New York State Environmental Facilities Corp. Water Utility Improvements Revenue Bonds, Series C, 5.00%, 09/15/48	3,175,293
5,000,000	New York State Housing Finance Agency State MF Housing Revenue Bonds, Series F, (State of New York Mortgage Agency), 3.85%, 05/01/62	5,001,683
1,455,000	New York State Housing Finance Agency State MF Housing Revenue Bonds, Series J, (State of New York Mortgage Agency), 1.10%, 11/01/61	1,395,686
1,150,000	New York State Thruway Authority Current Refunding Revenue Bonds, Series P, 5.00%, 01/01/38	1,307,506
5,500,000	New York State Thruway Authority Transit Improvements Revenue Bonds, Series A, 5.00%, 03/15/31	6,177,158
5,000,000	New York State Thruway Authority Transit Improvements Revenue Bonds, Series A, 5.00%, 03/15/39	5,502,640
2,500,000	Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 237, 5.00%, 01/15/47	2,623,425
8,195,000	State of New York Current Refunding GO, Series B, 2.55%, 02/15/29	7,871,292
1,000,000	Syracuse Industrial Development Agency School Improvements Revenue Bonds, Series A, (State Aid Withholding), 4.00%, 05/01/33	1,034,067
1,915,000	Syracuse Industrial Development Agency School Improvements Revenue Bonds, Series A, (State Aid Withholding), 4.00%, 05/01/34	1,973,499

109

Old Westbury Funds, Inc.
New York Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2025

Principal Amount		Value
New York (continued)
$1,000,000	Syracuse Industrial Development Agency School Improvements Revenue Bonds, Series A, (State Aid Withholding), 4.00%, 05/01/35	$1,025,613
2,750,000	Triborough Bridge & Tunnel Authority Current Refunding Revenue Bonds, Series A, 5.00%, 11/15/28	2,954,383
1,500,000	Triborough Bridge & Tunnel Authority Current Refunding Revenue Bonds, Series A, 5.00%, 11/15/34	1,723,677
2,000,000	Triborough Bridge & Tunnel Authority Current Refunding Revenue Bonds, Series A, 4.00%, 11/15/35	2,134,746
3,000,000	Triborough Bridge & Tunnel Authority Refunding Revenue Bonds, 5.00%, 05/15/27	3,112,291
4,740,000	Triborough Bridge & Tunnel Authority Refunding Revenue Bonds, Series B-2, 5.00%, 05/15/31	5,317,438
1,275,000	Triborough Bridge & Tunnel Authority Sales Tax Revenue Bonds, Series A, 5.00%, 05/15/34	1,471,385
1,000,000	Triborough Bridge & Tunnel Authority Sales Tax Revenue Bonds, Series A, 5.00%, 05/15/38	1,119,190
1,275,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series 1, 5.00%, 06/15/29	1,322,416
5,000,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/28	5,074,180
5,000,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/29	5,375,874
5,045,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/30	5,455,896
Principal Amount		Value
New York (continued)
$3,630,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/31	$4,016,882
4,760,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/32	5,299,696
2,250,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/33	2,544,076
1,700,000	Utility Debt Securitization Authority Refunding Revenue Bonds, Series TE, 5.00%, 06/15/34	1,953,152

Total Municipal Bonds (Cost $557,060,132)		559,772,179

CORPORATE BONDS — 1.5%
United States — 1.5%
5,000,000	Andrew W Mellon Foundation (The), Series 2020, 0.95%, 08/01/27	4,757,450
4,500,000	Cornell University, 4.84%, 06/15/34	4,592,971

Total Corporate Bonds (Cost $9,500,000)		9,350,421

U.S. GOVERNMENT SECURITIES — 3.5%
U.S. Treasury Notes — 3.5%
5,800,000	3.50%, 09/30/26	5,786,587
7,500,000	3.88%, 03/31/27	7,521,973
7,500,000	4.00%, 03/31/30	7,594,922

Total U.S. Government Securities (Cost $20,840,536)		20,903,482

110

Old Westbury Funds, Inc.
New York Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2025

Shares		Value
INVESTMENT COMPANY — 1.0%
6,040,752	Federated Hermes U.S. Treasury Cash Reserves, Premier Class, 3.90%(b)	$6,040,752

Total Investment Company (Cost $6,040,752)		6,040,752

TOTAL INVESTMENTS — 98.7% (Cost $593,441,420)		$596,066,834
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.3%		7,607,228
NET ASSETS — 100.0%		$603,674,062

(a)	These securities are pre-refunded; the date shown represents the pre-refunded date. Bonds which are pre-refunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b)	The rate shown represents the current yield as of October 31, 2025.

The following abbreviation is used in the report:

GO — General Obligation

111

Old Westbury Funds, Inc.
Statements of Assets and Liabilities
October 31, 2025

	ALL CAP CORE FUND	LARGE CAP STRATEGIES FUND	SMALL & MID CAP STRATEGIES FUND	TOTAL EQUITY FUND
ASSETS:
Investments, at fair value - unaffiliated	$3,499,460,138	$26,244,331,076	$8,908,122,428	$897,812,748
Foreign currency, at value (Cost $0, $555,754, $3,470,573, and $3,187, respectively)	—	556,156	3,463,739	3,190
Cash	3	9	3	5
Dividends and interest receivable	930,756	30,559,118	21,178,497	865,500
Receivable for Fund shares sold	391,934	2,776,447	1,048,298	4,588,295
Receivable for investments sold	33,616,600	167,855,695	13,081,614	5,704,396
Prepaid expenses	17,225	64,328	28,728	—
Total Assets	3,534,416,656	26,446,142,829	8,946,923,307	908,974,134
LIABILITIES:
Payable for Fund shares redeemed	367,391	5,145,555	538,718	363,730
Payable for investments purchased	19,944,537	2,425,979	32,555,927	2,062,274
Deferred foreign capital gains tax liability	—	21,478,720	264,180	85,510
Accrued expenses and other payables:
Investment advisory	1,978,030	17,949,166	6,190,043	479,356
Administration and accounting - unaffiliated	361,438	2,371,586	987,659	100,000
Administration and accounting - affiliated	88,463	667,122	228,969	22,441
Shareholder servicing fee	589,755	4,447,480	1,526,462	149,610
Custody - unaffiliated	—	—	106,751	—
Custody - affiliated	54,760	545,599	40,831	244
Directors	17,733	133,137	46,868	13,896
Legal and audit	70,495	329,024	129,990	22,079
Other	97,654	648,661	269,178	50,358
Total Liabilities	23,570,256	56,142,029	42,885,576	3,349,498
NET ASSETS	$3,510,846,400	$26,390,000,800	$8,904,037,731	$905,624,636
NET ASSETS consist of:
Capital paid-in	$1,710,341,655	$13,005,777,177	$6,661,958,531	$783,098,265
Total distributable earnings	1,800,504,745	13,384,223,623	2,242,079,200	122,526,371
NET ASSETS	$3,510,846,400	$26,390,000,800	$8,904,037,731	$905,624,636
Net Asset Value, maximum offering price and redemption price per share	$27.89	$23.15	$18.25	$11.28
Number of shares authorized	2,500,000,000	3,000,000,000	3,500,000,000	3,000,000,000
SHARES OF CAPITAL STOCK OUTSTANDING	125,880,343	1,140,099,008	487,820,537	80,294,846
INVESTMENTS, AT COST	$1,950,722,438	$15,570,887,731	$7,244,783,834	$777,206,372

See Notes to Financial Statements.

112

Old Westbury Funds, Inc.
Statements of Assets and Liabilities - (Continued)
October 31, 2025

	CREDIT INCOME FUND	FIXED INCOME FUND	SHORT-TERM BOND FUND	MUNICIPAL BOND FUND
ASSETS:
Investments, at fair value - unaffiliated	$2,401,736,554	$1,551,220,250	$103,081,964	$4,278,845,551
Cash	—	1	100	1
Dividends and interest receivable	15,447,999	11,185,749	1,037,748	55,502,477
Receivable from Advisor	—	—	2,496	—
Receivable for Fund shares sold	4,725,503	1,070,386	114	1,036,117
Receivable for investments sold	—	85,850,416	—	—
Unrealized appreciation on swap agreements	4,856,859	—	—	—
Prepaid expenses	14,863	13,141	2,674	18,913
Total Assets	2,426,781,778	1,649,339,943	104,125,096	4,335,403,059
LIABILITIES:
Due to broker for collateral	5,230,000	—	—	—
Payable for Fund shares redeemed	67,289	217,275	—	149,509
Payable for investments purchased	11,878,552	101,269,770	998,920	—
Accrued expenses and other payables:
Investment advisory	1,162,010	371,173	—	1,075,554
Administration and accounting - unaffiliated	313,032	159,918	34,678	427,731
Administration and accounting - affiliated	60,980	39,165	2,611	110,239
Shareholder servicing fee	406,534	261,100	17,410	734,928
Custody - unaffiliated	5,670	—	—	—
Custody - affiliated	—	19,584	1,306	55,119
Directors	12,431	8,056	520	22,660
Legal and audit	167,032	48,445	4,557	67,149
Other	74,182	47,383	15,407	119,570
Total Liabilities	19,377,712	102,441,869	1,075,409	2,762,459
NET ASSETS	$2,407,404,066	$1,546,898,074	$103,049,687	$4,332,640,600
NET ASSETS consist of:
Capital paid-in	$3,000,318,506	$1,684,996,304	$101,952,467	$4,488,767,786
Total distributable earnings/(accumulated loss)	(592,914,440)	(138,098,230)	1,097,220	(156,127,186)
NET ASSETS	$2,407,404,066	$1,546,898,074	$103,049,687	$4,332,640,600
Net Asset Value, maximum offering price and redemption price per share	$8.13	$10.28	$10.24	$11.61
Number of shares authorized	3,500,000,000	2,000,000,000	3,000,000,000	2,000,000,000
SHARES OF CAPITAL STOCK OUTSTANDING	296,212,982	150,477,751	10,065,917	373,323,968
INVESTMENTS, AT COST	$2,828,125,284	$1,530,904,509	$102,224,760	$4,226,478,709

See Notes to Financial Statements.

113

Old Westbury Funds, Inc.
Statements of Assets and Liabilities - (Continued)
October 31, 2025

	CALIFORNIA MUNICIPAL BOND FUND	NEW YORK MUNICIPAL BOND FUND
ASSETS:
Investments, at fair value - unaffiliated	$390,352,434	$596,066,834
Cash	1	1
Dividends and interest receivable	5,000,230	8,033,460
Receivable for Fund shares sold	95,000	22,880
Prepaid expenses	10,823	11,273
Total Assets	395,458,488	604,134,448
LIABILITIES:
Payable for Fund shares redeemed	565,000	70,000
Payable for investments purchased	5,876,825	—
Accrued expenses and other payables:
Investment advisory	80,946	135,549
Administration and accounting - unaffiliated	61,235	82,171
Administration and accounting - affiliated	9,912	15,447
Shareholder servicing fee	66,078	102,978
Custody - affiliated	4,956	7,723
Directors	1,923	3,257
Legal and audit	15,675	18,351
Other	19,160	24,910
Total Liabilities	6,701,710	460,386
NET ASSETS	$388,756,778	$603,674,062
NET ASSETS consist of:
Capital paid-in	$399,832,689	$621,584,386
Total accumulated loss	(11,075,911)	(17,910,324)
NET ASSETS	$388,756,778	$603,674,062
Net Asset Value, maximum offering price and redemption price per share	$9.83	$9.94
Number of shares authorized	2,000,000,000	2,000,000,000
SHARES OF CAPITAL STOCK OUTSTANDING	39,556,762	60,715,562
INVESTMENTS, AT COST	$384,672,975	$593,441,420

See Notes to Financial Statements.

114

Old Westbury Funds, Inc.
Statements of Operations
For the Year Ended October 31, 2025

	ALL CAP CORE FUND	LARGE CAP STRATEGIES FUND	SMALL & MID CAP STRATEGIES FUND	TOTAL EQUITY FUND(a)
INVESTMENT INCOME:
Interest	$3,208,360	$17,633,966	$1,985,019	$512,714
Dividends - unaffiliated	26,460,415	427,555,847	185,743,384	6,807,995
Foreign tax withheld	(298,788)	(25,200,079)	(15,429,717)	(525,181)
Total investment income	29,369,987	419,989,734	172,298,686	6,795,528
EXPENSES:
Investment advisory fees	22,984,759	200,417,828	74,476,548	3,283,024
Shareholder servicing fees	6,841,464	49,635,707	17,523,894	839,273
Administration and accounting fees - unaffiliated	561,122	3,659,750	1,380,718	90,000
Administration and accounting fees - affiliated	1,026,220	7,445,356	2,628,584	125,891
Custodian fees - unaffiliated	—	—	1,825,866	—
Custodian fees - affiliated	608,513	7,030,204	414,670	96,714
Directors fees and expenses	76,098	552,972	196,782	18,734
Insurance premiums	18,884	64,858	30,507	11,926
Legal and audit fees	137,509	888,970	319,037	33,815
Printing and postage fees	25,728	124,357	54,448	10,227
Registration fees	26,929	34,585	34,867	23,059
Transfer agent fees	334,074	2,287,146	824,712	54,062
Miscellaneous expenses	24,093	153,273	258,396	22,774
Total expenses	32,665,393	272,295,006	99,969,029	4,609,499
Expenses waived by Advisor	(168,437)	—	(3,587,614)	(497,062)
Net expenses	32,496,956	272,295,006	96,381,415	4,112,437
NET INVESTMENT INCOME/(LOSS)	(3,126,969)	147,694,728	75,917,271	2,683,091
NET REALIZED AND CHANGE IN UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS, FOREIGN CURRENCY TRANSACTIONS, AND FOREIGN CAPITAL GAINS TAXES:
Net realized gain/(loss) on:
Investments	277,270,373	2,850,455,000	620,542,580	(385,718)
Forward foreign currency exchange contracts	—	(3,444,700)	238	(345)
Foreign currency transactions	(158,352)	(8,073,785)	(1,345,652)	(279,578)
Foreign capital gains tax	—	(2,499,812)	(967,208)	(4,021)
Net change in unrealized appreciation/(depreciation) on:
Investments	137,537,534	1,379,813,686	400,374,854	120,606,376
Forward foreign currency exchange contracts	—	5,526,152	—	—
Foreign currency transactions	20,220	666,334	376,007	(7,924)
Deferred foreign capital gains taxed on unrealized appreciation/(depreciation)	—	(9,458,282)	1,499,175	(85,510)
Net realized and change in unrealized gain/(loss) on investments, forward foreign currency exchange contracts, foreign currency transactions, and foreign capital gains taxes	414,669,775	4,212,984,593	1,020,479,994	119,843,280
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$411,542,806	$4,360,679,321	$1,096,397,265	$122,526,371

(a)	For the period from February 28, 2025 (commencement of operations) to October 31, 2025.

See Notes to Financial Statements.

115

Old Westbury Funds, Inc.
Statements of Operations - (Continued)
For the Year Ended October 31, 2025

	CREDIT INCOME FUND	FIXED INCOME FUND	SHORT-TERM BOND FUND	MUNICIPAL BOND FUND
INVESTMENT INCOME:
Interest	$130,447,402	$64,003,799	$3,845,712	$135,820,410
Dividends - unaffiliated	21,042,036	2,710	437	31,075
Total investment income	151,489,438	64,006,509	3,846,149	135,851,485
EXPENSES:
Investment advisory fees	13,447,266	5,872,540	277,762	15,468,848
Shareholder servicing fees	4,617,188	2,927,165	173,602	8,410,770
Administration and accounting fees - unaffiliated	390,075	226,008	36,405	612,926
Administration and accounting fees - affiliated	692,578	439,075	26,040	1,261,616
Custodian fees - unaffiliated	62,408	—	—	—
Custodian fees - affiliated	—	219,537	13,020	630,808
Directors fees and expenses	51,039	32,775	2,041	93,803
Insurance premiums	16,667	14,270	11,242	20,317
Legal and audit fees	198,572	71,007	16,901	153,042
Printing and postage fees	20,078	19,769	10,364	28,346
Registration fees	33,897	32,618	30,348	46,632
Transfer agent fees	226,216	147,179	20,336	399,791
Miscellaneous expenses	159,252	32,538	26,155	77,671
Total expenses	19,915,236	10,034,481	644,216	27,204,570
Expenses waived by Advisor	(292,187)	(1,692,060)	(323,053)	(3,233,874)
Net expenses	19,623,049	8,342,421	321,163	23,970,696
NET INVESTMENT INCOME	131,866,389	55,664,088	3,524,986	111,880,789
NET REALIZED AND CHANGE IN UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND SWAP AGREEMENTS:
Net realized gain/(loss) on:
Investments	263,284	(9,096,258)	(89,687)	(13,918,424)
Futures contracts	(1,689,872)	—	—	—
Swap agreements	(714,828)	—	—	—
Net change in unrealized appreciation on:
Investments	27,259,605	34,520,292	853,244	68,955,746
Swap agreements	6,144,194	—	—	—
Net realized and change in unrealized gain/(loss) on investments, futures contracts and swap agreements	31,262,383	25,424,034	763,557	55,037,322
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$163,128,772	$81,088,122	$4,288,543	$166,918,111

See Notes to Financial Statements.

116

Old Westbury Funds, Inc.
Statements of Operations - (Continued)
For the Year Ended October 31, 2025

	CALIFORNIA MUNICIPAL BOND FUND	NEW YORK MUNICIPAL BOND FUND
INVESTMENT INCOME:
Interest	$11,930,755	$17,464,883
Dividends - unaffiliated	—	6,439
Total investment income	11,930,755	17,471,322
EXPENSES:
Investment advisory fees	1,664,719	2,617,097
Shareholder servicing fees	739,875	1,183,548
Administration and accounting fees - unaffiliated	78,768	106,849
Administration and accounting fees - affiliated	110,981	177,532
Custodian fees - affiliated	55,491	88,766
Directors fees and expenses	8,190	13,329
Insurance premiums	11,989	12,460
Legal and audit fees	20,959	27,875
Printing and postage fees	11,650	12,530
Registration fees	22,846	21,954
Transfer agent fees	46,115	66,729
Miscellaneous expenses	22,979	29,438
Total expenses	2,794,562	4,358,107
Expenses waived by Advisor	(685,918)	(984,994)
Net expenses	2,108,644	3,373,113
NET INVESTMENT INCOME	9,822,111	14,098,209

NET REALIZED AND CHANGE IN UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on:
Investments	(960,942)	(897,097)
Net change in unrealized appreciation on:
Investments	5,988,757	8,751,130
Net realized and change in unrealized gain/(loss) on investments	5,027,815	7,854,033

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,849,926	$21,952,242

See Notes to Financial Statements.

117

Old Westbury Funds, Inc.
Statements of Changes in Net Assets

	ALL CAP CORE FUND
	FOR THE YEAR ENDED OCTOBER 31, 2025	FOR THE YEAR ENDED OCTOBER 31, 2024

FROM OPERATIONS:
Net investment loss	$(3,126,969)	$(725,962)
Net realized gain on investments and foreign currency transactions	277,112,021	372,931,811
Net realized gain on redemptions in-kind	—	57,604,732
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	137,557,754	548,696,010
Net increase in net assets resulting from operations	411,542,806	978,506,591

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income and net realized gains	(343,469,046)	(251,769,397)
Total distributions to shareholders	(343,469,046)	(251,769,397)

CAPITAL STOCK TRANSACTIONS (DOLLARS):
Proceeds from sale of capital stock	199,840,779	211,302,539
Reinvestment of distributions	206,697,000	155,213,606
Value of capital stock redeemed	(495,781,749)	(448,987,760)
Net decrease in net assets resulting from capital stock transactions	(89,243,970)	(82,471,615)
Net increase/(decrease) in net assets	(21,170,210)	644,265,579

NET ASSETS:
Beginning of year	3,532,016,610	2,887,751,031
End of year	$3,510,846,400	$3,532,016,610

CAPITAL SHARE TRANSACTIONS:
Shares sold	7,725,194	8,580,992
Shares issued as reinvestment of distributions	8,192,509	6,804,580
Shares redeemed in-kind	—	(934,146)
Shares redeemed	(19,574,938)	(17,014,957)
Net decrease in shares outstanding	(3,657,235)	(2,563,531)

See Notes to Financial Statements.

118

Old Westbury Funds, Inc.
Statements of Changes in Net Assets - (Continued)

	LARGE CAP STRATEGIES FUND
	FOR THE YEAR ENDED OCTOBER 31, 2025	FOR THE YEAR ENDED OCTOBER 31, 2024

FROM OPERATIONS:
Net investment income	$147,694,728	$133,068,671
Net realized gain on investments, forward foreign currency exchange contracts, foreign currency transactions and foreign capital gains tax	2,836,436,703	1,423,995,001
Net change in unrealized appreciation/(depreciation) on investments, forward foreign currency exchange contracts, foreign currency transactions, net of foreign deferred taxes	1,376,547,890	5,108,914,830
Net increase in net assets resulting from operations	4,360,679,321	6,665,978,502

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income and net realized gains	(1,364,718,966)	(122,213,975)
Total distributions to shareholders	(1,364,718,966)	(122,213,975)

CAPITAL STOCK TRANSACTIONS (DOLLARS):
Proceeds from sale of capital stock	832,714,877	1,078,093,056
Reinvestment of distributions	714,228,783	32,618,866
Value of capital stock redeemed	(2,792,966,150)	(2,699,329,776)
Net decrease in net assets resulting from capital stock transactions	(1,246,022,490)	(1,588,617,854)
Net increase in net assets	1,749,937,865	4,955,146,673

NET ASSETS:
Beginning of year	24,640,062,935	19,684,916,262
End of year	$26,390,000,800	$24,640,062,935

CAPITAL SHARE TRANSACTIONS:
Shares sold	40,583,086	58,151,648
Shares issued as reinvestment of distributions	36,145,181	1,898,035
Shares redeemed	(135,886,197)	(145,140,531)
Net decrease in shares outstanding	(59,157,930)	(85,090,848)

See Notes to Financial Statements.

119

Old Westbury Funds, Inc.
Statements of Changes in Net Assets - (Continued)

	SMALL & MID CAP STRATEGIES FUND
	FOR THE YEAR ENDED OCTOBER 31, 2025	FOR THE YEAR ENDED OCTOBER 31, 2024

FROM OPERATIONS:
Net investment income	$75,917,271	$53,737,072
Net realized gain on investments, forward foreign currency exchange contracts, foreign currency transactions and foreign capital gains tax	618,229,958	348,634,899
Net change in unrealized appreciation/(depreciation) on investments, foreign currency transactions, net of foreign deferred taxes	402,250,036	1,468,657,425
Net increase in net assets resulting from operations	1,096,397,265	1,871,029,396

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income and net realized gains	(330,387,670)	(52,892,671)
Total distributions to shareholders	(330,387,670)	(52,892,671)

CAPITAL STOCK TRANSACTIONS (DOLLARS):
Proceeds from sale of capital stock	519,687,266	954,799,857
Reinvestment of distributions	154,595,814	14,308,234
Value of capital stock redeemed	(1,377,778,347)	(1,298,432,985)
Net decrease in net assets resulting from capital stock transactions	(703,495,267)	(329,324,894)
Net increase in net assets	62,514,328	1,488,811,831

NET ASSETS:
Beginning of year	8,841,523,403	7,352,711,572
End of year	$8,904,037,731	$8,841,523,403

CAPITAL SHARE TRANSACTIONS:
Shares sold	31,159,369	60,801,939
Shares issued as reinvestment of distributions	9,668,281	944,438
Shares redeemed	(83,495,295)	(84,445,971)
Net decrease in shares outstanding	(42,667,645)	(22,699,594)

See Notes to Financial Statements.

120

Old Westbury Funds, Inc.
Statements of Changes in Net Assets - (Continued)

TOTAL EQUITY FUND
FOR THE PERIOD ENDED OCTOBER 31, 2025(a)

FROM OPERATIONS:
Net investment income	$2,683,091
Net realized (loss) on investments, forward foreign currency exchange contracts, foreign currency transactions and foreign capital gains tax	(669,662)
Net change in unrealized appreciation/(depreciation) on investments, foreign currency transactions, net of foreign deferred taxes	120,512,942
Net increase in net assets resulting from operations	122,526,371

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income and net realized gains	—
Total distributions to shareholders	—

CAPITAL STOCK TRANSACTIONS (DOLLARS):
Proceeds from sale of capital stock	835,191,039
Reinvestment of distributions	—
Value of capital stock redeemed	(52,092,774)
Net increase in net assets resulting from capital stock transactions	783,098,265
Net increase in net assets	905,624,636

NET ASSETS:
Beginning of period	—
End of period	$905,624,636

CAPITAL SHARE TRANSACTIONS:
Shares sold	85,149,224
Shares issued as reinvestment of distributions	—
Shares redeemed	(4,854,378)
Net increase in shares outstanding	80,294,846

(a)	For the period from February 28, 2025 (commencement of operations) to October 31, 2025.

See Notes to Financial Statements.

121

Old Westbury Funds, Inc.
Statements of Changes in Net Assets - (Continued)

	CREDIT INCOME FUND
	FOR THE YEAR ENDED OCTOBER 31, 2025	FOR THE YEAR ENDED OCTOBER 31, 2024

FROM OPERATIONS:
Net investment income	$131,866,389	$136,879,023
Net realized (loss) on investments, futures contracts and swap agreements	(2,141,416)	(22,888,560)
Net change in unrealized appreciation/(depreciation) on investments and swap agreements	33,403,799	179,226,338
Net increase in net assets resulting from operations	163,128,772	293,216,801

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income and net realized gains	(132,596,478)	(136,598,824)
Total distributions to shareholders	(132,596,478)	(136,598,824)

CAPITAL STOCK TRANSACTIONS (DOLLARS):
Proceeds from sale of capital stock	449,908,898	586,100,662
Reinvestment of distributions	36,072,921	44,814,084
Value of capital stock redeemed	(489,045,029)	(646,042,483)
Net decrease in net assets resulting from capital stock transactions	(3,063,210)	(15,127,737)
Net increase in net assets	27,469,084	141,490,240

NET ASSETS:
Beginning of year	2,379,934,982	2,238,444,742
End of year	$2,407,404,066	$2,379,934,982

CAPITAL SHARE TRANSACTIONS:
Shares sold	56,714,656	73,047,995
Shares issued as reinvestment of distributions	4,558,081	5,590,623
Shares redeemed	(61,508,910)	(80,696,913)
Net decrease in shares outstanding	(236,173)	(2,058,295)

See Notes to Financial Statements.

122

Old Westbury Funds, Inc.
Statements of Changes in Net Assets - (Continued)

	FIXED INCOME FUND
	FOR THE YEAR ENDED OCTOBER 31, 2025	FOR THE YEAR ENDED OCTOBER 31, 2024

FROM OPERATIONS:
Net investment income	$55,664,088	$52,810,098
Net realized (loss) on investments	(9,096,258)	(12,863,723)
Net change in unrealized appreciation/(depreciation) on investments	34,520,292	68,254,975
Net increase in net assets resulting from operations	81,088,122	108,201,350

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income and net realized gains	(55,871,260)	(54,186,280)
Total distributions to shareholders	(55,871,260)	(54,186,280)

CAPITAL STOCK TRANSACTIONS (DOLLARS):
Proceeds from sale of capital stock	242,931,652	219,867,269
Reinvestment of distributions	29,081,284	29,529,938
Value of capital stock redeemed	(139,816,077)	(300,747,384)
Net increase/(decrease) in net assets resulting from capital stock transactions	132,196,859	(51,350,177)
Net increase in net assets	157,413,721	2,664,893

NET ASSETS:
Beginning of year	1,389,484,353	1,386,819,460
End of year	$1,546,898,074	$1,389,484,353

CAPITAL SHARE TRANSACTIONS:
Shares sold	23,971,647	21,785,902
Shares issued as reinvestment of distributions	2,876,192	2,918,415
Shares redeemed	(13,794,880)	(29,990,162)
Net increase/(decrease) in shares outstanding	13,052,959	(5,285,845)

See Notes to Financial Statements.

123

Old Westbury Funds, Inc.
Statements of Changes in Net Assets - (Continued)

	SHORT-TERM BOND FUND
	FOR THE YEAR ENDED OCTOBER 31, 2025	FOR THE PERIOD ENDED OCTOBER 31, 2024(a)

FROM OPERATIONS:
Net investment income	$3,524,986	$718,596
Net realized gain/(loss) on investments	(89,687)	1,884
Net change in unrealized appreciation/(depreciation) on investments	853,244	3,960
Net increase in net assets resulting from operations	4,288,543	724,440

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income and net realized gains	(3,360,769)	(554,994)
Total distributions to shareholders	(3,360,769)	(554,994)

CAPITAL STOCK TRANSACTIONS (DOLLARS):
Proceeds from sale of capital stock	66,938,437	63,667,402
Reinvestment of distributions	691,081	129,606
Value of capital stock redeemed	(25,579,293)	(3,894,766)
Net increase in net assets resulting from capital stock transactions	42,050,225	59,902,242
Net increase in net assets	42,977,999	60,071,688

NET ASSETS:
Beginning of period	60,071,688	—
End of period	$103,049,687	$60,071,688

CAPITAL SHARE TRANSACTIONS:
Shares sold	6,584,596	6,297,201
Shares issued as reinvestment of distributions	68,141	12,836
Shares redeemed	(2,513,912)	(382,945)
Net increase in shares outstanding	4,138,825	5,927,092

(a)	For the period from February 29, 2024 (commencement of operations) to October 31, 2024.

See Notes to Financial Statements.

124

Old Westbury Funds, Inc.
Statements of Changes in Net Assets - (Continued)

	MUNICIPAL BOND FUND
	FOR THE YEAR ENDED OCTOBER 31, 2025	FOR THE YEAR ENDED OCTOBER 31, 2024

FROM OPERATIONS:
Net investment income	$111,880,789	$100,965,438
Net realized (loss) on investments	(13,918,424)	(28,741,511)
Net change in unrealized appreciation/(depreciation) on investments	68,955,746	167,513,967
Net increase in net assets resulting from operations	166,918,111	239,737,894

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income and net realized gains	(111,843,273)	(98,794,555)
Total distributions to shareholders	(111,843,273)	(98,794,555)

CAPITAL STOCK TRANSACTIONS (DOLLARS):
Proceeds from sale of capital stock	738,215,525	762,858,325
Reinvestment of distributions	23,459,611	20,767,580
Value of capital stock redeemed	(630,431,231)	(573,657,356)
Net increase in net assets resulting from capital stock transactions	131,243,905	209,968,549
Net increase in net assets	186,318,743	350,911,888

NET ASSETS:
Beginning of year	4,146,321,857	3,795,409,969
End of year	$4,332,640,600	$4,146,321,857

CAPITAL SHARE TRANSACTIONS:
Shares sold	64,542,031	66,183,133
Shares issued as reinvestment of distributions	2,054,888	1,799,014
Shares redeemed	(55,181,021)	(49,838,558)
Net increase in shares outstanding	11,415,898	18,143,589

See Notes to Financial Statements.

125

Old Westbury Funds, Inc.
Statements of Changes in Net Assets - (Continued)

	CALIFORNIA MUNICIPAL BOND FUND
	FOR THE YEAR ENDED OCTOBER 31, 2025	FOR THE YEAR ENDED OCTOBER 31, 2024

FROM OPERATIONS:
Net investment income	$9,822,111	$9,137,338
Net realized (loss) on investments	(960,942)	(917,011)
Net change in unrealized appreciation/(depreciation) on investments	5,988,757	12,666,504
Net increase in net assets resulting from operations	14,849,926	20,886,831

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income and net realized gains	(9,763,597)	(9,190,192)
Total distributions to shareholders	(9,763,597)	(9,190,192)

CAPITAL STOCK TRANSACTIONS (DOLLARS):
Proceeds from sale of capital stock	84,847,569	63,752,147
Reinvestment of distributions	2,772,811	2,972,465
Value of capital stock redeemed	(72,278,930)	(50,340,743)
Net increase in net assets resulting from capital stock transactions	15,341,450	16,383,869
Net increase in net assets	20,427,779	28,080,508

NET ASSETS:
Beginning of year	368,328,999	340,248,491
End of year	$388,756,778	$368,328,999

CAPITAL SHARE TRANSACTIONS:
Shares sold	8,769,506	6,546,565
Shares issued as reinvestment of distributions	287,327	304,429
Shares redeemed	(7,509,271)	(5,188,556)
Net increase in shares outstanding	1,547,562	1,662,438

See Notes to Financial Statements.

126

Old Westbury Funds, Inc.
Statements of Changes in Net Assets - (Continued)

	NEW YORK MUNICIPAL BOND FUND
	FOR THE YEAR ENDED OCTOBER 31, 2025	FOR THE YEAR ENDED OCTOBER 31, 2024

FROM OPERATIONS:
Net investment income	$14,098,209	$13,417,480
Net realized (loss) on investments	(897,097)	(1,613,026)
Net change in unrealized appreciation/(depreciation) on investments	8,751,130	22,444,531
Net increase in net assets resulting from operations	21,952,242	34,248,985

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income and net realized gains	(14,018,226)	(13,261,140)
Total distributions to shareholders	(14,018,226)	(13,261,140)

CAPITAL STOCK TRANSACTIONS (DOLLARS):
Proceeds from sale of capital stock	129,116,361	90,280,293
Reinvestment of distributions	3,589,395	3,487,839
Value of capital stock redeemed	(117,115,591)	(83,561,528)
Net increase in net assets resulting from capital stock transactions	15,590,165	10,206,604
Net increase in net assets	23,524,181	31,194,449

NET ASSETS:
Beginning of year	580,149,881	548,955,432
End of year	$603,674,062	$580,149,881

CAPITAL SHARE TRANSACTIONS:
Shares sold	13,170,380	9,147,248
Shares issued as reinvestment of distributions	366,684	353,062
Shares redeemed	(11,950,817)	(8,470,637)
Net increase in shares outstanding	1,586,247	1,029,673

See Notes to Financial Statements.

127

Old Westbury Funds, Inc.
All Cap Core Fund
Financial Highlights

For a Share Outstanding Throughout Each Year.

	YEAR ENDED OCTOBER 31,

	2025	2024	2023		2022		2021
Net asset value, beginning of year	$27.27	$21.86	$20.25		$27.31		$20.18
Investment operations:
Net investment income/(loss)(a)	(0.02)	(0.01)	0.05		0.03		(0.02)
Net realized and unrealized gain/(loss)	3.33	7.36	2.06		(5.55)		7.85
Total from investment operations	3.31	7.35	2.11		(5.52)		7.83
Distributions:
Net investment income	—	(0.05)	(0.04)		—		(0.01)
Net realized gains	(2.69)	(1.89)	(0.46)		(1.54)		(0.69)
Total distributions	(2.69)	(1.94)	(0.50)		(1.54)		(0.70)
Net asset value, end of year	$27.89	$27.27	$21.86		$20.25		$27.31
Total return	13.2%	35.3%	10.7%		(21.3)%		39.8%
Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$3,510,846	$3,532,017	$2,887,751		$2,802,415		$3,648,683
Ratio of expenses to average net assets before expense waivers	0.95%	0.95%	0.96	%(b)	0.96	%(b)	0.96	%(b)
Ratio of expenses to average net assets after expense waivers	0.95%	0.95%	0.96%		0.96%		0.96%
Ratio of net investment income/(loss) to average net assets	(0.09)%	(0.02)%	0.22%		0.12%		(0.10)%
Portfolio turnover rate	38%	41%	54%		54%		30%

(a)	Calculated based on the average shares method for the year.
(b)	There were no voluntary fee reductions during the year.

See Notes to Financial Statements.

128

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Financial Highlights

For a Share Outstanding Throughout Each Year.

	YEAR ENDED OCTOBER 31,

	2025	2024	2023	2022		2021
Net asset value, beginning of year	$20.55	$15.33	$14.36	$20.11		$15.26
Investment operations:
Net investment income(a)	0.12	0.11	0.09	0.05		0.01
Net realized and unrealized gain/(loss)	3.63	5.21	0.97	(4.56)		5.08
Total from investment operations	3.75	5.32	1.06	(4.51)		5.09
Distributions:
Net investment income	(0.09)	(0.10)	(0.09)	(0.00	)(b)	(0.05)
Net realized gains	(1.06)	—	—	(1.24)		(0.19)
Total distributions	(1.15)	(0.10)	(0.09)	(1.24)		(0.24)
Net asset value, end of year	$23.15	$20.55	$15.33	$14.36		$20.11
Total return	19.2%	34.8%	7.4%	(23.8)%		33.6%
Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$26,390,001	$24,640,063	$19,684,916	$19,383,130		$25,742,487
Ratio of expenses to average net assets before expense waivers(c)(d)	1.10%	1.09%	1.10%	1.09%		1.09%
Ratio of expenses to average net assets after expense waivers	1.10%	1.09%	1.10%	1.09%		1.09%
Ratio of net investment income to average net assets	0.60%	0.57%	0.55%	0.29%		0.05%
Portfolio turnover rate	48%	37%	23%	52%		43%

(a)	Calculated based on the average shares method for the year.
(b)	Amount is greater than $(0.005) per share.
(c)	When counterparties post cash collateral with respect to various derivative transactions, the Fund may invest the collateral and receive interest income on the investment and pays interest expense on the collateral to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expenses on the Statements of Operations and expense ratio.
(d)	There were no voluntary fee reductions during the year.

See Notes to Financial Statements.

129

Old Westbury Funds, Inc.
Small & Mid Cap Strategies Fund
Financial Highlights

For a Share Outstanding Throughout Each Year.

	YEAR ENDED OCTOBER 31,

	2025	2024	2023	2022	2021
Net asset value, beginning of year	$16.67	$13.29	$13.43	$19.92	$15.57
Investment operations:
Net investment income/(loss)(a)	0.15	0.10	0.07	0.08	(0.02)
Net realized and unrealized gain/(loss)	2.06	3.38	(0.14)	(5.22)	4.97
Total from investment operations	2.21	3.48	(0.07)	(5.14)	4.95
Distributions:
Net investment income	(0.15)	(0.10)	(0.07)	(0.02)	(0.03)
Net realized gains	(0.48)	—	—	(1.33)	(0.57)
Total distributions	(0.63)	(0.10)	(0.07)	(1.35)	(0.60)
Net asset value, end of year	$18.25	$16.67	$13.29	$13.43	$19.92
Total return	13.8%	26.3%	(0.5)%	(27.4)%	32.1%
Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$8,904,038	$8,841,523	$7,352,712	$7,353,983	$9,746,839
Ratio of expenses to average net assets before expense waivers(b)	1.14%	1.14%	1.14%	1.14%	1.14%
Ratio of expenses to average net assets after expense waivers	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income/(loss) to average net assets	0.87%	0.64%	0.51%	0.50%	(0.10)%
Portfolio turnover rate	61%	62%	41%	81%	46%

(a)	Calculated based on the average shares method for the year.
(b)	When counterparties post cash collateral with respect to various derivative transactions, the Fund may invest the collateral and receive interest income on the investment and pays interest expense on the collateral to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expenses on the Statements of Operations and expense ratio.

See Notes to Financial Statements.

130

Old Westbury Funds, Inc.
Total Equity Fund
Financial Highlights

For a Share Outstanding Throughout the Period.

	PERIOD FROM FEBRUARY 28, 2025(a) TO OCTOBER 31, 2025
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income(b)	0.04
Net realized and unrealized gains	1.24
Total from investment operations	1.28
Net asset value, end of period	$11.28
Total return	12.8	%(c)
Annualized ratios/supplemental data:
Net assets at end of period (000’s)	$905,625
Ratio of expenses to average net assets before expense waivers	1.10	%(d)
Ratio of expenses to average net assets after expense waivers	0.98	%(d)
Ratio of net investment income to average net assets	0.63	%(d)
Portfolio turnover rate	25	%(c)

(a)	Commencement of Investment Operations.
(b)	Calculated based on the average shares method for the period.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

131

Old Westbury Funds, Inc.
Credit Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year.

	YEAR ENDED OCTOBER 31,

	2025	2024	2023	2022	2021
Net asset value, beginning of year	$8.03	$7.50	$7.97	$10.15	$9.99
Investment operations:
Net investment income(a)	0.45	0.46	0.43	0.40	0.43
Net realized and unrealized gain/(loss)	0.11	0.53	(0.48)	(2.17)	0.15
Total from investment operations	0.56	0.99	(0.05)	(1.77)	0.58
Distributions:
Net investment income	(0.46)	(0.46)	(0.42)	(0.41)	(0.42)
Total distributions	(0.46)	(0.46)	(0.42)	(0.41)	(0.42)
Net asset value, end of year	$8.13	$8.03	$7.50	$7.97	$10.15
Total return	7.3%	13.4%	(1.0)%	(17.8)%	5.9%
Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$2,407,404	$2,379,935	$2,238,445	$2,322,013	$2,950,576
Ratio of expenses to average net assets before expense waivers(b)	0.86%	0.85%	0.87%	0.86%	0.87%
Ratio of expenses to average net assets after expense waivers	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets	5.71%	5.69%	5.34%	4.36%	4.23%
Portfolio turnover rate	14%	20%	45%	22%	24%

(a)	Calculated based on the average shares method for the year.
(b)	When counterparties post cash collateral with respect to various derivative transactions, the Fund may invest the collateral and receive interest income on the investment and pays interest expense on the collateral to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expenses on the Statements of Operations and expense ratio.

See Notes to Financial Statements.

132

Old Westbury Funds, Inc.
Fixed Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year.

	YEAR ENDED OCTOBER 31,

	2025	2024	2023	2022	2021
Net asset value, beginning of year	$10.11	$9.72	$9.88	$11.25	$11.82
Investment operations:
Net investment income(a)	0.39	0.38	0.27	0.14	0.11
Net realized and unrealized gain/(loss)	0.17	0.40	(0.15)	(1.30)	(0.25)
Total from investment operations	0.56	0.78	0.12	(1.16)	(0.14)
Distributions:
Net investment income	(0.39)	(0.39)	(0.28)	(0.19)	(0.19)
Net realized gains	—	—	—	(0.02)	(0.24)
Total distributions	(0.39)	(0.39)	(0.28)	(0.21)	(0.43)
Net asset value, end of year	$10.28	$10.11	$9.72	$9.88	$11.25
Total return	5.7%	8.1%	1.2%	(10.4)%	(1.2)%
Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$1,546,898	$1,389,484	$1,368,819	$1,393,537	$1,568,691
Ratio of expenses to average net assets before expense waivers	0.69%	0.69%	0.69%	0.69%	0.68%
Ratio of expenses to average net assets after expense waivers	0.57%	0.57%	0.57%	0.57%	0.57%
Ratio of net investment income to average net assets	3.80%	3.74%	2.69%	1.33%	0.97%
Portfolio turnover rate	84%	102%	92%	56%	58%

(a)	Calculated based on the average shares method for the year.

See Notes to Financial Statements.

133

Old Westbury Funds, Inc.
Short-Term Bond Fund
Financial Highlights

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31, 2025		PERIOD FROM FEBRUARY 29, 2024(a) TO OCTOBER 31, 2024
Net asset value, beginning of period	$10.14		$10.00
Investment operations:
Net investment income(b)	0.41		0.30
Net realized and unrealized gains	0.08		0.07
Total from investment operations	0.49		0.37
Distributions:
Net investment income	(0.39)		(0.23)
Net realized gains	(0.00	)(c)	—
Total distributions	(0.39)		(0.23)
Net asset value, end of period	$10.24		$10.14
Total return	5.0%		3.7	%(d)
Annualized ratios/supplemental data:
Net assets at end of period (000’s)	$103,050		$60,072
Ratio of expenses to average net assets before expense waivers	0.74%		0.98	%(e)
Ratio of expenses to average net assets after expense waivers	0.37%		0.37	%(e)
Ratio of net investment income to average net assets	4.06%		4.51	%(e)
Portfolio turnover rate	28%		13	%(d)

(a)	Commencement of Investment Operations.
(b)	Calculated based on the average shares method for the period.
(c)	Amount is greater than $(0.005) per share.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

134

Old Westbury Funds, Inc.
Municipal Bond Fund
Financial Highlights

For a Share Outstanding Throughout Each Year.

	YEAR ENDED OCTOBER 31,

	2025	2024	2023	2022	2021
Net asset value, beginning of year	$11.46	$11.04	$11.10	$12.33	$12.52
Investment operations:
Net investment income(a)	0.30	0.29	0.22	0.11	0.12
Net realized and unrealized gain/(loss)	0.15	0.41	(0.07)	(1.09)	(0.12)
Total from investment operations	0.45	0.70	0.15	(0.98)	0.00
Distributions:
Net investment income	(0.30)	(0.28)	(0.21)	(0.11)	(0.12)
Net realized gains	—	—	—	(0.14)	(0.07)
Total distributions	(0.30)	(0.28)	(0.21)	(0.25)	(0.19)
Net asset value, end of year	$11.61	$11.46	$11.04	$11.10	$12.33
Total return	4.0%	6.3%	1.3%	(8.1)%	(0.1)%
Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$4,332,641	$4,146,322	$3,795,410	$3,814,359	$4,234,247
Ratio of expenses to average net assets before expense waivers	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets after expense waivers	0.57%	0.57%	0.57%	0.57%	0.57%
Ratio of net investment income to average net assets	2.66%	2.48%	1.93%	0.97%	0.93%
Portfolio turnover rate	52%	39%	52%	55%	58%

(a)	Calculated based on the average shares method for the year.

See Notes to Financial Statements.

135

Old Westbury Funds, Inc.
California Municipal Bond Fund
Financial Highlights

For a Share Outstanding Throughout Each Year.

	YEAR ENDED OCTOBER 31,

	2025	2024	2023	2022	2021
Net asset value, beginning of year	$9.69	$9.36	$9.39	$10.38	$10.57
Investment operations:
Net investment income(a)	0.26	0.25	0.22	0.12	0.11
Net realized and unrealized gain/(loss)	0.14	0.33	(0.04)	(0.91)	(0.11)
Total from investment operations	0.40	0.58	0.18	(0.79)	0.00
Distributions:
Net investment income	(0.26)	(0.25)	(0.21)	(0.11)	(0.11)
Net realized gains	—	—	—	(0.09)	(0.08)
Total distributions	(0.26)	(0.25)	(0.21)	(0.20)	(0.19)
Net asset value, end of year	$9.83	$9.69	$9.36	$9.39	$10.38
Total return	4.2%	6.2%	1.9%	(7.7)%	(0.1)%
Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$388,757	$368,329	$340,248	$314,887	$346,155
Ratio of expenses to average net assets before expense waivers	0.76%	0.76%	0.76%	0.77%	0.76%
Ratio of expenses to average net assets after expense waivers	0.57%	0.57%	0.57%	0.57%	0.57%
Ratio of net investment income to average net assets	2.66%	2.56%	2.28%	1.17%	1.03%
Portfolio turnover rate	24%	35%	75%	60%	25%

(a)	Calculated based on the average shares method for the year.

See Notes to Financial Statements.

136

Old Westbury Funds, Inc.
New York Municipal Bond Fund
Financial Highlights

For a Share Outstanding Throughout Each Year.

	YEAR ENDED OCTOBER 31,

	2025	2024	2023	2022	2021
Net asset value, beginning of year	$9.81	$9.45	$9.48	$10.43	$10.55
Investment operations:
Net investment income(a)	0.23	0.23	0.19	0.11	0.11
Net realized and unrealized gain/(loss)	0.13	0.36	(0.04)	(0.91)	(0.05)
Total from investment operations	0.36	0.59	0.15	(0.80)	0.06
Distributions:
Net investment income	(0.23)	(0.23)	(0.18)	(0.11)	(0.11)
Net realized gains	—	—	—	(0.04)	(0.07)
Total distributions	(0.23)	(0.23)	(0.18)	(0.15)	(0.18)
Net asset value, end of year	$9.94	$9.81	$9.45	$9.48	$10.43
Total return	3.7%	6.2%	1.6%	(7.7)%	0.6%
Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$603,674	$580,150	$548,955	$546,067	$626,544
Ratio of expenses to average net assets before expense waivers	0.74%	0.74%	0.74%	0.74%	0.74%
Ratio of expenses to average net assets after expense waivers	0.57%	0.57%	0.57%	0.57%	0.57%
Ratio of net investment income to average net assets	2.38%	2.35%	1.93%	1.14%	1.01%
Portfolio turnover rate	19%	32%	48%	45%	23%

(a)	Calculated based on the average shares method for the year.

See Notes to Financial Statements.

137

Old Westbury Funds, Inc.
Notes to Financial Statements
October 31, 2025

1.	Organization:

Old Westbury Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on August 26, 1993 and commenced operations on October 22, 1993. The Corporation is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Corporation’s Board of Directors (the “Board”) are permitted to create an unlimited number of series, each with one or more separate classes of shares. As of October 31, 2025, the Corporation consisted of ten separate investment portfolios (each series individually referred to as a “Fund” and collectively as the “Funds”) shown below:

Fund Name	Investment Objective
Old Westbury All Cap Core Fund (“All Cap Core Fund”)	Long-term capital appreciation.
Old Westbury Large Cap Strategies Fund (“Large Cap Strategies Fund”)	Long-term capital appreciation.
Old Westbury Small & Mid Cap Strategies Fund (“Small & Mid Cap Strategies Fund”)	Long-term capital appreciation.
Old Westbury Total Equity Fund (“Total Equity Fund”)*	Long-term capital appreciation.
Old Westbury Credit Income Fund (“Credit Income Fund”)	Income. Capital appreciation is a secondary objective.
Old Westbury Fixed Income Fund (“Fixed Income Fund”)	Total return (consisting of current income and capital appreciation).
Old Westbury Short-Term Bond Fund (“Short-Term Bond Fund”)	Income. Capital appreciation is a secondary objective.
Old Westbury Municipal Bond Fund (“Municipal Bond Fund”)	Total return (consisting of current income that is exempt from regular federal income tax and capital appreciation).
Old Westbury California Municipal Bond Fund (“California Municipal Bond Fund”)	Total return (consisting of current income that is exempt from regular federal and California income tax and capital appreciation).
Old Westbury New York Municipal Bond Fund (“New York Municipal Bond Fund”)	Total return (consisting of current income that is exempt from regular federal and New York income tax and capital appreciation).

*	Total Equity Fund commenced operations on February 28, 2025.

As of October 31, 2025, the Corporation has authorized a total of 26.5 billion shares of common stock (par value $0.001 per share).

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties for the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Corporation. However, based on experience, the Corporation expects the risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Corporation in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the U.S. (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants such as the Corporation.

The Corporation qualifies as an investment company and follows accounting and reporting guidance as defined by the FASB in ASC 946, Financial Services - Investment Companies.

In November 2023, FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole thereby enabling better understanding of how an entity’s

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October 31, 2025

segments impact overall performance. The Corporation adopted the new standard for the year ended October 31, 2025 and did not have a material impact on the financial statements. The officers of each Fund, as listed in the Funds’ Statement of Additional Information, act as each Fund’s chief operating decision maker (“CODM”). The CODM has determined that each Fund has a single operating segment as the CODM monitors the operating results of each Fund as a whole and the Funds’ long-term strategic asset allocation is pre-determined in accordance with the terms of their respective prospectus, based on a defined investment strategy which is executed by the Fund’s managers. The CODM allocates resources and assesses performance based on the operating results of each Fund, which is consistent with the results presented in the Fund’s Schedule of Investments, Statement of Changes in Net Assets and Financial Highlights.

In December 2023, the FASB issued Accounting Standards Update (ASU), ASU 2023- 09, Income Taxes (Topic 740) - Improvements to Income Taxes Disclosures, which enhances the transparency of income tax disclosures. The ASU requires public entities, on an annual basis, to provide enhanced disclosures primarily related to the rate reconciliation and income taxes paid disaggregated by jurisdiction. The amendments under this ASU are required to be applied prospectively and are effective for fiscal years beginning after December 15, 2024. Management expects that adoption of the guidance will not have a material impact on the Funds’ financial statements.

A. Valuation of Investments. Readily marketable equity securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined, and securities listed on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) and, if no NOCP is available, then at the last reported sales price. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the securities are valued using a broker-dealer quote or an approved pricing service. Equity securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable equity securities traded in the over-the-counter market (“OTC”), including listed securities whose primary market is believed by Bessemer Investment Management LLC (“BIM” or the “Adviser”), or a sub-adviser, as applicable, to be over-the-counter, are valued at the mean of the latest bid and asked prices using a broker-dealer or an approved pricing service.

Shares of open-end investment companies are valued at the latest net asset value (“NAV”) reported by the investment company. Shares of investment companies that are traded intra-day on an exchange, such as exchange traded funds and closed-end funds, will be valued at the last sale price as reflected at the close of the regular trading session of such exchange.

Debt instruments are valued on the basis of prices obtained from a broker-dealer or an approved pricing service.

Foreign securities generally are valued in their national currency at the latest available quoted sale price as of the close of trading on the foreign exchange or other principal market on which the security is traded. In the absence of current trade activity, the securities will be valued at the mean of the latest bid/ask quotations. As described below, this value is then converted into its U.S. dollar equivalent using the daily rate of exchange at the time of a Fund’s NAV calculation (normally 4:00 p.m. Eastern Time).

Forward currency contracts are valued at the mean between the bid and the asked prices. Quotations are available for regularly scheduled settlement dates such as on a 1-,2-,3-,4-,5-,6-,9-, and 12-month basis. Over-the-counter derivatives, such as swaps and non-exchange traded options and futures are valued on the basis of counterparty valuation quotations or dealer quotations, subject to review by BIM, or a sub-adviser with BIM’s oversight where appropriate. An approved pricing service may also be used to price these instruments. Exchange-traded swaps, options and futures contracts and options thereon are valued at their last sale or settlement price as of the close of such exchanges or, if no sales are reported, at the mean between the last reported bid and asked prices. Repurchase agreements are valued at the original cost. Contracts for long puts and calls are valued at the bid price and short puts and calls are valued at the offering price of a broker-dealer or an exchange. Generally, options, rights/warrants and other “when-issued” securities follow the same pricing methods as equity securities.

Securities and other investments for which market quotations are not readily available are fair valued pursuant to policies and procedures approved by the Board. The Board has designated BIM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act, and delegated to BIM the responsibility for making fair value determinations with respect to the Funds’ portfolio holdings. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. For example, securities that may be subject to fair valuation include, but are not limited to: (1) securities or instruments in which trading has been halted pending further news; (2) illiquid securities in which there is no trading market and no broker coverage; (3) stale priced securities or instruments; (4) securities or instruments that may have defaulted or de-listed from an exchange and are no longer trading; (5) any other security or instrument for which the Pricing Committee (as defined below), with input from the Adviser or sub-advisers, as applicable, believes that the last trading price does not represent a reliable current price; or (6) other assets, including real assets and derivatives for which readily available market quotations are not generally available. In addition, a Fund may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund’s share price is calculated. Foreign exchanges typically close before the time as of

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Old Westbury Funds, Inc.
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October 31, 2025

which Fund share prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those relating to a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant market fluctuations. There is no single standard for determining the fair value of a security or investment, but, rather, several factors are considered, including an evaluation of the forces that influence the market in which the security or investment is purchased or sold, in determining whether a market price is readily available and, if not, the security’s or other investment’s fair value.

In light of the judgment involved in fair value decisions, there can be no assurances that a fair value assigned to a particular security reflects a price for which a security has traded or will trade. Accordingly, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities.

In the event of a change in the S&P 500 Index that is greater than predetermined levels approved by the Board, the Funds will utilize an approved pricing service that has been designated to determine fair value to price securities traded on any overseas exchange. Pricing service vendors base their valuations on a number of factors, including, but not limited to, actual transaction data, benchmark yields, market bids, market offers, quotations from dealers, credit risk spreads, interest rate spreads, proprietary pricing models, cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements, specific deal information and other relationships observed in markets of comparable securities. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Fund cannot be bought or sold. Such fair valuations are categorized as Level 2 in the fair value hierarchy. Foreign securities that are valued based on market quotations are categorized as Level 1 in the fair value hierarchy. The All Cap Core Fund, Large Cap Strategies Fund, Small & Mid Cap Strategies Fund, and Credit Income Fund utilized a systematic fair valuation model provided by an independent third-party vendor to fair value certain securities 53 days and the Total Equity Fund utilized a systematic fair valuation model provided by an independent third-party vendor to fair value certain securities 35 days during the year ended October 31, 2025. As a result, on days when the index change exceeded predetermined levels, certain securities held by the Funds were transferred from Level 1 into Level 2. On any subsequent day when such index level was not exceeded, certain securities held by the Funds were transferred from Level 2 back into Level 1.

The fair value of investments is determined in accordance with the valuation policies and procedures approved by the Board. BIM, as the valuation designee, is responsible for (i) periodically assessing material valuation risks, including material conflicts of interest, and managing identified valuation risks; (ii) establishing and applying fair value methodologies, taking into account each of the Funds’ valuation risks; (iii) testing the appropriateness and accuracy of fair value methodologies selected, including identifying testing methods and minimum frequency for their use; and (iv) overseeing pricing services. BIM has established a pricing committee (the “Pricing Committee”) to fulfill certain functions under the valuation policies and procedures. Investments for which a market quotation is not readily available are either categorized as Level 2 or 3 depending on the observability of the inputs used. The Pricing Committee may consider one or more factors in determining an investment’s fair value. The factors to be taken into account, to the extent relevant, typically include, but are not limited to: fundamental analytical data relating to the investment, the nature and duration of any restrictions on disposition of the investments, an evaluation of the forces that influence the market in which the investments are purchased or sold, the type of investment, financial statements and company filings, lack of marketability, the cost at date of purchase, good faith recommendation of the portfolio manager and any other relevant matters. When the fair valuation of investments uses significant unobservable inputs, such investments will be categorized as Level 3 in the fair value hierarchy.

The significant unobservable inputs used in fair value measurement of the Funds’ Level 3 investments may include, where applicable: (i) an estimation of a normalized earnings level or projected cash flows for the company; (ii) the discounts applied to the last available price of the investment or a selection of comparable investments due to the lack of marketability of the investment; (iii) values or bid offers by dealers or other third parties; and (iv) the value associated with the latest round of financing. Significant changes in any of those inputs in isolation may result in a significantly lower or higher fair value measurement. Generally, a change in the assumptions used for the normalized earnings level will be accompanied by a directionally similar change in the discounts applied to the list of comparable investments.

The Pricing Committee employs various methods for calibrating the valuation approach related to investments categorized within Level 3 in the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors including back testing of trigger related fair value prices, a regular review of key inputs and assumptions, reviews of missing and stale prices and price variance analysis, including investigation of unusual or unexpected pricing changes and reviews of any market related activities.

B. Security Transactions and Related Investment Income. Security transactions are accounted for no later than the first NAV calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Realized gains and losses on security transactions are determined using the specific identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Funds are informed of the dividends. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a reduction of cost of the related investment and/

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Old Westbury Funds, Inc.
Notes to Financial Statements - (Continued)
October 31, 2025

or realized gain. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is recognized on an accrual basis and includes where applicable, the amortization of premiums and accretion of discounts.

C. Payment-In-Kind Securities. The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

For the year ended October 31, 2025, there were no in-kind payments received by the Funds with respect to PIK securities.

D. Foreign Currency Transactions. The books and records of the Funds are maintained in U.S. dollars. Investments and other assets and liabilities of the Funds denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates as of the date of the Statements of Assets and Liabilities. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

The Funds do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and change in unrealized gain/(loss) on investments, futures contracts, swap agreements, forward foreign currency exchange contracts, foreign currency transactions, and foreign capital gains taxes in the Statements of Operations.

Foreign security and currency transactions may involve certain risks not typically associated with those of U.S. companies, including the level of governmental supervision and regulation of foreign securities markets and the possibility of political and economic instability.

E. Securities Sold. The Funds may sell securities short. A short sale is a transaction in which a Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. A Fund is obligated to replace the borrowed securities at their market price at the time of settlement. A Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker to the extent required under applicable law and rules. Short sales by a Fund involve certain risks and special considerations.

The Funds may not always be able to close out a short position on favorable terms. Short sales involve the risk that a Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. The amount of such loss is theoretically unlimited (since it is limited only by the increase in value of the security sold short by a Fund). In contrast, the risk of loss from a long position is limited to a Fund’s investment in the long position, since its value cannot fall below zero. Short selling is a form of leverage which may lead to higher volatility of a Fund’s NAV or greater losses for a Fund. The Funds had no short sales outstanding at October 31, 2025.

F. Inflation-Protected Securities. The Funds may invest in inflation-protected securities, which unlike traditional debt securities that make fixed or variable principal and interest payments, are structured to provide protection against the negative effects of inflation. The value of the debt securities’ principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers as a measure of inflation for Treasury Inflation-Protected Securities (“TIPS”). Other inflation-protected securities may not carry a similar guarantee by their issuer. A Fund may buy TIPS that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on the changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

G. When-Issued and Delayed Delivery Securities. The Funds may purchase or sell securities that they are entitled to receive on a when-issued basis. The Funds may also purchase or sell securities on a delayed delivery basis. When-issued and delayed delivery securities involve risk that the security a Fund buys will lose value prior to its delivery. There is also a risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

H. Loan Participations and Assignments. The Credit Income Fund, Fixed Income Fund and Short-Term Bond Fund may invest in fixed or floating rate loans to U.S. companies, foreign entities, and U.S. subsidiaries of foreign entities made by one or more financial institutions. The rate of interest on a fixed-rate loan is generally a set amount. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates are generally the Secured Overnight Financing Rate, the London InterBank Offered Rate, the Certificate of Deposit Rate of a designated U.S. bank, the prime rate of a designated U.S. bank, the Federal Funds rate, or another base lending rate used by commercial lenders. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower. A Fund may invest in loans that are investment grade, below investment grade (“junk”), or not rated by any

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October 31, 2025

nationally recognized statistical ratings organization. Loans that are rated lower than investment grade typically entail default and other risks greater than those associated with higher-rated loans. Generally, the lower the rating category, the riskier the investment. Typically, a Fund’s investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

Currently, the Credit Income Fund intends to invest in loans that are below investment grade and, to a lesser extent, unrated loans. The Credit Income Fund’s investments in loans are expected in most instances to be in the form of assignments. Generally, when a Fund purchases an assignment of a loan from a lender, it will step into the position of the lender and acquire direct rights against the borrower on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. The assignability of certain obligations may be restricted by the governing documentation as to the nature of the assignee such that the only way in which a Fund may acquire an interest in a loan is by purchasing a participation of interest and not an assignment. A Fund may have difficulty disposing of assignments and participation interests given these limitations and other factors.

In connection with floating rate loan interests, the Funds may also enter into unfunded loan commitments (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked- to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations. As of October 31, 2025, the Funds had no unfunded floating rate loan interests.

I. Credit Enhancements. Certain obligations held by the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; and third party insurance. The value of the obligations may be affected by changes in credit worthiness of the entities that provide any supporting letters of credit or other credit enhancements. The value of the obligations also will be affected by the exhaustion, termination or expiration of any credit enhancement.

J. Restricted and Illiquid Securities. The Funds may purchase securities which are subject to legal or contractual delays, restrictions, and costs on resale. Because of time limitations, the Funds might not be able to dispose of these securities at reasonable prices or at times advantageous to the Funds. Each Fund limits its illiquid investments to not more than 15% of its net assets. Illiquid investments, in general, are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

K. Distributions to Shareholders. Distributions from net investment income, if any, generally are declared and paid quarterly for the Credit Income Fund, Fixed Income Fund, Short-Term Bond Fund, Municipal Bond Fund, California Municipal Bond Fund and New York Municipal Bond Fund and at least annually for the All Cap Core Fund, Large Cap Strategies Fund, Small & Mid Cap Strategies Fund and Total Equity Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

L. Expenses. Expenses that are directly related to one of the Funds are charged directly to that Fund on an accrual basis. Other operating expenses of the Corporation are prorated to each Fund on an accrual basis utilizing relative net assets or another reasonable basis.

3.	Principal Risks:

Investing in the Funds involves certain risks, including, but not limited to, those described below. Please refer to the Funds’ prospectus and statement of additional information for more information on risks associated with investing in the Funds.

A. Market and Credit Risk.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of, and income generated by, securities held by a Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness, or general market conditions, overall economic trends or events, governmental actions or intervention, armed conflicts, terrorist activities, political developments, actions taken by the Federal Reserve or other central banks, market disruptions caused by trade disputes or other events or circumstances, natural disasters, rapid inflation, supply chain disruptions, international sanctions, a pandemic or other public health crisis, currency and interest rate and price fluctuations, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Exposure to foreign markets through issuers or currencies can involve additional and heightened risks relating to market, economic, political, regulatory, geopolitical, or other conditions. In addition, the securities of foreign companies also may be subject to the imposition of actual or threatened economic sanctions, tariffs or other government restrictions. The risks of foreign investments are increased in emerging markets which may experience

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hyperinflation and have far lower trading volumes and less liquidity than developed markets. Changes in foreign currency exchange rates can affect the value of a Fund’s portfolio. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an entity with which a Fund has unsettled or open transactions may default. Financial assets, which potentially expose a Fund to credit and counterparty risks, consist principally of investments, receivables for securities sold and cash due from brokers. The Funds’ Adviser and sub-advisers, as applicable, review the creditworthiness of counterparties that they believe entail material credit risk in relation to the investment policies of a Fund. The extent of a Fund’s exposure to credit and counterparty risks with respect to these financial assets is generally represented by their values recorded in the Fund’s Statements of Assets and Liabilities.

B. Concentration Risk.

California Municipal Bond Fund and New York Municipal Bond Fund invest a substantial amount of their assets in municipal obligations of issuers located in a single state. This may subject each Fund to the risk that economic, political or social issues impacting a particular state could have an adverse and disproportionate impact on the income from, or the value or liquidity of, each Fund’s respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Portfolios of Investments.

C. Shareholder Concentration Risk.

As of October 31, 2025, the following Funds had omnibus accounts which each owned more than 5% of a Fund’s outstanding shares as shown below:

	# of Omnibus Accounts	% of Fund
All Cap Core Fund	1	98.64%
Large Cap Strategies Fund	1	97.83%
Small & Mid Cap Strategies Fund	1	98.42%
Total Equity Fund	1	99.94%
Credit Income Fund	1	99.40%
Fixed Income Fund	1	99.44%
Short-Term Bond Fund	1	99.17%
Municipal Bond Fund	1	99.37%
California Municipal Bond Fund	1	99.99%
New York Municipal Bond Fund	1	99.54%

A Fund may experience adverse effects when large shareholders, or a number of shareholders collectively representing a large percentage of the Fund, purchase or redeem large amounts of shares of the Fund. Such large redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income and/or capital gains to shareholders if sales of the Fund’s investments resulted in gains and may cause the Fund to make taxable distributions to its non-redeeming shareholders earlier than the Fund otherwise would have, and may also increase transaction costs. A large shareholder transaction, particularly a redemption of shares, could result from various circumstances, including changing market and economic conditions and asset allocation or other decisions by the Adviser or its affiliates with respect to client accounts that could result in a Fund needing to sell securities when it otherwise would not have done so, accelerating the realization of taxable income and/or capital gains and increasing transaction costs.

4.	Fair Value Measurements:

The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•      Level 1 - quoted prices generally in active markets for identical securities.

•      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit ratings, etc.).

•      Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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The summary of inputs used to value the Funds’ investments as of October 31, 2025 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs(a)	Total
All Cap Core Fund
Common Stocks	$3,260,816,342(b)	$—	$—	$3,260,816,342
Exchange-Traded Funds	166,647,802	—	—	166,647,802
Investment Company	71,995,994	—	—	71,995,994
Total	$3,499,460,138	$—	$—	$3,499,460,138

Large Cap Strategies Fund
Common Stocks	$25,523,986,391(b)	$137,327,078(b)	$—	$25,661,313,469
Rights/Warrants	—	—	0(b)	0
Exchange-Traded Funds	386,702,511	—	—	386,702,511
Investment Company	196,315,096	—	—	196,315,096
Total	$26,107,003,998	$137,327,078	$0	$26,244,331,076

Small & Mid Cap Strategies Fund
Common Stocks
Australia	$251,319,024	$—	$4,456,211	$255,775,235
Austria	90,591,353	—	—	90,591,353
Bahamas	21,784,164	—	—	21,784,164
Belgium	30,850,447	—	—	30,850,447
Bermuda	12,599,972	—	—	12,599,972
Brazil	29,214,018	—	—	29,214,018
Canada	145,559,229	—	—	145,559,229
China	206,641,527	252,412,963	—	459,054,490
Denmark	65,010,269	—	—	65,010,269
Finland	40,423,236	—	—	40,423,236
France	185,260,600	—	—	185,260,600
Germany	174,787,096	—	—	174,787,096
Hong Kong	118,851,538	—	—	118,851,538
India	17,008,185	—	—	17,008,185
Indonesia	13,565,298	—	—	13,565,298
Ireland	28,930,679	—	—	28,930,679
Israel	117,002,767	—	—	117,002,767
Italy	154,178,377	—	—	154,178,377
Japan	1,081,660,930	—	—	1,081,660,930
Luxembourg	2,922,706	—	—	2,922,706
Malaysia	3,260,385	—	—	3,260,385
Mexico	10,598,180	—	—	10,598,180
Netherlands	103,805,772	—	—	103,805,772
New Zealand	16,253,679	—	—	16,253,679
Norway	82,732,863	—	—	82,732,863
Poland	31,062,410	—	—	31,062,410
Portugal	19,590,296	—	—	19,590,296
Puerto Rico	318,804	—	—	318,804
Russia	—	—	0	0
Singapore	74,053,375	—	4,443	74,057,818
South Africa	89,963,088	—	—	89,963,088
South Korea	227,243,606	—	—	227,243,606
Spain	158,460,402	—	—	158,460,402
Sweden	161,696,434	—	—	161,696,434
Switzerland	182,906,775	—	—	182,906,775
Taiwan	69,535,616	—	—	69,535,616
Turkey	30,618,483	—	—	30,618,483
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	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs(a)	Total
United Kingdom	$439,721,165	$—	$—	$439,721,165
United States	3,409,166,444	—	—	3,409,166,444
Total Common Stocks	$7,899,149,192	$252,412,963	$4,460,654	$8,156,022,809
Rights/Warrants
Australia	—	—	0	0
Malaysia	40,108	—	—	40,108
Norway	—	—	0	0
Spain	67,984	—	—	67,984
United States	—	—	0	0
Total Rights/Warrants	$108,092	$—	$0	$108,092
Exchange-Traded Funds	529,615,007	—	—	529,615,007
Investment Company	29,800,209	—	—	29,800,209
Cash Sweep	192,576,311	—	—	192,576,311
Total	$8,651,248,811	$252,412,963	$4,460,654	$8,908,122,428

Total Equity Fund
Common Stocks	$854,260,887	$—	$—	$854,260,887
Exchange-Traded Funds	19,287,504	—	—	19,287,504
Investment Company	24,264,357	—	—	24,264,357
Total	$897,812,748	$—	$—	$897,812,748

Credit Income Fund
Preferred Stocks	$4,909,452(b)	$—	$—	$4,909,452
Exchange-Traded Funds	476,817,254	—	—	476,817,254
Corporate Bonds	—	136,004,467(b)	—	136,004,467
Asset-Backed Securities	—	344,453,214(b)	—	344,453,214
Non-Agency Mortgage-Backed Securities	—	570,466,957(b)	16,779,330(b)	587,246,287
U.S. Government Sponsored Agency Mortgage- Backed Securities	—	6,049,773(b)	—	6,049,773
U.S. Government Securities	—	742,419,321	—	742,419,321
Cash Sweep	103,836,786	—	—	103,836,786
Other financial instruments - Assets Interest Rate Risk	—	4,856,859(b)	—	4,856,859
Total	$585,563,492	$1,804,250,591	$16,779,330	$2,406,593,413

Fixed Income Fund
Corporate Bonds	$—	$438,861,248(b)	$—	$438,861,248
Asset-Backed Securities	—	85,653,281(b)	—	85,653,281
U.S. Government Securities	—	1,003,333,407	—	1,003,333,407
Investment Company	23,372,314	—	—	23,372,314
Total	$23,372,314	$1,527,847,936	$—	$1,551,220,250

Short-Term Bond Fund
Corporate Bonds	$—	$35,672,116(b)	$—	$35,672,116
Asset-Backed Securities	—	7,254,493(b)	—	7,254,493
U.S. Government Securities	—	59,091,481	—	59,091,481
Investment Company	1,063,874	—	—	1,063,874
Total	$1,063,874	$102,018,090	$—	$103,081,964

Municipal Bond Fund
Municipal Bonds	$—	$4,180,327,137(b)	$—	$4,180,327,137
Corporate Bonds	—	58,424,130(b)	—	58,424,130
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	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs(a)	Total
Investment Company	$40,094,284	$—	$—	$40,094,284
Total	$40,094,284	$4,238,751,267	$—	$4,278,845,551

California Municipal Bond Fund
Municipal Bonds	$—	$339,126,519(b)	$—	$339,126,519
Corporate Bonds	—	7,062,241(b)	—	7,062,241
U.S. Government Securities	—	27,979,297	—	27,979,297
Investment Company	16,184,377	—	—	16,184,377
Total	$16,184,377	$374,168,057	$—	$390,352,434

New York Municipal Bond Fund
Municipal Bonds	$—	$559,772,179(b)	$—	$559,772,179
Corporate Bonds	—	9,350,421(b)	—	9,350,421
U.S. Government Securities	—	20,903,482	—	20,903,482
Investment Company	6,040,752	—	—	6,040,752
Total	$6,040,752	$590,026,082	$—	$596,066,834

(a)	The Large Cap Strategies Fund, the Small & Mid Cap Strategies Fund, and the Credit Income Fund held certain investments categorized as Level 3 that had a fair value less than 1% of NAV with a percentage of NAV of 0.00%, 0.05%, and 0.70%, respectively, as of October 31, 2025. For the Small & Mid Cap Strategies Fund there were transfers into Level 3 in the amount of $3,254,986, transfers out of Level 3 in the amount of $1,905,165, a purchase of $1,026,670 and a sale of $3,076,948. For the Credit Income Fund there was a purchase of $8,083,000 and a sale of $1,060,543. The Funds’ instrument types classified as Level 3 investments are valued using either a recent transaction price or broker quotes.
(b)	The classification of the Fund’s investments into major categories or countries is disclosed in the respective Fund’s Portfolio of Investments and in Note 5 for Derivative Instruments.

The Fund did not have material transfers into or out of Level 3 during the year ended October 31, 2025, with the exception of what is mentioned in footnote (a) above. The Fund’s policy is to recognize transfers among levels as of the beginning of the reporting period.

5.	Derivative Instruments:

The Funds engage in various portfolio investment strategies utilizing derivatives both to increase the return of the Funds and/or to economically hedge, or protect, their exposure to, for example, interest rate movements, movements in the securities or commodities markets and currency value fluctuations. Derivatives are subject to a number of risks, including changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss. Losses may arise if the value of the contract decreases due to, among other potentially adverse events, an unfavorable change in the price of the underlying security or commodity or if the counterparty does not perform under the contract. The use of derivatives can lead to losses because of relatively small adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by or potentially unlimited as a result of certain features of the derivatives. The use of derivatives exposes a Fund to risks in addition to and greater than those associated with investing directly in the instruments underlying those derivatives, including risks relating to leverage, market conditions and market risk, imperfect correlation (imperfect correlations with underlying instruments or the Fund’s other portfolio holdings), high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. There is no guarantee that the use of derivatives will achieve their intended result.

The primary difference in risks associated with over-the-counter contracts and exchange-traded contracts is credit and liquidity risks. Over-the-counter contracts, as bilateral arrangements, contain credit risk from various counterparties for any unrealized gains for the duration of the contract. The credit risk related to exchange-traded contracts is minimal because the exchanges are viewed as presenting lower credit risk than bilateral counterparties. The Funds may mitigate counterparty risk on over-the-counter derivatives through master netting agreements included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement between a Fund and each of its counterparties. The ISDA Master Agreement allows each Fund to offset with its counterparty certain over-the-counter derivative financial instruments’ payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is

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based upon minimum transfer amounts of up to $250,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized, the Funds bear the risk of loss from counterparty non-performance.

The Funds’ maximum risk of loss from counterparty credit risk on over-the-counter derivatives is generally the aggregate net unrealized gain in excess of any collateral pledged by the counterparty to the Funds. For over-the-counter purchased options, the Funds bear the risk of loss in the amount of the premiums paid and positive change in market value of the options should the counterparty not perform under the contracts. Written options by the Funds do not give rise to counterparty credit risk, as written options obligate the Funds to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Funds to post additional collateral or accelerate payment of any net liability owed to the counterparty. There were no trigger events during the year ended October 31, 2025.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as due from brokers for collateral and due to brokers for collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments.

When counterparties post cash collateral with respect to various derivative transactions, a Fund may invest the collateral and receives interest income on the investment and pays interest expense on the collateral to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in a Fund’s overall expenses on the Statements of Operations and expense ratio in the Financial Highlights.

As of October 31, 2025, the Funds had transactions subject to enforceable master netting arrangements (“MNA”). For reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements or another similar arrangement in the Statements of Assets and Liabilities. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Credit Income Fund

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset (a)	Non-cash Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)

Barclays Bank Plc	$4,856,859	$—	$—	$(4,856,859)	$—

(a)	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to a MNA or another similar arrangement.
(b)	Excess of collateral received from/payable to the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from/payable to counterparty in the event of default.

The Funds may be subject to, among other risks, interest rate risk, equity price risk, commodity risk and foreign currency exchange risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below.

For open derivative instruments, please see the respective Fund’s Portfolio of Investments or details below:

	Fair Values of Derivative Instruments as of October 31, 2025
	Derivative Assets		Derivative Liabilities

Credit Income Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Interest Rate Risk	Unrealized appreciation on swap agreements	$4,856,859	Unrealized depreciation on swap agreements	$—
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	The Effect of Derivative Instruments on the Statements of Operations For the Year Ended October 31, 2025 Net Realized Gain/(Loss) from Derivatives Recognized in Income

Large Cap Strategies Fund	Purchased Options and Structured Options (Investments)	Written Options and Structured Options	Futures Contracts	Swap Agreements	Foreign Currency Exchange Contracts	Total
Forward Foreign Currency Exchange Risk	$—	$—	$—	$—	$(3,444,700)	$(3,444,700)

Credit Income Fund	Purchased Options and Structured Options (Investments)	Written Options and Structured Options	Futures Contracts	Swap Agreements	Foreign Currency Exchange Contracts	Total
Interest Rate Risk	$—	$—	$(1,689,872)	$(714,828)	$—	$(2,404,700)

	Net Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income

Large Cap Strategies Fund	Purchased Options and Structured Options (Investments)	Written Options and Structured Options	Futures Contracts	Swap Agreements	Foreign Currency Exchange Contracts	Total
Forward Foreign Currency Exchange Risk	$—	$—	$—	$—	$5,526,152	$5,526,152

Credit Income Fund	Purchased Options and Structured Options (Investments)	Written Options and Structured Options	Futures Contracts	Swap Agreements	Foreign Currency Exchange Contracts	Total
Interest Rate Risk	$—	$—	$—	$6,144,194	$—	$6,144,194

For the year ended October 31, 2025, the quarterly average volume of derivative activities was as follows:

	Large Cap Strategies Fund	Credit Income Fund
Futures Long Position (Notional Amounts in U.S. Dollars)	$—	$5,101,512
Forward Foreign Currency Contracts Sold (U.S. Dollar Amounts)	70,152,382	—
Total Return Swaps (Notional Amounts in U.S. Dollars)	—	156,250,000
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A. Futures Contracts. The Funds may purchase and write (sell) futures contracts and options on futures contracts to gain exposure to, or hedge against, changes in the value of equity securities (equity risk), interest rates (interest rate risk) or commodity risk.

Futures contracts are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the contract at the close of the last trading day and the price at which the contract was originally written. Upon entering into a futures contract, the Funds are required to pledge to a futures commission merchant an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the underlying instrument. The Funds recognize an unrealized gain or loss equal to the variation margin. These futures contracts permit the Funds to pursue their objectives at a lower cost than investing directly in the underlying instruments or commodities, while permitting the equivalent of an investment in a portfolio of the underlying instruments or commodities. A potential risk to the Funds is that the change in value of the underlying securities or commodities may not correlate to the change in value of the contracts. Listed futures contracts involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade and exchanges are viewed as presenting lower credit risk than bilateral counterparties.

B. Forward Foreign Currency Exchange Contracts. The Funds (except Municipal Bond Fund, California Municipal Bond and New York Municipal Bond) may enter into forward foreign currency contracts (“Forward”) to hedge their exposure to changes in foreign currency exchange rates on foreign portfolio holdings (foreign currency exchange risk). In addition, certain Funds may use a Forward to provide exposure to the foreign currency market. A Forward is an agreement between two parties to purchase or sell a foreign currency at a future date at a negotiated forward rate. A Forward is marked-to-market daily and the change in market value is recorded by the Funds as unrealized appreciation or depreciation until the contract settlement date. The market value of the Forward is determined using the forward rate for the remainder of the outstanding period of the contract, through the delivery date. When a Forward is closed or settled, the Funds record a realized gain or loss equal to the fluctuation in rates during the period a Forward was open. Risks may arise upon entering into these contracts from, for example, the potential inability of the counterparties to meet the terms of their contracts, or if the foreign currency rates change unfavorably.

In the event of default by the counterparty to the transaction, the Funds’ maximum amount of loss, as either the buyer or seller, is the unrealized gain on the contract.

The Funds may be required to pledge to the broker an amount of cash, U.S. government securities or other assets, equal to a certain percentage of the contract amount.

C. Swap Agreements. The Funds may enter into swap agreements, which are agreements involving two parties to exchange the return generated by a security, currency, commodity, interest rate, index, or other measures for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. The Funds entered into total return, interest rate and other swap agreements. Interest rate swap agreements generally involve the agreement by the Funds to pay a counterparty a fixed or floating rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity. Total return swap agreements involve the commitments to pay or receive an amount generally determined by reference to a security, index or other measure in exchange for a specific market linked return, based on notional amounts. To the extent that the total return of the security, index or other measure underlying the transaction exceeds or falls short of the offsetting interest rate-based obligation, the Funds receive or make a payment to the counterparty. Payments received or made by a Fund at the expiration or other termination of the swap agreements are recorded in the Statements of Operations as realized gains or losses, respectively. Swap agreements are marked-to-market daily based on counterparty valuation quotations, and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation/(depreciation). Risks may exceed amounts recognized on the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Portfolios of Investments under the caption “Swap Agreements”.

D. Options. The Funds may purchase and write (sell) put and call options on equity securities and stock index futures in order to gain exposure to or to protect against changes in the market.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon swap agreement at any time before the expiration of the option.

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during

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the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Fund bears certain risks, including the market risk of an unfavorable change in the price of the underlying instrument or the risk that a Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Fund purchasing or selling a security at a price different from the current market value.

A Fund may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since the counterparty will be the Options Clearing Corporation (for options on equity securities) or a derivatives clearing organization (for options on futures), which are viewed as presenting lower credit risk than bilateral counterparties. Transactions in certain over-the-counter options may expose a Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, a Fund’s maximum amount of loss is the premium paid and unrealized gain (as purchaser) or the unrealized gain of the contract less the premium received (as writer).

The Credit Income Fund may invest in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk) or to increase or decrease its exposure to changes in foreign currency exchange rates (foreign currency exchange risk). These structured options may consist of single or multiple OTC options which are priced as a single security. Structured options may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on a specific index with an initial reference strike price. Generally, the basis of the contracts is the premium received or paid which is recorded as an asset on the Statements of Assets and Liabilities. The amount of the asset is subsequently market-to-market to reflect the current market value of the structured option. When a structured option is transferred/sold or exercised, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Fund will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

6.	Investment Advisory Fee, Administration Fee and Other Transactions:

A. Investment Advisory Fees. The Funds’ investment adviser is BIM, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”). Bessemer is a subsidiary of The Bessemer Group, Incorporated (“BGI”). The investment advisory fee paid to BIM for advisory services is computed daily and paid monthly in accordance with the following schedule:

	First $500 million of average net assets	Next $500 million to $1 billion of average net assets	Average net assets exceeding $1 billion	Blended Advisory Rate
All Cap Core Fund	0.75%	0.70%	0.65%	0.67%
Total Equity Fund	0.80%	0.75%	0.70%	0.78%
Credit Income Fund	0.65%	0.60%	0.55%	0.58%
Fixed Income Fund	0.45%	0.40%	0.35%	0.40%
Municipal Bond Fund	0.45%	0.40%	0.35%	0.37%
California Municipal Bond Fund	0.45%	0.40%	0.35%	0.45%
New York Municipal Bond Fund	0.45%	0.40%	0.35%	0.44%

Average net assets
Small & Mid Cap Strategies Fund	0.85%
Short-Term Bond Fund	0.32%
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October 31, 2025

	First $1.25 billion of average net assets	Next $1.25 billion to $2.5 billion of average net assets	Average net assets exceeding $2.5 billion	Blended Advisory Rate
Large Cap Strategies Fund	0.90%	0.85%	0.80%	0.81%

BIM has retained Acadian Asset Management, LLC (“Acadian”), Champlain Investment Partners, LLC (“Champlain”), and Polunin Capital Partners Limited (“Polunin”) as sub-advisers to each manage segments of the Small & Mid Cap Strategies Fund. Acadian, Champlain, and Polunin are paid for their services directly by BIM. Artisan Partners Limited Partnership (“Artisan”) previously served as a sub-adviser to the Small & Mid Cap Strategies Fund and was terminated effective February 27, 2025. Artisan was paid for its services directly by BIM.

BIM has retained Aikya Investment Management Limited (“Aikya”) and Sands Capital Management, LLC (“Sands”) as sub-advisers to each manage a segment of the Large Cap Strategies Fund. Aikya and Sands are paid for their services directly by BIM.

BIM has retained Aikya, Polunin and Sands as sub-advisers to each manage a segment of the Total Equity Fund by providing a model portfolio to BIM on an ongoing basis. Aikya, Polunin and Sands are paid for their services directly by BIM.

BIM has retained BlackRock Financial Management, Inc. (“BlackRock”) and Muzinich & Co., Inc. (“Muzinich”) as sub-advisers to each manage a segment of the Credit Income Fund. BlackRock and Muzinich are paid for their services directly by BIM.

B. Administration, Fund Accounting, Transfer Agent and Underwriting Fees. The Corporation, on behalf of each Fund, has entered into an administrative oversight, supervision and coordination services agreement (the “Administrative Agreement”) with Bessemer, pursuant to which Bessemer and Bessemer Trust Company (“BTCO”), an affiliate of BIM, provide certain non- advisory services to the Funds, such as the maintenance of records, the provision of supervisory personnel and the monitoring of the other non-advisory service providers. Under the Administrative Agreement, each Fund pays an annual fee of 0.03% of its average daily net assets for such services. The Bank of New York Mellon (“BNY”) and BNY Mellon Investment Servicing (US) Inc. act as administrator and fund accounting agent and transfer agent, respectively, for the Funds pursuant to an Administration and Accounting Services Agreement and a Transfer Agency Services Agreement, respectively. Certain Officers of the Funds are also employees of BNY.

The Corporation entered into an Underwriting Agreement with Foreside Funds Distributors LLC for the limited purpose of acting as statutory underwriter to facilitate the registration and distribution of shares of the Funds.

C. Distribution and Shareholder Servicing Fees. The Funds have adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) with Bessemer, pursuant to which Bessemer serves as a shareholder servicing agent and provides certain shareholder support services. Bessemer may engage shareholder sub-servicing agents, such as broker/dealers, banks, trust companies, investment advisers, and other financial institutions and intermediaries to provide certain shareholder support services and is solely responsible for paying each such shareholder sub-servicing agent from the fee it receives from each of the Funds. Each Fund pays for shareholder support services an annual fee of 0.20% of its average daily net assets.

D. Custody Fees. The All Cap Core Fund, Large Cap Strategies Fund, Total Equity Fund, Fixed Income Fund, Short-Term Bond Fund, Municipal Bond Fund, California Municipal Bond Fund, and New York Municipal Bond Fund have each retained BTCO, a wholly-owned subsidiary of BGI, to serve as their custodian. The Small & Mid Cap Strategies Fund has retained BTCO to serve as its co-custodian. Pursuant to the Funds’ Custody Agreements, BTCO is responsible for maintaining the custody of these Funds’ securities and cash. BTCO serves as custodian for the Small & Mid Cap Strategies Fund only with respect to equity securities of U.S. companies (other than exchange-traded funds) and securities in the form of depositry receipts directly managed by BIM, income, other payments and distributions issued with respect to such securities, proceeds of the sale of such securities, and cash, cash equivalents and money market instruments received and held by BTCO from time to time on behalf of the Small & Mid Cap Strategies Fund. For providing these services, BTCO receives a fee calculated and paid monthly at the annual rate of 0.065% of the average daily net assets of the non-U.S. investments for All Cap Core Fund, Large Cap Strategies Fund and Total Equity Fund and 0.015% of the average daily net assets of each of the Fixed Income Fund, Short-Term Bond Fund, Municipal Bond Fund, California Municipal Bond Fund, and New York Municipal Bond Fund or portion thereof for the Small & Mid Cap Strategies Fund and U.S. investments for All Cap Core Fund, Large Cap Strategies Fund and Total Equity Fund. The Credit Income Fund has retained Citibank, N.A. (“Citibank”) to serve as its custodian and Small & Mid Cap Strategies Fund have retained Citibank to serve as their co-custodian. Citibank is responsible for maintaining the custody of these Funds’ securities and cash and assets of the Small & Mid Cap Strategies Fund and Credit Income Fund managed by the sub-advisers. For providing these services, Citibank receives a fee from each Fund calculated daily and paid monthly based on safekeeping and transaction fees that vary by country.

E. Fee Waivers. BIM has contractually committed through October 31, 2028 to waive its advisory fees to the extent necessary to maintain the net operating expense ratios, excluding fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and acquired fund fees and expenses, if any, of the All Cap Core Fund at 0.95%, the Large Cap Strategies Fund at 1.10%, the Small &

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Old Westbury Funds, Inc.
Notes to Financial Statements - (Continued)
October 31, 2025

Mid Cap Strategies Fund at 1.10%, the Total Equity Fund at 0.98%, the Credit Income Fund at 0.85%, the Fixed Income Fund at 0.57%, the Short-Term Bond Fund at 0.37%, the Municipal Bond Fund at 0.57%, the California Municipal Bond Fund at 0.57% and the New York Municipal Bond Fund at 0.57%. Any waiver amounts are disclosed in the Statements of Operations. For the year ended October 31, 2025, BIM waived $168,437 for the All Cap Core Fund, $3,587,614 for the Small & Mid Cap Strategies Fund, $497,062 for the Total Equity Fund, $292,187 for the Credit Income Fund, $1,692,060 for the Fixed Income Fund, $323,053 for the Short-Term Bond Fund, $3,233,874 for the Municipal Bond Fund, $685,918 for the California Municipal Bond Fund, and $984,994 for the New York Municipal Bond Fund. The contractual advisory fee waivers may be changed or terminated at any time with the approval of the Board. BIM, however, does not have the ability to recapture fees currently being waived at a later date.

F. Board of Directors’ Fees. Each Director who is not an “interested person” of the Corporation (as that term is defined under the 1940 Act) (each, an “Independent Director”) receives from the Funds a total annual retainer of $240,000, plus $30,000 for serving as Board’s Chairperson and $15,000 as the Audit Committee Chairperson.

Each Independent Director is reimbursed for all out-of-pocket expense relating to attendance at meetings of the board and any Board committee. Directors who are not independent Directors, officers or employees of BIM and BNY do not receive compensation from the Funds. Fees paid are allocated to the Funds on a pro rata basis based on net assets.

G. Other Transactions. Cross trades for the year ended October 31, 2025 were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BIM serves as investment advisor. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7. For the year ended October 31, 2025, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain
All Cap Core Fund	$—	$152,109,365	$27,115,454
Large Cap Strategies Fund	—	25,955,184	8,202,934
Small & Mid Cap Strategies Fund	—	4,893,778	288,177
Total Equity Fund	182,958,327	—	—

7.	Securities Transactions:

Investment transactions for the year ended October 31, 2025, excluding short-term debt investments and U.S. Government securities, were as follows:

	Purchases	Sales
All Cap Core Fund	$1,270,381,105	$1,684,956,765
Large Cap Strategies Fund	11,635,247,603	14,094,298,173
Small & Mid Cap Strategies Fund	5,215,687,437	6,187,869,470
Total Equity Fund	922,932,113	169,604,824
Credit Income Fund	284,167,904	299,044,418
Fixed Income Fund	284,202,739	221,180,910
Short-Term Bond Fund	22,623,766	3,524,604
Municipal Bond Fund	2,275,277,849	2,026,691,324
California Municipal Bond Fund	79,102,139	68,302,417
New York Municipal Bond Fund	103,261,681	74,307,915

Purchase and sales of U.S. Government Securities, excluding those with maturity of one year or less during the year ended October 31, 2025 were as follows:

	Purchases	Sales
Credit Income Fund	$74,139,002	$3,990,685
Fixed Income Fund	1,066,847,022	984,465,985
Short-Term Bond Fund	48,655,326	18,783,873
Municipal Bond Fund	19,715,625	67,914,336
California Municipal Bond Fund	35,235,449	12,455,039
New York Municipal Bond Fund	24,943,652	35,428,516
152

Old Westbury Funds, Inc.
Notes to Financial Statements - (Continued)
October 31, 2025

8.	Redemptions in-kind:

When considered to be in the best interest of all shareholders, the Fund may distribute portfolio securities as payment for redemptions of Fund shares (redemptions in-kind). Gains and losses realized on redemptions in-kind are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended October 31, 2024, the All Cap Core Fund realized a net gain of $57,604,732 on $125,090,580 of redemptions in-kind, including cash of $2,390,404, with affiliates of BIM. During the year ended October 31, 2025, there was no such activity.

9.	Federal Income Taxes:

It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions from net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Federal income tax regulations differ from accounting principles generally accepted in the U.S.; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character within the components of net assets in the Statements of Assets and Liabilities. These permanent differences primarily arise from utilization of earnings and profits on shareholder redemptions. Financial records are not adjusted for temporary differences. Temporary differences primarily arise from the tax treatment of wash sales, passive foreign investment companies, and index options.

As of October 31, 2025, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
All Cap Core Fund	$1,954,379,354	$1,579,017,047	$(33,936,263)	$1,545,080,784
Large Cap Strategies Fund	15,714,361,957	11,007,556,831	(477,587,712)	10,529,969,119
Small & Mid Cap Strategies Fund	7,360,985,077	2,061,026,285	(513,888,934)	1,547,137,351
Total Equity Fund	780,138,064	140,516,898	(22,842,214)	117,674,684
Credit Income Fund	2,827,790,273	69,950,408	(496,004,127)	(426,053,719)
Fixed Income Fund	1,533,745,859	22,513,679	(5,039,288)	17,474,391
Short-Term Bond Fund	102,327,961	862,350	(108,347)	754,003
Municipal Bond Fund	4,226,755,523	63,657,366	(11,567,338)	52,090,028
California Municipal Bond Fund	384,672,975	6,238,143	(558,684)	5,679,459
New York Municipal Bond Fund	593,441,420	6,652,762	(4,027,348)	2,625,414

Permanent differences as of October 31, 2025, were as follows:

	Total Distributable Earnings /(Accumulated Loss)	Increase/ (Decrease) Paid-in-Capital
All Cap Core Fund	$(17,424,652)	$17,424,652
Large Cap Strategies Fund	(147,583,701)	147,583,701
Small & Mid Cap Strategies Fund	(39,915,567)	39,915,567
153

Old Westbury Funds, Inc.
Notes to Financial Statements - (Continued)
October 31, 2025

The Funds may be subject to taxes imposed by other countries in which they invest. Such taxes are generally based on income earned as well as capital gains and in certain situations, unrealized gains. These taxes are accrued and applied to net investment income, net realized gains and unrealized gains, if applicable, as such income and/or gains are earned.

The tax character of distributions from the Funds during the year ended October 31, 2025 was as follows:

		All Cap Core Fund	Large Cap Strategies Fund	Small & Mid Cap Strategies Fund	Credit Income Fund
Distributions paid from:
Ordinary income		$—	$102,172,045	$78,886,206	$132,596,478
Net Long Term Capital Gains		343,469,046	1,262,546,921	251,501,464	—
Total Taxable Distributions		343,469,046	1,364,718,966	330,387,670	132,596,478
Tax Exempt Distributions		—	—	—	—
Total Distributions Paid		$343,469,046	$1,364,718,966	$330,387,670	$132,596,478

	Fixed Income Fund	Short-Term Bond Fund	Municipal Bond Fund	California Municipal Bond Fund	New York Municipal Bond Fund
Distributions paid from:
Ordinary income	$55,871,260	$3,360,769	$22,326,187	$2,527,232	$2,497,487
Net Long Term Capital Gains	—	—	—	—	—
Total Taxable Distributions	55,871,260	3,360,769	22,326,187	2,527,232	2,497,487
Tax Exempt Distributions	—	—	89,517,086	7,236,365	11,520,739
Total Distributions Paid	$55,871,260	$3,360,769	$111,843,273	$9,763,597	$14,018,226

The tax character of distributions from the Funds during the year ended October 31, 2024 was as follows:

		All Cap Core Fund	Large Cap Strategies Fund	Small & Mid Cap Strategies Fund	Credit Income Fund
Distributions paid from:
Ordinary income		$6,016,433	$122,213,975	$52,892,671	$136,598,824
Net Long Term Capital Gains		245,752,964	—	—	—
Total Taxable Distributions		251,769,397	122,213,975	52,892,671	136,598,824
Tax Exempt Distributions		—	—	—	—
Total Distributions Paid		$251,769,397	$122,213,975	$52,892,671	$136,598,824

	Fixed Income Fund	Short-Term Bond Fund	Municipal Bond Fund	California Municipal Bond Fund	New York Municipal Bond Fund
Distributions paid from:
Ordinary income	$54,186,280	$554,994	$22,074,297	$2,342,791	$3,337,459
Net Long Term Capital Gains	—	—	—	—	—
Total Taxable Distributions	54,186,280	554,994	22,074,297	2,342,791	3,337,459
Tax Exempt Distributions	—	—	76,720,258	6,847,401	9,923,681
Total Distributions Paid	$54,186,280	$554,994	$98,794,555	$9,190,192	$13,261,140

The difference in classification between the amounts reflected above and the Statements of Changes in Net Assets is primarily due to short-term capital gain distributions.

As of and during the year ended October 31, 2025, the Funds did not have any liabilities for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. The statute of limitation on each Fund’s U.S. federal income tax returns remains open for each of the four years ended October 31, 2025. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

As of October 31, 2025, the components of distributable earnings/(accumulated loss) on a tax basis were as follows:

154

Old Westbury Funds, Inc.
Notes to Financial Statements - (Continued)
October 31, 2025

	All Cap Core Fund	Large Cap Strategies Fund	Small & Mid Cap Strategies Fund	Total Equity Fund	Credit Income Fund
Undistributed Tax Exempt Income	$—	$—	$—	$—	$—
Undistributed ordinary income	—	175,757,389	151,222,865	4,941,477	9,503,351
Undistributed long-term capital gains	258,722,789	2,699,963,409	543,818,625	3,643	—
Accumulated Earnings	258,722,789	2,875,720,798	695,041,490	4,945,120	9,503,351
Deferred Qualified Late-Year Losses	(3,318,134)	—	—	—	—
Capital Loss Carryforwards	—	—	—	—	(181,220,930)
Unrealized Appreciation/(Depreciation)	1,545,100,090	10,508,502,825	1,547,037,710	117,581,251	(421,196,861)
Total Accumulated Earnings/(Deficits)	$1,800,504,745	$13,384,223,623	$2,242,079,200	$122,526,371	$(592,914,440)

	Fixed Income Fund	Short-Term Bond Fund	Municipal Bond Fund	California Municipal Bond Fund	New York Municipal Bond Fund
Undistributed Tax Exempt Income	$—	$—	$9,441,648	$877,458	$1,286,298
Undistributed ordinary income	5,000,206	346,917	—	—	1
Accumulated Earnings	5,000,206	346,917	9,441,648	877,458	1,286,299
Capital Loss Carryforwards	(160,572,827)	(3,700)	(217,658,862)	(17,632,828)	(21,822,037)
Unrealized Appreciation/(Depreciation)	17,474,391	754,003	52,090,028	5,679,459	2,625,414
Total Accumulated Earnings/(Deficits)	$(138,098,230)	$1,097,220	$(156,127,186)	$(11,075,911)	$(17,910,324)

* Under current tax law, ordinary losses incurred after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes.

As of October 31, 2025, the capital loss carryforwards of the below Funds are available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. This capital loss carryforward is not subject to expiration and must first be utilized to offset future realized gains of the same character.

	Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward
Credit Income Fund	$82,603,157	$98,617,773
Fixed Income Fund	26,080,601	134,492,226
Short-Term Bond Fund	3,700	–
Municipal Bond Fund	77,836,006	139,822,856
California Municipal Bond Fund	6,558,818	11,074,010
New York Municipal Bond Fund	6,261,040	15,560,997

The capital loss carryforward will reduce the applicable Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

Under current tax law, ordinary losses incurred after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The All Cap Core Fund had a late year loss deferrals of $3,318,134 in the current year.

10.	Commitments:

The Credit Income Fund may invest in floating rate loan interests. In connection with these investments, the Credit Income Fund may also enter into bridge loan commitments (“commitments”). Bridge loan commitments may obligate the Credit Income Fund to furnish temporary financing to a borrower until permanent financing can be arranged.

As of October 31, 2025, the Credit Income Fund had no outstanding bridge loan commitments. In connection with these commitments, the Credit Income Fund would earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which would be included in interest income in the Statements of Operations, is recognized ratably over the commitment period.

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Old Westbury Funds, Inc.
Notes to Financial Statements - (Continued)
October 31, 2025

11.	Subsequent Events:

Effective December 2, 2025, Champlain Investment Partners, LLC no longer serves as sub-adviser to the Small & Mid Cap Strategies Fund. No other subsequent events requiring recognition or disclosure in the financial statements were identified.

12.	Additional Tax Information (Unaudited)

Qualified Dividend Income (Unaudited)

The Funds designate a portion of the income dividends distributed during the fiscal year ended October 31, 2025, as Qualified Dividend Income (“QDI”) as defined in the Code as follows:

All Cap Core Fund	0.00%
Large Cap Strategies Fund	100.00%
Small & Mid Cap Strategies Fund	95.23%
Total Equity Fund	100.00%
Credit Income Fund	0.20%

Qualified Interest Income (Unaudited)

The Funds designate a portion of the income dividends distributed during the fiscal year ended October 31, 2025, as Qualified Interest Income as defined in the Code as follows:

All Cap Core Fund	0.00%
Large Cap Strategies Fund	4.17%
Small & Mid Cap Strategies Fund	1.38%
Total Equity Fund	3.85%
Credit Income Fund	82.49%
Fixed Income Fund	87.50%
Short-Term Bond Fund	93.52%
Municipal Bond Fund	19.08%
California Municipal Bond Fund	24.28%
New York Municipal Bond Fund	16.52%

Qualified Short Term Gain (Unaudited)

The Funds designate a portion of the income dividends distributed during the fiscal year ended October 31, 2025, as Qualified Short-Term Gain as defined in the Code as follows:

All Cap Core Fund	0.00%
Large Cap Strategies Fund	0.00%
Small & Mid Cap Strategies Fund	100.00%
Total Equity Fund	100.00%
Credit Income Fund	0.00%
Fixed Income Fund	0.00%
Short-Term Bond Fund	0.00%
Municipal Bond Fund	0.00%
California Municipal Bond Fund	0.00%
New York Municipal Bond Fund	0.00%
156

Old Westbury Funds, Inc.
Notes to Financial Statements - (Continued)
October 31, 2025

Dividends Received Deduction (Unaudited)

For the fiscal year ended October 31, 2025, the following percentage of income dividends paid by the Funds qualifies for the Dividends Received Deduction available to corporations:

All Cap Core Fund	0.00%
Large Cap Strategies Fund	100.00%
Small & Mid Cap Strategies Fund	15.32%
Total Equity Fund	51.80%
Credit Income Fund	0.20%

Long Term Capital Gain Dividends (Unaudited)

The Fund designates Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Code for the fiscal year ended October 31, 2025 as follows:

All Cap Core Fund	$343,469,046
Large Cap Strategies Fund	1,262,546,921
Small & Mid Cap Strategies Fund	251,501,464

U.S. Government Income (Unaudited)

The percentages of the ordinary income dividends paid by the Funds during the fiscal year ended October 31, 2025 which were derived from U.S. Treasury securities were as follows:

All Cap Core Fund	0.00%
Large Cap Strategies Fund	0.98%
Small & Mid Cap Strategies Fund	0.07%
Total Equity Fund	0.00%
Credit Income Fund	15.82%
Fixed Income Fund	58.05%
Short-Term Bond Fund	52.91%
Municipal Bond Fund	0.65%
California Municipal Bond Fund	3.54%
New York Municipal Bond Fund	4.03%

Tax Exempt Distributions (Unaudited)

The distributions designated as tax exempt dividends paid for the fiscal year ended October 31, 2025 were as follows:

Municipal Bond Fund	$89,517,086
California Municipal Bond Fund	7,236,365
New York Municipal Bond Fund	11,520,739
157

Old Westbury Funds, Inc.
Report of Independent Registered Public Accounting Firm
October 31, 2025

To the Shareholders and the Board of Directors of Old Westbury Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Old Westbury Funds, Inc. (the “Corporation”) (comprising All Cap Core Fund, Large Cap Strategies Fund, Small & Mid Cap Strategies Fund, Total Equity Fund, Credit Income Fund, Fixed Income Fund, Short-Term Bond Fund, Municipal Bond Fund, California Municipal Bond Fund and New York Municipal Bond Fund (collectively referred to as the “Funds”)), including the portfolios of investments, as of October 31, 2025, and the related statements of operations, statements of changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising the Corporation at October 31, 2025, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising the Corporation	Statement of operations	Statement of changes in net assets	Financial highlights
All Cap Core Fund Large Cap Strategies Fund Small & Mid Cap Strategies Fund Credit Income Fund Fixed Income Fund Municipal Bond Fund California Municipal Bond Fund New York Municipal Bond Fund	For the year ended October 31, 2025	For each of the two years in the period ended October 31, 2025	For each of the five years in the period ended October 31, 2025
Short-Term Bond Fund	For the year ended October 31, 2025	For the year ended October 31, 2025 and the period from February 29, 2024 (commencement of operations) through October 31, 2024
Total Equity Fund	For the period from February 28, 2025 (commencement of operations) through October 31, 2025

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.We conducted TBA.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodians, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Corporation’s auditor since 2006.

New York, NY

December 23, 2025

158

Old Westbury Funds, Inc.
Additional Information (Unaudited)
October 31, 2025

Information on Proxy Voting:

The Funds’ voting record is available (i) without charge, upon request, by calling (800) 607-2200, (ii) free of charge on our website (https://www.oldwestburyfunds.com), and (iii) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information on Form N-PORT

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. The Funds’ Forms N-PORT is available (i) without charge, upon request, by calling (800) 607-2200, (ii) free of charge on our website (https://www.oldwestburyfunds.com), and (iii) on the SEC’s website at http://www.sec.gov.

159

Old Westbury Funds, Inc.
Renewal of Investment Advisory Agreement and Sub-Advisory Agreements (Unaudited)
October 31, 2025

At a meeting held on July 22, 2025, the Board of Directors (the “Board” or the “Directors”) of Old Westbury Funds, Inc. (the “Corporation”), including the Directors who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) of any party to the agreements defined below (“Independent Directors”), unanimously approved the continuation of the following investment advisory and sub-advisory agreements (collectively, the “Agreements”): (1) an investment advisory agreement between Bessemer Investment Management LLC (“BIM” or the “Adviser”) and the Corporation on behalf of Old Westbury All Cap Core Fund (“All Cap Core Fund”), Old Westbury Large Cap Strategies Fund (“Large Cap Strategies Fund”), Old Westbury Small & Mid Cap Strategies Fund (“Small & Mid Cap Strategies Fund”), Old Westbury Total Equity Fund (“Total Equity Fund”), Old Westbury Credit Income Fund (“Credit Income Fund”), Old Westbury Fixed Income Fund (“Fixed Income Fund”), Old Westbury Municipal Bond Fund (“Municipal Bond Fund”), Old Westbury California Municipal Bond Fund (“California Bond Fund”), Old Westbury New York Municipal Bond Fund (“New York Bond Fund”), and Old Westbury Short-Term Bond Fund (“Short-Term Bond Fund”) (each, a “Fund” and, collectively, the “Funds”), (2) a sub-advisory agreement among BIM, Acadian Asset Management LLC (“Acadian”) and the Corporation on behalf of the Small & Mid Cap Strategies Fund, (3) a sub-advisory agreement among BIM, Aikya Investment Management Limited (“Aikya”) and the Corporation, on behalf of the Old Westbury Large Cap Strategies Fund, and a sub-advisory agreement among BIM, Aikya and the Corporation on behalf of the Old Westbury Total Equity Fund, (4) a sub-advisory agreement among BIM, BlackRock Financial Management, Inc. (“BlackRock”) and the Corporation on behalf of the Credit Income Fund, (5) a sub-advisory agreement among BIM, Champlain Investment Partners, LLC (“Champlain”) and the Corporation on behalf of the Small & Mid Cap Strategies Fund, (6) a sub-advisory agreement among BIM, Polunin Capital Partners (“Polunin”) and the Corporation on behalf of the Old Westbury Small & Mid Cap Strategies Fund, and sub-advisory agreement among BIM, Polunin and the Corporation on behalf of the Old Westbury Total Equity Fund, (7) a sub-advisory agreement, and an amendment to the sub-advisory agreement, among BIM, Muzinich & Co, Inc. (“Muzinich”), and the Corporation on behalf of the Credit Income Fund, and (8) a sub-advisory agreement among BIM, Sands Capital Management, LLC (“Sands”) and the Corporation on behalf of the Large Cap Strategies Fund, and a sub-advisory agreement among BIM, Sands and the Corporation on behalf of the Old Westbury Total Equity Fund (Acadian, Aikya, BlackRock, Champlain, Muzinich, Polunin, and Sands together, the “Sub-Advisers”). In connection with both the meeting of the Board held on July 22, 2025 and the meeting of the Board held on April 15, 2025, the Board requested and received information regarding the Adviser, each of the Sub-Advisers, and the Agreements, as well as information pertaining to the fee rates charged and services provided by affiliated service providers.

The Directors determined that they had received adequate information to make a reasonable determination with respect to the approval of the Agreements and the amendment to the sub-advisory agreement among BIM, Muzinich and the Corporation on behalf of the Credit Income Fund. The following is a summary of the materials and factors that figured prominently in the Board’s considerations and the conclusions they reached in approving the continuance of the Agreements and the amendment to the sub-advisory agreement among BIM, Muzinich and the Corporation on behalf of the Credit Income Fund.

(1) The nature, extent and quality of services provided by the Adviser and Sub-Advisers.

The Board considered the scope and quality of services provided by the Adviser and Sub-Advisers, particularly the qualifications, capabilities and experience of the investment, operational, compliance, legal and other personnel who are responsible for providing services to the Funds. The Board also considered that the Adviser and Sub-Advisers pay the costs of all investment and management facilities necessary for the efficient conduct of their respective services. The Board further considered the role and efforts of the Adviser in providing oversight of the various Sub-Advisers for the Funds, including in overseeing the service of, and in monitoring the performance of, each Sub-Adviser, as well as determining the appropriate allocation of assets to Sub-Advisers. With respect to the Total Equity Fund, the Board considered that the Adviser provides day-to-day portfolio management for a portion of the Fund and implements the investment recommendations of the Fund’s Sub-Advisers pursuant to model portfolios provided by the Sub-Advisers and constructs a portfolio for the Fund that represents the aggregation of the Adviser’s portions of the Fund’s portfolio and the model portfolios provided by the Sub-Advisers, with the weighting of each Sub-Adviser’s model portfolio in the total portfolio determined by the Adviser. The Board also considered the Adviser’s role in making recommendations to the Board regarding retaining or replacing Sub-Advisers where appropriate and in conducting searches for and due diligence of prospective new sub-advisers. In this regard, the Board noted the information that it had received regarding the Adviser’s on-going due diligence with respect to each Sub-Adviser, including the Adviser’s review of, among other things, each Sub-Adviser’s investment process, compliance program and performance. The Board also took into account various reports it received throughout the year regarding the activities and operation of various oversight and operations groups within the Adviser and its affiliates, such as External Manager Solutions, Internal Audit, Cybersecurity and Business Continuity, and Investment Risk Management.

The Board considered the scope and quality of services provided to the Total Equity Fund by the Fund’s Sub-Advisers. The Board considered that each Sub-Adviser manages its allocated portion of the Total Equity Fund’s portfolio by providing a model portfolio to the Adviser on an ongoing basis and each Sub-Adviser uses its research and securities selection processes in constructing its model portfolio.

In addition, the Board considered that the Adviser manages the overall investment program of the Funds and that the Adviser keeps the Board informed of important developments affecting the Funds, both in connection with the Board’s annual review of the Investment Advisory Agreement and Sub-Advisory Agreements and at each Board meeting. The Board also noted that it received in-person reports from each Sub-Adviser on a rotating schedule. The Board evaluated these factors based on its direct experience with the Adviser, and in consultation

160

Old Westbury Funds, Inc.
Renewal of Investment Advisory Agreement and Sub-Advisory Agreements (Unaudited) - (Continued)
October 31, 2025

with Counsel to the Corporation and Counsel to the Independent Directors, as well as Counsel to the Independent Directors alone. The Board also considered the Adviser’s effectiveness in ensuring that the Funds are in compliance with their respective investment policies and restrictions and the requirements of the 1940 Act and related securities regulations.

Based on these factors, as well as other factors discussed herein, the Board concluded that the nature, quality and extent of services provided by the Adviser and each Sub-Adviser have been and continue to be satisfactory.

(2) The performance of the Funds and the Adviser and Sub-Advisers.

The Board’s analysis of the Funds’ performance included the discussion and review of the performance data of each of the Funds against a securities benchmark as well as against a group of similar funds. The Board considered that for some Funds the investment strategy employed by the Fund was distinct from any securities benchmark and was different than that employed by other funds, making performance comparisons against benchmarks and industry peers less meaningful. The Board reviewed comparative performance over long-, intermediate- and short-term periods. In reviewing performance, the Board generally placed greater emphasis on longer-term performance than on shorter-term performance, taking into account that over short periods of time performance may be transitory. The Board also considered the performance of the Funds in the context of whether the Funds were meeting the expectations of Bessemer clients invested in the Funds. In this regard, the Board considered that the Fixed Income Fund, the Municipal Bond Fund, the New York Bond Fund and the California Bond Fund were designed as conservative investment products and that Bessemer clients are predominantly interested in capital preservation when investing in those particular Funds. As a result, the Board determined that the Fixed Income Fund, the Municipal Bond Fund, the New York Bond Fund and the California Bond Fund appeared to be meeting their investment objectives even though some Funds underperformed their competitive peer groups during certain periods.

The Board considered the performance of the Adviser and each of the Sub-Advisers both against comparative benchmarks as well as against similarly managed accounts, if applicable, managed by the Adviser and Sub-Advisers. When reviewing performance against similarly managed accounts, the Board considered, among other things, differences in the nature of such accounts from a regulatory and tax perspective and, as applicable, differences in the investment mandates from those of the Funds. In evaluating the Funds’ performance, the Board also considered the principal role of the Funds as part of the asset allocation strategy for client accounts maintained by Bessemer and its affiliates.

Based on these considerations, among others, the Board concluded that its review of each Fund’s investment performance and related information supported a determination to approve the continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement.

(3) The cost of the advisory and sub-advisory services and the profits to the Adviser and its affiliates from the relationship with the Funds.

In connection with the Board’s consideration of the level of the advisory and sub-advisory fees, the Board considered a number of factors. The Board’s analysis of each Fund’s advisory fees and expenses included a discussion and review of data concerning the current fee and expense ratios of each Fund compared to a peer group of similar funds and noted that each Fund’s advisory fee and expenses were generally in line with those of their representative group. With respect to the Total Equity Fund, the Board considered that the Adviser is also responsible for implementing the Sub-Advisers’ model portfolios. The Board also noted the applicable advisory fee breakpoints for certain of the Funds as well as the Adviser’s contractual commitment to waive advisory fees for each Fund. Additionally, the Board considered the Adviser’s profitability. With respect to the Sub-Advisory Agreements with the Sub-Advisers, the Board noted that the Sub-Advisers’ fees were paid entirely by the Adviser so that no additional expenses would be borne by shareholders for the engagement of the Sub-Advisers. The Board noted that Sub-Advisory fee levels were arrived at pursuant to an arms-length negotiation between the Adviser and each Sub-Adviser. The Board also considered fee data from the Sub-Advisers with respect to similarly managed accounts, if any, and considered the relevance of differences in the services provided to separate accounts as they relate to differences in the fees charged in connection with the Funds. The Board also took into account the significant costs and risks assumed by the Adviser in connection with launching and maintaining the Funds.

Based on this analysis as well as other factors described herein, including that the Funds are intended principally to satisfy asset allocation requirements of client accounts maintained by Bessemer and its affiliates, the Board concluded that the advisory fee schedule for each Fund was fair and reasonable in light of the quality of services provided by the Adviser and each Sub-Adviser.

(4) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

The Board considered information relating to economies of scale. In this regard, the Board noted the current advisory fee breakpoint levels at $500 million and $1 billion with respect to the All Cap Core Fund, the Fixed Income Fund, the California Bond Fund, the New York Bond Fund, the Municipal Bond Fund, the Credit Income Fund and the Total Equity Fund, and at $1.25 billion and $2.5 billion for the Large Cap Strategies Fund. The Board also considered the experience of the Adviser in managing the Funds, as well as the Adviser’s profitability analysis.

161

Old Westbury Funds, Inc.
Renewal of Investment Advisory Agreement and Sub-Advisory Agreements (Unaudited) - (Continued)
October 31, 2025

The Board also noted other ways in which economies of scale may be shared, including through potential lower fees charged by third-party service providers based on the combined size of the Funds and through advisory fee waivers.

Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of each Fund’s shareholders through the Fund’s advisory fee and expense structure and other methods to share benefits from economies of scale.

(5) Ancillary benefits and other factors.

In addition to the above factors, the Board also discussed other benefits received by the Adviser, the Sub-Advisers and their affiliates from the management of the Funds (such as soft-dollar credits), including the ability to market their advisory services for similar products in the future. In addition, the Board discussed the compensation payable by the Funds to affiliates of the Adviser for other services including administrative services, shareholder servicing and custody of the Funds’ assets. The Board considered comparative information relating to the fees charged for these services and considered the Adviser and its affiliates’ capabilities and experience in providing these services. The Board also discussed the use of the Funds as asset allocation investment vehicles for clients of Bessemer and its affiliates, with the resulting expectation that the asset sizes of the Funds would grow as Bessemer’s client base grows. The Board concluded that the advisory and sub-advisory fees were reasonable in light of these fall-out benefits.

Amendment to Sub-Advisory Agreement with Muzinich.

The Board considered the factors described above, among others, as it deemed relevant to the approval of the proposed amendment to the sub-advisory agreement with Muzinich with respect to the Credit Income Fund, including the services to be provided and fees to be paid under the agreement, as amended, as well as the estimated profitability analysis of the Adviser with respect to the Fund in light of the proposed sub-advisory fee reduction.

Conclusion.

The Board, including all of the Independent Directors, concluded that the fees payable under the Investment Advisory Agreement for each Fund and each Sub-Advisory Agreement and the amendment to Sub-Advisory Agreement with Muzinich were fair and reasonable with respect to the services that the Adviser and each Sub-Adviser provide, in light of the factors described above (among others) that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling and individual Directors may have weighed certain factors or information differently. The Independent Directors were also assisted by the advice of Counsel to the Independent Directors, as well as Counsel to the Corporation, in making this determination.

162

Investment Adviser:

Bessemer Investment Management LLC

1271 Avenue of the Americas

New York, NY 10020

(212) 708-9100

Distributor:

Foreside Funds Distributors LLC

3 Canal Plaza, Suite 100

Portland, ME 04101

Custodians:

Bessemer Trust Company

100 Woodbridge Center Drive

Woodbridge, NJ 07095

Citibank, N.A.

388 Greenwich Street

New York, NY 10013

Administrator:

The Bank of New York Mellon

103 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent:

BNY Mellon Investment Servicing (US) Inc.

103 Bellevue Parkway

Wilmington, DE 19809

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Manhattan West

New York, NY 10001

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risks, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Furthermore, Bessemer Investment Management LLC and its affiliates, as agents for their clients, and any of its officers or employees may have a beneficial interest or position in any of the securities mentioned, which may be contrary to any opinion or projection expressed in this report.

October 31, 2025

Cusip 680414307

Cusip 680414109

Cusip 680414604

Cusip 680414836

Cusip 680414851

Cusip 680414406

Cusip 680414844

Cusip 680414505

Cusip 680414877

Cusip 680414869

(OWF_A21-AR2025)

(10/25)

(b)	The Financial Highlights are included with the Financial Statements under Item 7(a) of this form.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

A Special Meeting of Shareholders of Old Westbury Funds, Inc. (the “Corporation”) was held on March 28, 2025 and adjourned to April 11, 2025 (the “Meeting”) for shareholders of record as of the close of business on February 20, 2025. The following proposal was submitted for a vote of the Funds’ shareholders at the Meeting:

1.	To approve a proposal to elect six Directors, Alexander Ellis III, Patricia L. Francy, Daphne H. Foster, R. Keith Walton, Patrick Darcy, and Michael Marquez, to the Board of Directors of the Corporation, each to hold office for an indefinite term.

With respect to the proposal, the following votes were received:

Shares outstanding as of the record date of the Meeting:	2,813,499,461.292

Shares represented at the Meeting in person or by proxy:	2,775,505,212.810

Shares voted in favor:

Alexander Ellis III	2,775,419,165.983
Patricia L. Francy	2,775,419,165.983
Daphne H. Foster	2,775,419,165.983
R. Keith Walton	2,775,492,432.810
Patrick Darcy	2,774,072,316.581
Michael Marquez	2,775,419,165.983

Shares voted against:	0

Shares withheld:

Alexander Ellis III	86,046.827
Patricia L. Francy	86,046.827
Daphne H. Foster	86,046.827
R. Keith Walton	12,780.000
Patrick Darcy	1,432,896.229
Michael Marquez	86,046.827

Based on the votes received, the proposal was approved by shareholders of the Corporation and each of Alexander Ellis III, Patricia L. Francy, Daphne H. Foster, R. Keith Walton, Patrick Darcy, and Michael Marquez were elected to the Board of Directors of the Corporation.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7(a) of this form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7(a) of this form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Disclosure not required for open-end management investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Disclosure not required for open-end management investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Disclosure not required for open-end management investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Disclosure not required for open-end management investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Old Westbury Funds, Inc.

By (Signature and Title)*	/s/ David W. Rossmiller
David W. Rossmiller, President and Chief Executive Officer (Principal Executive Officer)

Date   January 7, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David W. Rossmiller
David W. Rossmiller, President and Chief Executive Officer (Principal Executive Officer)

Date   January 7, 2026

By (Signature and Title)*	/s/ Matthew A. Rizzi
Matthew A. Rizzi, Treasurer (Principal Financial Officer)

Date   January 7, 2026

* Print the name and title of each signing officer under his or her signature.